Execution Version CREDIT AGREEMENT Dated as of October 13, 2026 among TENABLE HOLDINGS, INC., as the Parent Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, THE LENDERS PARTY HERETO, JPMORGAN CHASE BANK, N.A., MORGAN STANLEY SENIOR FUNDING, INC., BOFA SECURITIES, INC., and WELLS FARGO SECURITIES, LLC as Joint Lead Arrangers and Joint Bookrunners

-i- Table of Contents Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS ................................................................................... 1 Section 1.01. Defined Terms ..................................................................................................................... 1 Section 1.02. Other Interpretive Provisions ............................................................................................. 59 Section 1.03. Accounting Terms ............................................................................................................. 60 Section 1.04. Rounding ........................................................................................................................... 61 Section 1.05. References to Agreements, Laws, Etc ............................................................................... 61 Section 1.06. Times of Day ..................................................................................................................... 61 Section 1.07. Timing of Payment or Performance .................................................................................. 61 Section 1.08. Currency Equivalents Generally ........................................................................................ 61 Section 1.09. Certain Calculations and Tests .......................................................................................... 62 Section 1.10. Alternative Currencies ....................................................................................................... 63 Section 1.11. Letter of Credit Amounts ................................................................................................... 64 Section 1.12. Divisions ............................................................................................................................ 64 Section 1.13. Designation of Borrowers .................................................................................................. 64 Section 1.14. Interest Rates ..................................................................................................................... 65 ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS .................................................................... 66 Section 2.01. The Loans .......................................................................................................................... 66 Section 2.02. Borrowings, Conversions and Continuations of Loans ..................................................... 66 Section 2.03. Letters of Credit ................................................................................................................. 70 Section 2.04. [Reserved] .......................................................................................................................... 79 Section 2.05. Prepayments ....................................................................................................................... 79 Section 2.06. Termination or Reduction of Commitments ...................................................................... 80 Section 2.07. Repayment of Loans .......................................................................................................... 81 Section 2.08. Interest ............................................................................................................................... 81 Section 2.09. Fees .................................................................................................................................... 81 Section 2.10. Computation of Interest and Fees ...................................................................................... 82 Section 2.11. Evidence of Indebtedness .................................................................................................. 82 Section 2.12. Payments Generally ........................................................................................................... 82 Section 2.13. Sharing of Payments .......................................................................................................... 84 Section 2.14. Incremental Credit Extensions ........................................................................................... 85 Section 2.15. Extensions of Revolving Credit Commitments ................................................................. 89 Section 2.16. Defaulting Lenders ............................................................................................................ 90 Section 2.17. Parent Borrower as Agent .................................................................................................. 92 ARTICLE III TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY ................................................. 92 Section 3.01. Taxes .................................................................................................................................. 92 Section 3.02. Inability to Determine Rates .............................................................................................. 96 Section 3.03. Increased Cost and Reduced Return; Capital Adequacy ................................................... 99 Section 3.04. Funding Losses ................................................................................................................ 100 Section 3.05. Matters Applicable to All Requests for Compensation ................................................... 101 Section 3.06. Replacement of Lenders under Certain Circumstances ................................................... 102 Section 3.07. Illegality ........................................................................................................................... 103

-ii- Section 3.08. Survival ............................................................................................................................ 104 Section 3.09. Interest Rate Limitation ................................................................................................... 104 ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS ............................................................ 104 Section 4.01. Conditions to Effectiveness ............................................................................................. 104 Section 4.02. Conditions to Credit Extensions ...................................................................................... 107 ARTICLE V REPRESENTATIONS AND WARRANTIES ............................................................................... 107 Section 5.01. Existence, Qualification and Power; Compliance with Laws .......................................... 107 Section 5.02. Authorization; No Contravention .................................................................................... 108 Section 5.03. Governmental Authorization; Other Consents ................................................................ 108 Section 5.04. Binding Effect .................................................................................................................. 108 Section 5.05. Financial Statements; No Material Adverse Effect ......................................................... 108 Section 5.06. Litigation ......................................................................................................................... 109 Section 5.07. Ownership of Property; Liens .......................................................................................... 109 Section 5.08. Environmental Matters .................................................................................................... 109 Section 5.09. Taxes ................................................................................................................................ 109 Section 5.10. Compliance with ERISA ................................................................................................. 110 Section 5.11. Subsidiaries; Equity Interests .......................................................................................... 110 Section 5.12. Margin Regulations; Investment Company Act .............................................................. 110 Section 5.13. Disclosure ........................................................................................................................ 111 Section 5.14. Intellectual Property; Licenses, Etc ................................................................................. 111 Section 5.15. Solvency .......................................................................................................................... 111 Section 5.16. Collateral Documents ...................................................................................................... 111 Section 5.17. Use of Proceeds ............................................................................................................... 112 Section 5.18. Sanctions Laws and Regulations and Anti-Corruption Laws .......................................... 112 Section 5.19. Affected Financial Institutions ........................................................................................ 112 Section 5.20. Covered Entities .............................................................................................................. 112 Section 5.21. No Default ....................................................................................................................... 112 Section 5.22. Insurance .......................................................................................................................... 113 Section 5.23. Outbound Investment Rules ............................................................................................ 113 ARTICLE VI AFFIRMATIVE COVENANTS ................................................................................................ 113 Section 6.01. Financial Statements ........................................................................................................ 113 Section 6.02. Certificates; Other Information ........................................................................................ 114 Section 6.03. Notices ............................................................................................................................. 116 Section 6.04. Maintenance of Existence ................................................................................................ 116 Section 6.05. Maintenance of Properties ............................................................................................... 116 Section 6.06. Maintenance of Insurance ................................................................................................ 116 Section 6.07. Compliance with Laws .................................................................................................... 116 Section 6.08. Books and Records .......................................................................................................... 117 Section 6.09. Inspection Rights ............................................................................................................. 117 Section 6.10. Covenant to Guarantee Obligations and Give Security ................................................... 117 Section 6.11. Use of Proceeds ............................................................................................................... 118 Section 6.12. Further Assurances and Post-Closing Covenants ............................................................ 119 Section 6.13. Designation of Subsidiaries ............................................................................................. 119 Section 6.14. Payment of Taxes ............................................................................................................ 120 Section 6.15. Nature of Business ........................................................................................................... 120

-iii- ARTICLE VII NEGATIVE COVENANTS .................................................................................................... 120 Section 7.01. Liens ................................................................................................................................ 120 Section 7.02. Investments ...................................................................................................................... 124 Section 7.03. Indebtedness .................................................................................................................... 127 Section 7.04. Fundamental Changes ...................................................................................................... 130 Section 7.05. [Reserved] ........................................................................................................................ 131 Section 7.06. Restricted Payments ........................................................................................................ 131 Section 7.07. Transactions with Affiliates ............................................................................................. 133 Section 7.08. Prepayments, Etc., of Subordinated Debt ........................................................................ 134 Section 7.09. Fiscal Year ....................................................................................................................... 135 Section 7.10. Subsidiary Distributions .................................................................................................. 135 Section 7.11. Financial Covenant .......................................................................................................... 136 Section 7.12. Outbound Investment Rules ............................................................................................ 137 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES ............................................................................. 138 Section 8.01. Events of Default ............................................................................................................. 138 Section 8.02. Remedies Upon Event of Default .................................................................................... 140 Section 8.03. Exclusion of Immaterial Subsidiaries .............................................................................. 140 Section 8.04. Application of Funds ....................................................................................................... 141 ARTICLE IX ADMINISTRATIVE AGENT AND OTHER AGENTS ................................................................ 142 Section 9.01. Authorization and Action ................................................................................................ 142 Section 9.02. Administrative Agent’s Reliance, Limitation of Liability, Etc ........................................ 144 Section 9.03. Posting of Communications ............................................................................................. 145 Section 9.04. Successor Administrative Agent ...................................................................................... 146 Section 9.05. Acknowledgements of Lenders and L/C Issuers ............................................................. 147 Section 9.06. Collateral and Guaranty Matters ...................................................................................... 150 Section 9.07. Credit Bidding ................................................................................................................. 151 Section 9.08. Certain ERISA Matters .................................................................................................... 152 Section 9.09. Borrower Communications .............................................................................................. 154 Section 9.10. Withholding Tax .............................................................................................................. 154 ARTICLE X MISCELLANEOUS ................................................................................................................. 156 Section 10.01. Amendments, Etc ............................................................................................................. 156 Section 10.02. Notices and Other Communications; Facsimile Copies .................................................. 158 Section 10.03. No Waiver; Cumulative Remedies .................................................................................. 160 Section 10.04. Attorney Costs and Expenses .......................................................................................... 160 Section 10.05. Indemnification by the Borrowers ................................................................................... 161 Section 10.06. Payments Set Aside ......................................................................................................... 162 Section 10.07. Successors and Assigns ................................................................................................... 162 Section 10.08. Confidentiality ................................................................................................................. 167 Section 10.09. Setoff ............................................................................................................................... 168 Section 10.10. Counterparts ..................................................................................................................... 168 Section 10.11. Integration ........................................................................................................................ 169 Section 10.12. Survival of Representations and Warranties .................................................................... 169 Section 10.13. Severability ...................................................................................................................... 169 Section 10.14. GOVERNING LAW, JURISDICTION, SERVICE OF PROCESS ............................... 169

-iv- Section 10.15. WAIVER OF RIGHT TO TRIAL BY JURY ................................................................. 170 Section 10.16. Binding Effect .................................................................................................................. 170 Section 10.17. Judgment Currency .......................................................................................................... 170 Section 10.18. Lender Action .................................................................................................................. 171 Section 10.19. Know-Your-Customer, Etc .............................................................................................. 171 Section 10.20. USA PATRIOT Act ......................................................................................................... 171 Section 10.21. Intercreditor Agreements ................................................................................................. 171 Section 10.22. Obligations Absolute ....................................................................................................... 172 Section 10.23. No Advisory or Fiduciary Responsibility ........................................................................ 172 Section 10.24. Electronic Execution of Assignments and Certain Other Documents ............................. 172 Section 10.25. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ................ 173 Section 10.26. [Reserved] ........................................................................................................................ 174 Section 10.27. Acknowledgement Regarding any Supported QFCs ....................................................... 174

-v- SCHEDULES 2.01 — Commitments 2.03(a) — Existing Letters of Credit 6.12 — Post-Closing Covenants 10.02 — Certain Addresses for Notices EXHIBITS Form of A — [Reserved] B — Note C — Compliance Certificate D — Assignment and Assumption E — Guaranty F-1 — Pari Passu Intercreditor Agreement F-2 — Junior Lien Intercreditor Agreement G — Security Agreement H — United States Tax Compliance Certificate I — Master Intercompany Note

CREDIT AGREEMENT This CREDIT AGREEMENT (this “Agreement”) is entered into as of October 13, 2026, among TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), JPMORGAN CHASE BANK, N.A. (“JPM”), as Administrative Agent, Collateral Agent and L/C Issuer, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”). PRELIMINARY STATEMENTS 1. The Parent Borrower has requested that the Lenders provide credit facilities for the purposes set forth herein. 2. The applicable Lenders have indicated their willingness to lend, and each L/C Issuer has indicated its willingness to issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “2031 Convertible Notes” means the 0.25% Convertible Senior Notes due 2031 issued by the Parent Borrower pursuant to that certain Indenture, dated as of September 15, 2026, between the Parent Borrower and U.S. Bank Trust Company, National Association. “Acceptable Intercreditor Agreement” means a customary intercreditor agreement that is either (A) substantially in the form of Exhibit F-1 or F-2 hereto or (B) with changes to Exhibit F-1 or F-2 hereto as reasonably agreed between the Administrative Agent and the Parent Borrower which have not been objected to by the applicable Required Lenders within five (5) Business Days of having been posted (which shall be deemed acceptable to the Administrative Agent and the applicable Required Lenders). “Acquired EBITDA” means, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary, as applicable, all as determined on a consolidated basis for such Acquired Entity or Business or Converted Restricted Subsidiary, as applicable. “Acquired Entity or Business” has the meaning specified in clause (b)(iv) of the definition of the term “Consolidated EBITDA.” “Additional Borrower” means any Wholly Owned Restricted Subsidiary organized in a Qualified Jurisdiction, in each case that becomes a Borrower after the Effective Date pursuant to Section 1.13. “Additional Lender” has the meaning specified in Section 2.14(d). “Additional Revolving Credit Commitment” has the meaning specified in Section 2.14(a).

-2- “Administrative Agent” means, subject to Section 9.04, JPM in its capacity as administrative agent under the Loan Documents, or any successor administrative agent appointed in accordance with Section 9.04. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account, as the Administrative Agent may from time to time notify the Parent Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates. “Agents” means, collectively, the Administrative Agent and the Collateral Agent. “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” has the meaning specified in the introductory paragraph hereof. “Agreement Currency” has the meaning specified in Section 10.17 hereof. “Alternative Currency” means any Alternative L/C Currency or Alternative Revolver Currency, as applicable. “Alternative L/C Currency” means each of Sterling, Canadian Dollars, Euro and Israeli Shekel and each other currency (other than Dollars) that is approved in accordance with Section 1.10; provided that Morgan Stanley Senior Funding, Inc. shall not be required to issue any Letters of Credit in Israeli Shekels. “Alternative L/C Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative L/C Currency as determined by the applicable L/C Issuer at such time on the basis of the rate of exchange for the purchase of such Alternative L/C Currency with Dollars last provided (either by publication or otherwise provided to the applicable L/C Issuer) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of such Alternative L/C Currency with Dollars, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the applicable L/C Issuer in its sole discretion. “Alternative Revolver Currency” means each of Sterling, Euro and each other currency (other than Dollars) that is approved in accordance with Section 1.10. “Alternative Revolver Currency Daily Rate” means, for any day, with respect to any Credit Extension under the Revolving Credit Facility:

-3- (a) denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof; and (b) denominated in any other Alternative Revolver Currency (to the extent such Loans denominated in such currency will bear interest at a daily rate), the daily rate per annum as designated with respect to such Alternative Revolver Currency at the time such Alternative Revolver Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.10 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.10; provided that, if any Alternative Revolver Currency Daily Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Any change in an Alternative Revolver Currency Daily Rate shall be effective from and including the date of such change without further notice. “Alternative Revolver Currency Daily Rate Loan” means a Revolving Credit Loan that bears interest at a rate based on the definition of “Alternative Revolver Currency Daily Rate.” All Alternative Revolver Currency Daily Rate Loans must be denominated in an Alternative Revolver Currency. “Alternative Revolver Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Revolver Currency as determined by the Administrative Agent or applicable L/C Issuer, as applicable, by reference to Bloomberg (or such other publicly available service for displaying exchange rates), to be the exchange rate for the purchase of such Alternative Revolver Currency with Dollars at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided, however, that if no such rate is available, the “Alternative Revolver Currency Equivalent” shall be determined by the Administrative Agent or applicable L/C Issuer, as applicable, using any reasonable method of determination it deems appropriate in its sole discretion (and such determination shall be conclusive absent manifest error). “Alternative Revolver Currency Loan” means an Alternative Revolver Currency Daily Rate Loan or an Alternative Revolver Currency Term Rate Loan, as applicable. “Alternative Revolver Currency Term Rate” means, for any Interest Period, with respect to any Credit Extension under the Revolving Credit Facility: (a) denominated in Euros, the EURIBOR Screen Rate on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period (“EURIBOR”); and (b) denominated in any other Alternative Revolver Currency (to the extent such Loans denominated in such currency will bear interest at a term rate), the term rate per annum as designated with respect to such Alternative Revolver Currency at the time such Alternative Revolver Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.10 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.10; provided that, if any Alternative Revolver Currency Term Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

-4- “Alternative Revolver Currency Term Rate Loan” means a Revolving Credit Loan that bears interest at a rate based on the definition of “Alternative Revolver Currency Term Rate.” All Alternative Revolver Currency Term Rate Loans must be denominated in an Alternative Revolver Currency. “Applicable Lending Office” means for any Lender, such Lender’s office, branch or affiliate designated for Term SOFR Loans, Base Rate Loans, Alternative Revolver Currency Loans, L/C Advances or Letters of Credit, as applicable, as notified to the Administrative Agent, any of which offices may be changed by such Lender. “Applicable Parties” has the meaning specified in Section 9.03(c). “Applicable Percentage” means, at any time (a) with respect to any Lender with a Commitment of any Class, the percentage equal to a fraction the numerator of which is the amount of such Lender’s Commitment of such Class at such time and the denominator of which is the aggregate amount of all Commitments of such Class of all Lenders (provided that if the Commitments under any Revolving Credit Facility have terminated or expired, the Applicable Percentages of the Lenders under such Revolving Credit Facility shall be determined based upon the Revolving Credit Commitments thereunder most recently in effect) and (b) with respect to the Loans of any Class, a percentage equal to a fraction the numerator of which is such Lender’s Outstanding Amount of the Loans of such Class and the denominator of which is the aggregate Outstanding Amount of all Loans of such Class. “Applicable Rate” means the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a): Level 1 Level 2 Level 3 Level 4 Level 5 Total Leverage Ratio > 3.25:1.00 < 3.25:1.00 but > 2.50:1.00 < 2.50:1.00 but > 1.75:1.00 < 1.75:1.00 but > 1.00:1.00 < 1.00:1.00 Commitment Fee 0.35% 0.30% 0.25% 0.20% 0.175% Applicable Rate for Term SOFR Loans, EURIBOR Revolving Credit Loans and SONIA Revolving Credit Loans 2.25% 2.00% 1.75% 1.50% 1.25% Applicable Rate for Base Rate Loans 1.25% 1.00% 0.75% 0.50% 0.25% Letter of Credit Fee 2.25% 2.00% 1.75% 1.50% 1.25% As of the Effective Date and prior to delivery of the Compliance Certificate for the fiscal quarter ending September 30, 2026, the Applicable Rate shall be based upon pricing Level 4. Thereafter, each change in the Applicable Rate resulting from delivery of a Compliance Certificate reflecting a change in Total Leverage Ratio shall be effective, during the period commencing on the date that is three (3) days after the delivery of a Compliance Certificate reflecting such change in Total Leverage Ratio and ending on the date immediately preceding the effective date of the next such change of the Total Leverage Ratio. Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the Total Leverage Ratio set forth in any Compliance Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that

-5- the Lenders received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the Total Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Rate” for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Total Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrowers for the relevant period pursuant to Sections 2.09 and 2.10 as a result of the miscalculation of the Total Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Sections 2.09 or 2.10, as applicable, at the time the interest or fees for such period were required to be paid pursuant to said Section (and shall remain due and payable until paid in full, together with all amounts owing under Section 2.09 (other than Section 2.09(b)), in accordance with the terms of this Agreement); provided that, notwithstanding the foregoing, so long as an Event of Default described in Section 8.01(f) has not occurred with respect to any Borrower, such shortfall shall be due and payable five (5) Business Days following the determination described above. Notwithstanding the foregoing, the Applicable Rate in respect of (i) any Class of Extended Revolving Credit Commitments or Revolving Credit Loans made pursuant to any Extended Revolving Credit Commitments shall be the applicable percentages per annum set forth in the relevant Extension Offer and (ii) any Class of Loans or Commitments established pursuant to any Incremental Facility Amendment shall be the applicable percentages per annum set forth in the relevant Incremental Facility Amendment. “Applicable Time” means, with respect to any payments in any Alternative Revolver Currency, the local time in the place of settlement for such Alternative Revolver Currency as determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class and (b) with respect to any Letters of Credit, (i) the relevant L/C Issuer and (ii) the Revolving Credit Lenders. “Approved Borrower Portal” has the meaning assigned to such term in Section 9.09(a). “Approved Electronic Platform” has the meaning specified in Section 9.03(a). “Approved Foreign Bank” has the meaning specified in the definition of “Cash Equivalents.” “Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender. “Assignees” has the meaning specified in Section 10.07(b). “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit D or any other form (including electronic documentation generated by an electronic platform) approved by the Administrative Agent. “Attorney Costs” means and includes all reasonable and documented fees, expenses and disbursements of any law firm or other external legal counsel. “Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

-6- “Audited Parent Borrower Financial Statements” means (i) the audited consolidated balance sheet of the Parent Borrower for the period covered in the most recent Form 10-K filed by the Parent Borrower with the SEC prior to the Effective Date; and (ii) the related audited consolidated statements of income, cash flows and stockholders’ equity of the Parent Borrower for the period covered in the most recent Form 10-K filed by the Parent Borrower with the SEC prior to the Effective Date. “Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(b)(iv). “Available Currency” means, (a) with respect to Letters of Credit, (x) Dollars and (y) Alternative L/C Currencies and (b) with respect to Revolving Credit Loans, (x) Dollars and (y) Alternative Revolver Currencies. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Available Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 3.02. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors. “Bankruptcy Event” means, with respect to any Person, such Person or its parent entity becomes (other than via an Undisclosed Administration) the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof; provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person or its parent entity. “Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus ½ of 1%, and (c) the Term SOFR for a one month Interest Period as published two U.S. Government Securities Business Days prior to such

-7- day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that, for the purpose of this definition, the Term SOFR for any day shall be based on the Term SOFR Screen Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Screen Rate, as specified by the CME in the Term SOFR Screen Rate methodology). Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Term SOFR, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.02 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 3.02(b)), then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Benchmark” means, initially, with respect to any (i) RFR Loan in any Available Currency, the applicable Relevant Rate for such Available Currency or (ii) Term Benchmark Loan, the Relevant Rate for such Available Currency; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Available Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 3.02. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in an Alternative Currency (other than any Loan denominated in Canadian dollars), “Benchmark Replacement” shall mean the alternative set forth in (2) below: (1) in the case of any Loan denominated in Dollars, the Daily Simple RFR for Dollars and/or in the case of any Loan denominated in Canadian dollars, the Daily Simple RFR for Canadian dollars; or (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Available Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor

-8- giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Available Currency at such time. “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, the CME, the central bank for the Available Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction

-9- over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.02 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.02. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230, as amended or modified from time to time. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” has the meaning specified in Section 10.27(b). “Borrower Agent” has the meaning specified under Section 1.13(a)(vi) hereof. “Borrower Materials” has the meaning specified in Section 6.01. “Borrowers” means (i) the Parent Borrower and any (ii) Additional Borrower. “Borrowing” means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Term SOFR Loans or Alternative Revolver Currency Term Rate Loans, as to which a single Interest Period is in effect.

-10- “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York, and: (a) if such day relates to Term SOFR or Daily Simple SOFR and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing Term SOFR or Daily Simple SOFR or any other dealings of such Loans referencing Term SOFR or Daily Simple SOFR, means any such day that is a U.S. Government Securities Business Day; (b) if such day relates to any interest rate settings as to an Alternative Revolver Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Revolver Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Revolver Currency Loan, means a TARGET Day; (c) if such day relates to any interest rate settings as to an Alternative Revolver Currency Loan denominated in Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; and (d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro or Sterling in respect of an Alternative Revolver Currency Loan denominated in a currency other than Euro or Sterling, or any other dealings in any currency other than Euro or Sterling to be carried out pursuant to this Agreement in respect of any such Alternative Revolver Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency. “Canadian Dollars” means the lawful currency of Canada. “Capitalized Leases” means all leases that are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP; provided that all obligations of the Parent Borrower and its Restricted Subsidiaries that are or would be characterized as an operating lease as determined in accordance with GAAP as in effect immediately prior to the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) (whether or not such operating lease was in effect at such time) shall continue to be accounted for as an operating lease (and not as a Capitalized Lease) for purposes of this Agreement (other than for purposes of delivery of financial statements prepared in accordance with GAAP) regardless of any change in GAAP following such date that would otherwise require such obligation to be recharacterized as a Capitalized Lease. “Cash Collateral” has the meaning specified in Section 2.03(f). “Cash Collateralize” has the meaning specified in Section 2.03(f). “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Parent Borrower or any Restricted Subsidiary: (1) Dollars;

-11- (2) securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality of the foregoing the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition; (3) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000 in the case of U.S. banks and $100,000,000 (or the Dollar Equivalent as of the date of determination) in the case of non-U.S. banks; (4) repurchase obligations for underlying securities of the types described in clauses (2), (3) and (7) of this definition entered into with any financial institution meeting the qualifications specified in clause (3) above; (5) commercial paper rated at least “P-1” by Moody’s or at least “A-1” by S&P, and in each case maturing within 24 months after the date of creation thereof and Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P or “A-2” or higher from Moody’s, with maturities of 24 months or less from the date of acquisition; (6) marketable short-term money market and similar securities having a rating of at least “P-2” or “A-2” from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Parent Borrower) and in each case maturing within 24 months after the date of creation or acquisition thereof; (7) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from Moody’s or S&P with maturities of 24 months or less from the date of acquisition; (8) readily marketable direct obligations issued by any foreign government or any political subdivision or public instrumentality thereof, in each case having an Investment Grade Rating from Moody’s or S&P with maturities of 24 months or less from the date of acquisition; (9) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated within the top three ratings category by S&P or Moody’s; (10) with respect to any Foreign Subsidiary: (i) obligations of the national government of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, in each case maturing within one year after the date of investment therein, (ii) certificates of deposit of, bankers acceptances of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, and whose short-term commercial paper rating from S&P is at least “A-l” or the equivalent thereof or from Moody’s is at least “P-1” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and in each case with maturities of not more than 270 days from the date of acquisition and (iii) the equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank;

-12- (11) Cash Equivalents of the types described in clauses (1) through (10) above denominated in Dollars, Euro, Sterling, Canadian Dollars, Israeli Shekel or any other currency (other than Dollars) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars or, solely to the extent held in the ordinary course of business and not for speculative purposes, any currency in which the Parent Borrower and/or its Restricted Subsidiaries regularly conducts business; (12) investment funds investing at least 90% of their assets in Cash Equivalents of the types described in clauses (1) through (11) above; and (13) Investments made in accordance with the Parent Borrower’s Investment Policy, dated July 30, 2018 (and amended May 24, 2021) and delivered to the Administrative Agent prior to the Effective Date, as in effect on the Effective Date (including any changes to such Investment Policy approved by the board of directors (or appropriate equivalent) of the Parent Borrower after the Effective Date, subject to the consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed)). “Cash Management Bank” means any financial institution that is a Lender, an Agent or an Affiliate of a Lender or an Agent, providing treasury, depository, credit or debit card, purchasing card, and/or cash management services or automated clearing house transactions to the Parent Borrower or any Restricted Subsidiary or conducting any automated clearing house transfers of funds. “Cash Management Obligations” means obligations owed by the Parent Borrower or any Restricted Subsidiary to any Cash Management Bank in respect of any overdraft and related liabilities arising from treasury, depository, credit or debit card, purchasing card, or cash management services or any automated clearing house transfers of funds. “CBR Loan” means a Loan that bears interest at a rate determined by reference to the Central Bank Rate. “CBR Spread” means the Applicable Rate, applicable to such Loan that is replaced by a CBR Loan. “Central Bank Rate” means, the greater of (I) for any Loan denominated in (a) Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time, (b) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time, and (c) any other Alternative Revolver Currency determined after the Effective Date, a central bank rate as determined by the Administrative Agent in its reasonable discretion and (II) the Floor. “CFC” means any Foreign Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule,

-13- regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Change of Control” means any of the following events: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of voting stock of the Parent Borrower (or other securities convertible into such voting stock) representing at least thirty-five percent (35%) of the combined voting power of all voting stock of the Parent Borrower or (b) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over voting stock of the Parent Borrower (or other securities convertible into such securities) representing at least thirty-five percent (35%) of the combined voting power of all voting stock of the Parent Borrower. “City Code” has the meaning specified under Section 1.09(a) hereof. “Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Credit Commitments, Extended Revolving Credit Commitments, Incremental Revolving Commitments, Refinancing Revolving Commitments or Commitments in respect of any Incremental Term Loans and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Credit Loans or Incremental Term Loans. Incremental Term Loans that have different terms and conditions (together with the Commitments in respect thereof) shall be construed to be in different Classes. “CME” means CME Group Benchmark Administration Limited as administrator of the forward- looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral” means all the “Collateral” as defined in the Collateral Documents and all other property of whatever kind and nature pledged or charged as collateral under any Collateral Document. “Collateral Agent” means JPM, in its capacity as collateral agent under any of the Loan Documents, or any successor collateral agent appointed in accordance with Section 9.04. “Collateral and Guarantee Requirement” means, at any time, the requirement that, in each case subject to the limitations and qualifications set forth herein or in any other Loan Document: (a) the Collateral Agent shall have received each Collateral Document required to be delivered pursuant to any of the Loan Documents, Section 6.10 or Section 6.12, duly executed by each Loan Party that is a party thereto; (b) all Obligations shall have been unconditionally guaranteed (the “Guarantees”), jointly and severally, by (i) the Parent Borrower, (ii) each Additional Borrower and (iii) each

-14- Restricted Subsidiary (other than any Excluded Subsidiary) including as of the Effective Date those that are listed on Schedule 1.01D to the Disclosure Letter (each, a “Guarantor”); (c) the Obligations and the Guarantees shall have been secured pursuant to the Security Agreement or other applicable Collateral Documents by a first-priority security interest in (i) all the Equity Interests of each Additional Borrower and (ii) all Equity Interests (other than Excluded Equity) held directly by the Parent Borrower, any Additional Borrower or any other Guarantor in any Restricted Subsidiary (other than any Excluded Equity), in each case subject to Permitted Liens; (d) except to the extent otherwise provided hereunder or under any Collateral Document, the Obligations and the Guarantees shall have been secured by a perfected first-priority (subject to Permitted Liens) security interest (to the extent such security interest may be perfected by delivering and/or granting possession or control of certificated securities and instruments, filing personal property financing statements or intellectual property security agreements, or making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office) in substantially all tangible and intangible assets (other than any Excluded Property) of the Borrowers and each other Guarantor (including, without limitation, accounts receivable, inventory, equipment, investment property, United States IP Rights, intercompany receivables, other general intangibles (including contract rights), and proceeds of the foregoing) and all certificates, agreements, documents and instruments, including Uniform Commercial Code financing statements, required by the Collateral Documents, requirements of Law or reasonably requested by the Collateral Agent to be filed, delivered, registered or recorded to create the Liens intended to be created by the Collateral Documents and perfect such Liens to the extent required by the Collateral Documents and the other provisions of the term “Collateral and Guarantee Requirement,” shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording; (e) none of the Collateral shall be subject to any Liens other than Permitted Liens; (f) [reserved]; and (g) in the event any Additional Borrower or a Guarantor is added that is organized in a jurisdiction other than the U.S., such Loan Party shall grant a perfected first-priority Lien (subject to Permitted Liens) on its assets (in scope customary in such jurisdiction) to the Collateral Agent and any Loan Party that owns the Equity Interests of such Additional Borrower or Guarantor shall grant a perfected Lien over such Equity Interest to the Collateral Agent in each case, pursuant to arrangements as reasonably agreed between the Administrative Agent and the Parent Borrower (including foreign security) and subject to customary limitations and exclusions in such jurisdiction to be reasonably agreed to between the Administrative Agent and the Parent Borrower. The foregoing definition shall not require the creation or perfection of pledges of or security interests in, particular assets if and for so long as the Administrative Agent and the Parent Borrower agree in writing that the cost of creating or perfecting such pledges or security interests in such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom. The Administrative Agent may grant extensions of time for the perfection of security interests with respect to particular assets where it reasonably determines, in consultation with the Parent Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents.

-15- Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary: (A) other than as provided in clause (g) above, Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall only be granted under the Collateral Documents governed by the laws of the United States, any state thereof or the District of Columbia; (B) other than as provided in clause (g) above, the Collateral and Guarantee Requirement shall not apply to, and the definition of “Collateral” and definitions of and references to asset categories in the definition of Collateral in this Agreement or any other Loan Documents shall not include, any Excluded Property; (C) no deposit account control agreement, securities account control agreement or other control agreements or control arrangements shall be required with respect to any deposit account, securities account or other asset specifically requiring perfection through control agreements; (D) other than as provided in clause (g) above, no actions in any jurisdiction other than the U.S. or that are necessary to comply with the Laws of any jurisdiction other than the U.S. shall be required in order to create any security interests in assets located, titled, registered or filed outside of the U.S. or to perfect such security interests (it being understood that other than as provided in clause (g) above, there shall be no security agreements, pledge agreements, or share charge (or mortgage) agreements governed under the Laws of any jurisdiction other than the U.S.); (E) general statutory limitations, financial assistance, corporate benefit, capital maintenance rules, fraudulent preference, “thin capitalization” rules, retention of title claims and similar principles may limit the ability of a Foreign Subsidiary to provide a Guarantee or Collateral or may require that the Guarantee or Collateral be limited by an amount or otherwise, in each case as reasonably determined by the Parent Borrower in consultation with the Administrative Agent; (F) no stock certificates of Immaterial Subsidiaries shall be required to be delivered to the Collateral Agent; and (G) no landlord waivers, bailee waivers, collateral access letters or estoppels shall be required to be delivered to the Collateral Agent. “Collateral Documents” means, collectively, the Security Agreement, intellectual property security agreements, each of the collateral assignments, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Collateral Agent and the Lenders pursuant to any of the Loan Documents, Section 6.10 or Section 6.12, the Guaranty and each of the other agreements, instruments or documents that creates or purports to create a Lien or Guarantee in favor of the Collateral Agent for the benefit of the Secured Parties. “Commitment” means a Term Commitment, a Revolving Credit Commitment, an Extended Revolving Credit Commitment, an Incremental Revolving Commitment, a Refinancing Revolving Commitment or any combination thereof, as the context may require. “Commitment Fee” has the meaning provided in Section 2.09(a).

-16- “Committed Loan Notice” means a written notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other or (c) a continuation of Term SOFR Loan or Alternative Revolver Currency Term Rate Loan pursuant to Section 2.02(a), which shall be substantially in the form approved by the Administrative Agent and separately provided to the Borrower. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Common Stock” means the common stock, par value $0.01 per share, of the Parent Borrower. “Communication” means this Agreement, any Loan Document and any document, amendment, approval, consent, information, notice, certificate, request, written statement, disclosure or authorization related to any Loan Document. “Compensation Period” has the meaning specified in Section 2.12(c)(ii). “Compliance Certificate” means a certificate substantially in the form of Exhibit C. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, SONIA, or any Benchmark Replacement for an Available Currency or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR”, “SONIA”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, “U.S. Government Securities Business Day”, timing of Committed Loan Notices or prepayment, conversion or continuation notices, length of lookback periods and the applicability of breakage provisions) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such applicable rate(s) or Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Available Currency (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such rate or Benchmark for such Available Currency exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated Cash Interest Charges” means, for any period, the total interest expense of the Parent Borrower and its Restricted Subsidiaries for such period determined on a consolidated basis net of any interest income, which shall be determined on a cash basis only and solely in respect of Indebtedness of the type described in the definition of Consolidated Total Debt and excluding, for the avoidance of doubt, (i) any non-cash interest expense and any capitalized interest, whether paid or accrued, (ii) the amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (iii) amortization of deferred financing costs, debt issuance costs, commissions, fees and expenses (including agency costs, amendment, consent or other front end, one-off or similar non-recurring fees), (iv) any expenses resulting from discounting of indebtedness in connection with the application of recapitalization accounting or purchase accounting,(v) penalties or interest related to Taxes and any other amounts of non-cash interest resulting from the effects of acquisition method accounting or pushdown accounting, (vi) the accretion or accrual of, or accrued interest on, discounted liabilities (other than Indebtedness) during such period, (vii) non-cash interest expense attributable to the movement of the mark-to-market valuation of obligations under hedging agreements or other derivative instruments pursuant to FASB Accounting Standards Codification No. 815-Derivatives and Hedging, (viii) any one-time cash costs associated with breakage in respect of Swap Contract for interest rates, (ix) any payments with respect to make whole premiums, commissions or other breakage costs of any Indebtedness, (x) all non-recurring interest expense consisting

-17- of liquidated damages for failure to timely comply with registration rights obligations, all as calculated on a consolidated basis in accordance with GAAP, (xi) expensing of bridge, arrangement, structuring, commitment, fronting or other financing fees, (xii) fees and expenses (including any penalties and interest relating to Taxes but excluding any bona fide interest expense) associated with the consummation of the Transactions, (xiii) agency fees paid to the administrative agents and collateral agents under any credit facilities or other debt instruments or documents and (xiv) fees (including any ticking fees) and expenses (including any penalties and interest relating to Taxes) associated with any Investment not prohibited by Section 7.02 or the issuance of Equity Interests or Indebtedness (in each case excluding any bona fide interest expense). “Consolidated EBITDA” means, with respect to any Person for any period, determined on a consolidated basis, the Consolidated Net Income of such Person and its Restricted Subsidiaries for such period: (a) increased (without duplication) and to the extent already deducted (and not added back) in arriving at such Consolidated Net Income by each of the following with respect to such Person and its consolidated Restricted Subsidiaries: (i) total interest expense and, to the extent not reflected in such total interest expense, the sum of (A) premium payments, debt discount, fees, charges and related expenses incurred in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets plus (B) the portion of rent expense with respect to such period under Capitalized Leases that is treated as interest expense in accordance with GAAP plus (C) the implied interest component of synthetic leases with respect to such period plus (D) any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such hedging obligations or such derivative instruments, plus (E) bank and letter of credit fees and costs of surety bonds in connection with financing activities, adjusted, to the extent included, to exclude any refunds or similar credits received in connection with the purchasing or procurement of goods or services under any purchasing card or similar program; plus (ii) provision for Taxes based on income, profits, revenues or capital and sales Taxes, including federal, foreign and state income, franchise, excise, sales, value added and similar Taxes and foreign withholding Taxes paid or accrued during such period (including in respect of repatriated funds) including penalties and interest related to such Taxes or arising from any Tax examinations, deducted (and not added back) in computing Consolidated Net Income; plus (iii) depreciation and amortization (including amortization of capitalized software expenditures and other intangibles and amortization of deferred financing fees or costs); plus (iv) other non-cash charges (including stock-based compensation expense and impairment charges) (provided, in each case, that if any non-cash charges represent an accrual or reserve for potential cash items in any future period, (A) such Person may elect not to add back such non-cash charges in the current period and (B) to the extent such Person elects to add back such non-cash charges in the current period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period); plus

-18- (v) the amount of any non-controlling interest consisting of income attributable to non-controlling interests of third parties in any non-Wholly Owned subsidiary deducted (and not added back in such period to Consolidated Net Income) excluding cash distributions in respect thereof; plus (vi) [reserved]; plus (vii) fees and expenses and other cash charges incurred during such period, or any amortization thereof for such period in connection with any acquisition, divestiture, investment, asset disposition, issuance or repayment of debt, issuance or sale of equity securities, refinancing transaction or amendment or other modification of any debt instrument or as a result of other restructuring, separation, integration and transition activities and any charges or non-recurring costs incurred during such period as a result of any such transaction, including retention and integration costs and transaction-related compensation, earn-out obligations and indemnity payments, in each case whether or not successful and including in any event in connection with the Transactions; plus (viii) any unusual, one-time, or non-recurring charges, losses or expenses for such period and any restructuring charges, accruals or reserves, severance or retention costs, litigation costs, costs associated with new business or cost savings initiatives, costs associated with facilities closures and any other business optimization expenses; plus (ix) any loss on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business) or loss from discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of) and any corporate charges, overhead and similar costs previously allocated to any discontinued business but not included within discontinued operations; plus (x) any losses for such period attributable to the early extinguishment of Indebtedness, hedging agreements or other derivative instruments; plus (xi) any non-cash loss attributable to the mark to market movement in the valuation of any Equity Interests, and hedging obligations or other derivative instruments (in each case, including pursuant to Financial Accounting Standards Codification No. 815—Derivatives and Hedging); plus (xii) any loss relating to amounts paid in cash prior to the stated settlement date of any hedging obligation that has been reflected in Consolidated Net Income for such period; plus (xiii) any gain relating to hedging obligations that has been reflected in Consolidated Net Income in prior periods and excluded from Consolidated EBITDA pursuant to clause (b)(iv) below; plus (xiv) the amount of “run rate” cost savings, operating improvements and operating expense reductions (including costs to achieve such cost savings, operating improvements and operating expense reductions) related to business combinations, acquisitions, mergers, investments, divestitures, restructurings, cost savings initiatives and other similar initiatives of the Parent Borrower that are reasonably identifiable and

-19- factually supportable and projected by the Parent Borrower reasonably and in good faith to result from actions that have been taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken (in the reasonable and good faith determination of the Parent Borrower) within 24 months after such business combination, acquisition, merger, investment, divestiture, restructuring, cost savings initiative or other initiative is consummated or initiated (as applicable), net of the amount of actual benefits realized during such period from such actions, in each case calculated on a Pro Forma Basis as though such cost savings, operating improvements and operating expense reductions had been realized on the first day of such period for which Consolidated EBITDA is being determined and as if such cost savings, operating improvements, and/or operating expense reductions were realized during the entirety of such period; provided, that all amounts added to Consolidated EBITDA pursuant to this clause (xiv) for any Test Period, when combined with all other cost savings or operating expense reductions added to Consolidated EBITDA pursuant to clause (b) of the definition of “Pro Forma Adjustment” for such Test Period, shall not exceed 30% of Consolidated EBITDA for such Test Period (such 30% limit to be calculated after giving effect to any amounts added to Consolidated EBITDA pursuant to this clause (xiv) or clause (b) of the definition of “Pro Forma Adjustment” for such Test Period); plus (xv) adjustments (A) evidenced by or contained in a due diligence quality of earnings report made available to the Administrative Agent prepared with respect to the target of a Permitted Acquisition or other Investment permitted hereunder by (x) a “big four” nationally recognized accounting firm or (y) any other accounting firm that shall be reasonably acceptable to the Administrative Agent or (B) consistent with Regulation S-X (as in effect immediately prior to January 1, 2021); plus (xvi) decreases in deferred contract acquisition costs to the extent deducted or not included in arriving at Consolidated Net Income; (b) decreased (without duplication) by the following (solely to the extent included in arriving at Consolidated Net Income): (i) non-cash gains (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated Net Income or Consolidated EBITDA in any prior period); plus (ii) any non-cash gain attributable to the mark to market movement in the valuation of any Equity Interests, and hedging obligations or other derivative instruments (in each case, including pursuant to Financial Accounting Standards Codification No. 815—Derivatives and Hedging); plus (iii) any gain relating to amounts received in cash prior to the stated settlement date of any hedging obligation that has been reflected in Consolidated Net Income in such period; plus (iv) any loss relating to hedging obligations that has been reflected in Consolidated Net Income in prior periods and excluded from Consolidated EBITDA pursuant to clauses (a)(x) and (a)(xi) above; plus (v) increases in deferred contract acquisition costs to the extent included or not deducted in arriving at Consolidated Net Income; plus

-20- (vi) the amount of any non-controlling interest consisting of loss attributable to non-controlling interests of third parties in any non-Wholly Owned Subsidiary added (and not deducted in such period from Consolidated Net Income); plus (vii) any gain on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business) or income from discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of); (c) increased or decreased (without duplication) by, as applicable, any adjustments resulting from the application of Accounting Standards Codification Topic 460 or any comparable regulation; (d) increased or decreased (without duplication) by, as applicable, any adjustments resulting from the application of Financial Accounting Standards Codification No. 815— Derivatives and Hedging or any comparable regulation; (e) increased or decreased (to the extent not already included in determining Consolidated EBITDA) by any Pro Forma Adjustment; and (f) increased (to the extent such difference is positive) or decreased (to the extent such difference is negative) by the difference of the Deferred Revenue of such Person and its Restricted Subsidiaries as of the last day of such period (the “Determination Date”) and the Deferred Revenue of such Person and its Restricted Subsidiaries as of the date that is twelve months prior to the Determination Date; provided that there shall be included in determining Consolidated EBITDA for any period (to the extent not included in Consolidated Net Income) the Acquired EBITDA of any Person, property, business or asset acquired by the Parent Borrower or any Subsidiary during such period (but not the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired and, with respect to assets, only assets acquired as part of the acquisition of substantially all of the assets of a Person), to the extent not subsequently sold, transferred or otherwise disposed by the Parent Borrower or such Subsidiary during such period (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition); provided that the Parent Borrower may elect not to make such an adjustment with respect to any acquisition having consideration in an amount less than $100,000,000. There shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of or, closed or classified as discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of) by the Parent Borrower or any Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”) and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each, a “Converted Unrestricted Subsidiary”), based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition); provided that the Parent Borrower may elect not to exclude Disposed EBITDA with respect to any such Sold Entity or Business or Converted Unrestricted Subsidiary having a fair market value of $15,000,000 or less.

-21- “Consolidated Net Income” means, with respect to any Person for any period, the net income (loss) of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis on the basis of GAAP; provided, however, that there will not be included in such Consolidated Net Income: (1) any net income (loss) of any Person if such Person is not a Restricted Subsidiary, except that the Parent Borrower’s equity in the net income of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed (or, so long as such Person is not (x) a JV Entity with outstanding third party indebtedness for borrowed money or (y) an Unrestricted Subsidiary, that (as reasonably determined by a Responsible Officer of the Parent Borrower) could have been distributed by such Person during such period to the Parent Borrower or a Restricted Subsidiary) as a dividend or other distribution or return on investment, subject, in the case of a dividend or other distribution or return on investment to a Restricted Subsidiary, to the limitations contained in clause (2) below; (2) [reserved]; (3) any net gain (or loss) from disposed, abandoned or discontinued operations and any net gain (or loss) on disposal of disposed, discontinued or abandoned operations; (4) any net gain (or loss) realized upon the sale or other disposition of any asset or disposed operations of the Parent Borrower or any Restricted Subsidiary (including pursuant to any sale/leaseback transaction) which is not sold or otherwise disposed of in the ordinary course of business (as determined in good faith by a Responsible Officer or the board of directors of the Parent Borrower); (5) any extraordinary, exceptional, unusual or nonrecurring gain, loss, charge or expense (including relating to the Transaction Expenses), or any charges, expenses or reserves in respect of any restructuring, relocation, redundancy or severance expense, new product introductions or one-time compensation charges; (6) the cumulative effect of a change in accounting principles; (7) any (i) non-cash compensation charge or expense arising from any grant of stock, stock options or other equity based awards and any non-cash deemed finance charges in respect of any pension liabilities or other provisions and (ii) income (loss) attributable to deferred compensation plans or trusts; (8) all deferred financing costs written off and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness and any net gain (loss) from any write-off or forgiveness of Indebtedness; (9) any unrealized gains or losses in respect of any obligations under any Swap Contracts or any ineffectiveness recognized in earnings related to hedge transactions or the fair value of changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in each case, in respect of any obligations under any Swap Contracts; (10) any unrealized foreign currency translation gains or losses in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person and any unrealized foreign exchange gains or losses relating to translation of assets and liabilities denominated in foreign currencies;

-22- (11) any unrealized foreign currency translation or transaction gains or losses in respect of Indebtedness or other obligations of the Parent Borrower or any Restricted Subsidiary owing to the Parent Borrower or any Restricted Subsidiary; (12) any non-cash purchase accounting effects including, but not limited to, adjustments to inventory, property and equipment, loans and leases, software and other intangible assets and deferred revenue (including deferred costs related thereto and deferred rent) in component amounts required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to the Parent Borrower and its Restricted Subsidiaries), as a result of any consummated acquisition or investment, or the amortization or write-off of any amounts thereof (including any write-off of in process research and development); (13) any impairment charge, write-down or write-off, including impairment charges, write-downs or write-offs relating to goodwill, intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation; (14) any after-tax effect of income (loss) from the early extinguishment or cancellation of Indebtedness or any obligations under any Swap Contracts or other derivative instruments; (15) accruals and reserves that are established or adjusted as a result of the Transactions or any Permitted Acquisition or other Investment not prohibited under this Agreement in accordance with GAAP (including any adjustment of estimated payouts on earn-outs) or changes as a result of the adoption or modification of accounting policies during such period; (16) any net unrealized gains and losses resulting from Swap Contracts or embedded derivatives that require similar accounting treatment and the application of Accounting Standards Codification Topic 815 and related pronouncements; and (17) any deferred tax expense associated with tax deductions or net operating losses arising as a result of the Transaction, or the release of any valuation allowance related to such item. (18) (A) the amount of board of directors, consulting and advisory fees, indemnities and related expenses paid or accrued in such period and (B) the amount of expenses relating to payments made to option holders of the Parent Borrower or any of its direct or indirect parent companies in connection with, or as a result of, any distribution being made to shareholders of such Person or its direct or indirect parent companies, which payments are being made to compensate such option holders as though they were shareholders at the time of, and entitled to share in, such distribution, in each case to the extent permitted in the Loan Documents; (19) the amount of any expense required to be recorded as compensation expense related to contingent transaction consideration; (20) any costs or expenses incurred by the Parent Borrower or any Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement, any severance agreement or any stock subscription or shareholder agreement, to the extent that such costs or expenses are non-cash or otherwise funded with cash proceeds contributed to the capital of the Parent Borrower or net proceeds of an issuance of Equity Interests of the Parent Borrower (other than Disqualified Equity Interests); In addition, to the extent not already excluded from the Consolidated Net Income of such Person and its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net

-23- Income shall exclude (i) any expenses and charges that are reimbursed by indemnification or other reimbursement provisions in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder (it being understood and agreed that if such Person has notified a third party of such amount to be reimbursed or indemnified and such third party has not denied its reimbursement or indemnification obligation, such amounts shall also be excluded) and (ii) to the extent covered by insurance and actually reimbursed, or, so long as the Parent Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses with respect to liability or casualty events or business interruption. In addition, to the extent not already included in Consolidated Net Income of such Person and its Restricted Subsidiaries, Consolidated Net Income shall include the amount of proceeds received or due from business interruption insurance or reimbursement of expenses and charges that are covered by indemnification and other reimbursement provisions in connection with any acquisition or other Investment or any disposition of any asset permitted hereunder. “Consolidated Net Indebtedness” means, as of any date of determination, (a) Consolidated Total Debt less (b) unrestricted cash and Cash Equivalents of the Parent Borrower and its Restricted Subsidiaries on a consolidated basis not to exceed the greater of (x) $334,000,000 and (y) 100% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period (calculated on a Pro Forma Basis). “Consolidated Total Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness of the Parent Borrower and its Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of acquisition method accounting in connection with the Transactions or any Permitted Acquisition or other Investment not prohibited hereunder), consisting only of third-party Indebtedness for borrowed money, drawn but unreimbursed obligations under letters of credit, letters of guaranty and bankers’ acceptances and third-party debt obligations evidenced by bonds, debentures, loan agreements, promissory notes or similar instruments; provided that Consolidated Total Debt shall not include (x) obligations under Swap Contracts and (y) Indebtedness in respect of any Permitted Call Spread Transactions or Permitted Forward Agreements. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Converted Restricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA.” “Converted Unrestricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA.” “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

-24- “Covered Entity” has the meaning specified in Section 10.27(b). “Covered Party” has the meaning specified in Section 10.27(a) hereof. “Credit Extension” means a Borrowing or an L/C Credit Extension, as the context may require. “Credit Party” has the meaning specified in Section 10.24 hereof. “Daily Simple RFR” means, for any day, for any Loan denominated in (i) an Alternative Revolver Currency, an interest rate based on the definition of “Alternative Revolver Currency Daily Rate” for the applicable Alternative Revolver Currency or (ii) Dollars, an interest rate based on the definition of Daily Simple SOFR (following a Benchmark Transition Event and a Benchmark Replacement Date with respect to the Term SOFR); provided that, if the Daily Simple RFR as so determined shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrowers. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website. “Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate equal to (a) with respect to any overdue principal for any Loan, the applicable interest rate for such Loan plus 2.00% per annum (provided that with respect to Term SOFR Loans or Alternative Revolver Currency Term Rate Loans, the determination of the applicable interest rate is subject to Section 2.02(c) to the extent that Term SOFR Loans or Alternative Revolver Currency Term Rate Loans may not be converted to, or continued as, Term SOFR Loans or Alternative Revolver Currency Term Rate Loans, as applicable, pursuant thereto) and (b) with respect to any other overdue amount, including overdue interest, the interest rate applicable to Base Rate Loans plus 2.00% per annum, in each case, to the fullest extent permitted by applicable Laws. “Default Rights” has the meaning specified in Section 10.27(b). “Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans required to be funded by it, (ii) fund any

-25- portion of its participations in Letters of Credit required to be funded by it or (iii) pay over to the Administrative Agent, the applicable L/C Issuer or any other Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Parent Borrower or the Administrative Agent, the applicable L/C Issuer or any other Lender in writing, or has made a public statement to that effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan cannot be satisfied), (c) has failed, within three (3) Business Days after request by the Administrative Agent, the applicable L/C Issuer or any other Lender, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Administrative Agent’s, L/C Issuer’s or Lender’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has become the subject of a Bankruptcy Event, or (e) has become the subject of a Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (e) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to the last paragraph of Section 2.16) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Parent Borrower, the applicable L/C Issuer and each other Lender promptly following such determination. “Deferred Revenue” shall mean, at any date, the amount of cash and Cash Equivalents received in advance of revenue recognition that would, in conformity with GAAP, be set forth opposite the caption “deferred revenue” (or any like caption, including current and non-current designations) on a consolidated balance sheet at such date; provided that such balance shall be determined excluding the effects of acquisition method accounting. “Determination Date” shall have the meaning provided in clause (f) of the definition of “Consolidated EBITDA.” “Disclosure Letter” means the disclosure letter, dated as of the Effective Date, delivered by the Parent Borrower to the Administrative Agent for the benefit of the Lenders, as amended or supplemented from time to time pursuant to the terms of the Loan Documents. “Disposed EBITDA” means, with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business or such Converted Unrestricted Subsidiary, all as determined on a consolidated basis for such Sold Entity or Business or such Converted Unrestricted Subsidiary. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale Leaseback and any sale of Equity Interests) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that “Disposition” and “Dispose” shall not be deemed to include (x) any issuance by the Parent Borrower of any of its Equity Interests, Permitted Convertible Indebtedness or a Permitted Call Spread Transaction, in each case, to another Person, (y) the entry into any Permitted Call Spread Transaction by the Parent Borrower or (z) the performance by the Parent Borrower of its obligations under any Permitted Convertible Indebtedness or any Permitted Call Spread Transaction.

-26- “Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures (excluding maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than solely for Qualified Equity Interests and the payment of cash in lieu of the issuance of fractional shares of such Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control, fundamental change, or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control, fundamental change, or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of all Commitments and all outstanding Letters of Credit (other than Letters of Credit that have been Cash Collateralized or back-stopped to the reasonable satisfaction of the applicable L/C Issuer)), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and the payment of cash in lieu of the issuance of fractional shares of such Qualified Equity Interests), in whole or in part (except as a result of a change of control, fundamental change, or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control, fundamental change, or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of all Commitments and all outstanding Letters of Credit (other than Letters of Credit that have been Cash Collateralized or back-stopped to the reasonable satisfaction of the applicable L/C Issuer)), (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case of the foregoing clauses (a) through (d), prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time such Equity Interests are issued; provided that any class of Equity Interests of any Person that by its terms authorized such Person to satisfy its obligations thereunder by delivery of Qualified Equity Interests and/or cash in lieu of fractional shares in connection therewith shall not be deemed to be Disqualified Equity Interests; provided further that if Equity Interests are issued pursuant to a plan for the benefit of the Parent Borrower or its Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Parent Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Disqualified Lenders” means (a) such Persons that have been specified in writing to the Administrative Agent by the Parent Borrower prior to the Effective Date (or, if after such date, that are acceptable to the Administrative Agent), (b) competitors of the Parent Borrower and its Subsidiaries that have been specified in writing to the Administrative Agent from time to time by the Parent Borrower, and (c) any Affiliate of the foregoing Persons (other than in the case of clause (b) above, Affiliates that are bona fide debt funds) that are (i) identified in writing from time to time to the Administrative Agent by the Parent Borrower or (ii) clearly identifiable on the basis of such Affiliates’ name; provided that no such updates to the list shall be deemed to retroactively (x) apply to any pending assignment or participation to any pending Lender or pending participant or (y) to disqualify any parties that have previously acquired an assignment or participation interest in respect of the Loans from continuing to hold or vote such previously acquired assignments and participations on the terms set forth herein for Lenders that are not Disqualified Lenders (it being understood and agreed that such prohibitions with respect to Disqualified Lenders shall otherwise apply to any future assignments or participations to any such parties). Any additions, deletions or other modifications to the list of Disqualified Lenders shall become effective, (I) in the case of such modifications made after the Effective Date pursuant to the preceding clause (a), three Business Days after the Administrative Agent consents thereto and (II) otherwise, three Business Days after delivery to the Administrative Agent. Such list of Disqualified Lenders shall be available for inspection upon request by any Lender. “Dollar” and “$” mean lawful money of the United States.

-27- “Dollar Equivalent” means, on any date of determination, (a) with respect to any amount denominated in Dollars, such amount, (b) with respect to any amount denominated in Euro, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time on the basis of the rate of exchange for the purchase of Dollars with Euros last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with Euros, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion and (c) with respect to any amount denominated in any Alternative Revolver Currency or Alternative L/C Currency, the equivalent of such amount in Dollars determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, on the basis of the rate of exchange for the purchase of Dollars with the Alternative Revolver Currency or Alternative L/C Currency, as applicable, last provided (either by publication or otherwise provided to the Administrative Agent or the applicable L/C Issuer, as applicable) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with the Alternative Revolver Currency or Alternative L/C Currency, as applicable, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent or the applicable L/C Issuer, as the case may be, in its sole discretion. As appropriate, amounts specified herein as amounts in Dollars shall be or include any relevant Dollar Equivalent amount. “Domestic Foreign Holding Company” means any Domestic Subsidiary that owns no material assets (directly or through one or more disregarded entities) other than capital stock (including any Indebtedness that is treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries that are CFCs. “Domestic Loan Party” means any Loan Party organized under the laws of the United States, any state thereof or the District of Columbia. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means October 13, 2026. “Electronic Copy” has the meaning specified in Section 10.24 hereof.

-28- “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. “Eligible Assignee” means any Assignee permitted by and consented to in accordance with Section 10.07(b). “EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. “Environment” means ambient air, indoor or outdoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means any and all applicable Laws relating to pollution, protection of the Environment or to the generation, transport, storage, use, treatment, handling, disposal, Release or threat of Release of any Hazardous Materials or, to the extent relating to exposure to Hazardous Materials, human health or safety. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of or relating to any Loan Party or any of its respective Subsidiaries directly or indirectly resulting from or based upon (a) any Environmental Law, (b) the generation, use, handling, transportation, storage, disposal or treatment of any Hazardous Materials, (c) exposure of any Person to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement to the extent liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options, other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities); provided that Equity Interests shall not include (a) any debt securities that are convertible into or exchangeable for any combination of Equity Interests and/or cash (or other securities or property following a merger event, reclassification or other change of the Equity Interests) (and cash in lieu of fractional shares) (including, for the avoidance of doubt, Permitted Convertible Indebtedness) or (b) any Permitted Call Spread Transaction or any Permitted Forward Agreement. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control or treated as a single employer with a Loan Party or any Restricted Subsidiary within the meaning of Section 414(b) or (c) of the Code or Section 4001 of ERISA (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA) or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (d) a determination that any Pension Plan is in “at risk” status (within the

-29- meaning of Section 430 of the Code or Section 303 of ERISA); (e) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for, and that could reasonably be expected to result in, the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) with respect to a Pension Plan, the failure to satisfy the minimum funding standard of Section 412 or 430 of the Code or Section 302 or 303 of ERISA, whether or not waived; (h) a failure by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate to make a required contribution to a Multiemployer Plan; (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) with respect to any Plan which could result in liability to a Loan Party or any Restricted Subsidiary; (j) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due under Section 4007 of ERISA, upon a Loan Party, any Restricted Subsidiary or any ERISA Affiliate; or (k) a Foreign Benefit Event. “Escrow” means an escrow, trust, collateral or similar account or arrangement with a third- party that is not the Parent Borrower or any of its Restricted Subsidiaries or any Affiliate thereof. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “EURIBOR” has the meaning specified in clause (a) of the definition of “Alternative Revolver Currency Term Rate”. “EURIBOR Screen Rate” means the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters as published at approximately 11:00 a.m. Brussels time on the applicable date of determination. If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Borrower. “Euro”, “EUR” and “€” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation. “Euro Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in Euro as determined by the Administrative Agent at such time on the basis of the rate of exchange for the purchase of Euro with Dollars last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Euro with Dollars, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion. “Event of Default” has the meaning specified in Section 8.01. “Excluded Equity” means Equity Interests (i) of any Unrestricted Subsidiary, (ii) of any Subsidiary acquired pursuant to a Permitted Acquisition financed with Indebtedness permitted pursuant to Section 7.03(v) if such Equity Interests are pledged and/or mortgaged as security for such Indebtedness and if and for so long as the terms of such Indebtedness prohibit the creation of any other Lien on such Equity Interests

-30- (and which prohibition was not created in contemplation of such Permitted Acquisition), (iii) of any Foreign Subsidiary or Domestic Foreign Holding Company (in each case other than any Borrower or Guarantor and not otherwise constituting Excluded Equity) in excess of 65% of the issued and outstanding voting Equity Interests of each such Foreign Subsidiary or Domestic Foreign Holding Company (and of any subsidiary of such Foreign Subsidiary or Domestic Foreign Holding Company), (iv) of any Subsidiary with respect to which the Administrative Agent and the Parent Borrower have determined in their reasonable judgment and agreed in writing that the costs of providing a pledge of such Equity Interests or perfection thereof is excessive in view of the benefits to be obtained by the Secured Parties therefrom, (v) of any captive insurance companies, not-for-profit Subsidiaries, special purpose entities, (vi) of any non-Wholly Owned Restricted Subsidiary that is not a Loan Party; (vii) of any Immaterial Subsidiary of the Parent Borrower, (viii) in any joint venture or person (other than a Wholly Owned Subsidiary or a Loan Party), to the extent prohibited by the organization documents thereof, and (ix) of any Foreign Subsidiary (other than any Additional Borrower or any Guarantor) the pledge of which is prohibited by applicable Laws or which would reasonably be expected to result in a violation or breach of, or conflict with, (a) fiduciary duties of such Subsidiary’s officers, directors or managers or (b) the Organization Documents of any such Foreign Subsidiary. “Excluded Property” means (i) any fee-owned real property or leasehold interests in real property, (ii) (A) motor vehicles and other assets subject to certificates of title to the extent a Lien thereon cannot be perfected by the filing of a UCC financing statement (or analogous procedures under applicable Laws in the relevant jurisdiction in the case of jurisdictions other than the U.S.), (B) letter of credit rights to the extent a Lien thereon cannot be perfected by the filing of a UCC financing statement (or analogous procedures under applicable Laws in the relevant jurisdiction in the case of jurisdictions other than the U.S.) and (C) commercial tort claims (1) where the amount of damages claimed by the applicable Loan Party is less than $5,000,000 or (2) to the extent a Lien thereon cannot be perfected by the filing of a UCC financing statement (or analogous procedures under applicable Laws in the relevant jurisdiction in the case of jurisdictions other than the U.S.), (iii) assets for so long as a pledge thereof or a security interest therein is prohibited by applicable Laws, after giving effect to the applicable anti-assignment clauses of the Uniform Commercial Code and applicable Laws, (iv) margin stock, (v) any cash and Cash Equivalents, (vi) deposit accounts, commodities accounts and securities accounts (including securities entitlements and related assets) (it being understood that this exclusion and the preceding clause (v) shall not affect the grant of the Lien on proceeds of Collateral and all proceeds of Collateral shall be Collateral), (vii) any lease, license or other agreements, or any property subject to any such lease, license or other agreement, in each case to the extent permitted under the Loan Documents, to the extent that a pledge thereof or grant of a security interest therein would violate or invalidate such lease, license or other agreement, or create a right of termination in favor of any other party thereto (other than the Borrowers or a Guarantor) after giving effect to the applicable anti-assignment clauses of the Uniform Commercial Code and applicable Laws, other than the proceeds and receivables thereof the assignment of which is expressly deemed effective under applicable Laws notwithstanding such prohibition, (viii) assets for which a pledge thereof or security interest therein would result in a material adverse tax consequence as reasonably determined by the Parent Borrower (in consultation with (but without the consent of) the Administrative Agent); provided that nothing in this clause (viii) shall limit the pledge of assets by a Foreign Subsidiary that is an Additional Borrower or a Guarantor, without the Administrative Agent’s consent, (ix) assets for which the Administrative Agent and the Parent Borrower have determined in their reasonable judgment and agree in writing that the cost of creating or perfecting such pledges or security interests therein would be excessive in view of the benefits to be obtained by the Lenders therefrom, (x) any intent-to-use trademark application in the United States prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant, attachment, or enforcement of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application or registration issuing therefrom under applicable Federal law, provided that, upon the filing of a “Statement of Use” or “Amendment to Allege Use,” such trademark application will cease to be Excluded

-31- Property, (xi) Excluded Equity, and (xii) any governmental licenses or state or local franchises, charters or authorizations, to the extent a security interest in any such license, franchise, charter or authorization would be prohibited or restricted thereby (including any legally effective prohibition or restriction, but excluding any prohibition or restriction that is ineffective under the Uniform Commercial Code of any applicable jurisdiction or other applicable law). “Excluded Subsidiary” means (a) each Subsidiary listed on Schedule 1.01C to the Disclosure Letter, (b) any Subsidiary that is prohibited by applicable Law or by any contractual obligation existing on the Effective Date (or, if later, the date such Subsidiary first becomes a Subsidiary) from guaranteeing the Obligations (and in the case of such contractual obligation, not entered into in contemplation of the acquisition of such Subsidiary) or which would require governmental (including regulatory) consent, approval, license or authorization to provide a Guarantee unless such consent, approval, license or authorization has been received, (c) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition or other similar Investment permitted hereunder that, at the time of such Permitted Acquisition or other similar Investment, has assumed secured Indebtedness not incurred in contemplation of such Permitted Acquisition or other similar Investment and each Restricted Subsidiary that is a Subsidiary thereof that guarantees such Indebtedness, in each case, to the extent such secured Indebtedness prohibits such Subsidiary from becoming a Guarantor (provided that each such Restricted Subsidiary shall cease to be an Excluded Subsidiary under this clause (c) if such secured Indebtedness is repaid or becomes unsecured if such Restricted Subsidiary ceases to be an obligor with respect to such secured Indebtedness or such prohibition no longer exists, as applicable), (d) any Immaterial Subsidiary or Unrestricted Subsidiary, (e) captive insurance companies, (f) not-for-profit Subsidiaries, (g) special purpose entities, (h) subject to Section 9.06, any non-Wholly Owned Subsidiary, (i) any Domestic Foreign Holding Company, (j) any Foreign Subsidiary, (k) any Domestic Subsidiary of a Foreign Subsidiary or Domestic Foreign Holding Company and (l) any other Subsidiary with respect to which the Administrative Agent and the Borrowers have determined in their reasonable judgment, and agree in writing, that the cost or other consequences (including any adverse tax consequences; provided that with respect to adverse tax consequences the determination shall be made by the Parent Borrower in consultation with (but without the consent of) the Administrative Agent) of providing a Guarantee shall be excessive in view of the benefits to be obtained by the Lenders therefrom; in each case of this definition, unless such Subsidiary is designated by the Parent Borrower as an Additional Borrower pursuant to Section 1.13 or as a Guarantor pursuant to the definition of “Guarantors”. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guarantee of such Guarantor or the grant of such security interest would otherwise have become effective with respect to such related Swap Obligation but for such Guarantor’s failure to constitute an “eligible contract participant” at such time. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to, or required to be withheld or deducted from a payment to, any Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed by any jurisdiction as a result of a present or former connection of

-32- such Agent, Lender, L/C Issuer or other recipient, as the case may be, with such jurisdiction (including as a result of being resident or being deemed to be resident, being organized, maintaining an Applicable Lending Office or carrying on business or being deemed to carry on business in such jurisdiction) or (ii) that are Other Connection Taxes, (b) any U.S. federal withholding Taxes imposed on amounts payable to or for the account of any Lender pursuant to a law in effect at the time such Lender becomes a party in this Agreement (other than pursuant to an assignment request by the Borrowers under Section 3.06(a)) or designates a new Applicable Lending Office, except to the extent such Lender’s assignor was entitled immediately prior to the assignment, or such Lender was entitled immediately before it designated a new Applicable Lending Office, to receive additional amounts from any Loan Party with respect to such Taxes pursuant to Section 3.01(a), (c) any Tax attributable to a failure of such recipient to comply with Section 3.01(f) or Section 3.01(g), as applicable, (d) any withholding Tax imposed pursuant to FATCA and (e) any U.S. federal backup withholding imposed pursuant to Section 3406 of the Code. “Existing Convertible Notes” means the 2031 Convertible Notes. “Existing Letters of Credit” has the meaning specified in Section 2.03(a)(i). “Extended Revolving Credit Commitment” has the meaning specified in Section 2.15(a). “Extending Revolving Credit Lender” has the meaning specified in Section 2.15(a). “Extension” has the meaning specified in Section 2.15(a). “Extension Offer” has the meaning specified in Section 2.15(a). “Facility” means a Class of Term Loans or the Revolving Credit Facility, as the context may require. “FATCA” means current Sections 1471 through 1474 of the Code (and any amended or successor version that is substantively comparable and not materially more onerous to comply with) or any current or future Treasury regulations with respect thereto or other official administrative interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above) and any intergovernmental agreements, treaties or conventions (and any related Laws, rules or fiscal or regulatory practices) implementing the foregoing. “FCPA” means the United States Foreign Corrupt Practices Act of 1977, as amended. “Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the Federal Reserve Bank of New York’s website from time to time, and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement. “Federal Funds Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “Federal Funds Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement.

-33- “Financial Covenants” has the meaning specified in Section 7.11. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or corporate controller of the Parent Borrower. “Fixed Amounts” has the meaning specified in Section 1.09(b). “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR, EURIBOR, each Daily Simple RFR, or the Central Bank Rate, as applicable. For the avoidance of doubt, the initial Floor for each of Term SOFR, EURIBOR, each Daily Simple RFR, or the Central Bank Rate shall be 0%. “Foreign Benefit Event” means, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable Law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable Law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate such Foreign Plan or to appoint a trustee or similar official to administer such Foreign Plan, or alleging the insolvency of such Foreign Plan, (d) the incurrence of any liability by any Loan Party or any Restricted Subsidiary under applicable Law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable Law and that could reasonably be expected to result in the incurrence of any liability by any Loan Party or any Restricted Subsidiary, or the imposition on any Loan Party or any Restricted Subsidiary of any fine, excise tax or penalty resulting from any noncompliance with any applicable Law. “Foreign Borrower” means any Additional Borrower designated by the Parent Borrower pursuant to Section 1.13 organized under the Laws of a Qualified Jurisdiction other than the United States, any state thereof or the District of Columbia. “Foreign Loan Party” means any Loan Party that is not a Domestic Loan Party. “Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to or by, or entered into with, any Loan Party or any Restricted Subsidiary with respect to employees outside the United States. “Foreign Subsidiary” means any direct or indirect Subsidiary of the Parent Borrower which is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Fee” has the meaning specified in Section 2.03(h). “Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States, as in effect from time to time.

-34- “Governmental Authority” means any nation or government, any state, provincial, country, territorial or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank). “Guarantee Obligations” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee Obligations” shall not include (1) endorsements for collection or deposit, (2) customary warranty obligations entered into in the ordinary course of business, or (3) customary representations, warranties, covenants or indemnities in effect on the Effective Date or entered into in connection with any acquisition or Disposition of assets not prohibited under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. “Guarantees” has the meaning specified in clause (b) of the definition of “Collateral and Guarantee Requirement.” “Guarantors” has the meaning specified in the definition of “Collateral and Guarantee Requirement.” For avoidance of doubt, the Parent Borrower in its sole discretion may cause any Restricted Subsidiary that is not a Guarantor to Guarantee the Obligations by causing such Restricted Subsidiary to execute and deliver to the Administrative Agent a Guaranty Supplement (as defined in the Guaranty), and any such Restricted Subsidiary shall thereafter be a Guarantor, Loan Party and Subsidiary Guarantor hereunder for all purposes; provided that (i) if such Restricted Subsidiary is not organized in a Qualified Jurisdiction, the jurisdiction of organization of such Restricted Subsidiary shall be reasonably satisfactory to the Collateral Agent (taking into account, if acting as Collateral Agent or entering into Loan Documents with Subsidiaries in such jurisdiction is prohibited by applicable Law or would expose the Collateral Agent, in its capacity as such, to material additional liabilities) and (ii) such Restricted Subsidiary shall have complied with the Collateral and Guarantee Requirement prior to the becoming a Guarantor. “Guaranty” means, collectively, (a) the Guaranty substantially in the form of Exhibit E and (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.10. “Hazardous Materials” means all hazardous, toxic, explosive or radioactive substances or wastes, and all other chemicals, pollutants, contaminants, substances or wastes of any nature regulated pursuant to

-35- any Law relating to the Environment because of their hazardous, toxic, dangerous or deleterious characteristics or properties, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, per- and polyfluoroalkyl substances, and toxic mold. “Hedge Bank” means any Person that is a Lender, an Agent, a Lead Arranger or an Affiliate of the foregoing at the time it enters into a Secured Hedge Agreement. “Historical Financial Statements” shall mean the Audited Parent Borrower Financial Statements and the Unaudited Parent Borrower Financial Statements. “Honor Date” has the meaning specified in Section 2.03(c)(i). “Immaterial Subsidiary” means, at any date of determination, each Restricted Subsidiary of the Parent Borrower that has been designated by the Parent Borrower in writing to the Administrative Agent as an “Immaterial Subsidiary” for purposes of this Agreement (and not redesignated as a Material Subsidiary as provided below), provided that (a) for purposes of this Agreement, at no time shall (i) the total assets of an Immaterial Subsidiary at the last day of the most recent Test Period equal or exceed 5% of the total consolidated assets of the Parent Borrower and its Restricted Subsidiaries at such date or (ii) the revenues for such Test Period of an Immaterial Subsidiary equal or exceed 5% of the consolidated revenues of the Parent Borrower and its Restricted Subsidiaries for such period, in each case determined on a consolidated basis in accordance with GAAP, (b) the Parent Borrower shall not designate any new Immaterial Subsidiary if such designation would not comply with the provisions set forth in clause (a) above or the following clause (c), and (c) if the total assets or gross revenues of all Restricted Subsidiaries so designated by the Parent Borrower as “Immaterial Subsidiaries” (and not redesignated as “Material Subsidiaries”) shall at any time exceed (i) 10% of the total consolidated assets of the Parent Borrower and its Restricted Subsidiaries at such date or (ii) 10% of the consolidated revenues of the Parent Borrower and its Restricted Subsidiaries for such period, in each case determined on a consolidated basis in accordance with GAAP and as at the last day of the most recent Test Period, then the Parent Borrower shall promptly redesignate one or more Immaterial Subsidiaries as Material Subsidiaries, in each case in a written notice to the Administrative Agent, such that, as a result thereof, the total assets and gross revenues of all Restricted Subsidiaries still designated as “Immaterial Subsidiaries” do not exceed such limits; and provided, further, that the Parent Borrower may designate and re-designate a Restricted Subsidiary as an Immaterial Subsidiary at any time, subject to the terms set forth in this definition; and provided, further, that in no event shall a Restricted Subsidiary of the Parent Borrower be designated as an “Immaterial Subsidiary” by the Parent Borrower if (i) such Restricted Subsidiary has been designated an Additional Borrower pursuant to Section 1.13 or (ii) the Parent Borrower has caused such Restricted Subsidiary to be a Guarantor in accordance with the definition of “Guarantors.” “Incremental Equivalent Debt” has the meaning specified in Section 7.03(t). “Incremental Facilities” has the meaning specified in Section 2.14(a). “Incremental Facility Amendment” has the meaning specified in Section 2.14(d). “Incremental Facility Closing Date” has the meaning specified in Section 2.14(e). “Incremental Incurrence Test” has the meaning specified in Section 2.14(a). “Incremental Revolving Commitments” has the meaning specified in Section 2.14(a). “Incremental Revolving Lender” has the meaning specified in Section 2.14(e).

-36- “Incremental Term Loans” has the meaning specified in Section 2.14(a). “Incurrence Based Amounts” has the meaning specified in Section 1.09(b). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), banker’s acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) [reserved]; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) accounts payable and accrued obligations in the ordinary course of business, (ii) any earnout obligation, deferred or contingent purchase price obligation or other similar obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and has not been paid within thirty (30) days after becoming due and payable and (iii) obligations which are being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside in accordance with GAAP); (e) indebtedness described in clauses (a) through (d) or clauses (f) through (h) hereof (excluding prepaid interest thereon) and indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings, in each case secured by a Lien on property owned or being purchased by such Person, whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness; (g) all obligations of such Person in respect of Disqualified Equity Interests; and (h) all Guarantee Obligations of such Person in respect of any of the Indebtedness described in clauses (a) through (g) above. For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation, company, or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited, (B) in the case of the Parent Borrower and its Restricted Subsidiaries, exclude all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any rollover or extensions of terms) and made in the ordinary course of business consistent with past practice and (C) exclude Indebtedness incurred in advance of, and the proceeds of which are to be applied in connection with, the consummation of a transaction solely to the extent the proceeds thereof are and continue to be held in an Escrow and are not otherwise made available to such Person. The amount of Indebtedness of any Person for purposes of clause (e) above shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith. Notwithstanding the foregoing and for

-37- the avoidance of doubt, no obligation in respect of any Swap Contract, Permitted Call Spread Transaction or Permitted Forward Agreement shall constitute Indebtedness. “Indemnified Liabilities” has the meaning specified in Section 10.05. “Indemnified Taxes” means (a) all Taxes, other than Excluded Taxes, imposed on or in respect of any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitees” has the meaning specified in Section 10.05. “Information” has the meaning specified in Section 10.08. “Inside Date Springing Maturity Debt” has the meaning assigned to such term in the definition of “Maturity Date”. “Inside Maturity Debt” means an amount of any Indebtedness (which may include, without limitation, Incremental Equivalent Debt or Ratio Debt) incurred in reliance on an exception for Inside Maturity Debt, including any Permitted Refinancing Indebtedness in respect thereof, up to an aggregate principal amount at any time outstanding not to exceed, at the time of incurrence thereof, the greater of (x) $167,000,000 and (y) 50% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period (calculated on a Pro Forma Basis). “Interest Coverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated EBITDA for such Test Period to (b) Consolidated Cash Interest Charges for such Test Period. “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.02(c), which shall be substantially in the form approved by the Administrative Agent and separately provided to the Borrower. “Interest Payment Date” means, (a) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and the Maturity Date, (c) as to any Alternative Revolver Currency Daily Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date and (d) as to any Term SOFR Loan or Alternative Revolver Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a Term SOFR Loan or an Alternative Revolver Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates. “Interest Period” means, as to each Term SOFR Loan and Alternative Revolver Currency Term Rate Loan, the period commencing on the date such Term SOFR Loan or Alternative Revolver Currency Term Rate Loan is disbursed or converted to or continued as a Term SOFR Loan or an Alternative Revolver Currency Term Rate Loan and ending on the date one, three or six months thereafter (in each case, subject to the availability for the interest rate applicable to the relevant currency), in each case as selected by the Parent Borrower in its Committed Loan Notice or Interest Election Request as applicable; provided that:

-38- (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; (c) no Interest Period shall extend beyond the applicable Maturity Date; and (d) no tenor that has been removed from this definition pursuant to Section 3.02(e) shall be available for specification in such Committed Loan Notice or Interest Election Request. “Investment” means, as to any Person, (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee Obligation with respect to any obligation of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of, clause (a) and clause (b) above, the Parent Borrower and its Restricted Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment, or other amount received by the Parent Borrower or any Restricted Subsidiary in respect of such Investment (provided that, (x) with respect to amounts received other than in the form of cash or Cash Equivalents, such amount shall be equal to the fair market value of such consideration (as determined by Parent Borrower in good faith) and (y) such reduction shall not apply to Investments made pursuant to Section 7.02(u)). “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by Fitch, Inc. “IP Rights” has the meaning specified in Section 5.14. “IRS” means the United States Internal Revenue Service. “ISP” means with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Israeli Shekel” means the lawful currency of Israel. “Judgment Currency” has the meaning specified in Section 10.17 hereof. “JV Entity” means any joint venture of the Parent Borrower or any Restricted Subsidiary that is not a Subsidiary.

-39- “Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including the latest maturity date of any Extended Revolving Credit Commitment, Additional Revolving Credit Commitment, Incremental Revolving Commitment, or Incremental Term Loan, in each case as extended in accordance with this Agreement from time to time. “Laws” means, collectively, all international, foreign, federal, state, provincial and local laws (including common laws), statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the applicable Honor Date or refinanced as a Revolving Credit Borrowing. “L/C Commitments” means, as to any L/C Issuer, the obligation of such L/C Issuer to issue Letters of Credit for the account of the Parent Borrower or one or more of its Restricted Subsidiaries from time to time in an aggregate amount equal to (i) for each of the L/C Issuers specified in clause (i) of the definition thereof, the amount set forth opposite the name of each such L/C Issuer on Schedule 2.01 under the caption “L/C Commitment” and (ii) for any other L/C Issuer becoming an L/C Issuer after the Effective Date, such amount as separately agreed to in a written agreement between the Parent Borrower and such L/C Issuer (a copy of which shall be promptly delivered to the Administrative Agent upon execution), in each case of clauses (i) and (ii) above, as any such amount may be changed after the Effective Date in a written agreement between Parent Borrower and such L/C Issuer (which such agreement shall be promptly delivered to the Administrative Agent upon execution); provided that the L/C Commitment with respect to any Person that ceases to be an L/C Issuer for any reason pursuant to the terms hereof shall be $0 (subject to the Letters of Credit of such Person remaining outstanding in accordance with the provisions hereof). “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. “L/C Issuer” means (i) each Person listed on Schedule 2.01 with respect to such Person’s L/C Commitment only, and (ii) any other Revolving Credit Lender (or any of its Subsidiaries or Affiliates) that becomes an L/C Issuer in accordance with Section 2.03(j) or Section 10.07(j); provided, that in the case of the L/C Issuers in clause (i) above, (x) the commitment of any L/C Issuer to issue Letters of Credit shall not exceed at any time its L/C Commitment and (y) such L/C Issuers shall be the only L/C Issuers permitted to issue Letters of Credit hereunder in an Alternative L/C Currency. Each L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such L/C Issuer, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate and for all purposes of the Loan Documents. “L/C Obligation” means, as at any date of determination, the aggregate maximum amount then available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts in respect of Letters of Credit, including all L/C Borrowings. “LCT Election” has the meaning specified in Section 1.09(a).

-40- “LCT Test Date” has the meaning specified in Section 1.09(a). “Lead Arrangers” means, individually and collectively, JPM, Morgan Stanley Senior Funding, Inc., BofA Securities, Inc., and Wells Fargo Securities, LLC, in their capacities as Joint Lead Arrangers and Joint Bookrunners in respect of the Revolving Credit Facility. “Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes an L/C Issuer, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.” “Letter of Credit” means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit and may be issued in Dollars or in an Alternative L/C Currency, provided that no L/C Issuer has an obligation to issue trade or commercial letters of credit. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer. “Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Sublimit” means an amount equal to $40,000,000. The Letter of Credit Sublimit is part of and not in addition to the aggregate Revolving Credit Commitments. “Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, deemed trust, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing). “Limited Condition Transaction” means (x) any acquisition or other investment, including by way of merger, by the Parent Borrower or one or more of its Restricted Subsidiaries permitted pursuant to this Agreement whose consummation is not conditioned upon the availability of, or on obtaining, third party financing, (y) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of indebtedness requiring irrevocable notice in advance of such redemption, repurchase, satisfaction and discharge or repayment and (z) any Restricted Payment by the Parent Borrower and/or one or more of its Restricted Subsidiaries pursuant to this Agreement requiring irrevocable notice in advance of such Restricted Payment. “Liquidity” means, as of any date of determination, the sum of (i) all unrestricted cash and Cash Equivalents of the Parent Borrower and its Restricted Subsidiaries on a consolidated basis and (ii) the aggregate unused Commitments then available to be drawn by the Parent Borrower under the Revolving Credit Facility. “Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Revolving Credit Loan (including any loans made pursuant to any Additional Revolving Credit Commitment or loans made pursuant to Extended Revolving Credit Commitments) or an Incremental Term Loan.

-41- “Loan Documents” means, collectively, (i) this Agreement, (ii) the Notes, (iii) each Guaranty, (iv) the Collateral Documents, (v) each Acceptable Intercreditor Agreement, and (vi) each Letter of Credit Application, in each case as amended in accordance with this Agreement. “Loan Parties” means, collectively, (i) the Borrowers and (ii) each other Guarantor. “Master Agreement” has the meaning specified in the definition of “Swap Contract.” “Master Intercompany Note” means the Master Intercompany Note substantially in the form of Exhibit I. “Material Acquisition” means a Permitted Acquisition or a series of related Permitted Acquisitions for which the aggregate consideration (including the maximum amount that may be payable in respect of any deferred or contingent consideration) payable (whether in cash, Equity Interests, or otherwise) by the Parent Borrower or a Subsidiary is not less than $150,000,000; provided, that for purposes of this definition, the value of any consideration other than cash shall be determined by Parent Borrower acting in good faith. “Material Adverse Effect” means (a) a material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Loan Parties is a party or (c) a material adverse effect on the rights and remedies of the Lenders or the Agents under any Loan Document. “Material Subsidiary” means, at any date of determination, each Restricted Subsidiary of the Parent Borrower that is not an Immaterial Subsidiary (but including, in any case, any Restricted Subsidiary that has been designated as a Material Subsidiary as provided in, or that has been designated as an Immaterial Subsidiary in a manner that does not comply with, the definition of “Immaterial Subsidiary”). “Maturity Date” means (a) with respect to the Revolving Credit Facility and Letters of Credit (and the related L/C Obligations), the fifth anniversary of the Effective Date (or, in each case, with respect to any Additional Revolving Credit Commitments or Extended Revolving Credit Commitments, the maturity date applicable to such Additional Revolving Credit Commitments or Extended Revolving Credit Commitments in accordance with the terms hereof); provided, that, if on any date that is 91 days prior to the final scheduled maturity date of any individual or related series of (i) any Subordinated Debt, (ii) any Indebtedness consisting of customary “high yield” non-convertible bonds that do not have an Investment Grade Rating of the Borrower and/or its Restricted Subsidiaries or (iii) any Permitted Convertible Indebtedness of the Borrower and/or its Restricted Subsidiaries (such Indebtedness identified in the foregoing clauses (i), (ii), and (iii), “Springing Maturity Debt”), the aggregate principal amount of such individual or related series of Springing Maturity Debt exceeds the greater of (i) $167,000,000 and (ii) 50% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period (calculated on a Pro Forma Basis), then the “Maturity Date” shall be the date that is 91 days prior to the earliest scheduled maturity date of such individual or related series of Springing Maturity Debt (such date, the “Springing Maturity Date”), if such date is earlier than the Maturity Date (any such Springing Maturity Debt having a maturity date that is earlier than the Maturity Date, the “Inside Date Springing Maturity Debt”), unless, in each case, on such Springing Maturity Date, (x) Liquidity at such time is greater than 125% of the aggregate outstanding principal amount of such individual or related series of Inside Date Springing Maturity Debt or (y) the Total Leverage Ratio, calculated on a Pro Forma Basis, does not exceed 2.00 to 1.00 for the most recently ended Test Period, in either which case this proviso shall not apply and (b) with respect to any Incremental Term Loan, the maturity date applicable to such Incremental Term Loan

-42- in accordance with the terms hereof; provided that if any such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day. “Maximum Rate” has the meaning specified in Section 3.09. “Minimum Extension Condition” has the meaning specified in Section 2.15(b). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Loan Party, any Restricted Subsidiary or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding six plan years, has made or been obligated to make contributions. “Non-Consenting Lender” has the meaning specified in Section 3.06(d). “Non-Extending Lender” means any Lender that elects not to participate in an Extension pursuant to Section 2.15. “Non-Loan Party” means any Restricted Subsidiary of the Parent Borrower that is not a Loan Party. “Nonrenewal Notice Date” has the meaning specified in Section 2.03(b)(iv). “Note” means a promissory note of any Borrower or Borrowers payable to any Lender or its registered assigns, in substantially the form of Exhibit B hereto, evidencing the aggregate Indebtedness of such Borrower or Borrowers to such Lender resulting from the Loans made by such Lender. “Obligations” means (x) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party or other Subsidiary arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and expenses that accrue after the commencement by or against any Loan Party or any other Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and expenses are allowed or allowable claims in such proceeding, (y) obligations of any Loan Party or any other Restricted Subsidiary arising under any Secured Hedge Agreement (other than any Excluded Swap Obligations) and (z) Cash Management Obligations. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and of any of their Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit commissions, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts, in each case, payable by any Loan Party or any other Subsidiary under any Loan Document and (b) the obligation of any Loan Party or any other Subsidiary to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party or such Subsidiary. Notwithstanding anything to the contrary, in no event shall obligations arising under any Permitted Call Spread Transactions constitute Obligations hereunder or under any Loan Document. “Organization Documents” means (a) with respect to any corporation or company, the certificate or articles of incorporation or amalgamation, the memorandum and articles of association, any other constitutional documents, any certificates of change of name and/or the bylaws; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership,

-43- joint venture or other applicable agreement of formation or organization and any agreement, declaration, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, registration, court or documentary, intangible, recording or similar Taxes which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, excluding, in each case, any such Taxes that are Other Connection Taxes resulting from an Assignment and Assumption or transfer or assignment to or designation of a new Applicable Lending Office or other office for receiving payments under any Loan Document other than an assignment (or designation of a new Applicable Lending Office) pursuant to a request by a Borrower under Section 3.06. “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq. “Outstanding Amount” means (a) with respect to the Revolving Credit Loans and Term Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans (including any refinancing of outstanding Unreimbursed Amounts under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Term Loans, as the case may be, occurring on such date and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Unreimbursed Amounts under related Letters of Credit (including any refinancing of outstanding Unreimbursed Amounts under related Letters of Credit or related L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the Federal Reserve Bank of New York as set forth on the Federal Reserve Bank of New York’s website from time to time, and published on the next succeeding Business Day by the Federal Reserve Bank of New York as an overnight bank funding rate. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent or the L/C Issuers, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined

-44- by the Administrative Agent or the L/C Issuers, as the case may be, in accordance with banking industry rules on interbank compensation. “Participant” has the meaning specified in Section 10.07(e). “Participant Register” has the meaning specified in Section 10.07(e). “Payment” has the meaning specified in Section 9.05(c). “Payment Notice” has the meaning specified in Section 9.05(c). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party, any Restricted Subsidiary or any ERISA Affiliate or to which any Loan Party, any Restricted Subsidiary or any ERISA Affiliate contributes or has an obligation to contribute, or has made or been obligated to make contributions at any time during the immediately preceding six plan years. “Perfection Certificate” has the meaning specified in Section 4.01(h)(v). “Permitted Acquisition” has the meaning specified in Section 7.02(j). “Permitted Call Spread Transaction” shall mean (a) any call or capped call option (or substantively equivalent derivative transaction) relating to the Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock) purchased by the Parent Borrower in connection with the issuance of any Permitted Convertible Indebtedness and settled in Common Stock (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Common Stock or such other securities or property), and/or cash in lieu of fractional shares of Common Stock, or (b) any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock) sold by the Parent Borrower substantially concurrently with any purchase by the Parent Borrower of a Permitted Call Spread Transaction described in clause (a) and settled in Common Stock (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Common Stock or such other securities or property), and cash in lieu of fractional shares of Common Stock; provided that the terms, conditions and covenants of each such transaction described in clause (a) or clause (b) shall be such as are customary for transactions of such type (as determined by the Parent Borrower in good faith). “Permitted Convertible Indebtedness” means (a) the Existing Convertible Notes and (b) unsecured Indebtedness of the Parent Borrower that is convertible into shares of Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock), cash or a combination thereof (such amount of cash determined by reference to the price of the Common Stock or such other securities or property), and cash in lieu of fractional shares of Common Stock; provided that, in the case of any Permitted Convertible Indebtedness described in clause (b), (x) the final maturity date of such Permitted Convertible Indebtedness is not prior to the date that is ninety-one (91) days after the Maturity Date and (y) the terms, conditions and covenants of such Permitted Convertible Indebtedness shall be such as are customary for transactions of such type (as determined by the Parent Borrower in good faith).

-45- “Permitted Forward Agreement” means any contract (including, but not limited to, any accelerated share repurchase agreement, prepaid forward agreement, forward agreement or other share repurchase agreement in the form of or in substance the economic equivalent of an equity option or forward) pursuant to which, among other things, the counterparty is required to deliver to the Parent Borrower shares of Common Stock, cash in lieu of delivering shares of Common Stock or cash representing the termination value of such forward or option or a combination thereof from time to time upon settlement, exercise or early termination of such forward or option; provided that the prepayment amount to be paid by the Parent Borrower to the counterparty in connection with such Permitted Forward Agreement will not exceed the net cash proceeds received by the Parent Borrower from the sale of the Permitted Convertible Indebtedness issued in connection with such Permitted Forward Agreement (including, without limitation, the exercise of any over-allotment or initial purchaser’s or underwriter’s option); provided, further, that the terms, conditions and covenants of such contract are customary for contracts of such type (as determined by the Parent Borrower in good faith). “Permitted Liens” means any Liens permitted by Section 7.01. “Permitted Refinancing” means, with respect to any Person, any modification (other than a release of such Person), refinancing, replacement, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon, plus amounts that would otherwise be permitted under Section 7.03 (with such amounts being deemed utilization of the applicable basket or exception under Section 7.03), plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, replacement, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, and as otherwise permitted under Section 7.03, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(f), such modification, refinancing, replacement, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, replaced, refunded, renewed or extended (provided that the foregoing requirements of this clause (b) shall not apply to any Inside Maturity Debt and any Qualifying Bridge Facility, to customary mandatory prepayments upon asset sales, casualty events, excess cash flow, change of control or other similar event risk provisions in loan facilities or to customary change of control, fundamental change, make-whole fundamental change or other similar event risk provisions and, for the avoidance of doubt, provisions providing for settlement upon conversion of Permitted Convertible Indebtedness), (c) to the extent such Indebtedness being so modified, refinanced, replaced, refunded, renewed or extended is secured by a Lien on the Collateral, (i) the Lien securing such Indebtedness as modified, refinanced, replaced, refunded, renewed or extended shall not be senior in priority to the Lien on the Collateral securing the Indebtedness being modified, refinanced, replaced, refunded, renewed or extended unless otherwise permitted under any basket or exception under Section 7.01 (with such amounts constituting utilization of the applicable basket or exception under Section 7.01) and (ii) such Indebtedness as so modified, refinanced, replaced, refunded, renewed or extended shall not be secured by any assets of the Parent Borrower or its Restricted Subsidiaries that does not secure the Indebtedness being modified, refinanced, replaced, refunded, renewed or extended, (d) to the extent such Indebtedness being so modified, refinanced, replaced, refunded, renewed or extended is unsecured, such modification, refinancing, replacement, refunding, replacement or extension shall also be unsecured unless secured by Liens that are otherwise permitted under any basket or exception under Section 7.01 (with such amounts constituting utilization of the applicable basket or exception under Section 7.01) and (e) if such Indebtedness being modified, refinanced, replaced, refunded, renewed or extended is Indebtedness permitted pursuant to Section 7.03(c), (i) to the extent such Indebtedness being so modified, refinanced, replaced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing,

-46- replacement, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being so modified, refinanced, replaced, refunded, renewed or extended unless otherwise permitted by any basket or exception under Section 7.03 (with such amounts constituting utilization of the applicable basket or exception under Section 7.03), (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate, redemption premium, conversion rates or other provisions related to any equity provisions of such Indebtedness) of any such modified, refinanced, refunded, replaced, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, replaced, refunded, renewed or extended (other than in the case of terms (x) not materially less favorable to the Lenders than those terms and conditions hereof or (y) applying to periods after the then Latest Maturity Date or otherwise added for the benefit of the Lenders hereunder); provided that a certificate of a Responsible Officer of the Parent Borrower delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Parent Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Parent Borrower within such five (5) Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iii) such modification, refinancing, replacement, refunding, renewal or extension is incurred by a Person who is the obligor of the Indebtedness being so modified, refinanced, replaced, refunded, renewed or extended, and no additional obligors become liable for such Indebtedness except to the extent permitted by any basket or exception under Section 7.03 (with such amounts constituting utilization of the applicable basket or exception under Section 7.03). “Permitted Sale Leaseback” means any Sale Leaseback consummated by the Parent Borrower or any of its Restricted Subsidiaries after the Effective Date; provided that any such Sale Leaseback that is not between (a) a Loan Party and another Loan Party or (b) a Restricted Subsidiary that is not a Loan Party and another Restricted Subsidiary that is not a Loan Party must be, in each case, consummated for fair value as determined at the time of consummation in good faith by the Parent Borrower or such Restricted Subsidiary (which such determination may take into account any retained interest or other Investment of the Parent Borrower or such Restricted Subsidiary in connection with, and any other material economic terms of, such Sale Leaseback); provided further that any such sale of any fixed or capital assets by the Parent Borrower or any Restricted Subsidiary is consummated within 270 days after the Borrower or such Restricted Subsidiary, as applicable, acquires or completes the construction of such fixed or capital asset. “Permitted Tax Restructuring” means any reorganizations and other activities related to tax planning and tax reorganization (as determined by the Parent Borrower in good faith) entered into on or after the date hereof so long as such Permitted Tax Restructuring does not materially impair the security interests of the Lenders and is otherwise not materially adverse to the Lenders and after giving effect to such Permitted Tax Restructuring, the Parent Borrower and its Restricted Subsidiaries otherwise comply with Section 6.10. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established or maintained by any Loan Party or any Restricted Subsidiary or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate. “Platform” has the meaning specified in Section 6.01.

-47- “Post-Acquisition Period” means, with respect to any Permitted Acquisition or the conversion of any Unrestricted Subsidiary into a Restricted Subsidiary, the period beginning on the date such Permitted Acquisition or conversion is consummated and ending on the last day of the twenty-four (24) months immediately following the date on which such Permitted Acquisition or conversion is consummated. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Pro Forma Adjustment” means, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or Converted Restricted Subsidiary or the Consolidated EBITDA of the Parent Borrower, (a) the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, that is factually supportable and is expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act (as in effect immediately prior to January 1, 2021), as interpreted by the Securities and Exchange Commission and (b) additional good faith pro forma adjustments arising out of cost savings initiatives operating improvements and operating expense reductions (including costs to achieve such cost savings, operating improvements and operating expense reductions) attributable to such transaction and additional costs associated with the combination of the operations of such Acquired Entity or Business or Converted Restricted Subsidiary with the operations of the Parent Borrower and its Restricted Subsidiaries, in each case being given pro forma effect, that (i) have been realized and/or (ii) subject to the limitations set forth in clause (a)(xiv) of the definition of “Consolidated EBITDA,” are supportable, quantifiable and projected by the Parent Borrower reasonably and in good faith to result from actions that have been taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken (in the reasonable and good faith determination of the Parent Borrower) within the succeeding twenty-four (24) months and, in each case, including, but not limited to, (w) reduction in personnel expenses and reduction of costs related to administrative functions, (x) [reserved], (y) reductions of costs related to leased or owned properties and (z) reductions from the consolidation of operations and streamlining of corporate overhead taking into account, for purposes of determining such compliance, the historical financial statements of the Acquired Entity or Business or Converted Restricted Subsidiary and the consolidated financial statements of the Parent Borrower and its Subsidiaries, assuming such Permitted Acquisition or conversion, and all other Permitted Acquisitions or conversions that have been consummated during the period, and any Indebtedness or other liabilities repaid in connection therewith had been consummated and incurred or repaid at the beginning of such period (and assuming that such Indebtedness to be incurred bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the interest rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination); provided that, so long as such actions are initiated (or expected to be initiated) during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, as applicable, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, it may be assumed that such cost savings will be realizable during the entirety of such Test Period, or such additional costs, as applicable, will be incurred during the entirety of the Test Period. “Pro Forma Basis” and “Pro Forma Effect” mean, with respect to compliance with any test hereunder or calculation of any covenant (including calculations of the Consolidated EBITDA, Consolidated Net Income, and the Total Leverage Ratio) for an applicable period of measurement, that (A) to the extent applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions

-48- and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement (as of the last date in the case of a balance sheet item) in such test: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Disposition of all or substantially all Equity Interests in any Restricted Subsidiary of the Parent Borrower or any division, product line, or facility used for operations of the Parent Borrower or any of its Restricted Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction,” shall be included, (b) any repayment, prepayment, discharge, conversion or cancellation of Indebtedness, and (c) any Indebtedness incurred or assumed by the Parent Borrower or any of its Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that, without limiting the application of the Pro Forma Adjustment pursuant to clause (A) above, the foregoing pro forma adjustments may be applied to any such test solely to the extent that such adjustments are consistent with the definition of “Consolidated EBITDA” and give effect to events (including operating expense reductions) that are (as determined by the Parent Borrower in good faith) (i)(x) directly attributable to such transaction, (y) expected to have a continuing impact on the Parent Borrower and its Restricted Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of “Pro Forma Adjustment.” “Public Lender” has the meaning specified in Section 6.01. “QFC” has the meaning specified in Section 10.27(b). “QFC Credit Support” has the meaning specified in Section 10.27 hereof. “Qualified Equity Interests” means any Equity Interests of the Parent Borrower that are not Disqualified Equity Interests. “Qualified Jurisdiction” means the United States, Canada, and any other jurisdiction reasonably acceptable to each Lender providing, making or maintaining Commitments or loans to any Additional Borrower organized in such jurisdiction. “Qualifying Bridge Facility” means customary bridge loans, so long as any loans, notes, securities or other Indebtedness for which such bridge loans are exchanged, replaced or converted satisfy (or will satisfy at the time of such exchange, replacement or conversion) any otherwise applicable requirements. “Ratio Debt” has the meaning specified in Section 7.03(r). “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (2) if such Benchmark is EURIBOR, 11:00 a.m. Brussels time two TARGET Days preceding the date of such setting, (3) if the RFR for such Benchmark is SONIA, then four Business Days prior to such setting, (4) if, following a Benchmark Transition Event and Benchmark Replacement Date with respect to the Term SOFR, the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting, or (5) if such Benchmark is none of the Term SOFR, EURIBOR, SONIA or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Refinancing Revolving Commitments” means Incremental Revolving Commitments that are designated by a Responsible Officer of the Parent Borrower as “Refinancing Revolving Commitments” in

-49- a certificate of a Responsible Officer of the Parent Borrower delivered to the Administrative Agent on or prior to the date of incurrence; provided that (i) any Refinancing Revolving Commitments shall not be in a principal amount that exceeds the amount of Revolving Credit Commitments so refinanced, except to the extent a different incurrence basket pursuant to Section 7.03 is utilized plus an amount equal to any fees, expenses, commissions, underwriting discounts and premiums payable in connection with such Refinancing Revolving Commitments, (ii) to the extent applicable, an Acceptable Intercreditor Agreement is entered into, (iii) any Refinancing Revolving Commitment does not mature prior to the maturity date of or have scheduled amortization or commitment reductions prior to the maturity date of the Revolving Credit Commitments being refinanced, (iv) such Refinancing Revolving Commitments have the same guarantors as the Revolving Credit Commitments being refinanced unless such guarantors substantially concurrently guarantee the Obligations, (v) such Refinancing Revolving Commitments are secured by the same assets as the Revolving Credit Commitments being refinanced unless such assets substantially concurrently secure the Obligations, (vi) the terms and conditions of such Refinancing Revolving Commitments (excluding pricing, fees, and optional or mandatory prepayment or redemption terms or covenants or other provisions applicable only to periods after the Maturity Date of the Loans or Commitments being refinanced) shall reflect market terms and conditions at the time of incurrence or issuance (as reasonably determined by the Parent Borrower in good faith) and (vii) if such Refinancing Revolving Commitments contain any financial maintenance covenants, such covenants shall be added for the benefit of the Revolving Credit Lenders. “Refinancing Term Loans” means Incremental Term Loans and/or Incremental Equivalent Debt that are designated by a Responsible Officer of the Parent Borrower as “Refinancing Term Loans” in a certificate of a Responsible Officer of the Parent Borrower delivered to the Administrative Agent on or prior to the date of incurrence; provided that (i) any Refinancing Term Loans shall not be in a principal amount that exceeds the amount of Term Loans so refinanced, except to the extent a different incurrence basket pursuant to Section 7.03 is utilized plus an amount equal to any fees, expenses, commissions, underwriting discounts and premiums payable in connection with such Refinancing Term Loans, (ii) to the extent applicable, an Acceptable Intercreditor Agreement is entered into, (iii) other than with respect to any Inside Maturity Debt and any Qualifying Bridge Facility, any Refinancing Term Loans do not mature prior to the maturity date of or have a shorter Weighted Average Life to Maturity prior to the Term Loans being refinanced, (iv) such Refinancing Term Loans have the same guarantors as the Term Loans being refinanced unless such guarantors substantially concurrently guarantee the Obligations, (v) such Refinancing Term Loans are secured by the same assets as the Term Loans being refinanced unless such assets substantially concurrently secure the Obligations, (vi) the terms and conditions of such Refinancing Term Loans (excluding pricing, fees, and optional prepayment or mandatory prepayment or redemption terms or covenants or other provisions applicable only to periods after the Maturity Date of the Loans or Commitments being refinanced) shall reflect market terms and conditions at the time of incurrence or issuance (as reasonably determined by the Parent Borrower in good faith) and (vii) if such Refinancing Term Loans contain any financial maintenance covenants, such covenants shall be added for the benefit of the Term Lenders. “Register” has the meaning specified in Section 10.07(d). “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and their and their Affiliates’ respective partners, directors, officers, employees, counsel, agents, advisors, and other representatives. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection, migration or leaching on, into or through the Environment or into, from or through any building, structure or facility.

-50- “Relevant Governmental Body” means (a) with respect to Loans denominated in Dollars, the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, (b) with respect to Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (c) with respect to Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, and (d) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (i) the central bank for the currency in which such Loan is denominated or any central bank or other supervisor which is responsible for supervising either (x) such Benchmark Replacement or (y) the administrator of such Benchmark Replacement or (ii) any working group or committee officially endorsed or convened by (w) the central bank for the currency in which such Benchmark Replacement is denominated, (x) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (y) a group of those central banks or other supervisors or (z) the Financial Stability Board or any part thereof. “Relevant Rate” means (a) with respect to any Term Benchmark Borrowing denominated in Dollars, Term SOFR, (b) with respect to any Term Benchmark Borrowing denominated in Euros, EURIBOR, or (c) with respect to any RFR Borrowing denominated in Sterling or Dollars, the applicable Daily Simple RFR, in each case, as applicable; provided that if the Relevant Rate, shall be less than 0.00% per annum with respect to Revolving Credit Loans, such rate shall be deemed to be 0.00% per annum for purposes of this Agreement. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the otherwise applicable notice period has been waived by regulation or otherwise by the PBGC. “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Committed Loan Notice and (b) with respect to an L/C Credit Extension, a Letter of Credit Application. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate outstanding amount of each Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments and (c) aggregate unused Revolving Credit Commitments; provided that the unused Term Commitment and unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer, assistant treasurer, or other similar officer or director of a Loan Party and, as to any document delivered on the Effective Date, any secretary or assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all

-51- necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest in the Parent Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the holders of Equity Interests of the Parent Borrower. For the avoidance of doubt, none of (a) any payments of cash or deliveries in shares of Equity Interests (or other securities or property following a merger event, reclassification or other change of the Equity Interests) (and cash in lieu of fractional shares) pursuant to the terms of, or otherwise in performance of its obligations under, any Permitted Convertible Indebtedness (including, without limitation, making payments of interest and principal thereon, making payments due upon required repurchase thereof and/or making payments and deliveries upon conversion or settlement thereof), (b) any payments of cash or deliveries of Equity Interests (or other securities or property following a merger event, reclassification or other change of the Equity Interests) (and cash in lieu of fractional shares) in connection with any Permitted Call Spread Transaction (including in connection with the exercise and/or early termination, unwind or settlement thereof or any payment of the premium therefor) or (c) any payments of cash or deliveries of Equity Interests in connection with any Permitted Forward Agreement (including in connection with the exercise and/or early termination, unwind or settlement thereof) shall constitute a Restricted Payment. “Restricted Subsidiary” means any Subsidiary of the Parent Borrower other than an Unrestricted Subsidiary. “Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto. “Revaluation Date” means (a) with respect to any Revolving Credit Loan, each of the following: (i) each date of a Borrowing of an Alternative Revolver Currency Loan, (ii) with respect to an Alternative Revolver Currency Daily Rate Loan, the Interest Payment Date, (iii) each date of a continuation of a Term SOFR Loan or Alternative Revolver Currency Term Rate Loan pursuant to Section 2.02, and (iv) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative L/C Currency, (ii) the first Business Day of each calendar month, (iii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof, (iv) each date of any payment by the applicable L/C Issuer under any Letter of Credit denominated in an Alternative L/C Currency and (v) such additional dates as the Administrative Agent or the applicable L/C Issuer shall determine or the Required Lenders shall require. “Revolving Credit Borrowing” means a borrowing consisting of Revolving Credit Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Term SOFR Loans or Alternative Revolver Currency Term Rate Loans, as applicable, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01. “Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01 or Section 2.03, as applicable and (b) purchase participations in L/C Obligations in respect of Letters of Credit, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Credit Commitments of all

-52- Revolving Credit Lenders shall be $400,000,000 on the Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement. “Revolving Credit Commitment Increase” has the meaning specified in Section 2.14(a). “Revolving Credit Exposure” means, as to each Revolving Credit Lender at any time, the sum of (a) the outstanding principal amount of all Revolving Credit Loans held by such Revolving Credit Lender (or its Applicable Lending Office) and (b) such Revolving Credit Lender’s Applicable Percentage of the L/C Obligations. “Revolving Credit Facility” means the Revolving Credit Commitments, including any Revolving Credit Commitment Increase, each Extension of Revolving Credit Commitments, each Refinancing Revolving Commitments and the Credit Extensions made thereunder. “Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment or that holds Revolving Credit Loans at such time. “Revolving Credit Loan” has the meaning specified in Section 2.01. “RFR” means, for any RFR Loan denominated in (a) Sterling, SONIA, and (b) Dollars, (solely following a Benchmark Transition Event and a Benchmark Replacement Date with respect to the Term SOFR) Daily Simple SOFR. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Loan” means a Loan that bears interest at a rate based on the Daily Simple RFR. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Sale Leaseback” means any transaction or series of related transactions pursuant to which the Parent Borrower or any of its Restricted Subsidiaries (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed. “Same Day Funds” means immediately available same day funds. “Sanctions Laws and Regulations” means any sanctions or related requirements imposed by the USA PATRIOT Act, the Executive Order No. 13224 of September 23, 2001, entitled Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), the U.S. International Emergency Economic Powers Act (50 U.S.C. §§ 1701- 1706), the U.S. Trading with the Enemy Act (50 U.S.C. §§ 4301 et seq.), the U.S. Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 or the Iran Sanctions Act, Section 1245 of the National Defense Authorization Act of 2012, all as amended, or any of the foreign assets control regulations (including but not limited to 31 C.F.R., Subtitle B, Chapter V, as amended) or any other law or executive order relating thereto administered by the U.S. Department of the Treasury Office of Foreign Assets Control, the U.S. Department of State, United Nations Security Council, the European Union or any European Union member state, other relevant sanctions authority in effect or enacted in the United States on or after the date of this Agreement.

-53- “SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions. “Secured Hedge Agreement” means any Swap Contract (excluding any Permitted Call Spread Transaction, Permitted Forward Agreement and any other Swap Contract referencing the Common Stock) that is entered into by and between any Loan Party or any Restricted Subsidiary and any Hedge Bank. “Secured Leverage Ratio” means, with respect to any Test Period, the ratio of (a) (i) Consolidated Total Debt that is secured by a Lien on the Collateral as of the last day of such Test Period less (ii) unrestricted cash and Cash Equivalents of the Parent Borrower and its Restricted Subsidiaries on a consolidated basis as of the last day of such Test Period in an amount not to exceed the greater of (x) $334,000,000 and (y) 100% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period (calculated on a Pro Forma Basis), to (b) Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for such Test Period. “Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, the L/C Issuers, the Hedge Banks, the Cash Management Banks and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01. “Securities Act” means the Securities Act of 1933. “Security Agreement” means the Security Agreement executed by the Loan Parties on the Effective Date substantially in the form of Exhibit G hereto as supplemented by any Security Agreement Supplement executed and delivered pursuant to Section 6.10. “Security Agreement Supplement” means a supplement to any Security Agreement as contemplated by such Security Agreement. “SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator). “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the Federal Reserve Bank of New York’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Sold Entity or Business” has the meaning specified in clause (b)(iv) of the definition of the term “Consolidated EBITDA.” “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (i) the fair value of the property of such Person (on a going concern basis) is greater than the total amount of debts and liabilities, contingent, subordinated or otherwise, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the liability of such Person on its debts as they become absolute and matured, (iii) such Person will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as they become absolute and matured and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital; provided that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts

-54- and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided, however, that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto. “Specified Communications” has the meaning specified in Section 10.02(g). “Specified Event of Default” means an Event of Default pursuant to Sections 8.01(a), 8.01(f) or 8.01(g) (in the case of Section 8.01(f) or 8.01(g), solely with respect to the Borrowers). “Specified Representations” means the representations and warranties of the Borrowers set forth in Sections 5.01(a) (solely as it relates to the Borrowers), 5.01(b)(ii), 5.02(a) (related to the entering into and performance of the Loan Documents and the incurrence of the extensions of credit thereunder), 5.02(b)(i) (related to the entering into and performance of the Loan Documents and the incurrence of the extensions of credit thereunder), 5.04, 5.12, 5.15, 5.16 and 5.18 (limited to the use of proceeds of the Loans on the date of the applicable Borrowing). “Specified Transaction” means any Investment, Disposition, incurrence or repayment of Indebtedness, Restricted Payment, Incremental Term Loan or Incremental Revolving Commitments or Extended Revolving Credit Commitments that by the terms of this Agreement requires such test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect”; provided that any increase in the Revolving Credit Commitment above the Revolving Credit Commitments in effect on the Effective Date, for purposes of this “Specified Transaction” definition, shall be deemed to be fully drawn; provided, further, that at the Parent Borrower’s sole election, any such Specified Transaction (other than a Restricted Payment) having an aggregate value of less than $25,000,000 shall not be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect”; provided, further, that the combined amount of all Specified Transactions that are not calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect” pursuant to the immediately preceding proviso shall not exceed $50,000,000 in aggregate value for any Test Period. “Springing Maturity Date” has the meaning specified in the definition of “Maturity Date”. “Springing Maturity Debt” has the meaning specified in the definition of “Maturity Date”. “Sterling”, “GBP” and “£” mean the lawful currency of the United Kingdom. “Sterling Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in Sterling as determined by the Administrative Agent at such time on the basis of the rate of exchange for the purchase of Sterling with Dollars last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Sterling with Dollars, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion. “Subordinated Debt” means any Indebtedness of any Loan Party that is contractually subordinated to the Obligations (including payment, lien and remedies subordination terms, as applicable).

-55- “Subordinated Debt Documents” means any agreement, indenture or instrument pursuant to which any Subordinated Debt is issued, in each case as amended to the extent permitted under the Loan Documents. “Subsidiary” of a Person means a corporation, company, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent Borrower. “Subsidiary Guarantor” means, collectively, the Subsidiaries of the Parent Borrower that are Guarantors. “Successor Borrower” has the meaning specified in Section 7.04(d). “Supported QFC” has the meaning specified in Section 10.27 hereof. “Surviving Indebtedness” means (i) Indebtedness of the Parent Borrower or any of its Subsidiaries outstanding immediately after giving effect to this Agreement and (ii) the Existing Convertible Notes. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity swaps or options, equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement; provided that any instrument described in clause (a) or (b) in respect of any Equity Interest issued by the Parent Borrower or any of its Affiliates, including, for the avoidance of doubt, any phantom stock or similar plan (including any stock- based compensation plan) providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Parent Borrower or its Subsidiaries, and any Permitted Call Spread Transaction or Permitted Forward Agreement, shall not constitute a Swap Contract. “Swap Obligation” means any obligation of any Guarantor to pay or perform under any agreement, contract, or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) above, the amount(s) determined as the mark to market value(s) for such Swap Contracts, as determined by the Hedge Bank (or the Parent Borrower, if no Hedge Bank is party to such Swap Contract) in accordance with the terms thereof and in accordance with customary methods for calculating mark-to-market values

-56- under similar arrangements by the Hedge Bank (or the Parent Borrower, if no Hedge Bank is party to such Swap Contract). “TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007. “Taxes” means all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings (including backup withholding) or similar charges imposed by any Governmental Authorities, and all liabilities (including additions to tax, penalties and interest) with respect thereto. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Term SOFR or the Alternative Revolver Currency Term Rate for the applicable Alternative Revolver Currency. “Term Borrowing” means a Borrowing in respect of a Class of Term Loans. “Term Commitments” means a commitment in respect of any Incremental Term Loans. “Term Lender” means, at any time, any Lender that has a Term Loan or a Term Commitment at such time. “Term Loans” means any Incremental Term Loan. “Term SOFR” means, with respect to any Term SOFR Loans and for any tenor comparable to the applicable Interest Period, the Term SOFR Screen Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME; provided that if the Term SOFR determined in accordance with the foregoing would otherwise be less than 0.00%, then Term SOFR shall be deemed to be 0.00% per annum. “Term SOFR Loan” means a Loan that bears interest at a rate based on the definition of “Term SOFR”. “Term SOFR Screen Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term SOFR Loan and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Screen Rate” for the applicable tenor has not been published by the CME and a Benchmark Replacement Date with respect to the Term SOFR has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Screen Rate for such Term SOFR Determination Day will be the Term SOFR Screen Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Screen Rate was published by the CME, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day.

-57- “Test Period” means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Parent Borrower ending on or prior to such date for which financial statements have been or are required to be delivered pursuant to Section 6.01(a) or 6.01(b). “Threshold Amount” means $75,000,000. “Total Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Net Indebtedness as of the last day of such Test Period to (b) Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for such Test Period. “Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations. “Transaction Expenses” means any fees or expenses incurred or paid by the Parent Borrower or any Restricted Subsidiary in connection with the Transaction and the transactions contemplated in connection therewith. “Transactions” means, collectively, as applicable, (a) this Agreement, (b) the execution and delivery of Loan Documents to be entered into on the Effective Date, and (c) the payment of Transaction Expenses earned, due and payable on the Effective Date. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Term SOFR, the EURIBOR, the Base Rate or the Daily Simple RFR. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unaudited Parent Borrower Financial Statements” means (i) the unaudited consolidated balance sheet of the Parent Borrower for the period covered in the most recent Form 10-Q filed by the Parent Borrower with the SEC prior to the Effective Date; and (ii) the related unaudited consolidated statements of income, cash flows and stockholders’ equity of the Parent Borrower for the period covered in the most recent Form 10-Q filed by the Parent Borrower with the SEC prior to the Effective Date. “Undisclosed Administration” means in relation to a Lender or its parent company the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such

-58- parent company is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” and “U.S.” mean the United States of America. “United States Tax Compliance Certificate” has the meaning specified in Section 3.01(f)(ii)(C). “Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i). “Unrestricted Incremental Amount” means, with respect to the incurrence or issuance of Incremental Facilities or Incremental Equivalent Debt, an amount not to exceed the greater of (x) $334,000,000 and (y) 100% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period (calculated on a Pro Forma Basis), in the aggregate for all such incurrences or issuances after the Effective Date. “Unrestricted Subsidiary” means (i) each Subsidiary of the Parent Borrower listed on Schedule 1.01B to the Disclosure Letter, (ii) any Subsidiary of the Parent Borrower designated by the Parent Borrower as an Unrestricted Subsidiary pursuant to Section 6.13 subsequent to the date hereof and (iii) any Subsidiary of an Unrestricted Subsidiary. “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. “U.S. Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States. “U.S. Special Resolution Regimes” has the meaning specified in Section 10.27 hereof. “USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time. “Voluntary Prepayment Amount” has the meaning specified in Section 2.14(a). “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness; provided, for the avoidance of doubt, that clause (i)(a) shall not include any payment (whether in cash, securities or other property) on account of the redemption, repurchase, conversion or settlement with respect to any Permitted Convertible Indebtedness (including, without limitation, as a result of a change of control, asset sale or other fundamental change or any early conversion in accordance with the terms of such Permitted Convertible Indebtedness).

-59- “Wholly Owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person. “Withdrawal Liability” means the liability of a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears. (iii) The term “including” is by way of example and not limitation. (iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” (d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (e) All references to “in the ordinary course of business” of the Parent Borrower or any Subsidiary thereof means (i) in the ordinary course of business of, or in furtherance of an objective that is in the ordinary course of business of the Parent Borrower or such Subsidiary, as applicable, (ii) customary

-60- and usual in the industry or industries of the Parent Borrower and its Subsidiaries in the United States or any other jurisdiction in which the Parent Borrower or any Subsidiary does business, as applicable, or (iii) generally consistent with the past or current practice of the Parent Borrower or such Subsidiary, as applicable, or any similarly situated businesses in the United States or any other jurisdiction in which the Parent Borrower or any Subsidiary does business, as applicable. Section 1.03. Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Parent Borrower’s prior audited financial statements, except as otherwise specifically prescribed herein. (b) Notwithstanding anything to the contrary herein, for purposes of calculating compliance with any test contained in this Agreement or determining Consolidated EBITDA, the Total Leverage Ratio, the Secured Leverage Ratio or the Interest Coverage Ratio, any Specified Transactions that have occurred during the Test Period, or (except in connection with (i) determining actual compliance (as opposed to compliance on a Pro Forma Basis) with the Total Leverage Ratio and the Interest Coverage Ratio set forth in Section 7.11 and (ii) calculating the Total Leverage Ratio for purposes of the definition of “Applicable Rate”) subsequent to such Test Period and on or prior to or simultaneously with the date of determination, shall be calculated on a Pro Forma Basis assuming that all such Specified Transactions (and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the Test Period. If since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Parent Borrower or any Restricted Subsidiary since the beginning of such period) shall have made any Specified Transaction that would have required adjustment pursuant to this definition, then the Total Leverage Ratio, the Secured Leverage Ratio and the Interest Coverage Ratio shall be calculated giving Pro Forma Effect thereto for such Test Period as if such Specified Transaction had occurred at the beginning of the Test Period. (c) Where reference is made to “the Parent Borrower and its Restricted Subsidiaries on a consolidated basis” or similar language, such consolidation shall not include any Subsidiaries of the Parent Borrower other than Restricted Subsidiaries. (d) If the Parent Borrower notifies the Administrative Agent that the Parent Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Parent Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Parent Borrower or any Subsidiary at “fair value”, as defined therein and (ii) any treatment of Indebtedness under Accounting Standards Codification 470-20 or 2015-03 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

-61- Section 1.04. Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). Section 1.05. References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law; and (c) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Section 1.06. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). Section 1.07. Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day. Section 1.08. Currency Equivalents Generally. (a) Any amount specified in this Agreement (other than in Article II, Article IX and Article X or as set forth in paragraph (b), (c) or (d) of this Section) or any of the other Loan Documents to be in Dollars shall also include the Dollar Equivalent of such amount in any currency other than Dollars. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Notwithstanding the foregoing, for purposes of determining compliance with Article VII, no Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Lien, Indebtedness or Investment is incurred, Restricted Payment is made, Subordinated Debt is prepaid or other transaction is consummated; provided that, for the avoidance of doubt, the foregoing provisions of this Section 1.08 shall otherwise apply to such Sections, including with respect to determining whether any Lien, Indebtedness or Investment may be incurred, Restricted Payment may be made, Subordinated Debt may be prepaid or other transaction may be consummated at any time under such Sections. (b) For purposes of determining compliance under Sections 7.02 and 7.06, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating net income in the Parent Borrower’s annual financial statements delivered pursuant to Section 6.01(a); provided, however, that the foregoing shall not be deemed to apply to the determination of any amount of Indebtedness. (c) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Term SOFR Loan or an Alternative Revolver Currency Loan, as applicable, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing or Term SOFR Loan or Alternative Revolver Currency Loan, as applicable, is denominated in Euro or Sterling, such amount shall be the Euro Equivalent of such Dollar amount or, as applicable, the Sterling Equivalent of such Dollar amount (rounded to the nearest euro cent or, as applicable, penny Sterling, with 0.5 of a euro cent or penny Sterling being rounded upward), as determined by the Administrative Agent.

-62- (d) Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Alternative L/C Currency, such amount shall be the relevant Alternative L/C Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative L/C Currency, with 0.5 of a unit being rounded upward), as determined by the applicable L/C Issuer. Section 1.09. Certain Calculations and Tests. (a) Notwithstanding anything in this Agreement or any Loan Document to the contrary, when calculating any applicable ratio or other financial calculation or determining other compliance with this Agreement (including the determination of compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred, is continuing or would result therefrom or accuracy of representations and warranties) in connection with a Specified Transaction undertaken in connection with the consummation of a Limited Condition Transaction, the date of determination of such ratio or other financial calculation or other applicable covenant and determination of whether any Default or Event of Default has occurred, is continuing or would result therefrom or accuracy of representations and warranties or other applicable covenant, shall, at the option of the Parent Borrower (the Parent Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), be deemed to be in the case of a LCT Election, either (A) the date that the definitive agreements for such Limited Condition Transaction are entered into or (B) solely in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (the “City Code”) applies, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target company is made in compliance with the City Code or, at the election of the Parent Borrower, any other date thereafter (any such date, the “LCT Test Date”), and if, after such ratios and other provisions are measured on a Pro Forma Basis after giving effect to such Limited Condition Transaction and the other Specified Transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they occurred at the beginning of the four consecutive fiscal quarter period being used to calculate such financial ratio ending prior to the LCT Test Date, the Parent Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratios and provisions, such provisions shall be deemed to have been complied with. For the avoidance of doubt, (x) if any of such ratios are exceeded as a result of fluctuations in such ratio (including due to fluctuations in Consolidated EBITDA of the Parent Borrower) at or prior to the consummation of the relevant Limited Condition Transaction, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Transaction is permitted hereunder and (y) such ratios and other provisions shall not be tested at the time of consummation of such Limited Condition Transaction or related Specified Transactions. If the Parent Borrower has made an LCT Election for any Limited Condition Transaction then in connection with any subsequent calculation of any ratio or basket availability with respect to any other Specified Transaction on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated, or the date that the definitive agreement for, or “Rule 2.7 announcement” in respect of, as applicable, such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated. (b) Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision within the same covenant of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, pro forma compliance with any Total Leverage Ratio test and/or Secured Leverage Ratio test) (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision within the same covenant of this Agreement that

-63- requires compliance with any such financial ratio or test (any such amounts, the “Incurrence Based Amounts”), it is understood and agreed that (i) the Fixed Amounts (and any cash proceeds thereof) and/or (ii) any Indebtedness resulting from borrowings under the Revolving Credit Facility which occur concurrently or substantially concurrently with the incurrence of the Incurrence Based Amounts shall in each case be disregarded in the calculation of the financial ratio or test applicable to the Incurrence Based Amounts in connection with such substantially concurrent incurrence. (c) Notwithstanding anything to the contrary herein but subject to the proviso in Section 7.02(u), for purposes of the covenants described in Article VII, if any Indebtedness, Lien, Investment, Restricted Payment or repayment of Subordinated Debt (or a portion thereof) would be permitted pursuant to one or more provisions described therein, the Parent Borrower may divide and classify such Indebtedness, Liens, Investments, Restricted Payment or repayment of Subordinated Debt (or a portion thereof) in any manner that complies with the covenants set forth in Article VII, and may later divide and reclassify any such Indebtedness, Lien, Investment, Restricted Payment or repayment of Subordinated Debt so long as the Indebtedness, Lien, Investment, Restricted Payment or repayment of Subordinated Debt (as so redivided and/or reclassified) would be permitted to be made in reliance on the applicable exception as of the date of such redivision or reclassification; provided that any such divisions, classifications, redivisions and/or reclassifications shall only be permitted within a specific type of covenant, and not, for the avoidance of doubt, across different types of covenants. Section 1.10. Alternative Currencies. (a) The Borrowers may from time to time request that Letters of Credit or Revolving Credit Loans be issued in a currency other than those specifically listed in the definition of “Alternative L/C Currency” or “Alternative Revolver Currency”, as applicable; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. Such request shall be subject to the approval of the Administrative Agent and the applicable L/C Issuer and the Revolving Credit Lenders under the applicable tranche; provided that such approval may require, without limitation, that a condition to the issuance of a Letter of Credit denominated in such additional Alternative L/C Currency or the making of a Revolving Credit Loan denominated in such additional Alternative Revolver Currency, as applicable, shall be that there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which, in the reasonable opinion of the Administrative Agent or the relevant L/C Issuer or Revolving Credit Lender, as applicable, would make it impracticable for such L/C Credit Extension or Revolving Credit Loan, as applicable, to be denominated in the relevant Alternative L/C Currency or Alternative Revolver Currency, as applicable. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and the applicable L/C Issuer or Revolving Credit Lender in their sole discretion). The Administrative Agent shall promptly notify each L/C Issuer and Revolving Credit Lender under the applicable tranche in the case of any such request. Each such L/C Issuer and Revolving Credit Lender shall notify the Administrative Agent, not later than 11:00 a.m., 10 Business Days after receipt of such request whether it consents, in its sole discretion, to the issuance of Letters of Credit or the making of a Revolving Credit Loan in such requested currency. (c) Any failure by a Lender or the applicable L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the applicable L/C Issuer, as the case may be, to permit Alternative Revolver Currency Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Revolving Credit Lenders consent to making Alternative Revolver Currency Loans in such requested

-64- currency or the Administrative Agent and each L/C Issuer consent to issue Letters of Credit in such requested currency, as applicable, and the Administrative Agent and such Revolving Credit Lenders or such L/C Issuers, as the case may be, reasonably determine that an appropriate interest rate is available to be used for such requested currency, the Administrative Agent shall so notify the Parent Borrower and (i) the Administrative Agent and such Revolving Credit Lenders (in consultation with the Parent Borrower) may amend the definition of “Alternative Revolver Currency Daily Rate” or “Alternative Revolver Currency Term Rate” to the extent necessary to add the applicable rate for such currency and any applicable adjustment for such rate, (ii) to the extent the definition of “Alternative Revolver Currency Daily Rate” or “Alternative Revolver Currency Term Rate,” as applicable, has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Revolver Currency hereunder for purposes of any Borrowings of Alternative Revolver Currency Loans; and if the Administrative Agent and the applicable L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Parent Borrower, (iii) the Administrative Agent and the applicable L/C Issuer may amend the definition of “Alternative L/C Currency” to the extent necessary to add the applicable rate for such currency and any applicable adjustment for such rate, and (iv) to the extent the definition of “Alternative L/C Currency” has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative L/C Currency hereunder for purposes of any Letter of Credit issuances of such L/C Issuer. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.10, the Administrative Agent shall promptly so notify the Parent Borrower. Section 1.11. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Application related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by any reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. Section 1.12. Divisions. For all purposes under the Loan Documents, in connection with any division under Delaware law (including any Delaware LLC Division or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. Section 1.13. Designation of Borrowers. (a) The Parent Borrower may from time to time designate one or more Additional Borrowers organized in a Qualified Jurisdiction for purposes of this Agreement by delivering to the Administrative Agent: (i) written notice (including via email) of election to become an Additional Borrower duly executed on behalf of such Restricted Subsidiary and the Parent Borrower at least five (5) Business Days (or such shorter period as agreed by the Administrative Agent) prior to the proposed effectiveness of such election,

-65- (ii) all documentation and other information with respect to such Subsidiary required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA Patriot Act and a beneficial ownership certificate to the extent required under 31 C.F.R. §1010.230, no later than three (3) Business Days (or, solely with respect to Foreign Borrowers, such longer period as may be required by the Administrative Agent and the Lenders to comply with this clause (ii)) prior to the date of the proposed effectiveness of such election (or such later date as may be agreed by the Administrative Agent); (iii) (A) all documents, updated schedules, instruments, certificates and agreements, and all other actions and information, then required by or in respect of such Additional Borrower by Section 6.10 or by the Collateral and Guarantee Requirement (without giving effect to any grace periods for delivery of such items, the updating of such information or the taking of such actions), (B) customary legal opinions, (C) a customary secretary’s certificate attaching such equivalent documents as were delivered by the original Borrower on the Effective Date or as otherwise is customary in such jurisdiction in the event of any Foreign Borrower and (D) delivery of certificates, if any, representing the pledged equity referred to therein accompanied by undated stock or comparable powers executed in blank and instruments, if any, evidencing the pledged debt indorsed in blank, if applicable; (iv) documentation reasonably satisfactory to the Administrative Agent pursuant to which (i) each then-existing Borrower unconditionally guarantees the Borrowings of the Additional Borrower on terms substantially consistent with the Guarantors’ Guaranty of the Borrowers’ obligations hereunder and (ii) solely to the extent such Additional Borrower is not already a Guarantor, each Additional Borrower unconditionally guarantees the Borrowings of each then- existing Borrower on terms substantially consistent with the Guarantors’ guarantee of the initial Borrower’s obligations hereunder; (v) a certificate of a Responsible Officer of the Parent Borrower stating that, as of the date the Additional Borrower joins this Agreement as such, no Event of Default has occurred and is continuing; (vi) a customary joinder agreement whereby the Additional Borrower becomes party hereto as a Borrower and appoints the Parent Borrower as a “Borrower Agent” (including with respect to service of process in the case of any Foreign Borrower) hereunder and under the other Loan Documents, in form and substance reasonably satisfactory to the Administrative Agent. (b) After such deliveries, the appointment of the Additional Borrower shall be effective subject to the effectiveness of an amendment to this Agreement and any applicable Loan Document necessary (in the reasonable judgment of the Administrative Agent) to give effect to the appointment of such Additional Borrower (in form and substance reasonably acceptable to the Administrative Agent), including amendments to disambiguate certain uses of the word “Borrower” and related terms hereunder and other revisions (including, if such Additional Borrower is organized in an EEA Member Country within the meaning of CRD VI, revisions to reflect customary provisions relating to Article 21c of Directive (EU) 2024/1619 amending Directive (EU) 2013/36 (“CRD VI”) in form and substance reasonably acceptable to the Administrative Agent); provided that, upon the effectiveness of any such amendment, such Additional Borrower shall be jointly and severally obligated as a primary obligor as to the Obligations to the Administrative Agent and each of the holders of the Obligations in full when due. Section 1.14. Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration,

-66- submission, performance or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Benchmark Replacement) (or any component of any of the foregoing) or the effect of any of the foregoing (including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability), or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Benchmark Replacement) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Benchmark Replacement) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS Section 2.01. The Loans. (a) Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make (or cause its Applicable Lending Office to make) loans denominated in Dollars or any Alternative Revolver Currency (each such loan, a “Revolving Credit Loan”) to the Borrowers from time to time, on any Business Day after the Effective Date until the Maturity Date with respect to the Revolving Credit Facility, in an aggregate principal amount (based on the Dollar Equivalent thereof) not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any such Revolving Credit Borrowing, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations shall not exceed such Lender’s Revolving Credit Commitment. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(a), prepay under Section 2.05, and reborrow under this Section 2.01(a). Revolving Credit Loans denominated in Dollars may be Base Rate Loans or Term SOFR Loans. Revolving Credit Loans denominated in any Alternative Revolver Currency shall be an Alternative Revolver Currency Daily Rate Loan or Alternative Revolver Currency Term Rate Loan, as further provided herein. Section 2.02. Borrowings, Conversions and Continuations of Loans. (a) Each Revolving Credit Borrowing, each Term Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans or Alternative Revolver Currency Loans, as applicable, shall be made upon the Parent Borrower’s irrevocable notice, to the Administrative Agent, in the form of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent, (i) in the case of a Term SOFR Loan, not later than 2:00 p.m., New York City time, three (3) U.S. Government Securities Business Days before the date of the proposed Borrowing, (ii) in the

-67- case of an Alternative Revolver Currency Loan denominated in Euros, not later than 12:00 p.m., New York City time, three (3) Business Days before the date of the proposed Borrowing, (iii) in the case of an Alternative Revolver Currency Loan denominated in Sterling, not later than 11:00 a.m., New York City time, five (5) Business Days before the date of the proposed Borrowing, or (iv) in the case of a Base Rate Loan, not later than 11:00 a.m., New York City time, on the Business Day of the proposed Borrowing; provided that any such notice of a Base Rate Borrowing to finance the reimbursement of a drawing under a Letter of Credit as contemplated by Section 2.03(c)(i) may be given no later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each Committed Loan Notice must be appropriately completed and signed by a Responsible Officer of the Parent Borrower; provided that, if such Committed Loan Notice is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent. Each Borrowing of, conversion to or continuation of Term SOFR Loans in Dollars shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof and each Borrowing of, conversion to or continuation of Alternative Revolver Currency Loans shall be in a minimum principal amount of the Dollar Equivalent of $1,000,000 of such approved foreign currency or a whole multiple of the Dollar Equivalent of $500,000 of such approved foreign currency in excess thereof. Each Borrowing of or conversion to Base Rate Loans shall be a minimum of $500,000 (and any amount in excess thereof shall be an integral multiple of $100,000); provided that a Base Rate Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Commitments or that is required to finance the reimbursement of a drawing under a Letter of Credit as contemplated by Section 2.03(c)(i). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) Borrowings outstanding. Each Committed Loan Notice shall specify (i) whether the Borrowers are requesting a Revolving Credit Borrowing (and whether such Revolving Credit Borrowing shall be denominated in Dollars or an Alternative Revolver Currency) or a Term Borrowing, as applicable, (ii) the requested date of the Borrowing (which shall be a Business Day), (iii) the Class, currency and principal amount of Loans to be borrowed, (iv) the Type of Loans to be borrowed, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) the location and number of the Borrowers’ accounts to which funds are to be disbursed, which shall comply with the requirements of Section 2.02(b). If the Borrowers fail to specify a currency in a Committed Loan Notice requesting a Borrowing, then the applicable Loans shall be made in Dollars. If the Borrowers fail to specify a Type of Loan in a Committed Loan Notice, then the applicable Loans shall be made as Base Rate Loans. If the Borrowers request a Borrowing of Term SOFR Loans or Alternative Revolver Currency Term Rate Loans, as applicable, in any such Committed Loan Notice, but fail to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. Notwithstanding the foregoing, in no event shall the Borrower be permitted to request pursuant to this Section 2.02, a CBR Loan or, prior to a Benchmark Transition Event and Benchmark Replacement Date with respect to (x) the Term SOFR, an RFR Loan bearing interest based on Daily Simple SOFR (it being understood and agreed that a Central Bank Rate and Daily Simple SOFR shall only apply to the extent provided in Sections 2.02(c)(iv) (solely with respect to the Central Bank Rate), 3.02(a) and 3.02(f)), as applicable. (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Parent Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion or continuation described in Section 2.02(c). In the case of each Borrowing, each Appropriate Lender shall make (or cause its Applicable Lending Office to make) the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 12:00 p.m. (or, in the case of Base Rate Loans, 1:00 p.m.), New York City time on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is a Credit Extension on the Effective Date, Section 4.01), the Administrative Agent shall, on the borrowing date specified in such Committed Loan

-68- Notice, make all funds so received available to the Borrowers in like funds as received by the Administrative Agent to an account of the applicable Borrower designated by the Parent Borrower in such Committed Loan Notice; provided that Base Rate Loans made to finance the reimbursement of a drawing under a Letter of Credit as contemplated by Section 2.03(c)(i) shall be remitted by the Administrative Agent to the applicable L/C Issuer. (c) Each Borrowing initially shall be of the Type and Available Currency specified in the applicable Committed Loan Notice and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Committed Loan Notice. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this clause (c). The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (i) To make an election pursuant to this clause (c), the Borrower shall notify the Administrative Agent of such election by the time that a Committed Loan Notice would be required under Section 2.02(a) if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be signed by a Responsible Officer of the Borrower; provided that, if such Interest Election Request is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent. (ii) Each Interest Election Request shall specify the following information in compliance with this Section 2.02: (A) the Available Currency and principal amount of Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (B) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (C) whether the resulting Borrowing is to be a Base Rate Borrowing (in the case of Borrowings denominated in Dollars) or a Term Benchmark Borrowing or an RFR Borrowing; and (D) if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (iii) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

-69- (iv) If the Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Revolving Credit Borrowing in Dollars prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be deemed to have an Interest Period that is one month. If the Borrower fails to deliver a timely and complete Interest Election Request with respect to a Term Benchmark Borrowing in an Alternative Currency prior to the end of the Interest Period therefor, then, unless such Term Benchmark Borrowing is repaid as provided herein, the Borrower shall be deemed to have selected that such Term Benchmark Borrowing shall automatically be continued as a Term Benchmark Borrowing in its original Available Currency with an Interest Period of one month at the end of such Interest Period. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Revolving Credit Borrowing may be converted to or continued as a Term Benchmark Borrowing or an RFR Borrowing and (ii) unless repaid, (x) (A) each Term Benchmark Borrowing denominated in Dollars shall be converted to a Base Rate Borrowing at the end of the Interest Period applicable thereto and (B) each RFR Borrowing denominated in Dollars shall be converted to a Base Rate Borrowing on the last day of the calendar month and (y) each Term Benchmark Borrowing and each RFR Borrowing, in each case denominated in an Alternative Currency shall bear interest at the Central Bank Rate for the applicable Available Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Available Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Available Currency other than Dollars shall either be (A) converted to a Base Rate Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) at the end of the Interest Period, as applicable, therefor or (B) prepaid at the end of the applicable Interest Period, as applicable, in full; provided that if no election is made by the Borrower by the earlier of (x) the date that is three Business Days after receipt by the Borrower of such notice and (y) the last day of the current Interest Period for the applicable Term Benchmark Loan, the Borrower shall be deemed to have elected clause (A) above. (d) The Administrative Agent shall promptly notify the Parent Borrower and the Lenders of the interest rate applicable to any Interest Period for Term SOFR Loans and Alternative Revolver Currency Term Rate Loans upon determination of such interest rate. The determination of Term SOFR and the Alternative Revolver Currency Term Rate by the Administrative Agent shall be conclusive in the absence of manifest error. (e) Anything in clauses (a) through (d) above to the contrary notwithstanding, after giving effect to all Revolving Credit Borrowings and Term Borrowings, all conversions of Revolving Credit Loans and Term Loans from one Type to the other, and all continuations of Revolving Credit Loans and Term Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect at any time for all Borrowings of Term SOFR Loans and Alternative Revolver Currency Loans. (f) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing, or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon, New York City time, on the date of such Borrowing, that such Lender will not make available to the Administrative Agent such Lender’s Applicable Percentage of such Borrowing, the Administrative Agent may assume that such Lender has made such Applicable Percentage available to the Administrative Agent on the date of such Borrowing in accordance with clause (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrowers severally

-70- agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent at (a) in the case of the Borrowers, the interest rate applicable at the time to the Loans comprising such Borrowing and (b) in the case of such Lender, the greater of the applicable Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. If the Borrowers and such Lender shall both pay all or any portion of the principal amount in respect of such Borrowing or interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such Borrowing or interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent. (g) If the maturity date shall have occurred in respect of any Class of Revolving Credit Commitments at a time when another Class or Classes of Revolving Credit Commitments is or are in effect with a longer maturity date, then on the earliest occurring maturity date all then-outstanding Revolving Credit Loans shall be repaid in full on such date (and there shall be no adjustment to the participations in such Revolving Credit Loans as a result of the occurrence of such maturity date); provided, however, that if on the occurrence of such earliest maturity date (after giving effect to any repayments of Revolving Credit Loans and any reallocation of Letter of Credit participations as contemplated in Section 2.03(k)), there shall exist sufficient unutilized Extended Revolving Credit Commitments so that the respective outstanding Revolving Credit Loans could be incurred pursuant the Extended Revolving Credit Commitments which will remain in effect after the occurrence of such maturity date, then there shall be an automatic adjustment on such date of the participations in such Revolving Credit Loans and same shall be deemed to have been incurred solely pursuant to the relevant Extended Revolving Credit Commitments, and such Revolving Credit Loans shall not be so required to be repaid in full on such earliest maturity date. Section 2.03. Letters of Credit. (a) The Letter of Credit Commitments. (i) Subject to the terms and conditions set forth herein, (1) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (x) from time to time on any Business Day during the period from the Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit in Dollars or in one or more Alternative L/C Currencies for the account of the Borrowers (provided that any Letter of Credit may be for the benefit of any Restricted Subsidiary of the Parent Borrower) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (y) to honor drafts under the Letters of Credit and (2) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to, or amend, any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if after giving effect to such L/C Credit Extension or amendment, (x) the Revolving Credit Exposure of any Lender would exceed such Lender’s Revolving Credit Commitment, (y) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit, (z) the Outstanding Amount of Letters of Credit issued by such L/C Issuer would exceed its L/C Commitment or (aa) the Outstanding Amount of Letters of Credit issued by such L/C Issuer, when aggregated with the Revolving Credit Exposure of such L/C Issuer (other than Revolving Credit Exposure attributable to Letters of Credit issued and made by such L/C Issuer) would exceed the L/C Issuer’s Revolving Credit Commitment; provided, further, that each L/C Issuer shall have a Commitment herein proportionate to its Revolving Credit Commitment.

-71- Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. It is hereby acknowledged and agreed that each of the letters of credit described in Schedule 2.03(a) (the “Existing Letters of Credit”) shall constitute a “Letter of Credit” for all purposes of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, no L/C Issuer shall be required to issue commercial or trade Letters of Credit without its consent. (ii) An L/C Issuer shall be under no obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date (for which such L/C Issuer is not otherwise compensated hereunder); (B) subject to Section 2.03(b)(iv), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless (i) the Required Lenders and (ii) the relevant L/C Issuer have approved such expiry date; (C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless (i) all the Revolving Credit Lenders and (ii) the relevant L/C Issuer have approved such expiry date, except to the extent such Letter of Credit is Cash Collateralized in accordance with Section 2.03(f) or otherwise backstopped pursuant to arrangement reasonably satisfactory to the relevant L/C Issuer; (D) the issuance of such Letter of Credit would violate any Laws binding upon such L/C Issuer or one or more policies of such L/C Issuer applicable to letters of credit generally; (E) the Letter of Credit is to be denominated in a currency other than Dollars or an Alternative L/C Currency, unless otherwise agreed by such L/C Issuer and the Administrative Agent; (F) such L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency; (G) any Lender is at that time a Defaulting Lender, unless after giving effect to the requested issuance the requirements of Section 2.16(e) have been satisfied; or (H) the issuance of such Letter of Credit would result in there being more than a total of twenty (20) Letters of Credit outstanding at the time of such issuance.

-72- (iii) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (b) Procedures for Issuance and Amendment of Letters of Credit; Auto Renewal Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrowers delivered to an L/C Issuer (with a copy to the Administrative Agent, along with a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the applicable Borrower, relating to such Letter of Credit) by hand delivery or telecopy (or transmit by electronic communication, including an Approved Borrower Portal, if arrangements for doing so have been approved by the respective L/C Issuer) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Parent Borrower. Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 1:00 p.m. at least three (3) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer: (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount and currency thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (g) such other matters as the relevant L/C Issuer may reasonably request. (ii) In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request. (iii) Unless the relevant L/C Issuer has received written notice from the Administrative Agent or any Loan Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not have been satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrowers (and, if requested, on behalf of a Subsidiary) or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Percentage times the amount of such Letter of Credit. (iv) If the Borrowers so request in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the relevant L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve- month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise

-73- directed by the relevant L/C Issuer, the Borrowers shall not be required to make a specific request to the relevant L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such renewal if (A) the relevant L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.03(a)(ii) or otherwise), or (B) it has received notice (which may be by telephone, followed promptly in writing, or in writing) on or before the day that is five (5) Business Days before the Nonrenewal Notice Date from the Administrative Agent or the Borrowers that one or more of the applicable conditions specified in Section 4.02 is not then satisfied. (v) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant L/C Issuer will also deliver to the Borrowers and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Borrowers and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative L/C Currency, the Borrowers shall reimburse the relevant L/C Issuer in Dollars in an amount equal to the Dollar Equivalent of the amount of such drawing under such Letter of Credit. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative L/C Currency, the relevant L/C Issuer shall notify the Borrowers of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. On the date that any L/C Issuer makes any payment under a Letter of Credit (each such date, an “Honor Date”), the Borrowers shall reimburse such L/C Issuer through the Administrative Agent by 12:00 noon on such Honor Date, if the Borrowers shall have received notice of such payment prior to 10:00 a.m., New York City time, on such Honor Date, or, if such notice has not been received by such time, by 12:00 noon, on the Business Day immediately following the Honor Date. If the Borrowers fail to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative L/C Currency) (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Applicable Percentage thereof. In such event, the Borrowers shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans but subject to the amount of the unutilized portion of the Revolving Credit Commitments of the Appropriate Lenders, and subject to the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice); provided that any drawing under a Letter of Credit that is not reimbursed on the date of drawing shall accrue interest from the date of drawing at the rate applicable to Revolving Credit Loans that are Base Rate Loans subject to the provisions set forth below. Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

-74- (ii) Each Revolving Credit Lender (including any such Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar denominated payments in an amount equal to its Applicable Percentage of any Unreimbursed Amount in respect of a Letter of Credit not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the relevant L/C Issuer. (iii) With respect to any Unreimbursed Amount in respect of a Letter of Credit that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the relevant L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the relevant L/C Issuer. (v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrowers or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans (but not L/C Advances) pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrowers of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrowers to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the relevant L/C Issuer submitted to

-75- any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent demonstrable error. (vii) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with this Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to each Revolving Credit Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent. (viii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (d) Obligations Absolute. The obligation of the Borrowers to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto; (ii) the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

-76- (v) any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of any Loan Party in respect of such Letter of Credit; (vi) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative L/C Currency to the Parent Borrower or any of its Subsidiaries or in the relevant currency markets generally; or (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party; provided that the foregoing shall not excuse any L/C Issuer from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are waived by the Borrowers to the extent permitted by applicable Law) suffered by the Borrowers that are caused by such L/C Issuer’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment) when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. (e) Role of L/C Issuers. Each Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment); or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrowers’ pursuing such rights and remedies as they may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 2.03(d); provided that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit (in each case, as determined by the final and non-appealable judgment of a court of competent jurisdiction). In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. (f) Cash Collateral. (i) If any Event of Default occurs and is continuing and the Administrative Agent or the Required Lenders, as applicable, require the Borrowers to Cash Collateralize the L/C

-77- Obligations pursuant to Section 8.02(c) occurs and is continuing, (ii) an Event of Default set forth under Section 8.01(f) or (g) occurs and is continuing, or (iii) a circumstance described in Sections 2.03(a)(ii)(C) or 2.03(k) occurs, then the Borrowers shall Cash Collateralize, in the case of the preceding clauses (i) and (ii), the then Outstanding Amount of all L/C Obligations or, in the case of the preceding clause (iii), the then Outstanding Amount of the applicable Letter of Credit (in an amount equal to 103% of such Outstanding Amount determined as of such date), and shall do so not later than (x) in the case of the immediately preceding clause (i), (1) the Business Day that the Borrowers receive notice demanding the deposit of such Cash Collateral, if such notice is received on such day prior to 5:00 p.m., or (2) if clause (1) above does not apply, 2:00 p.m. on the Business Day immediately following the day that the Borrowers receive such notice, (y) in the case of the immediately preceding clause (ii), the Business Day on which an Event of Default set forth under Section 8.01(f) or (g) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day, in either case, by 1:00 p.m. on such day and (z) in the case of the immediately preceding clause (iii) the Letter of Credit Expiration Date . For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Revolving Credit Lenders, as collateral for the L/C Obligations, cash or deposit account balances in an amount equal to the then Outstanding Amount of all L/C Obligations (determined as of the date of such Event of Default), (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Revolving Credit Lenders). Derivatives of such term have corresponding meanings. The Borrowers hereby grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in accounts satisfactory to the Administrative Agent in the name of the Administrative Agent and for the benefit of the Secured Parties and may be invested in readily available Cash Equivalents at its sole discretion. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent (on behalf of the Secured Parties) or that the total amount of such funds is less than 103% of the aggregate Outstanding Amount of all L/C Obligations, the Borrowers will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the deposit accounts satisfactory to the Administrative Agent as aforesaid, an amount equal to the excess of (a) 103% of such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer. To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations plus costs incidental thereto and so long as no other Event of Default has occurred and is continuing, the excess shall be refunded to the Borrowers. If such Event of Default is cured or waived and no other Event of Default is then occurring and continuing, the amount of any Cash Collateral and accrued interest thereon shall be refunded to the Borrowers. (g) Letter of Credit Fees. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Percentage a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the product of (i) Applicable Rate for Letter of Credit fees and (ii) the Dollar Equivalent of the daily maximum amount then available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.11. Such letter of credit fees shall be computed on a quarterly basis in arrears. Such letter of credit fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth day following such last day, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall

-78- be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (h) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Borrowers shall pay directly to each L/C Issuer for its own account a fronting fee (a “Fronting Fee”) with respect to each Letter of Credit issued by it equal to 0.125% per annum of the Dollar Equivalent of the daily maximum amount then available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.11. Such fronting fees shall be computed on a quarterly basis in arrears. Such fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth day following such last day, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrowers shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable. (i) Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in any Letter of Credit Application, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control. (j) Addition of an L/C Issuer. A Revolving Credit Lender (or any of its Subsidiaries or affiliates) may become an additional L/C Issuer hereunder pursuant to a written agreement among the Borrowers, the Administrative Agent and such Revolving Credit Lender, which such written agreement shall also provide that the commitment of such additional L/C Issuer to issue Letters of Credit shall not exceed at any time the amount set forth in such written agreement. The Administrative Agent shall notify the Revolving Credit Lenders of any such additional L/C Issuer. (k) Provisions Related to Extended Revolving Credit Commitments. If the maturity date in respect of any Class of Revolving Credit Commitments occurs prior to the expiration of any Letter of Credit, then (i) if one or more other Classes of Revolving Credit Commitments in respect of which the maturity date shall not have occurred are then in effect, such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Credit Lenders to purchase participations therein and to make Revolving Credit Loans and payments in respect thereof pursuant to Section 2.03(c)) under (and ratably participated in by Lenders pursuant to) the Revolving Credit Commitments in respect of such non-terminating Classes up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Revolving Credit Commitments thereunder at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to the immediately preceding clause (i), the Borrowers shall Cash Collateralize any such Letter of Credit in accordance with Section 2.03(f). If, for any reason, such Cash Collateral is not provided or the reallocation does not occur, the Revolving Credit Lenders under the maturing Class shall continue to be responsible for their participating interests in the Letters of Credit. Except to the extent of reallocations of participations pursuant to clause (i) of the second preceding sentence, the occurrence of a maturity date with respect to a given Class of Revolving Credit Commitments shall have no effect upon (and shall not diminish) the percentage participations of the Revolving Credit Lenders in any Letter of Credit issued before such maturity date. Commencing with the maturity date of any Class of Revolving Credit Commitments, the sublimit for Letters of Credit shall be agreed with the Lenders under the extended Classes. For the avoidance of doubt, notwithstanding anything contained herein, the commitment of any L/C Issuer to act in its capacity as such cannot be extended beyond the Maturity Date

-79- for the Revolving Credit Facility (as such Maturity Date is in effect at the Effective Date) or increased without its prior written consent. (l) Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, the applicable L/C Issuer shall not be responsible to the Borrowers for, and the applicable L/C Issuer’s rights and remedies against the Borrowers shall not be impaired by, any action or inaction of the applicable L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the applicable L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (m) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrowers (i) shall reimburse, indemnify and compensate the applicable L/C Issuer hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Borrowers and (ii) irrevocably waive any and all defenses that might otherwise be available to any of them as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrowers hereby acknowledge that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrowers, and that the Borrowers’ business derives substantial benefits from the businesses of such Subsidiaries. Section 2.04. [Reserved]. Section 2.05. Prepayments. (a) Optional Prepayments. The Borrowers may, upon written notice to the Administrative Agent by the Parent Borrower, at any time or from time to time voluntarily prepay any Borrowing of any Class in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than (A) 11:00 a.m., New York City time, three (3) Business Days prior to any date of prepayment of Term SOFR Loans, (B) 11.00 a.m., New York City time, five (5) Business Days prior to any date of prepayment of RFR Loans denominated in Dollars, (C) 12:00 p.m., New York City time, three (3) Business Days prior to any date of prepayment of a Term Benchmark Borrowing denominated in Euros, (D) 11:00 a.m., New York City time, five (5) Business Days prior to any date of prepayment of an RFR Borrowing denominated in Sterling, and (E) 11:00 a.m., New York City time, one (1) Business Day prior to the date of prepayment of Base Rate Loans, (2) any prepayment of Term SOFR Loans or Alternative Revolver Currency Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof or, in each case, the entire principal amount thereof then outstanding and (3) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that a notice of optional prepayment may state that such notice is conditional upon the effectiveness of other credit facilities

-80- or the receipt of the proceeds from the issuance of other indebtedness or the occurrence of some other identifiable event or condition, in which case such notice of prepayment may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Any prepayment of a Term SOFR Loan or an Alternative Revolver Currency Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.04. Each prepayment of the Loans pursuant to this Section 2.05(a) shall be applied to the installments thereof as directed by the Borrowers (it being understood and agreed that if the Borrowers do not so direct at the time of such prepayment, such prepayment shall be applied against the scheduled repayments, if applicable, of Term Loans of the relevant Class under Section 2.07 in direct order of maturity) and shall be paid to the Appropriate Lenders in accordance with their respective Applicable Percentages. (b) Mandatory Prepayments. If at any time, the Revolving Credit Exposure (excluding the face amount of any Letters of Credit that are Cash Collateralized or back-stopped to the reasonable satisfaction of the Administrative Agent) exceeds the Revolving Credit Commitments, the Borrowers shall within one (1) Business Day, upon notification of the Administrative Agent, prepay (or Cash Collateralize, in the amount required by Section 2.03(f), in the case of Letters of Credit) the other Loans and Letters of Credit then outstanding in an amount equal to such excess; provided that nothing in this clause (b) shall reduce the Revolving Credit Commitments. (c) Interest, Funding Losses, Etc. All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon (other than prepayments of Base Rate Revolving Credit Loans that are not made in connection with the termination or permanent reduction of the Revolving Credit Commitments), together with, in the case of any such prepayment of a Loan other than a Base Rate Loan on a date prior to the last day of the Interest Period, relevant interest payment date or payment period, as applicable, for such Loan, if applicable (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), any amounts owing in respect of such Loan pursuant to Section 3.04. Section 2.06. Termination or Reduction of Commitments. (a) Optional. The Borrowers may, upon written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class; provided that (i) any such notice shall be received by the Administrative Agent three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $1,000,000 or any whole multiple of $100,000 in excess thereof, (iii) the Borrowers shall not terminate or reduce the Revolving Credit Commitments of any Class if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings of such Class would exceed the aggregate Revolving Credit Commitments of such Class and (iv) if, after giving effect to any reduction of the Commitments, the Letter of Credit Sublimit exceeds the amount of the Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess. The amount of any such Commitment reduction shall not be applied to the Letter of Credit Sublimit unless otherwise specified by the Borrowers. Each notice delivered by the Borrowers pursuant to this Section 2.06(a) shall be irrevocable; provided that a notice of termination of the Revolving Credit Commitments delivered by the Borrowers may state that such notice is conditioned upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or the occurrence of some other identifiable event or condition, in which case such notice may be revoked by the Borrowers (by notice to the Administrative Agent on or prior to the specified effective date of termination) if such condition is not satisfied. (b) Mandatory. Unless previously terminated, the Revolving Credit Commitments (other than any Extended Revolving Credit Commitments) shall terminate on the applicable Maturity Date. The Extended Revolving Credit Commitments shall terminate on the respective maturity dates applicable thereto.

-81- (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of unused Commitments of any Class under this Section 2.06. Upon any reduction of unused portions of the Letter of Credit Sublimit or the unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Applicable Percentage of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.06). All Commitment Fees accrued until the effective date of any termination of the Revolving Credit Commitments shall be paid on the effective date of such termination. Section 2.07. Repayment of Loans. (a) Incremental Term Loans. In the event any applicable Incremental Term Loans are made, such Incremental Term Loans shall be repaid by the Borrowers in the amounts and on the dates set forth in the definitive documentation with respect thereto and on the applicable Maturity Date thereof. (b) Revolving Credit Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date for the Revolving Credit Facility the aggregate principal amount of all of its Revolving Credit Loans outstanding on such date. Section 2.08. Interest. (a) Subject to the provisions of Section 2.08(b), (i) each Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate; (ii) each Alternative Revolver Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the applicable Alternative Revolver Currency Daily Rate plus the Applicable Rate; (iii) each Alternative Revolver Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the applicable Alternative Revolver Currency Term Rate for each day within such Interest Period plus the Applicable Rate; (iv) each RFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the applicable Daily Simple RFR plus the Applicable Rate; and (v) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate. (b) The Borrowers shall pay interest on past due amounts under this Agreement at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand to the fullest extent permitted by and subject to applicable Laws, including in relation to any required additional agreements. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto, upon termination of the Revolving Credit Commitments and at such other times as may be specified herein; provided that in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. Section 2.09. Fees. In addition to certain fees described in Sections 2.03(g) and (h):

-82- (a) Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Percentage, a commitment fee (the “Commitment Fee”) equal to the amount provided for in the definition of “Applicable Rate” per annum on the actual daily amount by which the aggregate Revolving Credit Commitments exceeds the sum of (A) the Outstanding Amount of Revolving Credit Loans and (B) the Outstanding Amount of L/C Obligations. The Commitment Fee shall accrue at all times from the Effective Date until the Maturity Date for the Revolving Credit Facility, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the fifteenth day following the last day of each March, June, September and December, commencing on the first such date to occur after the Effective Date, and on the date on which the Revolving Credit Commitments terminate. The Commitment Fee shall be calculated quarterly in arrears. (b) Other Fees. The Borrowers shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrowers and the applicable Agent). Section 2.10. Computation of Interest and Fees. All computations of interest for Base Rate Loans (except Base Rate Loans determined by reference to Term SOFR) and for Loans denominated in Sterling shall be made on the basis of a year of 365 days (or 366 days in a leap year, except that interest for Loans denominated in Sterling shall in all cases be computed on the basis of a year of 365 days), and actual days elapsed. All other computations of fees and interest, including Term SOFR Loans and Base Rate Loans determined by reference to Term SOFR, shall be made on the basis of a 360-day year and actual days elapsed or, in the case of interest in respect of Revolving Credit Loans denominated in Alternative Revolver Currencies or fees in respect of Letters of Credit denominated in Alternative L/C Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Section 2.11. Evidence of Indebtedness. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by one or more entries in the Register. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall be conclusive in the absence of demonstrable error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender or its registered assigns, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. Section 2.12. Payments Generally. (a) All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and, except with respect to principal of and interest on Loans denominated in an Alternative Revolver Currency, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in

-83- Dollars and in Same Day Funds not later than 1:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Revolving Credit Loans denominated in an Alternative Revolver Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Revolver Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the Borrowers are prohibited by any Law from making any required payment hereunder in an Alternative Revolver Currency, the Borrowers shall make such payment in Dollars in the Dollar Equivalent of the Alternative Revolver Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Applicable Lending Office. All payments received by the Administrative Agent after (i) 1:00 p.m. New York City time in the case of payments in Dollars, or (ii) the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Revolver Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of Term SOFR Loans or Alternative Revolver Currency Loans, as applicable, to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day. (c) Unless the Borrowers or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrowers or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrowers or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then: (i) if the Borrowers failed to make such payment, then the applicable Lender agrees to pay to the Administrative Agent forthwith on demand the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect, it being understood that nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder; and (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrowers to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Overnight Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s

-84- Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrowers, and the Borrowers shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at the interest rate applicable to such Loan. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder. A notice of the Administrative Agent to any Lender or the Borrowers with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent demonstrable error. (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation. (f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.04. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Applicable Percentage of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender. Section 2.13. Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that (x) if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered

-85- into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon, (y) the provisions of this Section 2.13 shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in L/C Obligations to any assignee or participant and (z) the provisions of this Section 2.13 shall not be construed to apply to any disproportionate payment obtained by a Lender of any Class as a result of the extension by Lenders of the maturity date or expiration date of some but not all Loans or Commitments of that Class or any amendment to the Applicable Rate (or other pricing term, including any fee, discount or premium) and/or any other amendment in respect of Loans or Commitments of Lenders that have consented to any such amendment. The Borrowers agree that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of demonstrable error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Section 2.14. Incremental Credit Extensions. (a) At any time and from time to time, subject to the terms and conditions set forth herein, the Borrowers may, with notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), add (1) one or more tranches of “term a” loans or “term b” loans or increase the amount of any such loans outstanding at such time (any such loans, the “Incremental Term Loans”) and/or (2) one or more increases in the Revolving Credit Commitments of any Class (a “Revolving Credit Commitment Increase”) and/or the establishment of one or more new revolving credit commitments (an “Additional Revolving Credit Commitment” and, together with any Revolving Credit Commitment Increases, the “Incremental Revolving Commitments”; together with the Incremental Term Loans, the “Incremental Facilities”). Notwithstanding anything to contrary herein, the aggregate principal amount of all Incremental Facilities (other than Refinancing Term Loans and Refinancing Revolving Commitments) (determined at the time of incurrence), together with the aggregate principal amount of all Incremental Equivalent Debt, shall not exceed (i) the Unrestricted Incremental Amount, plus (ii) the amount of any voluntary prepayments, repurchases, redemptions or other retirements of the Term Loans or any other Indebtedness secured on a pari passu basis with the Revolving Credit Facility (and, in the case of any revolving facility, to the extent accompanied by a permanent reduction of the relevant commitment) and voluntary permanent reductions of the Revolving Credit Commitments effected after the Effective Date, but excluding (A) any prepayment with the proceeds of substantially concurrent borrowings of new Loans hereunder, (B) any reduction of Revolving Credit Commitments in connection with a substantially concurrent issuance of new revolving commitments hereunder and (C) prepayments with the proceeds of substantially concurrent incurrence of other long-term Indebtedness (other than borrowings under the Revolving Credit Facility and other revolving Indebtedness, in each case without a substantially concurrent permanent commitment reduction) (this clause (ii), the “Voluntary Prepayment Amount”) plus (iii) unlimited additional Incremental Facilities and Incremental Equivalent Debt so long as, after giving Pro Forma Effect thereto and after giving effect to any Permitted Acquisition or permitted Investment

-86- consummated in connection therewith and all other appropriate Pro Forma Adjustments (assuming such Incremental Facilities are fully drawn but excluding the cash proceeds of any such Incremental Facilities or Incremental Equivalent Debt, as the case may be), the Secured Leverage Ratio for the most recently ended Test Period does not exceed 3.25:1.00, it being understood and agreed that Incremental Facilities may be incurred pursuant to this clause (iii) prior to utilization of the Unrestricted Incremental Amount and the Voluntary Prepayment Amount and assuming for purposes of such calculation that the full committed amount of any new Incremental Revolving Commitments and/or any Incremental Equivalent Debt constituting a revolving credit commitment then being incurred shall be treated as outstanding Indebtedness (this clause (iii), the “Incremental Incurrence Test”), and if there is availability under this Incremental Incurrence Test at the time of the incurrence or establishment of such Incremental Facilities, then the Borrowers will be deemed to have elected to use such availability under the Incremental Incurrence Test first; provided that, in the event that any Incremental Facilities or Incremental Equivalent Debt are incurred in reliance on clause (i) above or clause (iii) above, the Secured Leverage Ratio, calculated on a Pro Forma Basis after giving effect to the incurrence of all such Incremental Facilities and Incremental Equivalent Debt so incurred in reliance on clauses (i) and (iii), shall not exceed 3.75:1.00. Each Incremental Facility shall be in an integral multiple of $1,000,000 and be in an aggregate principal amount that is not less than $5,000,000 in case of Incremental Term Loans or $1,000,000 in case of Incremental Revolving Commitments, provided that such amount may be less than the applicable minimum amount if such amount represents all the remaining availability hereunder as set forth above. Each Incremental Facility (i) shall, if guaranteed, be guaranteed solely by the Guarantors that guarantee the other Obligations hereunder and (ii) if secured, will be secured solely by a Lien on the Collateral securing all of the other Obligations hereunder; provided that in the case of any Incremental Facility that is funded into Escrow pursuant to customary escrow arrangements, such Incremental Facility may be secured by the applicable funds and related assets held in Escrow (and the proceeds thereof) until the time of the release from Escrow of such funds. (b) Any Incremental Term Loans (other than Refinancing Term Loans) (i) [reserved], (ii) shall have interest rate margins, fees, tenor and an amortization schedule (subject to clauses (iii) and (iv) below), optional prepayment or redemption terms and other terms as determined by the Borrowers and the lenders thereunder, (iii) any Incremental Term Loan shall not have a final maturity date earlier than the Maturity Date applicable to any then-existing Term Loans or the Revolving Credit Facility (but may have a springing maturity date consistent with the Revolving Credit Facility), (iv) any Incremental Term Loan shall not have a Weighted Average Life to Maturity that is shorter than the Weighted Average Life to Maturity of any then-existing Term Loans or, unless such Incremental Term Loans are customary “term a” loans provided by commercial banks, the Revolving Credit Facility, (v) except to the extent otherwise permitted by this Section 2.14, shall have substantially equivalent terms and conditions as any then-existing Incremental Term Loans or, if not on substantially equivalent terms and conditions as any then-existing Incremental Term Loans, on such terms as are either (x) not materially more restrictive to the Borrowers (as determined by the Parent Borrower in good faith), when taken as a whole, than the terms of the existing Revolving Credit Loans or any then-existing Incremental Term Loans (except for covenants or other provisions applicable only to periods after the Latest Maturity Date as in effect at the time of incurrence of the applicable Incremental Term Loans or which are added for the benefit of the Lenders) or (y) reasonably acceptable to the Administrative Agent, it being understood that no consent shall be required from the Administrative Agent with respect to terms and conditions that are more restrictive than the Revolving Credit Facility or any then-existing Incremental Term Loans that are added for the benefit of the Lenders or to the extent that they apply to periods after the then Latest Maturity Date as in effect at the time of incurrence of such Incremental Facility; provided, that in the case of any Incremental Term Loan where no Incremental Term Loan otherwise then exists, this Agreement shall be amended to include customary provisions for the addition of such Incremental Term Loan, including but not limited to mandatory prepayment, call protection, discounted voluntary prepayment and permitted debt exchange provisions; provided, that upon establishment of any Incremental Facility, Incremental Equivalent Debt or any Ratio

-87- Debt that is in the form of term loans that are secured on a pari passu basis with the Revolving Credit Facility, this Agreement may be amended to include customary “most favored nation” pricing protections. (c) Any Incremental Revolving Commitments (other than Refinancing Revolving Commitments) (i) for purposes of prepayments, shall be treated substantially the same as (and in any event no more favorably than) the Revolving Credit Commitments, (ii) shall have interest rate margins, fees, tenor and (subject to clauses (iii) and (iv)) an amortization schedule and other terms as determined by the Borrowers and the lenders thereunder (provided that (A) in the case of a Revolving Credit Commitment Increase, the maturity date of such Revolving Credit Commitment Increase shall be the same as the Maturity Date applicable to the Revolving Credit Commitments, such Revolving Credit Commitment Increase shall require no scheduled amortization or mandatory commitment reduction prior to the final Maturity Date applicable to the Revolving Credit Commitments and the Revolving Credit Commitment Increase shall be on the exact same terms and pursuant to the exact same documentation applicable to the Revolving Credit Commitments and (B) in the case of an Additional Revolving Credit Commitment, the maturity date of such Additional Revolving Credit Commitment shall be no earlier than the Maturity Date applicable to the Revolving Credit Commitments (but may have a springing maturity date consistent with the Revolving Credit Facility) and such Additional Revolving Credit Commitment shall require no scheduled amortization or mandatory commitment reduction prior to the final Maturity Date of the Revolving Credit Commitments), (iii) any Incremental Revolving Commitments shall not have a final maturity date earlier than the Maturity Date applicable to the Revolving Credit Commitments (but may have a springing maturity date consistent with the Revolving Credit Facility), (iv) any Incremental Revolving Commitments shall not have a Weighted Average Life to Maturity that is shorter than the Weighted Average Life to Maturity of the Revolving Credit Commitments and (v) except to the extent otherwise permitted by this Section 2.14, shall have substantially equivalent terms and conditions as the Revolving Credit Commitments or such terms as are either (x) not materially more restrictive to the Borrowers (as determined by the Parent Borrower in good faith), when taken as a whole, than the terms of the existing Revolving Credit Loans (except for covenants or other provisions applicable only to periods after the final stated maturity of the Revolving Credit Commitments as in effect on the effective date of the applicable Incremental Revolving Commitments or which are added for the benefit of the Lenders) or (y) reasonably satisfactory to the Administrative Agent, it being understood that no consent shall be required from the Administrative Agent for terms and conditions that are more restrictive than the Revolving Credit Commitments to the extent that they apply to periods after the then Latest Maturity Date with respect to the Revolving Credit Facility or are otherwise added for the benefit of the Lenders hereunder. (d) Each notice from the Borrowers pursuant to this Section 2.14 shall set forth the amount and terms of the relevant Incremental Term Loans and/or Incremental Revolving Commitments. Any additional bank, financial institution, existing Lender or other Person that elects to extend Incremental Term Loans or Incremental Revolving Commitments shall be reasonably satisfactory to the Borrowers (any such bank, financial institution, existing Lender or other Person being called an “Additional Lender”) and, if not already a Lender, shall become a Lender under this Agreement pursuant to an amendment (an “Incremental Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, such Additional Lender and, in the case of any Incremental Revolving Commitments, each L/C Issuer (solely to the extent the L/C Issuer’s consent would be required under Section 10.07(b) for an assignment of Revolving Credit Commitments) (such consent not to be unreasonably withheld, conditioned or delayed), and notified to the Administrative Agent (except as otherwise set forth below). No Incremental Facility Amendment shall require the consent of any Person other than Borrower and the Additional Lenders with respect to such Incremental Facility Amendment and, in the case of Incremental Revolving Commitments, the L/C Issuers (solely to the extent the L/C Issuers’ consent would be required under Section 10.07(b) for an assignment of Revolving Credit Commitments) (such consent not to be unreasonably withheld, conditioned or delayed). No Lender shall be obligated to provide any Incremental Term Loans or Incremental Revolving Commitments, unless it so agrees. Commitments in respect of any

-88- Incremental Term Loans or Incremental Revolving Commitments shall become Commitments under this Agreement. An Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent and the Borrowers, to effect the provisions of this Section 2.14; provided, consent of the Administrative Agent to any Incremental Facility Amendment shall be required (i) in the case of any Incremental Revolving Commitments or (ii) to the extent the terms of an Incremental Facility Amendment would directly and adversely amend or modify the rights or duties, or otherwise materially increase the administrative responsibilities, of the Administrative Agent beyond those of the type already required to perform under the Loan Documents (such consent not to be unreasonably withheld, conditioned or delayed). Any Incremental Facility Amendment shall be pursuant to documentation to be mutually agreed among the Borrowers and the Lenders providing such Incremental Facility. (e) The effectiveness of any Incremental Facility Amendment shall, unless otherwise agreed to by the Administrative Agent and the Additional Lenders, be subject to (I) the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that (i) the representations and warranties of each Loan Party set forth in Section 4.02 being true and correct in all material respect (although any representations and warranties which expressly relate to a given date or period shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be) and all references to “such date of such Credit Extension” shall be deemed to refer to the Incremental Facility Closing Date, (ii) no Event of Default shall exist, or would result from such issuance of the Incremental Facility; provided in the case of Incremental Facilities the proceeds of which will be used to finance a Limited Condition Transaction, (1) governed by the laws of the United States, (X) the only representations and warranties that will be required to be true and correct in all material respects as of the applicable Incremental Facility Closing Date shall be the Specified Representations and (Y) no Specified Event of Default shall have occurred and be continuing or occur as a result thereof after giving effect to such Limited Condition Transaction and the funding of such Incremental Facility and (2) governed by laws other than the laws of the United States, only customary “certain funds” conditions for the applicable jurisdiction or as required by the terms of the documentation governing such Limited Condition Transaction will be required to be satisfied) and (II) subject in all respects to Section 1.09(a), after giving effect to such Incremental Facility and the use of proceeds thereof, compliance with Section 7.11 as in effect on the last day of the most recently ended Test Period on a Pro Forma Basis. The proceeds of any Incremental Term Loans will be used for general corporate purposes (including (without limitation) Permitted Acquisitions) and for any other purpose not prohibited hereunder. Upon each increase in the Revolving Credit Commitments under such Revolving Credit Facility pursuant to this Section 2.14, each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Incremental Revolving Commitment (each, an “Incremental Revolving Lender”) in respect of such increase, and each such Incremental Revolving Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Letters of Credit under such Revolving Credit Facility held by each Revolving Credit Lender (including each such Incremental Revolving Lender) under such Revolving Credit Facility will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment. Additionally, if any Revolving Credit Loans are outstanding under a Revolving Credit Facility at the time any Incremental Revolving Commitments are established under such Revolving Credit Facility, the Revolving Credit Lenders immediately after effectiveness of such Incremental Revolving Commitments shall purchase and assign at par such amounts of the Revolving Credit Loans outstanding under such Revolving Credit Facility at such time as the Administrative Agent may require such that each Revolving Credit Lender under such Revolving Credit Facility holds its Applicable Percentage of all Revolving Credit Loans outstanding under such Revolving Credit Facility immediately after giving effect

-89- to all such assignments. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. (f) Any portion of any Incremental Facility incurred other than under the Incremental Incurrence Test may be reclassified at any time, as the Parent Borrower may elect from time to time, as incurred under the Incremental Incurrence Test if the Parent Borrower meets the applicable ratio under the Incremental Incurrence Test at such time on a Pro Forma Basis at any time subsequent to the incurrence of such Incremental Facility (or would have met such ratio, in which case, such reclassification shall be deemed to have automatically occurred if not elected by the Parent Borrower). Section 2.15. Extensions of Revolving Credit Commitments. (a) Notwithstanding anything to the contrary in this Agreement, the Borrowers may from time to time request that all or a portion of the Revolving Credit Commitments of any Class be extended by making one or more offers (each, an “Extension Offer”) to all Lenders of such Class, in each case on a pro rata basis (based on the respective amounts of the Revolving Credit Commitments of such Lenders of the applicable Class) and on the same terms to each such Lender, to extend the maturity date of each such Lender’s Revolving Credit Commitments of the applicable Class and otherwise modify the terms of such Revolving Credit Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of such Revolving Credit Commitments (and related outstandings)) (each, an “Extension” and each group of Revolving Credit Commitments as so extended, and the Revolving Credit Commitments of the applicable Class not so extended shall constitute separate Classes of Revolving Credit Commitments; provided that an Extension may be effected by increasing the amount of any then-existing Class of Extended Revolving Credit Commitments otherwise satisfying the criteria set forth below), so long as the following terms are satisfied: (i) except as to interest rates, fees and final maturity (which shall be determined by the Borrowers and set forth in the relevant Extension Offer), the Revolving Credit Commitment of any Revolving Credit Lender that agrees to an extension with respect to such Revolving Credit Commitment (an “Extending Revolving Credit Lender”) extended pursuant to an Extension (an “Extended Revolving Credit Commitment”), and the related outstandings, shall be a Revolving Credit Commitment (or related outstandings, as the case may be) with the same terms as the applicable Class of Revolving Credit Commitments from which such Extended Revolving Credit Commitment was extended; provided, that other terms of the Extended Revolving Credit Commitments may differ from such applicable Class to the extent such differences do not apply until after the Latest Maturity Date in effect at the time of the applicable Extension Offer; provided, further, that at no time shall there be Revolving Credit Commitments hereunder (including Extended Revolving Credit Commitments and any original Revolving Credit Commitments) which have more than three different maturity dates, (ii) if the aggregate amount of Revolving Credit Commitments of the applicable Class in respect of which Revolving Credit Lenders of such Class shall have accepted the relevant Extension Offer shall exceed the maximum aggregate amount of Revolving Credit Commitments of such Class offered to be extended by the Borrowers pursuant to such Extension Offer, then the Revolving Credit Commitments of such Class of such Revolving Credit Lenders shall be extended ratably up to such maximum amount based on the respective with respect to which such Revolving Credit Lenders have accepted such Extension Offer amounts (but not to exceed, with respect to any such Revolving Credit Lender, the amount of Revolving Credit Commitments of such Revolving Credit Lender with respect to which such Revolving Credit Lender has accepted such Extension Offer), (iii) all documentation in respect of such Extension shall be consistent with the foregoing and (iv) any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrowers. No Lender shall be obligated to extend its Revolving Credit Commitments unless it so agrees.

-90- (b) With respect to all Extensions consummated by the Borrowers pursuant to this Section 2.15, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.05 and (ii) no Extension Offer is required to be in any minimum amount or any minimum increment, provided that the Borrowers may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Borrowers’ sole discretion and may be waived by the Borrowers) of Revolving Credit Commitments of any or all applicable Classes be tendered. Notwithstanding anything to the contrary, this Section 2.15 shall supersede any provisions in Sections 2.05, 2.12, 2.13 or 10.01 to the contrary. (c) No consent of any Lender shall be required to effectuate any Extension, other than (A) the consent of each Lender agreeing to such Extension with respect to one or more of its Revolving Credit Commitments (or a portion thereof) and (B) the consent of each L/C Issuer (which consent shall not be unreasonably withheld, conditioned or delayed); provided that each Extension shall be effected pursuant to an amendment to this Agreement, in form reasonably satisfactory to the Administrative Agent, executed and delivered by the Borrowers, the Administrative Agent and each applicable Extending Revolving Credit Lender; provided further that no such Extension shall become effective unless (x) Lenders constituting the Required Lenders shall have agreed to such Extension and (y) the Borrowers shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall be reasonably requested by the Administrative Agent in connection therewith; provided further that, after receipt of consents from Lenders constituting the Required Lenders hereunder, any Lender that elects not to agree to such Extension (such Lender being, a “Non-Extending Lender”) may be replaced by the Borrowers pursuant to Section 3.06. All Extended Revolving Credit Commitments and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other applicable Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrowers as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section 2.15, including any amendments necessary to establish new Classes in respect of any Extended Revolving Credit Commitments, in each case on terms consistent with this Section 2.15. (d) In connection with any Extension, the Borrowers shall deliver to the Administrative Agent (who shall promptly deliver a copy to each of the Lenders) written notice requesting such Extension at least ten (10) Business Days (or such shorter period as may be agreed by the Administrative Agent) prior to the proposed effectiveness of such Extension and shall agree to such procedures (including, without limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.15. Section 2.16. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) The Commitment Fee shall cease to accrue on any of the Revolving Credit Commitments of such Defaulting Lender pursuant to Section 2.09(a); (b) the Commitment, Outstanding Amount of Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.01); provided that (x) any waiver, amendment or modification of the type described in clause (a), (b) or (c) of the first proviso in Section 10.01 that would apply to the Revolving Credit

-91- Commitments or Obligations owing to such Defaulting Lender or (y) any waiver, amendment or modification (other than as described in the foregoing clause (x) requiring the consent of all Lenders or each affected Lender) which affects such Defaulting Lender disproportionally when compared to other affected Lenders, in each case, shall require the consent of such Defaulting Lender with respect to the effectiveness of such waiver, amendment or modification with respect to the Revolving Credit Commitments or Obligations owing to such Defaulting Lender; (c) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII, or otherwise) or received by the Administrative Agent from the Defaulting Lender in connection with the exercise of any right of setoff, shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any L/C Issuer hereunder; third, to Cash Collateralize any portion of such Defaulting Lender’s L/C Obligations in accordance with this Section; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, to the payment of any amounts owing to the Lenders or L/C Issuers as a result of any judgment of a court of competent jurisdiction obtained by any Lender or L/C Issuer against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; sixth, so long as no Default or Event of Default exists, to the payment of any amounts owing to any Loan Party as a result of any judgment of a court of competent jurisdiction obtained by any Loan Party against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and seventh, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that, if such payment is a payment of the principal amount of any Loans or L/C Advance in respect of which such Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the relevant Loans of, and L/C Obligations owed to, the relevant non-Defaulting Lenders on a pro rata basis prior to being applied in the manner set forth in this clause (c). (d) if any L/C Obligations exist at the time such Lender becomes a Defaulting Lender then: (i) all or any part of the L/C Obligations of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentage but only to the extent that such non-Defaulting Lenders’ Revolving Credit Exposures does not exceed its Revolving Credit Commitments; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall promptly following notice by the Administrative Agent Cash Collateralize for the benefit of the relevant L/C Issuer only the Borrowers’ obligations corresponding to such Defaulting Lender’s L/C Obligations (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.03(f) for so long as such L/C Obligations are outstanding; (iii) if the Borrowers Cash Collateralize any portion of such Defaulting Lender’s L/C Obligations pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.03(h) with respect to such Defaulting Lender’s L/C Obligations during the period such Defaulting Lender’s L/C Obligations are Cash Collateralized; (iv) if the L/C Obligations of the non-Defaulting Lenders are reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.09(a) and 2.03(h) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentage; and

-92- (v) if all or any portion of such Defaulting Lender’s L/C Obligations is neither reallocated nor Cash Collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the L/C Issuers or any other Lender hereunder, all letter of credit fees payable under Section 2.03(h) with respect to such Defaulting Lender’s L/C Obligations shall be payable to the applicable L/C Issuer until and to the extent that such L/C Obligations are reallocated and/or Cash Collateralized; and (e) so long as such Lender is a Defaulting Lender, no L/C Issuer shall be required to issue, amend or increase any Letter of Credit, unless it has received assurances satisfactory to it that non- Defaulting Lenders will cover the related exposure and/or cash collateral will be provided by the Borrowers in accordance with Section 2.16(d), and participating interests in any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.16(d)(i) (and such Defaulting Lender shall not participate therein). In the event that the Administrative Agent, the Borrowers and the L/C Issuers each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the L/C Obligations of the Revolving Credit Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Credit Commitment and on such date such Lender shall purchase at par such of the Revolving Credit Loans of the other Revolving Credit Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Revolving Credit Loans in accordance with its Applicable Percentage; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; provided, further, that, except to the extent otherwise expressly agreed by the affected parties and subject to Section 10.24, no change hereunder from Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. Section 2.17. Parent Borrower as Agent. The Borrowers (other than the Parent Borrower) hereby appoint the Parent Borrower to act as their agent for all purposes under this Agreement (including, without limitation, with respect to all matters related to the borrowing and repayment of Loans) and the other Loan Documents and agree that (a) the Parent Borrower may execute such documents on behalf of the Borrowers as the Parent Borrower deems appropriate in its sole discretion and the Borrowers shall be obligated by all of the terms of any such document executed on their behalf, (b) any notice or communication delivered by the Administrative Agent or any Lender to the Parent Borrower shall be deemed delivered to all Borrowers and (c) the Administrative Agent and the Lenders may accept, and be permitted to rely on, any document, instrument or agreement executed by the Parent Borrower on behalf of the Borrowers. For the avoidance of doubt, each Borrower shall be jointly and severally liable with the other Borrowers for all Obligations hereunder. ARTICLE III TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY Section 3.01. Taxes. (a) All payments by the Borrowers or any Guarantor to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any Taxes unless required by applicable Law. If any applicable withholding agent shall be required by any Laws (as determined in the good faith discretion of the applicable withholding agent) to deduct any Taxes from or in respect of any sum payable under any Loan Document, (i) if such Taxes are Indemnified Taxes, the sum payable by the Borrowers or applicable Guarantor shall be increased as necessary so that after all required deductions have been made (including any such deductions applicable to additional sums payable under

-93- this Section 3.01), the applicable Lender (or, in the case of any amount received by the Administrative Agent for its own account, such Agent) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such applicable withholding agent shall make such deductions, (iii) such applicable withholding agent shall pay the full amount deducted to the relevant Governmental Authority or other authority in accordance with applicable Laws, and (iv) as soon as practicable after the date of such payment by such applicable withholding agent, such applicable withholding agent shall furnish to Borrowers and such Agent or Lender (as the case may be) the original or a facsimile copy of a receipt evidencing payment thereof to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent. (b) In addition, but without duplication of any amounts payable pursuant to Section 3.01(a) or (c), the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, all Other Taxes. (c) Without duplication of any amounts payable pursuant to Section 3.01(a) or Section 3.01(b), the Loan Parties shall jointly and severally indemnify the Administrative Agent and each Lender for (i) the full amount of Indemnified Taxes (including any Indemnified Taxes imposed or asserted by any jurisdiction in respect of amounts payable under this Section 3.01) payable by such Agent and such Lender and (ii) any reasonable expenses arising therefrom or with respect thereto, in each case whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Such Agent or Lender, as the case may be, will provide the Parent Borrower with a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts, which shall be conclusive absent manifest error. Payment under this Section 3.01(c) shall be made within thirty (30) days after the date such Lender or such Agent makes a demand therefor. Notwithstanding anything to the contrary contained in this Section 3.01(c), no Loan Party shall be required to indemnify any Agent or any Lender pursuant to this Section 3.01(c) for any incremental interest, penalties or expenses resulting from the failure of such Agent or Lender to notify the Loan Party of such possible indemnification claim within 180 days after such Agent or Lender receives written notice from the applicable Governmental Authority of the specific tax assessment giving rise to such indemnification claim. (d) If any Lender or Agent determines, in its reasonable discretion exercised in good faith, that it has received a refund in respect of any Indemnified Taxes as to which indemnification or additional amounts have been paid to it by the Borrowers or any Guarantor pursuant to this Section 3.01, it shall promptly remit an amount equal to such refund as soon as practicable after it is determined that such refund pertains to Indemnified Taxes (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers or any Guarantor under this Section 3.01 with respect to the Indemnified Taxes giving rise to such refund plus any interest included in such refund by the relevant Governmental Authority attributable thereto) to the Borrowers, net of all reasonable out-of-pocket expenses (including any Taxes) of the Lender or Agent, as the case may be and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrowers, upon the request of the Lender or Agent, as the case may be, agree promptly to return an amount equal to such refund (plus any applicable interest, additions to tax or penalties) to such party in the event such party is required to repay such refund to the relevant Governmental Authority. Such Lender or Agent, as the case may be, shall, at the Borrowers’ request, provide the Borrowers with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant Governmental Authority (provided that such Lender or Agent may delete any information therein that such Lender or Agent deems confidential). Notwithstanding anything to the contrary in this paragraph (d), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (d) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with

-94- respect to such Tax had never been paid. This paragraph shall not be construed to require the Agent or any Lender to make available its Tax returns (or any other information relating to Taxes which it deems confidential) to any Loan Party or any other person. (e) Each Lender shall, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or (c) with respect to such Lender, if requested by the Borrowers, use commercially reasonable efforts (subject to legal and regulatory restrictions), at Borrowers’ expense, to designate another Applicable Lending Office for any Loan affected by such event or to assign its rights and obligations hereunder to another of its offices or branches; provided that such efforts are made on terms that, in the judgment of such Lender, cause such Lender and its Applicable Lending Office(s) or assignees to suffer no material economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 3.01(e) shall affect or postpone any of the Obligations of the Borrowers or the rights of such Lender pursuant to Section 3.01(a) or (c). (f) Each Lender shall, at such times as are reasonably requested by the Borrowers or the Administrative Agent, provide the Parent Borrower and the Administrative Agent with any documentation prescribed by applicable Law, or reasonably requested by the Borrowers or the Administrative Agent, certifying as to any entitlement of such Lender to an exemption from, or reduction in, any withholding Tax with respect to any payments to be made to such Lender under any Loan Document. Each such Lender shall, whenever a lapse in time or change in circumstances renders such documentation (including any documentation specifically referenced below) expired, obsolete or inaccurate in any respect, deliver promptly to the Borrowers and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the applicable withholding agent) or promptly notify the Parent Borrower and the Administrative Agent in writing of its ineligibility to do so. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in subsections (i), (ii), and (iii) of this Section 3.01(f) except such documentation set forth in Section 3.01(f)(ii)(E)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the generality of the foregoing: (i) Each Lender that is a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Parent Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter when required by Law or upon the reasonable request of the Borrowers or the Administrative Agent) two properly completed and duly signed copies of Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding; (ii) Each Lender that is not a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Parent Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter when required by Law or upon the reasonable request of the Borrowers or the Administrative Agent) whichever of the following is applicable: (A) (1) in the case of a Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments

-95- under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty, (B) two duly completed copies of Internal Revenue Service Form W-8ECI (or any successor forms), (C) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or 881(c) or the Code, (x) a certificate, in substantially the form of Exhibit H (any such certificate a “United States Tax Compliance Certificate”), to the effect that such Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that no payments under the Loan Documents are effectively connected with such Lender’s conduct of a U.S. trade or business, and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable (or any successor forms), (D) to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership or a participating Lender), Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by a Form W-8ECI, W-8BEN or W- 8BEN-E, as applicable (or any successor forms), United States Tax Compliance Certificate, Form W-9, Form W-8IMY (or other successor forms) or any other required information from each beneficial owner, as applicable (provided that, if the Lender is a partnership and not a participating Lender, and one or more direct or indirect partners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Lender on behalf of such direct or indirect partner(s)), or (E) two duly completed copies of any other documentation prescribed by applicable U.S. federal income Tax Laws (including the Treasury regulations) as a basis for claiming a complete exemption from, or a reduction in, U.S. federal withholding Tax on any payments to such Lender under the Loan Documents. (iii) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by applicable Law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471 (b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their FATCA obligations, to determine whether such Lender has or has not complied with such Lender’s FATCA obligations and to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this Section 3.01(f)(iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Notwithstanding any other provision of this Section 3.01(f), a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver.

-96- Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 3.01(f). (g) The Administrative Agent shall provide the Parent Borrower with two duly completed copies of, if it is a “United States person” (as defined in Section 7701(a)(30) of the Code), Internal Revenue Service Form W-9 certifying that it is exempt from U.S. federal backup withholding, and, if it is not a “United States person,” (1) Internal Revenue Service Form W-8ECI with respect to payments to be received by it as a beneficial owner and (2) Internal Revenue Service Form W-8IMY (together with required accompanying documentation) with respect to payments to be received by it on behalf of the Lenders, and shall update such forms periodically upon the reasonable request of the Borrowers. Notwithstanding any other provision of this Section 3.01(g), the Administrative Agent shall not be required to deliver any documentation that such Administrative Agent is not legally eligible to deliver. (h) For the avoidance of doubt, the term “Lender” shall, for purposes of this Section 3.01, include any L/C Issuer and “applicable Law” includes FATCA. (i) Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 3.02. Inability to Determine Rates. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 3.02, if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Term SOFR or the Alternative Revolver Currency Term Rate (including because the Term SOFR Screen Rate or the EURIBOR Screen Rate as applicable, is not available or published on a current basis), for the applicable Available Currency and such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Daily Simple RFR for the applicable Available Currency; or (ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Term SOFR or the Alternative Revolver Currency Term Rate for the applicable Alternative Revolver Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for the applicable Available Currency and such Interest Period or (B) at any time, the applicable Daily Simple RFR for the applicable Available Currency will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for the applicable Available Currency; then the Administrative Agent shall give notice thereof to the Parent Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Parent Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.02(c) or a new Committed Loan Notice in accordance with the terms of Section 2.02(a), (A) for Loans denominated in Dollars, (1) any Interest Election Request that requests the conversion of any

-97- Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Committed Loan Notice that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Committed Loan Notice, as applicable, for (x) an RFR Borrowing denominated in Dollars so long as the Daily Simple SOFR for Dollar Borrowings is not also the subject of Section 3.02(a)(i) or (ii) above or (y) a Base Rate Borrowing if the Daily Simple SOFR for Dollar Borrowings also is the subject of Section 3.02(a)(i) or (ii) above and (2) any Committed Loan Notice that requests an RFR Borrowing shall instead be deemed to be a Committed Loan Notice, as applicable, for a Base Rate Borrowing and (B) for Loans denominated in an Alternative Revolver Currency, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Committed Loan Notice that requests a Term Benchmark Borrowing or an RFR Borrowing, in each case, for the relevant Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan in any Available Currency is outstanding on the date of the Parent Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 3.02(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.02(c) or a new Committed Loan Notice in accordance with the terms of Section 2.02(a), (A) for Loans denominated in Dollars, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Daily Simple SOFR for Dollar Borrowings is not also the subject of Section 3.02(a)(i) or (ii) above or (y) a Base Rate Loan if the Daily Simple SOFR for Dollar Borrowings also is the subject of Section 3.02(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute a Base Rate Loan and (B) for Loans denominated in an Alternative Revolver Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan bear interest at the Central Bank Rate for the applicable Alternative Revolver Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Revolver Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Alternative Revolver Currency shall, at the Borrower’s election prior to such day: (A) be prepaid by the Borrower on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Alternative Revolver Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Alternative Revolver Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Revolver Currency cannot be determined, any outstanding affected RFR Loans denominated in any Alternative Revolver Currency, at the Borrower’s election, shall either (A) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Revolver Currency) immediately or (B) be prepaid in full immediately. (b) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement”

-98- with respect to Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” with respect to any Available Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each Class. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.02, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.02. (e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR or EURIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for (i) a Term Benchmark Borrowing, conversion to or continuation of Term Benchmark Loans to be made, converted or continued or (ii) a RFR Borrowing or conversion to RFR Loans, during any Benchmark Unavailability Period and, failing that,

-99- either (x) the Borrower will be deemed to have converted any request for (1) a Term Benchmark Borrowing or RFR Borrowing, as applicable, denominated in Dollars into a request for a Borrowing of or conversion to (A) solely with respect to any such request for a Term Benchmark Borrowing, an RFR Borrowing denominated in Dollars so long as the Daily Simple SOFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (B) a Base Rate Borrowing if the Daily Simple SOFR for Dollar Borrowings is the subject of a Benchmark Transition Event or (y) any request relating to a Term Benchmark Borrowing or RFR Borrowing denominated in an Alternative Revolver Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. Furthermore, if any Term Benchmark Loan or RFR Loan in any Available Currency is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Available Currency is implemented pursuant to this Section 3.02, (A) for Loans denominated in Dollars (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Daily Simple SOFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (y) a Base Rate Loan if the Daily Simple SOFR for Dollar Borrowings is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute a Base Rate Loan and (B) for Loans denominated in an Alternative Revolver Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan bear interest at the Central Bank Rate for the applicable Alternative Revolver Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Revolver Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Alternative Revolver Currency shall, at the Borrower’s election prior to such day: (A) be prepaid by the Borrower on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Alternative Revolver Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Alternative Revolver Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Revolver Currency cannot be determined, any outstanding affected RFR Loans denominated in any Alternative Revolver Currency, at the Borrower’s election, shall either (A) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Revolver Currency) immediately or (B) be prepaid in full immediately. Section 3.03. Increased Cost and Reduced Return; Capital Adequacy. (a) If any Lender or L/C Issuer determines that as a result of any Change in Law, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Loan or issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender or L/C Issuer in connection with any of the foregoing (excluding for purposes of this Section 3.03(a) any such increased costs or reduction in amount resulting from (i) Indemnified Taxes or Other Taxes, (ii) Excluded Taxes or (iii) reserve requirements contemplated by Section 3.03(c)), then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.05), the Parent Borrower shall pay to such Lender or L/C Issuer such additional amounts as will compensate such Lender or L/C Issuer for such increased cost or reduction; provided that in the case of any Change in Law only applicable as a result of the proviso set forth in the

-100- definition thereof, such Lender will only be compensated for such amounts that would have otherwise been imposed under the applicable increased cost provisions and only to the extent the applicable Lender certifies that it is its general policy or practice to impose such charges on other similarly situated borrowers under comparable syndicated credit facilities. (b) If any Lender or L/C Issuer determines that as a result of any Change in Law regarding capital adequacy or liquidity requirements or any change therein or in the interpretation thereof, in each case after the date hereof, or compliance by such Lender (or its Applicable Lending Office) or L/C Issuer therewith, has the effect of reducing the rate of return on the capital of such Lender or L/C Issuer or any corporation controlling such Lender or L/C Issuer as a consequence of such Lender’s or L/C Issuer’s obligations hereunder (taking into consideration its policies with respect to capital adequacy or liquidity requirements and such Lender’s or L/C Issuer’s desired return on capital), then from time to time upon demand of such Lender or L/C Issuer setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.05), the Borrowers shall pay to such Lender or L/C Issuer such additional amounts as will compensate such Lender or L/C Issuer for such reduction within fifteen (15) days after receipt of such demand. (c) A certificate of a Lender or L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or L/C Issuer or its holding company in reasonable detail, as the case may be, as specified in paragraph (a) or (b) of this Section 3.03 delivered to the Parent Borrower shall be conclusive absent manifest error. (d) Subject to Section 3.05(b), failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.03 shall not constitute a waiver of such Lender’s right to demand such compensation. (e) If any Lender requests compensation under this Section 3.03, then such Lender will, if requested by the Borrowers, use commercially reasonable efforts to designate another Applicable Lending Office for any Loan or Letter of Credit affected by such event or to assign its rights and obligations hereunder to another of its offices or branches; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Applicable Lending Office(s) or assignee to suffer no material economic, legal or regulatory disadvantage; and provided further that nothing in this Section 3.03(e) shall affect or postpone any of the Obligations of the Borrowers or the rights of such Lender pursuant to Section 3.03(a), (b), (c) or (d). Section 3.04. Funding Losses. Promptly following written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Parent Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense (excluding loss of anticipated profits) actually incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of any Interest Period, relevant interest payment date or payment period, as applicable, for such Loan, if applicable (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise); (b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Parent Borrower;

-101- (c) any assignment of a Term SOFR Loan or Alternative Revolver Currency Term Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Parent Borrower pursuant to Section 3.06; or (d) any failure by the Borrowers to make payment of any Revolving Credit Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency than Dollars; including any foreign exchange loss and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. Section 3.05. Matters Applicable to All Requests for Compensation. (a) Any Agent or any Lender claiming compensation under this Article III shall deliver a certificate to the Borrowers setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of demonstrable error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods. (b) With respect to any Lender’s claim for compensation under Section 3.02, Section 3.03, or Section 3.04 the Borrowers shall not be required to compensate such Lender for any amount incurred more than one hundred eighty (180) days prior to the date that such Lender notifies the Borrowers of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrowers under Section 3.03, the Borrowers may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue Term SOFR Loans or Alternative Revolver Currency Loans from one Interest Period to another, or to convert Base Rate Loans into Term SOFR Loans or Alternative Revolver Currency Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.05(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. (c) If the obligation of any Lender to make or continue any Term SOFR Loan or Alternative Revolver Currency Loan from one Interest Period to another, or to convert Base Rate Loans into Term SOFR Loans or Alternative Revolver Currency Loans shall, to the extent denominated in Dollars, be suspended pursuant to Section 3.05(b) hereof, such Lender’s Term SOFR Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Term SOFR Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.02, Section 3.03 or Section 3.04 hereof that gave rise to such conversion no longer exist: (i) to the extent that such Lender’s Term SOFR Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Term SOFR Loans shall be applied instead to its Base Rate Loans; and (ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as Term SOFR Loans, to the extent denominated in Dollars, shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into Term SOFR Loans or Alternative Revolver Currency Loans shall remain as Base Rate Loans.

-102- (d) If any Lender gives notice to the Borrowers (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, Section 3.03 or Section 3.04 hereof that gave rise to the conversion of such Lender’s Term SOFR Loans denominated in Dollars pursuant to this Section 3.05 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Term SOFR Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted to Term SOFR Loans, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Term SOFR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Term SOFR Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective principal amount of Commitments. Section 3.06. Replacement of Lenders under Certain Circumstances. (a) If at any time (i) any Lender requests reimbursement for amounts owing pursuant to Section 3.01 or Section 3.03 as a result of any condition described in such Sections and Lender has declined or is unable to designate a different Applicable Lending Office in accordance with Section 3.01(e) or any Lender ceases to make Term SOFR Loans as a result of any condition described in Section 3.02 or Section 3.03, (ii) any Lender becomes a Defaulting Lender, (iii) any Lender becomes a Non-Consenting Lender or (iv) any Lender becomes a Non-Extending Lender, then the Borrowers may, on prior written notice to the Administrative Agent and such Lender, replace such Lender by requiring such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (with the assignment fee to be paid by the Borrowers in such instance) all of its rights and obligations under this Agreement (or, with respect to clause (iii) and clause (iv) above, all of its rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver or amendment) to one or more Eligible Assignees (provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrowers to find a replacement Lender or other such Person; and provided, further, that (A) in the case of any such assignment resulting from a claim for compensation under Section 3.03 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and (B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender or a Non-Extending Lender, the applicable Eligible Assignees shall have agreed to the applicable departure, waiver or amendment of the Loan Documents). (b) Any Lender being replaced pursuant to Section 3.06(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans and participations in L/C Obligations, as applicable (provided that the failure of any such Lender to execute an Assignment and Assumption shall not render such assignment invalid and such assignment shall be recorded in the Register) and (ii) deliver Notes, if any, evidencing such Loans to the Borrowers or Administrative Agent. Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitments and outstanding Loans and participations in L/C Obligations, as applicable, (B) all obligations of the Loan Parties owing to the assigning Lender relating to the Loan Documents and participations so assigned shall be paid in full by the assignee Lender or the Loan Parties (as applicable) to such assigning Lender concurrently with such assignment and assumption, any amounts owing to the assigning Lender (other than a Defaulting Lender) under Section 3.04 as a consequence of such assignment and (C) upon such payment and, if so requested by the assignee Lender, the assignor Lender shall deliver to the assignee Lender the appropriate Notes executed by the Borrowers, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.

-103- (c) Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer, or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09. (d) In the event that (i) the Borrowers or the Administrative Agent have requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (iii) the Required Lenders have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.” (e) Notwithstanding anything herein to the contrary, each party hereto agrees that any assignment pursuant to the terms of this Section 3.06 may be effected pursuant to an Assignment and Assumption executed by the Borrowers, the Administrative Agent and the assignee and that the Lender making such assignment need not be a party thereto. Section 3.07. Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to a Relevant Rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to engage in reverse repurchase of U.S. Treasury securities transactions of the type included in the determination of SOFR or Term SOFR, or to determine or charge interest rates based upon a Relevant Rate or SOFR or to purchase or sell, or to take deposits of, any Alternative Currency in the applicable interbank market, in each case after the Effective Date, then, on written notice thereof by such Lender to the Parent Borrower through the Administrative Agent, (a) any obligation of such Lender to make or maintain Alternative Revolver Currency Loans in the affected currency or currencies or, in the case of Loans denominated in Dollars, to make or maintain Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be, in each case, suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Parent Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrowers shall promptly, following written demand from such Lender (with a copy to the Administrative Agent), prepay all Term SOFR Loans or Alternative Revolver Currency Rate Loans, as applicable, in the affected currency or currencies or, if applicable and such Loans are denominated in Dollars, convert all Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), in each case, immediately, or, in the case of Term SOFR Loans and Alternative Revolver Currency Term Rate Loans, on the last day of the Interest Period therefor if such Lender may lawfully continue to maintain such Term SOFR Loans or Alternative Revolver Currency Term Rate Loans to such day, and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR or Term SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender

-104- that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR or Term SOFR. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, and all amounts due, if any, in connection with such prepayment or conversion under Section 3.04. Each Lender agrees to designate a different Applicable Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. Section 3.08. Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder and any assignment of rights by or replacement of a Lender. Section 3.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or other Obligation owing under this Agreement, together with all fees, charges and other amounts that are treated as interest on such Loan or other Obligation under applicable Law (collectively, “charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender or other Person holding such Loan or other Obligation in accordance with applicable Law, the rate of interest payable in respect of such Loan or other Obligation hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Loan or other Obligation but were not paid as a result of the operation of this Section shall be cumulated and the interest and charges payable to such Lender or other Person in respect of other Loans or Obligations or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate for each day to the date of repayment, shall have been received by such Lender or other Person. Any amount collected by such Lender or other Person that exceeds the maximum amount collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Loan or other Obligation or refunded to the Borrower so that at no time shall the interest and charges paid or payable in respect of such Loan or other Obligation exceed the maximum amount collectible at the Maximum Rate. ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS Section 4.01. Conditions to Effectiveness. This Agreement shall be effective upon satisfaction of the following conditions precedent (or waiver thereof in accordance with Section 10.01): (a) after giving effect to the Transactions, (i) the representations and warranties of each Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if any such representation and warranty is already qualified by materiality) as of such earlier date, and (ii) no Default or Event of Default shall exist; (b) receipt by the Administrative Agent of the following: (i) executed counterparts of this Agreement, the Disclosure Letter and each other Loan Document to be executed and delivered on the Effective Date, each properly executed by a Responsible Officer of the signing Loan Party and in the case of this Agreement, by each Lender and L/C Issuer;

-105- (ii) copies of the constitutional documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Effective Date and such documents and certifications as the Administrative Agent may require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization; (iii) with respect to each Loan Party, a copy of a resolution of the board of directors, the shareholders or equivalent body of each Loan Party approving the Loan Documents to which it is a party and the transactions contemplated hereby and thereby; (iv) specimen signatures for the person(s) authorized in the resolutions referred to in clause (b)(iii) above (to the extent such person will execute any Loan Document or any other document in connection herewith); (v) a certificate from each Loan Party (signed by an officer or authorized signatory) certifying that each copy document relating to it specified in clauses (i) through (iii) above is correct, complete and (to the extent executed) in full force and effect and has not been amended or superseded prior to the date of this Agreement; (c) a certificate signed by a Responsible Officer of the Parent Borrower as of the Effective Date certifying that the conditions specified in Section 4.01(a) have been satisfied as of the Effective Date; (d) a certificate from the chief financial officer or other financial officer of the Parent Borrower certifying that the Parent Borrower and its Subsidiaries, on a consolidated basis after giving effect to the Transactions, are Solvent; (e) a legal opinion (addressed to the Administrative Agent, the Lenders and the L/C Issuers and dated the Effective Date) from Cooley LLP as counsel to the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent; (f) reasonable evidence that payment of all fees and expenses earned, due and payable to the Administrative Agent, the Lead Arrangers (including all fees, charges and disbursements of counsel to the Administrative Agent that are required to have been reimbursed or paid (directly to such counsel if requested by the Administrative Agent)) and required to be paid under any Loan Documents shall have been made to the extent invoiced at least one (1) Business Day prior to the Effective Date; (g) a Note executed by the Parent Borrower in favor of each Lender requesting a Note; (h) each document required by the Loan Documents or the Collateral and Guarantee Requirements to be filed, registered or recorded to create in favor of the Administrative Agent (for the benefit of the Secured Parties), a perfected first-priority Lien on the Collateral (subject to Permitted Liens), including: (i) certificates and instruments representing Pledged Collateral (as defined in the Security Agreement) pledged to the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Security Agreement, accompanied by undated stock powers or instruments of transfer executed in blank to the extent applicable,

-106- (ii) proper financing statements in form appropriate for filing under the UCC of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement, (iii) one or more duly executed intellectual property security agreements in the form of Exhibit II to the Security Agreement for filing with the United States Patent and Trademark Office and/or the United States Copyright Office, as applicable, to the extent required by the Security Agreement, (iv) certified copies of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents (together with copies of such financing statements and documents) that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches that are required by the Perfection Certificate or that the Administrative Agent deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Collateral Documents (other than Permitted Liens), (v) a Perfection Certificate, in substantially the form of Schedule II to the Security Agreement, duly executed by each of the Loan Parties (the “Perfection Certificate”), and (vi) evidence that all other actions, recordings and filings that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement has been taken (including receipt of duly executed payoff letters, UCC-3 termination statements and intellectual property security agreement releases); (vii) (A) certificates of insurance of the Loan Parties evidencing liability and casualty insurance meeting the requirements hereunder and in form and substance reasonably satisfactory to Administrative Agent and (B) endorsements to insurance policies of the Loan Parties naming the Collateral Agent (for the benefit of the Secured Parties) and its successors and assigns as additional insured (in the case of liability insurance) or lender’s loss payee (in the case of property insurance) on behalf of the holders of the Obligations and providing notice of cancellation to the Administrative Agent with respect to any such insurance coverage, all in form and substance reasonably satisfactory to the Administrative Agent; (i) the Administrative Agent and each Lender, to the extent requested by the Administrative Agent or such Lender at least ten (10) Business Days prior to the Effective Date, shall have received at least three (3) Business Days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act. To the extent the Parent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent and each Lender, to the extent requested by the Administrative Agent or such Lender at least ten (10) Business Days prior to the Effective Date, of a Beneficial Ownership Certification with respect to the Parent Borrower at least three (3) Business Days prior to the Effective Date. Notwithstanding the foregoing, solely with respect to the matters expressly identified on Schedule 6.12, the satisfaction by the Loan Parties of the foregoing conditions shall not be required on the Effective Date, but instead shall be required to be completed pursuant to Schedule 6.12.

-107- Section 4.02. Conditions to Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension on or after the Effective Date (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Term SOFR Loans or Alternative Revolver Currency Loans, as applicable) or of an L/C Issuer to issue, extend, amend or renew any Letter of Credit is subject to the following conditions precedent (limited, in the case of Incremental Facilities which will be used to finance a Limited Condition Transaction, in the manner set forth in Section 2.14(e)): (a) The representations and warranties of the Borrowers and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. (b) No Default shall exist, or would result from, such proposed Credit Extension or from the application of the proceeds therefrom. (c) The Administrative Agent and, if applicable, the relevant L/C Issuer shall have received a Request for Credit Extension in accordance with the requirements hereof. Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Term SOFR Loans or Alternative Revolver Currency Loans, as applicable) submitted by the Borrowers shall (subject, in the case of a Request for Credit Extension delivered with respect to any Incremental Facility, to Section 2.14(e)) be deemed to be a representation and warranty that the applicable conditions specified in Sections 4.02(a) and, if applicable, (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE V REPRESENTATIONS AND WARRANTIES The Borrowers represent and warrant to the Agents and the Lenders on the Effective Date and on the date of each Credit Extension (other than a conversion of Loans from one Type to another Type or a continuation of Term SOFR Loans or Alternative Revolver Currency Loans, as applicable) after the Effective Date: Section 5.01. Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each other Restricted Subsidiary (a) is a Person duly incorporated, organized or formed, and validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and, where applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Laws (including the USA PATRIOT Act and anti-money laundering laws), orders, writs, injunctions and orders and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (a) (other than with respect to the Parent Borrower), (b)(i) (other than with respect to the Parent Borrower), (c), (d) or (e), to the extent that failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

-108- Section 5.02. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the Transactions, (a) have been duly authorized by all necessary corporate or other organizational action and (b) do not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, (iii) result in the creation of any Lien (other than under the Loan Documents) or (iv) violate any Law applicable to any Loan Party; except (in the case of clauses (b)(ii) and (b)(iv) above), to the extent that such conflict, breach, contravention, payment or violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.03. Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, or for the consummation of the Transaction, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.04. Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. Section 5.05. Financial Statements; No Material Adverse Effect. (a) The Historical Financial Statements fairly present in all material respects the consolidated financial condition of the Parent Borrower and its Subsidiaries, in each case, as of the dates thereof and their results of operations for the period covered thereby, except as otherwise disclosed to the Administrative Agent prior to the Effective Date, and in the case of the Historical Financial Statements, prepared in accordance with GAAP consistently applied throughout the periods covered thereby. (b) Since December 31, 2025, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. Each Lender and the Administrative Agent hereby acknowledges and agrees that Parent Borrower and its Subsidiaries may be required to restate historical financial statements as the result of the implementation of changes in GAAP, or the interpretation thereof, and that such restatements will not result in a Default or Event of Default under the Loan Documents.

-109- Section 5.06. Litigation. Except as set forth on Schedule 5.06 to the Disclosure Letter, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Parent Borrower, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Parent Borrower or any Restricted Subsidiary or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 5.07. Ownership of Property; Liens. Each Loan Party and each of its Subsidiaries has good and valid title to, or valid leasehold interests in, or easements or other limited property interests in, all property material to its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes, Permitted Liens and any Liens and privileges arising mandatorily by Law and, in each case, except where the failure to have such title or other interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.08. Environmental Matters. Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) there are no pending or, to the knowledge of the Parent Borrower, threatened claims, actions, suits, notices of violation, notices of potential responsibility, disputes, proceedings or investigations by or involving any Loan Party or any of their Subsidiaries alleging potential liability or responsibility for violation of, or otherwise relating to, any Environmental Law; (b) (i) there is no asbestos or asbestos-containing material on any property currently owned, leased or operated by any Loan Party or any of their Subsidiaries; and (ii) there has been no Release of Hazardous Materials at, on, under or from any location in a manner which would reasonably be expected to give rise to any Environmental Liability of or relating to any Loan Party or any of their Subsidiaries; (c) neither any Loan Party nor any of their Subsidiaries is undertaking, or has completed, either individually or together with other persons, any investigation or response action relating to any actual or threatened Release of Hazardous Materials at any location, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; (d) all Hazardous Materials transported from any property currently or, to the knowledge of the Parent Borrower or its Subsidiaries, formerly owned, leased or operated by any Loan Party or any of their Subsidiaries for off-site disposal have been disposed of in compliance with all Environmental Laws; (e) none of the Loan Parties nor any of their Subsidiaries is subject to or has contractually or by operation of Law assumed any Environmental Liability; and (f) the Loan Parties and each of their Subsidiaries and their respective businesses, operations and properties are and have been in compliance with all Environmental Laws. Section 5.09. Taxes. The Parent Borrower and each Restricted Subsidiary have timely filed all federal, provincial, state, municipal, foreign and other Tax returns and reports required to be filed, and have paid all federal, provincial, state, municipal, foreign and other Taxes levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP, and except for failures to make such filings or payments that could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. There are no Tax audits, deficiencies, assessments or other claims with respect to the Parent Borrower or any Restricted Subsidiary

-110- that could, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 5.10. Compliance with ERISA. (a) Except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal, state or other applicable Laws and (ii) each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS, and, to the knowledge of the Borrowers, nothing has occurred that would prevent or cause the loss of such tax-qualified status. (b) There are no pending or, to the knowledge of the Borrowers, threatened or contemplated claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. (c) No ERISA Event has occurred, and neither the Borrowers nor any ERISA Affiliate is aware of any fact, event or circumstance that, either individually or in the aggregate, could reasonably be expected to constitute or result in an ERISA Event that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. (d) To the extent applicable, each Plan has been maintained in compliance with its terms and with the requirements of any and all applicable requirements of Law and has been maintained, where required, in good standing with applicable regulatory authorities, except to the extent that the failure so to comply could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. Section 5.11. Subsidiaries; Equity Interests. As of the Effective Date, neither the Parent Borrower nor any other Loan Party has any Subsidiaries other than those specifically disclosed in Schedule 5.11 to the Disclosure Letter, and all of the outstanding Equity Interests in the Borrowers and the Subsidiaries of the Parent Borrower have been validly issued, are fully paid and, in the case of Equity Interests representing corporate interests, nonassessable and, on the Effective Date, all Equity Interests owned directly or indirectly by the Parent Borrower or any other Loan Party are owned free and clear of all Liens except (i) those created under the Collateral Documents and (ii) those Liens permitted under Section 7.01. As of the Effective Date, Schedule 5.11 to the Disclosure Letter (a) sets forth the name and jurisdiction of organization or incorporation of each Subsidiary, (b) sets forth the ownership interest of the Borrowers and any of their Subsidiaries in each of their Subsidiaries, including the percentage of such ownership and (c) identifies each Person the Equity Interests of which are required to be pledged on the Effective Date pursuant to the Collateral and Guarantee Requirement. Schedule 1.01D to the Disclosure Letter sets forth each Subsidiary of the Parent Borrower (other than Excluded Subsidiaries) as of the Effective Date. Section 5.12. Margin Regulations; Investment Company Act. (a) No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the

-111- FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U or Regulation X of the FRB. (b) None of the Loan Parties or any Restricted Subsidiary is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended. Section 5.13. Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to any Agent, any Lead Arranger or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished and when taken together with the Borrower’s most recent Form 10-K and any subsequent filings with the SEC) when taken as a whole contains when furnished any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (giving effect to all supplements and updates thereto); provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed by the Parent Borrower to be reasonable at the time of preparation; it being understood that (i) such projections are as to future events and are not to be viewed as facts and are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrowers, (ii) no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ significantly from the projected results and (iii) such differences may be material. As of the Effective Date, the information contained in any Beneficial Ownership Certification delivered to the Administrative Agent or any Lender on or prior to the Effective Date, if applicable, is true and correct in all respects. Section 5.14. Intellectual Property; Licenses, Etc. Each of the Loan Parties and the other Restricted Subsidiaries own, license or possess the right to use, all of the trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, technology, software, know-how database rights, design rights and other intellectual property, including registrations and applications for registration thereof all rights of priority thereto, all rights to sue for any infringement, misappropriation or violation, all income, royalties, damages and payments due or payable, therefor, and all goodwill associated with or symbolized by any of the foregoing (collectively, “IP Rights”) that are used or held for use in, or otherwise reasonably necessary for the operation of their respective businesses as currently conducted, and, to the knowledge of the Parent Borrower, without infringement, misappropriation or violation of the rights of any Person, except to the extent such infringement, misappropriation or violation or failure to own, license, or possess, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any such IP Rights, is pending or, to the knowledge of the Parent Borrower, threatened against any Loan Party or Subsidiary, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Parent Borrower, no Person is infringing upon, misappropriating, or violating any IP Rights owned by any Loan Party or Subsidiary, which would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 5.15. Solvency. On the Effective Date after giving effect to the Transactions, the Parent Borrower and its Subsidiaries, on a consolidated basis, are Solvent. Section 5.16. Collateral Documents. The Collateral Documents are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties legal, valid and enforceable Liens on and security interests in, the Collateral described therein and to the extent intended to be created thereby, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity, and (i) when all appropriate filings or recordings are made in the appropriate offices as may be required under

-112- applicable Laws (which filings or recordings shall be made to the extent required by the Collateral and Guarantee Requirement and any Collateral Document) and (ii) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent required by the Collateral and Guarantee Requirement and any Collateral Document), the Liens created by such Collateral Documents will constitute so far as possible under relevant Law fully perfected Liens on, and security interests in, all right, title and interest of the Loan Parties in such Collateral to the extent perfection can be obtained by filing financing statements or upon the taking of possession or control, in each case subject to no Liens other than Permitted Liens. Section 5.17. Use of Proceeds. The proceeds of the Revolving Credit Loans and the L/C Credit Extensions shall be used in a manner consistent with the uses set forth in Section 6.11 to this Agreement. Section 5.18. Sanctions Laws and Regulations and Anti-Corruption Laws. (a) Each of the Parent Borrower and its Subsidiaries is in compliance, in all material respects, with the Sanctions Laws and Regulations, the FCPA and other applicable anti-corruption laws. No Borrowing or use of proceeds of any Borrowing or drawing under any Letter of Credit will violate or result in the violation of any Sanctions Laws and Regulations applicable to any party hereto. (b) None of (I) the Borrowers or any other Loan Party or (II) a Restricted Subsidiary that is not a Loan Party or, to the knowledge of the Parent Borrower, any director, manager, officer or employee of the Parent Borrower or any of its Restricted Subsidiaries, in each case, is (i) a Person (or owned 50% or more by one or more Persons or under Control of a Person) on the list of “Specially Designated Nationals and Blocked Persons” or the target of the limitations or prohibitions under any Sanctions Laws and Regulations, or (ii) a Person located, organized, or resident in a country or territory that is the subject of comprehensive sanctions under Sanctions Laws and Regulations (currently, Crimea region of Ukraine, Cuba, Iran, North Korea, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and the non-government controlled areas of Zaporizhzhia and Kherson regions of Ukraine). (c) No part of the proceeds of any Loan or Letter of Credit will be used for any improper payments, directly or, to the knowledge of the Parent Borrower, indirectly, to any governmental official or employee, political party, official of a political party, candidate for political office, or any other party (if applicable) in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA or any applicable similar laws, rules or regulations issued, administered or enforced by any Governmental Authority having jurisdiction over the Borrowers. (d) This Section 5.18 shall not be interpreted or applied in relation to Parent Borrower, any other Loan Party, any directors or officers, or any Secured Party to the extent that the representations made pursuant to this Section 5.18 violate or expose such entity or any director, officer or employee thereof to any liability under any anti-boycott or blocking law, regulation or statute that is in force from time to time in the United Kingdom, European Union (and/or any of its member states) that are applicable to such entity (including EU Regulation (EC) 2271/96) and Section 7 of the German Foreign Trade Regulation (Außenwirtschaftsverordnung, AWV) in connection with the German Foreign Trade Law (Außenwirtschaftsgesetz). Section 5.19. Affected Financial Institutions. No Loan Party is an Affected Financial Institution. Section 5.20. Covered Entities. No Loan Party is a Covered Entity. Section 5.21. No Default. No Default has occurred and is continuing.

-113- Section 5.22. Insurance. The properties of the Parent Borrower and its Restricted Subsidiaries are insured with financially sound and reputable insurance companies that are not Affiliates of the Borrowers, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Parent Borrower or the applicable Subsidiary operates. Section 5.23. Outbound Investment Rules. Neither the Parent Borrower nor any of its Subsidiaries is a ‘covered foreign person’ as that term is used in the Outbound Investment Rules. Neither the Parent Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Parent Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent to be in violation of the Outbound Investment Rules or cause the Administrative Agent to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VI AFFIRMATIVE COVENANTS From and after the Effective Date and for so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall not have been paid in full (other than contingent indemnification obligations not yet due, Secured Hedge Agreements and Cash Management Obligations), or any Letter of Credit shall remain outstanding (other than Letters of Credit that have been Cash Collateralized or back-stopped to the reasonable satisfaction of the applicable L/C Issuer), the Parent Borrower shall, and shall (except in the case of the covenants set forth in Section 6.01, Section 6.02 and Section 6.03) cause each Restricted Subsidiary to: Section 6.01. Financial Statements. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) with respect to each fiscal year of the Parent Borrower, but in any event within ninety (90) days after the end of each fiscal year of the Parent Borrower, its audited consolidated balance sheet and related statements of operations, stockholders’ equity (or deficit) and cash flows as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, accompanied by a report and opinion of Ernst & Young LLP or other independent registered public accounting firm of nationally recognized standing (without a “going concern” or like qualification or exception (other than (x) an emphasis of matter to the extent such statement does not qualify such audit in any respect, (y) with respect to, or resulting from, the regularly scheduled maturity of the Loans hereunder or any other Indebtedness, occurring within one year from the time opinion is delivered or (z) a prospective default under the Financial Covenants or any other financial covenant)) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) beginning with the first fiscal quarter ending after the Effective Date, with respect to the first three (3) fiscal quarters of each fiscal year of the Parent Borrower, but in any event, within forty-five (45) days after the end of each such fiscal quarter, its consolidated balance sheet and related statements of operations, stockholders’ equity (or deficit) and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal

-114- year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Parent Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end adjustments and the absence of footnotes; and (c) simultaneously with the delivery of each set of consolidated financial statements referred to in Section 6.01(a) and (b) above (i) the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements and (ii) a customary management discussion and analysis of operating results. Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of the Parent Borrower and its Subsidiaries by furnishing (A) the applicable consolidated financial statements of any direct or indirect parent of the Parent Borrower that, directly or indirectly, holds all of the Equity Interests of the Parent Borrower or (B) the Parent Borrower’s (or any direct or indirect parent thereof, as applicable) Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of clauses (A) and (B) above, (i) to the extent such information relates to a parent of the Parent Borrower, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Parent Borrower (or such parent), on the one hand, and the information relating to the Parent Borrower and its Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion an independent registered public accounting firm of nationally recognized standing, which report and opinion, subject to the same exceptions set forth above, shall be prepared in accordance with generally accepted auditing standards. The Parent Borrower represents and warrants that it, and any Subsidiary, in each case, if any, either (i) has no registered or publicly traded securities outstanding, or (ii) files its financial statements with the SEC and/or makes its financial statements available to potential holders of its 144A securities, and, accordingly, the Parent Borrower hereby (i) authorizes the Administrative Agent to make the financial statements to be provided under Section 6.01(a) and (b) (collectively, “Borrower Materials”), along with the Loan Documents, available on IntraLinks or another similar electronic system (the “Platform”) to certain of the Lenders (each, a “Public Lender”) that may have personnel who do not wish to receive material non-public information with respect to the Parent Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities, and (ii) agrees that at the time such financial statements are provided hereunder, they shall already have been made available to holders of its securities. The Administrative Agent shall be under no obligation to post any other material to Public Lenders unless the Parent Borrower has expressly represented and warranted to the Administrative Agent in writing that such materials do not constitute material non-public information within the meaning of the federal securities laws or that the Parent Borrower has no outstanding publicly traded securities, including 144A securities. Section 6.02. Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) with respect to the fiscal quarterly periods referred to in Section 6.01(b), not later than forty-five (45) days after the end of each such fiscal quarter and, with respect to each fiscal year referred to in Section 6.01(a), not later than the earlier of (i) ninety (90) days after the end of such fiscal year and (ii) ten (10) Business Days after the delivery of the financial statements referred to in Section 6.01(a), a duly completed Compliance Certificate signed by a Responsible Officer of the Parent Borrower in the form attached as Exhibit C hereof, (i) certifying as to whether, to the knowledge of the Borrower, a Default then exists and, if a Default does then exist, specifying the details thereof and any action taken or proposed to

-115- be taken with respect thereto and (ii) setting forth reasonably detailed calculations to the extent the Financial Covenants are required to be tested for the applicable fiscal period, demonstrating compliance with the Financial Covenants; (b) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Parent Borrower or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Parent Borrower to its shareholders generally, as the case may be; provided that such information shall be deemed to have been delivered on the date on which such information has been posted on the Parent Borrower’s website or at http://www.sec.gov; (c) [reserved]; (d) together with each Compliance Certificate pursuant to Section 6.02(a), (i) a list of Subsidiaries that identifies each Subsidiary as a Material Subsidiary, Unrestricted Subsidiaries or an Immaterial Subsidiary as of the last day of the period covered by such Compliance Certificate or a confirmation that there is no change in such information since the later of the Effective Date or the date of the last such list and (ii) such other information required by the Compliance Certificate; and (e) promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Material Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request (including, without limitation, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation (to the extent applicable)); provided that the Parent Borrower will not be required to provide any information (i) that constitutes non-financial trade secrets or non-financial proprietary information of the Parent Borrower or any of its Subsidiaries or any of their respective customers or suppliers, (ii) in respect of which disclosure to the Administrative Agents or any Lender (or any of their respective representatives) is prohibited by applicable law or (iii) the disclosure of which would waive any attorney-client privilege, or violate any confidentiality obligations owed to any third party (other than an Affiliate) (to the extent not created in contemplation of such Loan Party’s obligations hereunder) by the Parent Borrower or any Subsidiary; provided further that in the event that any information is not provided in reliance on the preceding proviso, the Parent Borrower shall provide notice to the Administrative Agent that such information is being withheld and the Parent Borrower shall use its commercially reasonable efforts to communicate the applicable information in a way that would not violate the applicable agreement or law or risk waiver of such privilege. Documents required to be delivered pursuant to Sections 6.01(a), (b) and (c) or Sections 6.02(b) and (e) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Parent Borrower posts such documents, or provides a link thereto on EDGAR or the Parent Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Parent Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: upon written request by the Administrative Agent, the Parent Borrower shall deliver electronic copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering electronic copies is given by the Administrative Agent. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of electronic copies of such documents from the Administrative Agent and maintaining its copies of such documents.

-116- Section 6.03. Notices. Promptly after a Responsible Officer obtains actual knowledge thereof, notify the Administrative Agent for prompt further distribution to each Lender: (a) of the occurrence of any Default; (b) of any litigation or governmental proceeding pending against the Parent Borrower or any of the Restricted Subsidiaries that would reasonably be expected to result in a Material Adverse Effect; (c) of the occurrence of any ERISA Event which could reasonably be expected to have a Material Adverse Effect; and (d) any other development or event that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Each notice delivered under this Section 6.03 shall be accompanied by a written statement of a Responsible Officer of the Parent Borrower setting forth the details of the event or development requiring such notice, the period of existence thereof and any action taken or proposed to be taken with respect thereto. Section 6.04. Maintenance of Existence. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization or incorporation and (b) take all reasonable action to maintain all rights (including IP Rights), privileges (including its good standing), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in the case of clauses (a) (other than with respect to the Parent Borrower) and (b), (i) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect or (ii) pursuant to a transaction permitted by Section 7.04. Section 6.05. Maintenance of Properties. Except if the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted, and (b) make all necessary renewals, replacements, modifications, improvements, upgrades, extensions and additions thereof or thereto in accordance with prudent industry practice. Section 6.06. Maintenance of Insurance. Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Parent Borrower and its Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons. Any such insurance (excluding business interruption insurance) maintained in the United States shall name the Collateral Agent as additional insured and loss payee, as applicable. Section 6.07. Compliance with Laws. Comply in all respects with the requirements of all Laws and all orders, writs, injunctions, decrees and judgments applicable to it or to its business or property (including without limitation Environmental Laws, ERISA, Sanctions Laws and Regulations and FCPA and other applicable anti-corruption laws (and the Parent Borrower and its Restricted Subsidiaries shall maintain policies and procedures designed to promote and achieve compliance with such Sanctions Laws and Regulations and FCPA and other applicable anti-corruption laws)), except if the failure to comply therewith could not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

-117- This Section 6.07 shall not be interpreted or applied in relation to Parent Borrower, any other Loan Party or any Secured Party to the extent that the obligations under this Section 6.07 would violate or expose such entity or any directors, officer or employee thereof to any liability under any anti-boycott or blocking law, regulation or statute that is in force from time to time in the United Kingdom, European Union (and/or any of its member states) that are applicable to such entity (including EU Regulation (EC) 2271/96) and Section 7 of the German Foreign Trade Regulation (Außenwirtschaftsverordnung, AWV) in connection with the German Foreign Trade Law (Außenwirtschaftsgesetz). Section 6.08. Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Parent Borrower or such Restricted Subsidiary, as the case may be. Section 6.09. Inspection Rights. Permit representatives and independent contractors of the Administrative Agent to visit and inspect any of its properties and to discuss its affairs, finances and accounts with its directors, managers, officers, and independent public accountants, all at the reasonable expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrowers; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.09 and the Administrative Agent shall not exercise such rights more often than one (1) time during any calendar year absent the existence of an Event of Default; provided, further, that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Borrowers the opportunity to participate in any discussions with the Borrowers’ independent public accountants. Notwithstanding anything to the contrary in this Section 6.09, none of the Parent Borrower or any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information (in each case, unless an Event of Default has occurred and is continuing, provided that in such case, such information shall be available to the Administrative Agent on behalf of the Lenders (or to any Lender to the extent such visit or inspection is coordinated through the Administrative Agent), provided that, in connection with such information, each such Lender shall be subject to customary “clean- room” restrictions that are reasonably satisfactory to each of the Administrative Agent and the Parent Borrower), (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product; provided further that in the event that any information is not provided in reliance on this provision, the Parent Borrower shall provide notice to the Administrative Agent that such information is being withheld and the Parent Borrower shall use its commercially reasonable efforts to communicate the applicable information in a way that would not violate the applicable agreement or law or risk waiver of such privilege. Section 6.10. Covenant to Guarantee Obligations and Give Security. At the Borrowers’ expense, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including: (a) (i) furnish to the Administrative Agent promptly (and in any event within thirty (30) days or such longer period as reasonably agreed to by the Administrative Agent) written notice of any change (A) in any Loan Party’s legal name (as set forth in its certificate of organization or incorporation or like document), (B) in the jurisdiction of incorporation or organization of any Loan Party or in the form of its organization or (C) in any Loan Party’s organizational identification number to the extent that such Loan

-118- Party is organized in a jurisdiction where an organizational identification number is required to be included in a UCC financing statement for such jurisdiction and (ii) not later than five (5) Business Days after delivery of the Compliance Certificate pursuant to Section 6.02(a), the Parent Borrower shall deliver to the Administrative Agent a certificate executed by a Responsible Officer of the Parent Borrower setting forth any material changes to the information required pursuant to the Perfection Certificate or confirming that there has been no material change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section 6.10. (b) upon the formation or acquisition of any new direct or indirect Subsidiary (in each case, other than an Excluded Subsidiary) by any Loan Party, the designation in accordance with Section 6.13 of any existing direct or indirect Subsidiary as a Restricted Subsidiary or any Excluded Subsidiary ceasing to be an Excluded Subsidiary (including following designation by the Parent Borrower of any Subsidiary as an Additional Borrower pursuant to Section 1.13 or as a Guarantor pursuant to the definition of Guarantors): (1) within sixty (60) days (or such longer period as the Administrative Agent may agree in its reasonable discretion) after such formation, acquisition, designation or occurrence or such longer period as the Administrative Agent may agree in its reasonable discretion: (A) [reserved]; (B) cause each such Restricted Subsidiary (and any Loan Party that owns Equity Interests of such Restricted Subsidiary) to duly execute and deliver to the Administrative Agent or the Collateral Agent (as appropriate) pledges, guarantees, assignments, Security Agreement Supplements and other security agreements and documents or joinders or supplements thereto, as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent (to the extent applicable, consistent with the Security Agreement and other Collateral Documents in effect on the Effective Date), in each case granting Liens required by the Collateral and Guarantee Requirement; (C) if applicable, cause each such Restricted Subsidiary (and any Loan Party that owns Equity Interests of such Restricted Subsidiary) to deliver any and all certificates representing Equity Interests (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and (if applicable) instruments evidencing the Indebtedness held by such Restricted Subsidiary (which may take the form of a Master Intercompany Note) and required to be pledged pursuant to the Collateral Documents, indorsed in blank to the Collateral Agent; and (D) take and cause such Restricted Subsidiary and each direct or indirect parent of such Restricted Subsidiary to take whatever action (including the recording of the filing of financing statements and delivery of stock and membership interest certificates) may be necessary in the reasonable opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and perfected Liens with the priority required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law). Section 6.11. Use of Proceeds. Use the proceeds of the Revolving Credit Loans and any other Credit Extensions to finance working capital, capital expenditures, Permitted Acquisitions and other lawful

-119- general corporate purposes; provided, that, in no event shall the proceeds of the Credit Extensions be used in contravention of any Law or of any Loan Document. Section 6.12. Further Assurances and Post-Closing Covenants. (a) Subject to the limitations set forth herein and other Loan Documents, promptly upon reasonable request by the Administrative Agent or the Collateral Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) subject to the limitations set forth in the Collateral and Guarantee Requirement, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or the Collateral Agent may reasonably request from time to time in order to carry out more effectively the purposes of this Agreement and the Collateral Documents; provided, however, that notwithstanding anything to the contrary contained in this Agreement or any other Collateral Document, nothing in this Agreement or any other Collateral Document shall require any Borrower or Loan Party to make any filings or take any actions to record or to perfect the Collateral Agent’s security interest in (i) any IP Rights other than UCC filings and the filing of documents effecting the recordation of security interests in the United States Copyright Office or United States Patent and Trademark Office or (ii) any non-United States IP Rights (except to the extent owned by a Foreign Loan Party); (b) Within the time periods specified on Schedule 6.12 hereto (as each may be extended by the Administrative Agent in its reasonable discretion), complete such undertakings as are set forth on Schedule 6.12 hereto. Section 6.13. Designation of Subsidiaries. (a) Subject to clauses (b) and (c) below, the Parent Borrower may at any time designate any Restricted Subsidiary (other than any Borrower) as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary. The designation of any Restricted Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrowers therein at the date of designation in an amount equal to the fair market value of the Borrowers’ investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time. (b) The Parent Borrower may not (x) designate any Restricted Subsidiary as an Unrestricted Subsidiary, or (y) designate an Unrestricted Subsidiary as a Restricted Subsidiary, in each case unless no Event of Default shall have occurred or be continuing. (c) Notwithstanding anything to the contrary, (i) the Parent Borrower may not designate a Restricted Subsidiary as an Unrestricted Subsidiary unless such Restricted Subsidiary does not own, or hold an exclusive license to, any IP Rights, in each case, that is material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the Parent Borrower and its Restricted Subsidiaries shall not be permitted to transfer to any Unrestricted Subsidiary or other Person legal or beneficial ownership of, or an exclusive license to, any IP Rights, in each case, that is material to the business of the Parent Borrower and its respective Restricted Subsidiaries, taken as a whole; provided that the foregoing shall not be deemed or interpreted to restrict any non-exclusive licenses granted to such Unrestricted Subsidiary for a legitimate business purpose in the ordinary course of business and which does not interfere in any material respect with the ordinary conduct of business, and (iii) no Unrestricted Subsidiary may legally or beneficially own, or hold an exclusive license to, any IP Rights, in each case, that is material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole (it being understood

-120- that to the extent that any ownership of any such IP Rights vests in an Unrestricted Subsidiary, such Unrestricted Subsidiary shall, as promptly as reasonably practicable, assign such ownership of such IP Rights to any Restricted Subsidiary or be designated (or re-designated) as a Restricted Subsidiary). Section 6.14. Payment of Taxes. The Parent Borrower will pay and discharge, and will cause each of the Restricted Subsidiaries to pay and discharge, all Taxes imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, may reasonably be expected to become a lien or charge upon any properties of the Parent Borrower or any of the Restricted Subsidiaries not otherwise permitted under this Agreement; provided that neither the Parent Borrower nor any of the Restricted Subsidiaries shall be required to pay any such Tax or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP or which would not reasonably be expected, individually or in the aggregate, to constitute a Material Adverse Effect. Section 6.15. Nature of Business. The Parent Borrower and its Restricted Subsidiaries will engage only in material lines of business substantially similar to those lines of business conducted by the Parent Borrower and its Restricted Subsidiaries on the Effective Date or any business reasonably related, complementary or ancillary thereto. ARTICLE VII NEGATIVE COVENANTS From and after the Effective Date and so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation shall not have been paid in full (other than contingent indemnification obligations not yet due and payable, Cash Management Obligations and Secured Hedge Agreements or any Letter of Credit remaining outstanding (other than Letters of Credit that have been Cash Collateralized or back-stopped to the reasonable satisfaction of the applicable L/C Issuer)), the Borrowers shall not, nor shall they permit any of their Restricted Subsidiaries to: Section 7.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens pursuant to any Loan Document; (b) Liens existing on the Effective Date and, to the extent individually securing Indebtedness in excess of $7,000,000, set forth on Schedule 7.01(b) to the Disclosure Letter; (c) Liens for Taxes, (i) which are not delinquent for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required in accordance with GAAP; (d) statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business (other than a Lien imposed under Section 430(k) of the Code or Section 303(k) of ERISA) (i) which secure amounts not overdue for a period of more than thirty (30) days or if more than thirty (30) days overdue, are unfiled (or, if, filed have been discharged or stayed) and no other action has been taken to enforce such Lien or (ii) which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required in accordance with GAAP;

-121- (e) (i) pledges, deposits or Liens arising as a matter of law in the ordinary course of business in connection with workers’ compensation, payroll taxes, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Parent Borrower or any Restricted Subsidiary; (f) Liens incurred in the ordinary course of business to secure (i) letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments and/or (ii) the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations); (g) easements, rights-of-way, restrictions, covenants, conditions, encroachments, protrusions and other similar encumbrances and minor title defects affecting real property which, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of the Parent Borrower or any Restricted Subsidiary; (h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h); (i) Liens securing Indebtedness permitted under Section 7.03(f); provided that (i) such Liens attach concurrently with or within two hundred and seventy (270) days after the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, replacements thereof and additions and accessions to such property and the proceeds and the products thereof and customary security deposits, and (iii) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and products thereof and customary security deposits) other than the assets subject to such Capitalized Leases; provided that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender; (j) leases, licenses, subleases or sublicenses and Liens on the property covered thereby, in each case, granted to others in the ordinary course of business which do not (i) materially interfere with the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole or (ii) secure any Indebtedness; (k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (l) Liens (i) of a collection bank (including those arising under Section 4-210 of the Uniform Commercial Code) on the items in the course of collection and (ii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and which are within the general parameters customary in the banking industry; (m) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02(j), (n), (t) or (y) to be applied against the purchase price for such Investment, solely to the extent such Investment, as the case may be, would have been permitted on the date of the creation of such Lien and (ii) consisting of an agreement to Dispose of any property in a Disposition;

-122- (n) Liens in favor of the Parent Borrower or a Restricted Subsidiary securing Indebtedness permitted under Section 7.03(e) (provided that, solely with respect to Indebtedness required to be Subordinated Debt under Section 7.03(e), such Lien shall be subordinated to the Liens on the Collateral securing the Obligations to the same extent); (o) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.13), in each case after the date hereof; provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) the Indebtedness secured thereby is permitted under Section 7.03; (p) any interest or title of a lessor or sublessor under leases or subleases entered into by the Parent Borrower or any of its Restricted Subsidiaries in the ordinary course of business; (q) Liens, if any, arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Parent Borrower or any of its Restricted Subsidiaries in the ordinary course of business; (r) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the incurrence of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Parent Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Parent Borrower or its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Parent Borrower or any Restricted Subsidiary in the ordinary course of business; (s) Liens, if any, arising from precautionary Uniform Commercial Code financing statement filings; (t) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (u) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Parent Borrower or any Restricted Subsidiary; (v) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit issued for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods; (w) the modification, replacement, renewal or extension of any Lien permitted by clauses (b), (i) and (o) of this Section 7.01; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03, and (B) proceeds and products thereof; and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03;

-123- (x) ground leases in respect of real property on which facilities owned or leased by the Parent Borrower or any of its Restricted Subsidiaries are located; (y) Liens on property of a Non-Loan Party securing Indebtedness or other obligations of such Non-Loan Party, in each case not prohibited by this Agreement; (z) Liens solely on any cash earnest money deposits made by the Parent Borrower or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder; (aa) Liens securing Indebtedness permitted pursuant to Section 7.03(t); provided that, such Liens may be either a Lien on the Collateral that is pari passu with the Lien securing the Obligations (but may not be secured by any assets that are not Collateral) or a Lien ranking junior to the Lien on the Collateral securing the Obligations and, in any such case, the beneficiaries thereof (or an agent on their behalf) shall have entered into an Acceptable Intercreditor Agreement; (bb) Liens securing Indebtedness permitted pursuant to Section 7.03(m); (cc) other Liens securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed, at the time of incurrence thereof, the greater of (x) $167,000,000 and (y) 50% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period calculated on a Pro Forma Basis; (dd) [reserved]; (ee) Liens securing Indebtedness permitted pursuant to Section 7.03(v); provided that, (i) such Liens shall only secure the obligations secured on the date of the related Permitted Acquisition or other similar Investment (and any additions and accessions to such property and the proceeds and the products thereof and customary security deposits) and such liens shall not extend to any other property of the Borrowers and their Restricted Subsidiaries that is not after-acquired property (or additions and accessions to such property and the proceeds and the products thereof and customary security deposits) of the relevant acquired entities contemplated to be secured by such Indebtedness on the date of assumption thereof (and for the avoidance of doubt, no such after-acquired property shall be property of the Borrowers and their Restricted Subsidiaries in existence prior to such date of assumption) and (ii) to the extent such Liens are on the Collateral, the beneficiaries thereof (or an agent on their behalf) shall have entered into an Acceptable Intercreditor Agreement; (ff) Liens securing Indebtedness permitted pursuant to Section 7.03(b); (gg) with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by Law; (hh) [reserved]; (ii) other Liens securing Indebtedness permitted pursuant to Section 7.03 or other obligations not constituting Indebtedness; provided that (i) to the extent such Liens are on the Collateral, such Liens may be either a Lien that is pari passu with the Lien securing the Obligations or a Lien ranking junior to the Lien securing the Obligations and, in any such case, the beneficiaries thereof (or an agent on their behalf) shall have entered into an Acceptable Intercreditor Agreement and (ii) the Secured Leverage Ratio for the most recently ended Test Period, calculated on a Pro Forma Basis, is not greater than 3.25:1.00 at the time of incurrence of such Liens; provided further that, solely for purposes of determining capacity to incur Liens pursuant to this clause (ii) and not for any other purpose under this Agreement, any obligations not

-124- constituting Indebtedness and that are secured by Liens incurred pursuant to this clause (ii) shall be deemed Indebtedness included in the calculation of Consolidated Total Debt for purposes of calculating the Secured Leverage Ratio; (jj) Liens on the Equity Interests of JV Entities securing financing arrangements for the benefit of the applicable JV Entity that are not otherwise prohibited under this Agreement; and (kk) Liens securing obligations in respect of Swap Contracts permitted by Section 7.02(aa). With respect to any secured Indebtedness that was permitted to be secured at the time of the incurrence of such Indebtedness, the accrual of interest, fees and other obligations in respect thereof, the accretion of accreted value, the amortization of original issue discount and the payment of interest in the form of additional secured Indebtedness shall not be deemed to be an incurrence of a Lien for purposes of this Section 7.01. Section 7.02. Investments. Make any Investments, except: (a) Investments by the Parent Borrower or a Restricted Subsidiary in assets that constituted Cash Equivalents when such Investment was made; (b) loans or advances to officers, directors, managers, partners and employees of the Borrowers or the Restricted Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation, customary fringe benefits and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of the Parent Borrower (or any direct or indirect parent thereof) and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding not to exceed, at the time each such Investment is made, the greater of (x) $16,700,000 and (y) 5% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period calculated on a Pro Forma Basis; (c) asset purchases (including purchases of inventory, supplies and materials) and the licensing, or contribution, of IP Rights pursuant to joint marketing arrangements with other Persons, in each case in the ordinary course of business; (d) Investments (i) by any Loan Party in any other Loan Party, (ii) by any Non-Loan Party in any Loan Party, (iii) by any Non-Loan Party in any other Non-Loan Party and (iv) by any Loan Party in any Non-Loan Party; provided that the aggregate amount of such Investments in Non-Loan Parties pursuant to the foregoing clause (iv) shall not exceed in an aggregate amount, as valued at cost at the time each such Investment is made, the greater of (x) $167,000,000 and (y) 50% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period calculated on a Pro Forma Basis (excluding any Investments received in respect of, or consisting of, (x) the transfer or contribution of Equity Interests in or Indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary, (y) intercompany Investments made and liabilities incurred in the ordinary course of business in connection with cash management, Tax and/or accounting operations of the Parent Borrower or any of its Restricted Subsidiaries and (z) intercompany loans, advances or Indebtedness having a term not exceeding 364 days); (e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

-125- (f) Investments consisting of Liens, Indebtedness, fundamental changes and Restricted Payments (other than, in each case, by reference to this Section 7.02(f)) permitted under Section 7.01, Section 7.03, Section 7.04 and Section 7.06, respectively; (g) Investments existing on the Effective Date, and, to the extent any such Investment is in an aggregate amount in excess of $7,000,000, set forth on Schedule 7.02(g) to the Disclosure Letter, and any modification, replacement, renewal, reinvestment or extension of any such Investments; provided that the amount of any Investment permitted pursuant to this Section 7.02(g) is not increased from the amount of such Investment on the Effective Date except (x) pursuant to the terms of such Investment as of the Effective Date (including in respect of any unused commitment), plus any accrued but unpaid interest and premium payable thereon and fees and expenses associated therewith, or (y) as otherwise permitted by this Section 7.02; (h) [reserved]; (i) promissory notes and other noncash consideration received in connection with Dispositions; (j) the purchase or other acquisition of property and/or assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a Restricted Subsidiary of the Parent Borrower (including as a result of a merger or consolidation) (or, in the case of a purchase of property and/or assets, that such property and/or assets will be owned by Parent Borrower or a Restricted Subsidiary as a result thereof) (each, a “Permitted Acquisition”) and together with any Investments in Restricted Subsidiaries necessary to consummate a transaction otherwise permitted by this clause (j); provided that (i) except in the case of a Limited Condition Transaction (in which case, compliance with this clause (i) shall be determined in accordance with Section 1.09(a)), immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Default or Event of Default shall have occurred and be continuing, (ii) after giving effect to any such purchase or other acquisition, the Parent Borrower shall be in compliance with the covenant in Section 6.15 and (iii) to the extent required by the Collateral and Guarantee Requirement, (A) the property, assets and businesses acquired in such purchase or other acquisition shall become Collateral and (B) any such newly created or acquired Restricted Subsidiary (other than an Excluded Subsidiary) shall become Guarantors, in each case in accordance with Section 6.10; (k) Investments in connection with the Transactions; (l) Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers consistent with past practices; (m) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy, insolvency or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; (n) Investments made with (a) proceeds received by or made to the Parent Borrower (or any direct or indirect parent thereof and contributed by such parent to the Parent Borrower) from any capital contributions or issuance of Qualified Equity Interests (or issuance of debt securities by the Parent Borrower or any of its Restricted Subsidiaries that have been converted into or exchanged for Qualified Equity Interests of the Parent Borrower or any direct or indirect parent thereof), (b) proceeds received by the Parent Borrower or any Restricted Subsidiary in connection with the sale, transfer or other disposition of its ownership interest in any JV Entity or Unrestricted Subsidiary, and/or (c) the proceeds of any cash

-126- dividends and/or other cash distributions received by the Parent Borrower or any Restricted Subsidiary from any JV Entity or Unrestricted Subsidiaries, in each case, following the Effective Date and, in each case, other than any such amounts that have been utilized to make Restricted Payments pursuant to Section 7.06(g) or to make payments pursuant to Section 7.08(a)(iv); (o) advances of payroll payments to employees in the ordinary course of business; (p) loans and advances to any direct or indirect parent of the Parent Borrower in lieu of, and not in excess of the amount of (after giving effect to any other such loans or advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to such direct or indirect parent in accordance with Section 7.06; provided that any such loan or advance shall reduce the amount of such applicable Restricted Payment thereafter permitted under Section 7.06 by a corresponding amount (if such applicable provision of Section 7.06 contains a maximum amount); (q) Investments held by a Restricted Subsidiary acquired after the Effective Date or of a corporation or company merged into the Parent Borrower or merged or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Effective Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation; (r) Guarantee Obligations of the Parent Borrower or any Restricted Subsidiary in respect of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; (s) Investments to the extent that payment for such Investments is made solely with Qualified Equity Interests; (t) other Investments in an aggregate amount, as valued at cost at the time each such Investment is made and including all related commitments for future Investments, not exceeding the greater of (x) $167,000,000 and (y) 50% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period calculated on a Pro Forma Basis; (u) Investments in JV Entities and Unrestricted Subsidiaries in an aggregate amount, as valued at cost at the time each such Investment is made and including all related commitments for future Investments, not exceeding the greater of (x) $167,000,000 and (y) 50% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period calculated on a Pro Forma Basis; provided, that in no event shall any Investment in an Unrestricted Subsidiary by the Borrower or any Restricted Subsidiary be made in reliance on any other basket in this Agreement other than this clause (u); (v) [reserved]; (w) contributions to a “rabbi” trust for the benefit of employees or other grantor trust subject to claims of creditors in the case of a bankruptcy or insolvency of either the Parent Borrower or any Restricted Subsidiary; (x) Investments by an Unrestricted Subsidiary entered into prior to the day such Unrestricted Subsidiary is redesignated as a Restricted Subsidiary pursuant to the definition of “Unrestricted Subsidiary”; provided that such Investments were not incurred in contemplation of such redesignation;

-127- (y) other Investments; provided that, at the time of such Investment, (x) no Event of Default shall have occurred and be continuing and (y) the Total Leverage Ratio for the most recently ended Test Period, calculated on a Pro Forma Basis, is not greater than the Total Leverage Ratio that is 0.25:1.00 lower than the Total Leverage Ratio required under Section 7.11(a) at such time; (z) Investments made in connection with a Permitted Tax Restructuring; and (aa) Investments in respect of the Parent Borrower’s or its Restricted Subsidiaries’ entry into (including any payments of premiums in connection therewith), performance of obligations under and the settlement or early unwind (whether according to their terms or otherwise) of any Swap Contract, any Permitted Call Spread Transaction or any Permitted Forward Agreement. Section 7.03. Indebtedness. Create, incur or assume any Indebtedness, except: (a) Indebtedness of the Parent Borrower and any of its Subsidiaries under the Loan Documents; (b) Indebtedness incurred or which may be deemed to exist pursuant to any Guarantees, performance, statutory or similar obligations (including in connection with workers’ compensation) or obligations in respect of letters of credit, surety bonds, bank guarantees or similar instruments related thereto incurred in the ordinary course of business, or pursuant to any appeal obligation, appeal bond or letter of credit in respect of judgments that do not constitute an Event of Default under Section 8.01(h); (c) (i) Surviving Indebtedness, that, to the extent individually in a principal amount exceeding $7,000,000, is listed on Schedule 7.03(c) to the Disclosure Letter and (ii) any Permitted Refinancing of any of the foregoing; (d) Guarantee Obligations of the Parent Borrower and its Restricted Subsidiaries in respect of Indebtedness of the Parent Borrower or any Restricted Subsidiary otherwise permitted hereunder (except that Non-Loan Parties may not, by virtue of this Section 7.03(d), guarantee Indebtedness that such Non- Loan Parties could not otherwise incur under this Section 7.03); provided that, if the Indebtedness being guaranteed is subordinated to the Obligations, such Guarantee Obligation shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness; (e) Indebtedness of the Parent Borrower or any Restricted Subsidiary owing to the Parent Borrower or any other Restricted Subsidiary to the extent constituting an Investment permitted by Section 7.02; provided that all such Indebtedness of any Loan Party owed to any Person that is not a Loan Party shall be subject to the subordination terms set forth in Section 3.03 of the Guaranty; (f) (i) Attributable Indebtedness (including Indebtedness arising out of Permitted Sale Leasebacks) and other Indebtedness financing the acquisition construction, repair, replacement or improvement of fixed or capital assets in an aggregate outstanding principal amount not to exceed, at the time such Indebtedness is incurred, the greater of (x) $167,000,000 and (y) 50% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period calculated on a Pro Forma Basis; provided that, in the case of any purchase money Indebtedness, such Indebtedness is incurred concurrently with or within 270 days after the applicable acquisition construction, repair, replacement or improvement and (ii) any Permitted Refinancing of any Indebtedness set forth in the immediately preceding clause (i); (g) [reserved];

-128- (h) [reserved]; (i) Indebtedness representing deferred compensation to employees of the Parent Borrower (or any direct or indirect parent of the Parent Borrower) and its Restricted Subsidiaries incurred in the ordinary course of business; (j) Any Indebtedness to current or former officers, directors, partners, managers, consultants and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Parent Borrower (or any direct or indirect parent thereof) permitted by Section 7.06(f); (k) Indebtedness incurred by the Parent Borrower or any of its Restricted Subsidiaries in the Transactions, a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, in each case to the extent constituting indemnification obligations or obligations in respect of purchase price (including earn-outs) or other similar adjustments; (l) Indebtedness consisting of obligations of the Parent Borrower or any of its Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Transactions and Permitted Acquisitions or any other Investment expressly permitted hereunder; (m) Cash Management Obligations and other Indebtedness in respect of netting corporate credit cards, services, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case incurred in the ordinary course; (n) Indebtedness consisting of (a) the financing of insurance premiums or (b) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (o) Indebtedness incurred by the Parent Borrower or any of its Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; (p) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Parent Borrower or any of its Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice; (q) Indebtedness supported by a Letter of Credit in a principal amount not to exceed the face amount of such Letter of Credit; (r) (i) other Indebtedness of the Parent Borrower or any Restricted Subsidiary in an unlimited amount, so long as, at the time such Indebtedness is incurred, the Total Leverage Ratio (calculated on a Pro Forma Basis but excluding the cash proceeds therefrom) as of the last day of the most recently ended Test Period is not greater than the Total Leverage Ratio required under Section 7.11(a) (without giving effect to any Leverage Increase Period unless such Indebtedness is incurred to finance the Material Acquisition which permitted such Leverage Increase Period) (provided that, with respect to all Indebtedness of this clause (r), (1) such Indebtedness shall not mature prior to the date that is ninety one (91) days after the Maturity Date of the Revolving Credit Loans or any then-existing Term Loans (but may have a springing maturity date consistent with the Revolving Credit Facility) or have a Weighted Average Life to Maturity

-129- less than the Weighted Average Life to Maturity of any then-existing Term Loans or the Revolving Credit Loans, plus ninety-one (91) days; provided that the foregoing requirements of this clause (1) shall not apply to any Inside Maturity Debt, any Qualifying Bridge Facility and any customary term “A” loans that are provided by commercial banks, (2) such Indebtedness shall not have mandatory prepayment, redemption or offer to purchase events more onerous than those applicable to any then-existing Term Loans; provided that the foregoing requirements of this clause (2) shall not apply to any Inside Maturity Debt, any Qualifying Bridge Facility, any customary term “A” loans that are provided by commercial banks and any Permitted Convertible Indebtedness, (3) the other terms and conditions of such Indebtedness (excluding pricing and optional prepayment or redemption terms) reflect market terms and conditions at the time of incurrence or issuance of such Indebtedness (as reasonably determined by the Parent Borrower in good faith), (4) such Indebtedness that is secured by a Lien on Collateral shall be subject to an Acceptable Intercreditor Agreement, (5) if such Indebtedness is secured, the Secured Leverage Ratio (calculated on a Pro Forma Basis but excluding the cash proceeds therefrom) as of the last day of the most recently ended Test Period on or prior to the incurrence of such Indebtedness is not greater than 3.25 to 1.00 and (6) the maximum aggregate outstanding principal amount of Indebtedness that may be incurred pursuant to this Section 7.03(r) by Non-Loan Parties shall not exceed, at the time such Indebtedness is incurred, the greater of (x) $125,250,000 and (y) 37.5% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period (calculated on a Pro Forma Basis)) (such Indebtedness incurred pursuant to this clause (r) being referred to as “Ratio Debt”); and (ii) any Permitted Refinancing of Indebtedness incurred under the foregoing clause (r)(i); (s) Indebtedness incurred by a Non-Loan Party, and guarantees thereof by a Non-Loan Party, in an aggregate outstanding principal amount not to exceed, at the time such Indebtedness or guarantee is incurred, (A) the greater of (x) $167,000,000 and (y) 50% of Consolidated EBITDA of the Parent Borrower for the most recently ended Test Period plus (B) the amount of any additional Indebtedness incurred from time to time pursuant to asset based revolving facilities provided by commercial banks or similar financial institutions; provided that (1) such Indebtedness is secured by Liens on the current assets of Restricted Subsidiaries that are not Loan Parties (and not on the Collateral), (2) Loan Parties shall not Guarantee such Indebtedness unless such Guarantee would otherwise be permitted under Section 7.02, and (3) borrowings under such asset based revolving facilities shall be subject to a borrowing base or similar advance rate criteria; (t) (i) Indebtedness (in the form of senior secured, senior unsecured, senior subordinated, or subordinated notes or loans) incurred by the Borrowers to the extent that the Borrowers shall have been permitted to incur such Indebtedness pursuant to, and such Indebtedness shall be deemed to be incurred in reliance on, Section 2.14; provided that (A) upon the effectiveness of such Indebtedness, except in connection with a Limited Condition Transaction (in which case no Specified Event of Default shall have occurred and is continuing or would result therefrom after giving effect to such Limited Condition Transaction and the funding of such Indebtedness), no Default or Event of Default has occurred and is continuing or shall result therefrom, (B) such Indebtedness shall not mature earlier than the Maturity Date of the Revolving Credit Facility (if such Indebtedness is incurred in lieu of Revolving Commitments) or any then-existing Term Loans (if such Indebtedness is incurred in lieu of Incremental Term Loans), as applicable; provided that the foregoing requirements of this clause (B) shall not apply to any Inside Maturity Debt, any Qualifying Bridge Facility and any customary term “A” loans that are provided by commercial banks, (C) as of the date of the incurrence of such Indebtedness, the Weighted Average Life to Maturity of such Indebtedness shall not be shorter than that of any then-existing Term Loans or the Revolving Credit Loans, as applicable; provided that the foregoing requirements of this clause (C) shall not apply to any Inside Maturity Debt, any Qualifying Bridge Facility and any customary term “A” loans that are provided by commercial banks, (D) no Restricted Subsidiary is a borrower or guarantor with respect to such Indebtedness unless such Restricted Subsidiary is a Subsidiary Guarantor which shall have previously or substantially concurrently guaranteed the Obligations and (E) the other terms and conditions of such

-130- Indebtedness (excluding pricing, optional prepayment or redemption terms) reflect market terms on the date of incurrence or issuance of such Indebtedness (as reasonably determined by the Parent Borrower in good faith), (such Indebtedness incurred pursuant to this clause (t) being referred to as “Incremental Equivalent Debt”) and (ii) any Permitted Refinancing of Indebtedness incurred under the foregoing clause (t)(i); (u) additional Indebtedness in an aggregate outstanding principal amount not to exceed, at the time such Indebtedness is incurred, the greater of (x) $250,500,000 and (y) 75% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period and calculated on a Pro Forma Basis; (v) Indebtedness assumed in connection with a Permitted Acquisition or other similar Investment not prohibited hereunder and not created in contemplation thereof, so long as, if such Indebtedness is secured, any Liens securing such Indebtedness only secure those obligations that existed on the date such Permitted Acquisition or similar Investment and such Liens do not extend to any other property of the Parent Borrower and its Restricted Subsidiaries; (w) any Permitted Convertible Indebtedness; and (x) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (w) above. For purposes of determining compliance with this Section 7.03, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses (a) through (x) above, the Borrowers may, in their sole discretion, classify and reclassify or later divide, classify or reclassify such item of Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses; provided that all Indebtedness outstanding under the Loan Documents will be deemed to have been incurred in reliance only on the exception in clause (a) of this Section 7.03. The accrual of interest, the accretion of accreted value, the amortization of original issue discount and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.03. Section 7.04. Fundamental Changes. Merge, amalgamate, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of the Borrower and its Restricted Subsidiaries, taken as a whole, to or in favor of any Person, except that: (a) any Restricted Subsidiary may merge, amalgamate or consolidate (i) with the Parent Borrower (subject to the same requirements as set forth in clause (d) below, including without limitation that the resulting entity shall succeed as a matter of law to all of the Obligations of the Parent Borrower), (ii) with any one or more other Subsidiaries (provided that (x) a Restricted Subsidiary shall be a continuing or surviving person, as applicable, and (y) when any Restricted Subsidiary that is a Loan Party is merging or amalgamating with another Subsidiary, a Loan Party shall be a continuing or surviving Person, as applicable, or the resulting entity shall succeed as a matter of law to all of the Obligations of such Loan Party (including, without limitation, as a Borrower, as applicable)) and (iii) in order to consummate a Permitted Tax Restructuring; (b) (i) any Restricted Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Restricted Subsidiary that is not a Loan Party, (ii) (A) any Restricted Subsidiary may liquidate, dissolve or wind up, or (B) any Restricted Subsidiary may change its legal form,

-131- in each case, if the Borrowers determine in good faith that such action is in the best interests of the Parent Borrower and its Subsidiaries and is not materially disadvantageous to the Lenders and (iii) the Borrowers may change their legal form if they determine in good faith that such action is in the best interests of the Parent Borrower and its Subsidiaries, and the Administrative Agent reasonably determines it is not disadvantageous to the Lenders; (c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Parent Borrower or another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then either (i) the transferee must be a Loan Party or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Restricted Subsidiary that is not a Loan Party in accordance with Section 7.02 and Section 7.03, respectively; (d) so long as no Event of Default exists or would result therefrom, any Borrower may merge or amalgamate with any other Person (1) in a transaction in which such Borrower is the continuing or surviving entity of such transaction or (2) in a transaction in which such other Person is the surviving or continuing entity of such transaction (such person, the “Successor Borrower”); provided that, in the case of this clause (2), (i) such Successor Borrower is organized under the laws of the United States, any state thereof or the District of Columbia; (ii) such Successor Borrower shall assume the Obligations of such Borrower under the Loan Documents; (iii) each Guarantor shall have confirmed that its Guaranty shall apply to the Successor Borrower’s obligations under the Loan Documents; (iv) each Guarantor shall have by a supplement to the Security Agreement and other applicable Collateral Documents confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under the Loan Documents; (v) [reserved]; (vi) such Borrower shall have delivered information reasonably requested in writing by the Administrative Agent (or any Lender through the Administrative Agent) reasonably required by regulatory authorities under “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and, to the extent required by 31 C.F.R. § 1010.230, a certification of the Parent Borrower regarding beneficial ownership and (vii) such Borrower shall have delivered of an officer’s certificate certifying the compliance with the foregoing; and (e) so long as no Default exists or would result therefrom, any Restricted Subsidiary may merge, amalgamate or consolidate with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that the continuing or surviving Person shall be a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall have complied or will comply with the requirements of Section 6.10 within the time periods specified thereby. Section 7.05. [Reserved]. Section 7.06. Restricted Payments. Declare or make any Restricted Payment, except: (a) each Restricted Subsidiary may make Restricted Payments to the Parent Borrower and to other Restricted Subsidiaries (and, in the case of a Restricted Payment by a non-Wholly Owned Restricted Subsidiary, to the Parent Borrower and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (b) (i) the Parent Borrower may (or may make Restricted Payments to permit any direct or indirect parent thereof to) redeem in whole or in part any of its Equity Interests for another class of its (or such parent’s) Equity Interests or rights to acquire its Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests, provided that any terms and provisions material to the interests of the Lenders, when taken as a whole, contained in such other class of Equity

-132- Interests are at least as advantageous to the Lenders as those contained in the Equity Interests redeemed thereby and (ii) the Parent Borrower may declare and make dividend payments or other distributions payable solely in Qualified Equity Interests (to the extent not utilized in connection with any other transactions permitted pursuant to Section 7.02, Section 7.03, Section 7.06 or Section 7.08); (c) Restricted Payments made on or after the Effective Date in connection with the Transactions, including the fees and expenses associated therewith; (d) to the extent constituting Restricted Payments, the Parent Borrower and its Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02, Section 7.04 or Section 7.07; (e) (i) repurchases of Equity Interests in the ordinary course of business in the Parent Borrower (or any direct or indirect parent thereof) or any Restricted Subsidiary deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants and (ii) payments made or expected to be made by the Parent Borrower or any Restricted Subsidiary in respect of withholding or similar Taxes payable or expected to be payable by any future, present or former employee, director, officer, manager, consultant or independent contractor of the Parent Borrower or any Restricted Subsidiary (or their respective Affiliates, management investment vehicles, estates, descendants, family members, spouses and former spouses and any trusts, limited liability companies, corporations, partnerships or other entities for the benefit of, or controlled by, any of the foregoing) in connection with the exercise of stock options or the grant, vesting or delivery of Equity Interests (including, without limitation, restricted stock units) of the Parent Borrower (or any direct or indirect parent company of the Parent Borrower); (f) [reserved]; (g) the Parent Borrower or any Restricted Subsidiary may make Restricted Payments with (a) proceeds received by or made to the Parent Borrower (or any direct or indirect parent thereof and contributed by such parent to the Parent Borrower) from any capital contributions or issuance of Qualified Equity Interests (or issuance of debt securities by the Parent Borrower or any of its Restricted Subsidiaries that have been converted into or exchanged for Qualified Equity Interests of the Parent Borrower or any direct or indirect parent thereof), (b) proceeds received by the Parent Borrower or any Restricted Subsidiary in connection with the sale, transfer or other disposition of its ownership interest in any JV Entity or Unrestricted Subsidiary, and/or (c) the proceeds of any cash dividends and/or other cash distributions received by the Parent Borrower or any Restricted Subsidiary from any JV Entity or Unrestricted Subsidiaries, in each case, following the Effective Date and, in each case, other than any such amounts that have been utilized to make Investments pursuant to Section 7.02(n) or to make payments pursuant to Section 7.08(a)(iv) (provided that (x) at the time of any such prepayment, redemption, purchase, defeasance and other payment, no Specified Event of Default shall have occurred and be continuing or would result therefrom and (y) on a Pro Forma Basis the Parent Borrower would be able to incur $1.00 pursuant to Section 7.03(r)(i)); (h) the Parent Borrower or any Restricted Subsidiary may pay any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement (it being understood that a distribution pursuant to this Section 7.06(h) shall be deemed to have utilized capacity under such other provision of this Agreement); (i) the Parent Borrower or any Restricted Subsidiary may (a) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof, or any Permitted Acquisition and (b) honor any conversion request by a holder of convertible Indebtedness (including making any cash

-133- payments in connection with any such conversion) and make other payments on convertible Indebtedness in accordance with its terms; (j) so long as no Event of Default pursuant to Sections 8.01(a), 8.01(f) or 8.01(g) has occurred and is continuing with respect to any Borrower or Guarantor, the Parent Borrower or any Restricted Subsidiary may make additional Restricted Payments in an amount not to exceed, at the time of such Restricted Payment, the greater of (x) $116,900,000 and (y) 35% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period calculated on a Pro Forma Basis; (k) so long as no Event of Default pursuant to Sections 8.01(a), 8.01(f) or 8.01(g) has occurred and is continuing with respect to any Borrower or Guarantor, the Parent Borrower or any Restricted Subsidiary may repurchase Equity Interests pursuant to any stock repurchase or similar agreement (including any accelerated share repurchase or other structured share repurchase agreement) approved by the board of directors (or appropriate equivalent committee thereof) of the Parent Borrower; provided, that the aggregate amount of such payments shall not exceed the greater of (x) $167,000,000 and (y) 50% of Consolidated EBITDA in any fiscal year (with unused amounts in any fiscal year being carried over to the two immediately succeeding fiscal years); (l) [reserved]; (m) [reserved]; and (n) the Parent Borrower or any Restricted Subsidiary may make additional Restricted Payments; provided that, at the time of such Restricted Payment, (i) no Event of Default has occurred and is continuing and (ii) the Total Leverage Ratio of the Parent Borrower as of the end of the most recently ended Test Period, on a Pro Forma Basis, would be no greater than the Total Leverage Ratio that is 0.50:1.00 lower than the Total Leverage Ratio required under Section 7.11(a) (without giving effect to any Leverage Increase Period thereunder). Section 7.07. Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Parent Borrower with a fair market value in excess of $100,000,000 for any individual transaction, whether or not in the ordinary course of business, other than: (a) transactions between or among (i) the Parent Borrower or any Restricted Subsidiary or any entity that becomes a Restricted Subsidiary as a result of such transaction and (ii) Restricted Subsidiaries or any entity that becomes a Restricted Subsidiary as a result of such transaction; (b) transactions on terms not less favorable to the Parent Borrower or such Restricted Subsidiary as would be obtainable by the Parent Borrower or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate; (c) (i) the Transactions and (ii) the payment of fees and expenses related to the Transactions; (d) the issuance of Equity Interests to any officer, director, manager, employee or consultant of the Parent Borrower or any of its Subsidiaries or any direct or indirect parent of the Parent Borrower in connection with the Transaction; (e) the issuance of Qualified Equity Interests to any Person;

-134- (f) equity issuances, repurchases, redemptions, retirements or other acquisitions or retirements of Equity Interests by the Parent Borrower or any Restricted Subsidiary permitted under Section 7.06; (g) loans and other transactions by and among the Parent Borrower and/or one or more Subsidiaries to the extent permitted under this Article VII; (h) employment and severance arrangements between the Parent Borrower or any of its Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock-based compensation plans and employee benefit plans and arrangements; (i) [reserved]; (j) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, managers, officers, employees and consultants of the Parent Borrower and its Restricted Subsidiaries or any direct or indirect parent of the Parent Borrower in the ordinary course of business to the extent attributable to the ownership or operation of the Parent Borrower and its Restricted Subsidiaries; (k) transactions pursuant to agreements in existence on the Effective Date and set forth on Schedule 7.07 to the Disclosure Letter, or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect; (l) dividends and other Restricted Payments permitted under Section 7.06; (m) [reserved]; (n) transactions entered into by an Unrestricted Subsidiary with an Affiliate prior to the redesignation of any such Unrestricted Subsidiary as a Restricted Subsidiary pursuant to the definition of “Unrestricted Subsidiary”; provided that such transactions were not entered into in contemplation of such redesignation; (o) [reserved]; and (p) transactions in connection with Permitted Tax Restructurings. Section 7.08. Prepayments, Etc., of Subordinated Debt. (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to one year before the scheduled maturity thereof in any manner any Subordinated Debt (it being understood that payments of regularly scheduled interest, AHYDO payments and mandatory prepayments under any such Subordinated Debt Documents shall not be prohibited by this clause), except for (i) the refinancing thereof with, or the exchange thereof for, of any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing), (ii) the conversion thereof to Equity Interests (other than Disqualified Equity Interests) of the Parent Borrower or any of its direct or indirect parents and the payment of cash in lieu of fractional shares in connection therewith, (iii) prepayments, redemptions, purchases, defeasances and other payments thereof prior to their scheduled maturity in an aggregate amount not to exceed, at the time of such prepayments, redemptions, purchases, defeasances or other payments, the greater of (x) $116,900,000 and (y) 35% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period calculated on a Pro Forma Basis, (iv) payments made with (a) proceeds received by or made to the Parent Borrower (or any direct or indirect parent thereof and contributed by such parent to the Parent Borrower) from any capital contributions or issuance of Qualified Equity Interests (or issuance

-135- of debt securities by the Parent Borrower or any of its Restricted Subsidiaries that have been converted into or exchanged for Qualified Equity Interests of the Parent Borrower or any direct or indirect parent thereof), (b) proceeds received by the Parent Borrower or any Restricted Subsidiary in connection with the sale, transfer or other disposition of its ownership interest in any JV Entity or Unrestricted Subsidiary, and/or (c) the proceeds of any cash dividends and/or other cash distributions received by the Parent Borrower or any Restricted Subsidiary from any JV Entity or Unrestricted Subsidiaries, in each case, following the Effective Date and, in each case, other than any such amounts that have been utilized to make Restricted Payments pursuant to Section 7.06(g) or Investments pursuant to Section 7.02(n) (provided that (x) at the time of any such prepayment, redemption, purchase, defeasance and other payment, no Specified Event of Default shall have occurred and be continuing or would result therefrom and (y) on a Pro Forma Basis the Parent Borrower would be able to incur $1.00 pursuant to Section 7.03(r)(i)), (v) payments expressly permitted pursuant to the applicable subordination agreement or intercreditor agreement to which the Administrative Agent is a party, and (vi) other prepayments, redemptions, purchases, defeasances and other payments thereof prior to their scheduled maturity (provided that, at the time of such prepayments, redemptions, purchases, defeasances or other payments, (x) no Event of Default has occurred and is continuing and (y) the Total Leverage Ratio of the Parent Borrower as of the end of the most recently ended Test Period, on a Pro Forma Basis, would be no greater than the Total Leverage Ratio that is 0.25:1.00 lower than the Total Leverage Ratio required under Section 7.11(a) (without giving effect to any Leverage Increase Period thereunder)). (b) Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Subordinated Debt Documents without the consent of the Required Lenders (not to be unreasonably withheld, conditioned or delayed) or as otherwise expressly permitted pursuant to the applicable subordination agreement or intercreditor agreement to which the Administrative Agent is a party. Section 7.09. Fiscal Year. Change its fiscal year; provided, that, upon at least 5 Business Days’ prior written notice (or such shorter notice as is agreed by the Administrative Agent in its sole discretion), the Parent Borrower or any Subsidiary shall be permitted to change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, and, in connection therewith, the Parent Borrower and the Administrative Agent shall make, and the Lenders hereby authorize the Administrative Agent to make, any adjustments to this Agreement and the other Loan Documents that are necessary to reflect such change in fiscal year. Section 7.10. Subsidiary Distributions. Enter into any agreement, instrument, deed or lease which prohibits or limits the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests; provided that the foregoing shall not apply to: (a) restrictions and conditions imposed by (A) any Laws or (B) any Loan Document; (b) customary restrictions and conditions existing on the Effective Date or to any extension, renewal, amendment, modification or replacement thereof, except to the extent any such extension, renewal, amendment, modification or replacement expands the scope of any such restriction or condition; (c) customary restrictions and conditions arising in connection with any Disposition or contained in any asset purchase agreement, stock purchase agreement, merger agreement or similar acquisition agreement to which Parent Borrower or any Restricted Subsidiary is a party pending consummation of the transaction contemplated thereby; provided that such restrictions and conditions apply only to the Subsidiary or assets subject to such transaction and such transaction is permitted hereunder;

-136- (d) customary provisions in leases, licenses and other contracts restricting the assignment thereof; (e) restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent such restriction applies only to the property securing such Indebtedness; (f) any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Restricted Subsidiary (but not any modification or amendment expanding the scope of any such restriction or condition), provided that such agreement was not entered into in contemplation of such Person becoming a Restricted Subsidiary and the restriction or condition set forth in such agreement does not apply to the Parent Borrower or any other Restricted Subsidiary; (g) any restrictions or conditions in any Indebtedness permitted pursuant to Section 7.03 or by the definitions of “Refinancing Term Loans” and “Refinancing Revolving Commitments” hereof, incurred or assumed by Non-Loan Parties to the extent such restrictions or conditions are no more restrictive than the restrictions and conditions in the Loan Documents, taken as a whole, or, in the case of Subordinated Debt, are market terms at the time of issuance (as determined in good faith by the Parent Borrower) and are imposed solely on such Non-Loan Party and its Subsidiaries; (h) any restrictions on cash or other deposits imposed by agreements entered into in the ordinary course of business; (i) customary provisions in shareholders agreements, joint venture agreements, organizational documents or similar binding agreements relating to any JV Entity or non-Wholly Owned Restricted Subsidiary and other similar agreements applicable to JV Entities and non-Wholly Owned Restricted Subsidiaries permitted under Section 7.02 and applicable solely to such JV Entity or non-Wholly Owned Restricted Subsidiary and the Equity Interests issued thereby; (j) customary restrictions in leases, subleases, licenses or asset sale agreements and other similar contracts otherwise permitted hereby so long as such restrictions relate only to the assets subject thereto; (k) customary provisions restricting assignment of any agreement entered into in the ordinary course of business; (l) customary net worth provisions contained in real property leases entered into by Subsidiaries of the Parent Borrower, so long as the Parent Borrower has determined in good faith that such net worth provisions could not reasonably be expected to impair the ability of the Parent Borrower and its Subsidiaries to meet their ongoing obligation; and (m) restrictions imposed by any agreement governing Indebtedness entered into on or after the Effective Date and permitted under Section 7.03 that are, taken as a whole, in the good faith judgment of the Parent Borrower, no more restrictive with respect to the Borrowers or any Restricted Subsidiary than customary market terms for Indebtedness of such type, so long as the Parent Borrower shall have determined in good faith that such restrictions will not adversely affect in any material respect its obligation or ability to make any payments required hereunder. Section 7.11. Financial Covenant. (a) Permit the Total Leverage Ratio as of the end of any Test Period, commencing with the Test Period ended on the last day of the first fiscal quarter of the Parent Borrower ending on or after the

-137- Effective Date, to be greater than 4.00:1.00 calculated on a Pro Forma Basis; provided, that, upon the consummation of a Material Acquisition, for each of the four fiscal quarters of the Parent Borrower immediately following the consummation of such Material Acquisition (including the fiscal quarter of the Parent Borrower in which such Material Acquisition was consummated), the ratio set forth above shall be increased by 0.50:1.00 (such period, the “Leverage Increase Period”); provided, further, that, (i) for at least two fiscal quarters of the Parent Borrower immediately following each Leverage Increase Period, the Total Leverage Ratio as of the end of such fiscal quarters shall not be greater than 4.00:1.00 prior to giving effect to another Leverage Increase Period and (ii) after the consummation of a Material Acquisition, each Leverage Increase Period shall only apply with respect to the following (and not for any other purpose): (A) the calculation of the Total Leverage Ratio as of the end of any fiscal quarter of the Parent Borrower for purposes of determining compliance with this Section 7.11; (B) the calculation required by Section 2.14(a)(iii) for the purpose of determining the permissibility of the incurrence of any Incremental Facility (including any Incremental Equivalent Debt), the proceeds of which will be used to finance all or a portion of the consideration for the Material Acquisition triggering such Leverage Increase Period (it being understood and agreed that (1) if such Material Acquisition is a Limited Condition Transaction, such calculation may be made as of the LCT Test Date with respect to such Limited Condition Transaction and (2) the Leverage Increase Period shall only apply for purposes of the calculation referenced in this clause (B) and not for any other purpose, unless and until such Material Acquisition is consummated (after which time the Leverage Increase Period shall only apply for the purposes otherwise set forth in this proviso)); (C) the calculation required by Section 7.02(y) for the purpose of determining the permissibility of the making of the Investments as specified therein; (D) the calculation required by Section 7.06(n) for the purpose of determining the permissibility of the making of any Restricted Payments as specified therein and (E) the calculation required in Section 7.03(r)(i) for the purpose of determining the permissibility of the incurrence of any Indebtedness the proceeds of which will be used to finance all or a portion of the consideration for the Material Acquisition triggering such Leverage Increase Period (it being understood and agreed that (1) if such Material Acquisition is a Limited Condition Transaction, such calculation may be made as of the LCT Test Date with respect to such Limited Condition Transaction and (2) the Leverage Increase Period shall only apply for purposes of the calculation referenced in this clause (E) and not for any other purpose, unless and until such Material Acquisition is consummated (after which time the Leverage Increase Period shall only apply for the purposes otherwise set forth in this proviso)). (b) Permit the Interest Coverage Ratio as of the end of any Test Period, commencing with the Test Period ended on the last day of the first fiscal quarter of the Parent Borrower ending on or after the Effective Date, to be less than 3.00:1.00 (the covenants set forth in this Section 7.11 being, the “Financial Covenants”). Section 7.12. Outbound Investment Rules. The Parent Borrower will not, and will not permit any of its Subsidiaries to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Parent Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent to be in violation of the Outbound Investment Rules or cause the Administrative Agent to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.

-138- ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES Section 8.01. Events of Default. Any of the following events referred to in any of clauses (a) through (l) inclusive of this Section 8.01 shall constitute an “Event of Default”: (a) Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or L/C Borrowing or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or (b) Specific Covenants. The Parent Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a) or Section 6.04 (solely with respect to the Parent Borrower)or Article VII; provided that an Event of Default arising from a failure to comply with Section 6.03(a) shall be deemed to be no longer continuing automatically upon and simultaneously with the underlying Default ceasing to be continuing so long as the Parent Borrower has provided notice to the Administrative Agent promptly after a Responsible Officer obtains knowledge of such underlying Default; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Borrowers of written notice thereof by the Administrative Agent or the Required Lenders; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made and such incorrect or misleading representation, warranty, certification or statement of fact, if capable of being cured, remains so incorrect or misleading for thirty (30) days after receipt by the Borrowers of written notice thereof by the Administrative Agent or the Required Lenders; or (e) Cross-Default. Any Loan Party or any Restricted Subsidiary (i) fails to make any payment beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate principal amount exceeding the Threshold Amount, or (ii) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than any event requiring prepayment pursuant to customary asset sale events, insurance and condemnation proceeds events, change of control offers events and excess cash flow and indebtedness sweeps), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, all such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem all such Indebtedness to be made, prior to its stated maturity; provided that this clause (ii) shall not apply to (A) secured Indebtedness that becomes due (or requires an offer to purchase) as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness and (B) any repurchase, prepayment, defeasance, redemption, conversion or settlement with respect to any convertible Indebtedness, or satisfaction of any condition giving rise to or permitting the foregoing, pursuant to its terms unless such repurchase, prepayment, defeasance, redemption, conversion or settlement results from a default thereunder;

-139- provided, further, that (x) such failure or breach is unremedied and is not waived by the required holders of such Indebtedness and (y) for the avoidance of doubt, any event or condition set forth under this paragraph (e) shall not, until the expiration of any applicable grace period or the delivery of notice by the applicable holder or holders of such Indebtedness, constitute a Default or an Event of Default for purposes of this Agreement; or (f) Insolvency Proceedings, Etc. Except with respect to any dissolution or liquidation of a Restricted Subsidiary expressly permitted by Section 7.04, any Loan Party or any of the Restricted Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, interim receiver, receiver and manager, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, interim receiver, receiver and manager, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for ninety (90) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for ninety (90) calendar days; or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Restricted Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Loan Parties, taken as a whole, and is not released, vacated or fully bonded within ninety (90) days after its issue or levy; or (h) Judgments. There is entered against any Loan Party or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of ninety (90) consecutive days; or (i) Invalidity of Collateral Documents. Any material provision of any Collateral Document, at any time after its execution and delivery and for any reason other than as (i) expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04) or (ii) solely as a result of the Collateral Agent’s failure to (A) maintain possession of any stock certificates or other possessory Collateral delivered to it under the Collateral Documents or (B) file Uniform Commercial Code continuation statements or (iii) the satisfaction in full of all the Obligations (other than contingent indemnification obligations not yet due, Secured Hedge Agreements, Cash Management Obligations, and Letters of Credit that have been Cash Collateralized or back-stopped to the reasonable satisfaction of the applicable L/C Issuer), ceases to be in full force and effect or ceases to create a valid and perfected lien, with the priority set forth in the Collateral and Guarantee Requirement, on a material portion of the Collateral covered thereby; or any Loan Party contests in writing the validity or enforceability of any material provision of any Collateral Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Collateral Document (other than as a result of repayment in full of the Obligations (other than contingent indemnification obligations not yet due, Secured Hedge Agreements, Cash Management Obligations, and Letters of Credit that have been Cash Collateralized or back-stopped to the reasonable satisfaction of the applicable L/C Issuer) and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Collateral Document; or (j) Invalidity of Guarantees and other Loan Documents. Any Guarantee, after its execution and delivery, provided by the Parent Borrower or any other Guarantor that is a Material Subsidiary, any

-140- other Loan Document (subject to clause (i) above) or any material provision thereof, ceases to be in full force and effect (other than pursuant to the terms hereof or thereof) or any Loan Party denies or disaffirms in writing any such Guarantor’s material obligations under its Guarantee or such other Loan Documents it is subject to (other than as a result of repayment in full of the Obligations (other than contingent indemnification obligations not yet due, Secured Hedge Agreements, Cash Management Obligations, and Letters of Credit that have been Cash Collateralized or back-stopped to the reasonable satisfaction of the applicable L/C Issuer) and terminations of the Commitments); or (k) Change of Control. There occurs any Change of Control; or (l) ERISA. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in liability of a Loan Party or a Restricted Subsidiary or an ERISA Affiliate in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (ii) a Loan Party, any Restricted Subsidiary or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect. Section 8.02. Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may and, at the request of the Required Lenders, shall take any or all of the following actions: (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; (c) require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to 103% of the then Outstanding Amount thereof); and (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided that upon the occurrence of an Event of Default under Section 8.01(f) or (g) with respect to the Parent Borrower, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. Section 8.03. Exclusion of Immaterial Subsidiaries. Solely for the purpose of determining whether a Default has occurred under clause (f) or (g) of Section 8.01, any reference in any such clause to any Restricted Subsidiary or Loan Party shall be deemed not to include any Subsidiary that is an Immaterial Subsidiary or at such time could, upon designation by the Parent Borrower, become an Immaterial Subsidiary affected by any event or circumstances referred to in any such clause unless the Consolidated EBITDA of such Subsidiary, in each case, as of the end of the most recently-ended Test Period on or prior to such event or circumstance, together with the Consolidated EBITDA of all other Subsidiaries affected

-141- by such event or circumstance referred to in such clause, in each case, as of the end of the most recently- ended Test Period on or prior to such event or circumstance, shall exceed 5% of the Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries as of the end of the most recently-ended Test Period on or prior to such event or circumstance. Section 8.04. Application of Funds. If the circumstances described in Section 2.12(g) have occurred, or after the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), including in any bankruptcy or insolvency proceeding, any amounts received on account of the Obligations shall be applied by the Administrative Agent, subject to any applicable intercreditor agreement entered into by the Agents pursuant to this Agreement that is then in effect, in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, Cash Management Obligations, and obligations under Secured Hedge Agreements, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to each Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest, Cash Management Obligations, and obligations under Secured Hedge Agreements) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest (including, but not limited to, post-petition interest), ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; Fifth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, Unreimbursed Amounts, face amounts of the L/C Borrowings, Swap Termination Value under Secured Hedge Agreements and Cash Management Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fifth held by them; Sixth, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrowers or as otherwise required by Law. Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Borrowers.

-142- ARTICLE IX ADMINISTRATIVE AGENT AND OTHER AGENTS Section 9.01. Authorization and Action. (a) Each Lender and L/C Issuer hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and L/C Issuer authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and L/C Issuer hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each L/C Issuer; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the L/C Issuers with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the L/C Issuers (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Parent Borrower. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for

-143- any Lender, L/C Issuer or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; (ii) where the Administrative Agent is required or deemed to act as a trustee in respect of any Collateral over which a security interest has been created pursuant to a Loan Document expressed to be governed by the laws of the United States, or is required or deemed to hold any Collateral “on trust” pursuant to the foregoing, the obligations and liabilities of the Administrative Agent to the Secured Parties in its capacity as trustee shall be excluded to the fullest extent permitted by applicable Law; (iii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account. (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) No Lead Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Parent Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Unreimbursed Amounts and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim under Sections 2.08, 2.09, 3.01, 3.03, 10.04 and 10.05) allowed in such judicial proceeding; and

-144- (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each L/C Issuer and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the L/C Issuers or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Sections 10.04 and 10.05). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or L/C Issuer in any such proceeding. (g) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and, except solely to the extent of the Parent Borrower’s rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrowers or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article. Section 9.02. Administrative Agent’s Reliance, Limitation of Liability, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 6.03 unless and until written notice thereof stating that it is a “notice under Section 6.03” in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by the Borrower, or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by any Borrower, a Lender or an L/C Issuer. Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Loan Document, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth

-145- in any Loan Document or the occurrence of any Default or Event of Default, (D) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (E) the satisfaction of any condition set forth in Article 4 or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, or (F) the creation, perfection or priority of Liens on the Collateral. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any liabilities, costs or expenses suffered by any Borrower, any Subsidiary, any Lender or any L/C Issuer as a result of, any determination of the Revolving Credit Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or L/C Issuer, or any Alternative Revolver Currency Equivalent, Alternative L/C Currency Equivalent or Dollar Equivalent. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any Note as its holder until such Note has been assigned in accordance with Section 10.07, (ii) may rely on the Register to the extent set forth in Section 10.07, (iii) may consult with legal counsel (including counsel to the Parent Borrower), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or L/C Issuer and shall not be responsible to any Lender or L/C Issuer for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, may presume that such condition is satisfactory to such Lender or L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or L/C Issuer sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). (d) With respect to its Commitment, Loans, L/C Commitments and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or L/C Issuer, as the case may be. The terms “L/C Issuer”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, L/C Issuer or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Borrower, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the L/C Issuers. Section 9.03. Posting of Communications. (a) The Parent Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the L/C Issuers by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).

-146- (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the L/C Issuers and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the L/C Issuers and the Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY LEAD ARRANGER OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY L/C ISSUER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. (d) Each Lender and each L/C Issuer agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and L/C Issuer agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or L/C Issuer’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, each of the L/C Issuers and the Parent Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any L/C Issuer to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. Section 9.04. Successor Administrative Agent.

-147- (a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the L/C Issuers and the Parent Borrower, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Parent Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default under Section 8.01(a), Section 8.01(f) or Section 8.01(g) has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the L/C Issuers and the Parent Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Collateral Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and each L/C Issuer. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article and Sections 10.04 and 10.05, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (i) above. Section 9.05. Acknowledgements of Lenders and L/C Issuers.

-148- (a) Each Lender and each L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the applicable Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender and each L/C Issuer agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities law), (iii) it has, independently and without reliance upon the Administrative Agent, any Lead Arranger, or any other Lender or L/C Issuer, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Lead Arranger or any other Lender or L/C Issuer, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning any Borrower and its respective Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date. (c) (i) Each Lender and each L/C Issuer hereby agrees that (x) if the Administrative Agent notifies such Lender or L/C Issuer that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender or L/C Issuer shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or L/C Issuer to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender or L/C Issuer shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set- off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender or L/C Issuer under this Section 9.05(c) shall be conclusive, absent manifest error.

-149- (ii) Each Lender and each L/C Issuer hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender and each L/C Issuer agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or such L/C Issuer shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) Each Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender or L/C Issuer that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or such L/C Issuer with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any other Loan Party. (iv) Each party’s obligations under this Section 9.05(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender or an L/C Issuer, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. (d) The Lenders and L/C Issuers acknowledge that there may be a constant flow of information (including information which may be subject to confidentiality obligations in favor of the Loan Parties) between the Loan Parties and their Affiliates, on the one hand, and JPMorgan Chase Bank, N.A. and its Affiliates, on the other hand. Without limiting the foregoing, the Loan Parties or their Affiliates may provide information, including updates to previously provided information to JPM and/or its Affiliates acting in different capacities, including as Lender, lead bank, arranger or potential securities investor, independent of such entity’s role as administrative agent hereunder. The Lenders and L/C Issuers acknowledge that neither JPM nor its Affiliates shall be under any obligation to provide any of the foregoing information to them. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide, and shall not be liable for the failure to provide, any Lender with any credit or other information concerning the Loans, the Lenders, the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates that is communicated to, obtained by, or in the possession of, the Administrative Agent or any of its Affiliates in any capacity, including any information obtained by the Administrative Agent in the course of communications among the Administrative Agent and any Loan Party, any Affiliate thereof or any other Person. Notwithstanding the foregoing, any such information may (but shall not be required to) be shared by the Administrative Agent with one or more Lenders, or any formal or informal committee or ad hoc group of such Lenders, including at the direction of a Loan Party.

-150- Section 9.06. Collateral and Guaranty Matters. (a) Except with respect to the exercise of setoff rights in accordance with Section 10.09 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. (b) In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Cash Management Obligations and no Secured Hedge Agreement, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such arrangement in respect of Cash Management Obligations or Secured Hedge Agreements, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph. (c) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i) and (o). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral. (d) The Lenders irrevocably agree: (i) that any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document shall be automatically released (A) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) Obligations in respect of any Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations and other contingent obligations not yet accrued and payable) and the expiration or termination of all Letters of Credit (other than Letters of Credit that have been Cash Collateralized or back-stopped to the reasonable satisfaction of the applicable L/C Issuer), (B) at the time the property subject to such Lien is transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than any other Loan Party, (C) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (ii) or (iii) below or (D) if the property subject to such Lien becomes Excluded Property; (ii) if any Subsidiary Guarantor (other than a Borrower) ceases to be a Restricted Subsidiary, or becomes an Excluded Subsidiary, in each case, as a result of a transaction or designation permitted hereunder (as certified in writing delivered to the Administrative Agent by a Responsible Officer of the Parent Borrower), (x) such Subsidiary shall be automatically released from its obligations under the Guaranty and (y) any Liens granted by such Subsidiary or Liens on the Equity Interests of such Subsidiary (to the extent such Equity Interests have become Excluded Property or are being transferred to a Person that is not a Loan Party) shall be automatically released;

-151- provided that if such Subsidiary Guarantor becomes an Excluded Subsidiary as a result of clause (h) of the definition thereof, such Person shall only be released under this Guaranty to the extent that (i) (x) at the time such Guarantor ceases to be a Wholly Owned Restricted Subsidiary such Guarantor ceased to be a Wholly Owned Subsidiary as a result of a joint venture or other strategic transaction permitted hereunder; provided that the purpose of such transaction was not to evade the Guarantee required hereunder and (y) the transaction by which such Guarantor ceases to be a Wholly Owned Restricted Subsidiary was consummated on an arm’s-length basis with an unaffiliated third-party or (ii) after giving effect to the transaction, the Guarantor being released from its Guarantee Obligations is no longer a direct or indirect Restricted Subsidiary of the Parent Borrower; (iii) a Borrower (other than the Parent Borrower) ceases to be a Restricted Subsidiary, as a result of a transaction or designation permitted hereunder (as certified in writing delivered to the Administrative Agent by a Responsible Officer of the Parent Borrower), upon written request of the Parent Borrower, such Borrower shall cease to be a Borrower under this Agreement and any Liens granted by such Borrower shall be released; provided that the Parent Borrower shall have expressly assumed all obligations of such Borrower under this Agreement. In each case as specified in this Section 9.06(d), the Administrative Agent will promptly (and each Lender irrevocably authorizes and directs the Administrative Agent to), at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.06(d). Prior to releasing or subordinating its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty or any Borrower as a Borrower pursuant to this Section 9.06(d), the Administrative Agent and/or the Collateral Agent shall be entitled to receive a certificate of a Responsible Officer of the Parent Borrower stating that such actions are permitted under this Agreement. Neither the Administrative Agent nor the Collateral Agent shall be liable for any such release undertaken in reliance upon any such certificate of a Responsible Officer of the Parent Borrower. The Collateral Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 9.06 or in any of the Collateral Documents. Section 9.07. Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations

-152- owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 10.01 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. Section 9.08. Certain ERISA Matters. (a) Each Lender and each L/C Issuer (x) represents and warrants, as of the date such Person became a Lender or L/C Issuer, as applicable, party hereto, to, and (y) covenants, from the date such Person became a Lender or L/C Issuer, as applicable, party hereto to the date such Person ceases being a Lender or L/C Issuer, as applicable, party hereto, for the benefit of, the Administrative Agent and each Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender or L/C Issuer, as applicable, is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

-153- (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s or L/C Issuer’s, as applicable, entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender or L/C Issuer, as applicable, is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender or L/C Issuer, as applicable. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, or any Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). (c) The Administrative Agent and each Lead Arranger hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

-154- Section 9.09. Borrower Communications. (a) The Administrative Agent, the Lenders and the L/C Issuers agree that the Borrower may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”). (b) Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system), each of the Lenders, each of the L/C Issuers and the Parent Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Parent Borrower that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the L/C Issuers and the Parent Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution. (c) THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATION, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL ANY APPLICABLE PARTY HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY L/C ISSUER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL. “Borrower Communications” means, collectively, any Committed Loan Notice, Interest Election Request, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of Credit or other notice, demand, communication, information, document or other material provided by or on behalf of any Borrower or any other Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by any Borrower to the Administrative Agent through an Approved Borrower Portal. (a) Each of the Lenders, each of the L/C Issuers and each Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (b) Nothing herein shall prejudice the right of any Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. Section 9.10. Withholding Tax. To the extent required by any applicable Law, the Administrative Agent may deduct or withhold from any payment to any Lender under any Loan Document

-155- an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of, withholding Tax ineffective), such Lender shall indemnify and hold harmless the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, and shall make payable in respect thereof within ten (10) days after demand therefor including any penalties, additions to Tax or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document or from any other sources against any amount due the Administrative Agent under this Section 9.10. The agreements in this Section 9.10 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and the repayment, satisfaction or discharge of all other obligations. For the avoidance of doubt, (1) the term “Lender” shall, for purposes of this Section 9.10, include any L/C Issuer and “applicable Law” includes FATCA and (2) this Section 9.10 shall not limit or expand the obligations of the Borrowers or any Guarantor under Section 3.01 or any other provision of this Agreement. Section 9.11. Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person, L/C Issuer and their Related Parties (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person, L/C Issuer and their Related Parties from and against any and all Indemnified Liabilities incurred by it in its capacity as an Agent-Related Person or L/C Issuer, as applicable; provided that no Lender shall be liable for the payment to any Agent-Related Person, L/C Issuer and their Related Parties of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s or L/C Issuer’s own gross negligence or willful misconduct, as determined by the final and non-appealable judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.11. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.11 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers, provided that such reimbursement by the Lenders shall not affect the Borrowers’ continuing reimbursement obligations with respect thereto, if any. The undertaking in this Section 9.11 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

-156- ARTICLE X MISCELLANEOUS Section 10.01. Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrowers or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers or the applicable Loan Party, as the case may be, acknowledged by the Administrative Agent (not to be unreasonably withheld or delayed) and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender without the written consent of each Lender directly and adversely affected thereby (it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender); (b) postpone any date scheduled for, or reduce the amount of, any payment of principal, interest, fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; (c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby, it being understood that any change to the definition of “Secured Leverage Ratio” or “Total Leverage Ratio” or in the component definitions thereof shall not constitute a reduction in the rate of interest or fees; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest at the Default Rate; (d) change any provision of this Section 10.01 or change any provision of Section 2.13 or Section 8.04 that would alter the pro rata sharing or the order of payments without the written consent of each Lender directly and adversely affected thereby; (e) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; provided that any transaction permitted under Section 7.04 shall not be subject to this clause (e) to the extent such transaction does not result in the release of all or substantially all of the Collateral; (f) release all or substantially all of the value of the Guarantees in any transaction or series of related transactions, without the written consent of each Lender; provided that any transaction permitted under Section 7.04 shall not be subject to this clause (f) to the extent such transaction does not result in the release of all or substantially all of the Guarantees; (g) change the definition of “Required Lenders” without the written consent of each Lender; (h) (i) contractually subordinate any Obligations in right of payment to any other Indebtedness of the Borrowers and/or Guarantors or (ii) contractually subordinate the Liens securing the Obligations on all or substantially all of the Collateral to Liens on all or substantially all of the Collateral securing other Indebtedness, without the written consent of each Lender directly and adversely affected thereby (it being understood that this clause (h) shall not (A) restrict an amendment to increase the maximum permitted

-157- amount of Indebtedness (x) incurred under Section 7.03(f) and (y) secured by liens under Section 7.01(i) as in effect on the Effective Date or (B) apply to the incurrence of debtor-in-possession financing (or similar financing arrangements in insolvency proceedings in non-U.S. jurisdictions) approved by the applicable bankruptcy court); or (i) waive any condition set forth in Section 4.01 or 4.02 without the written consent of each Lender. and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, change any provision of Section 1.10 or affect the rights or duties of an L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document and (iii) (A) any amendment or waiver that by its terms affects the rights or duties of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) will require only the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto if such Class of Lenders were the only Class of Lenders and (B) in determining whether the requisite percentage of Lenders have consented to any amendment, modification, waiver or other action, any Defaulting Lenders shall be deemed to have voted in the same proportion as those Lenders who are not Defaulting Lenders, except with respect to (x) any amendment, waiver or other action which by its terms requires the consent of all Lenders or each affected Lender and (y) any amendment, waiver or other action that by its terms adversely affects any Defaulting Lender in its capacity as a Lender in a manner that differs in any material respect from other affected Lenders, in which case the consent of such Defaulting Lender, as applicable, shall be required. Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, and the Borrowers and the Administrative Agent (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Credit Loans, the Incremental Term Loans, if any, and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. Notwithstanding anything to the contrary contained in this Section 10.01, any guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended, supplemented and waived with the consent of the Administrative Agent at the request of the Borrowers without the need to obtain the consent of any Lender if such amendment, supplement or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to add parallel debt provisions, (iii) to cure ambiguities, omissions, mistakes or defects or (iv) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents. Furthermore, with the consent of the Administrative Agent at the request of the Parent Borrower (without the need to obtain any consent of any Lender), any Loan Document may be amended to cure ambiguities, inconsistencies, omissions, mistakes or defects (which determination by the Parent Borrower and the Administrative Agent shall be conclusive). Notwithstanding anything in this Section 10.01 to the contrary, (a) technical and conforming modifications to the Loan Documents may be made with the consent of the Borrowers and the Administrative Agent to the extent necessary (i) to integrate any Incremental Facilities, Refinancing Revolving Commitments, Refinancing Term Loans or Extended Revolving Credit Commitments, (ii) to integrate or make administrative modifications with respect to borrowings and issuances of Letters of Credit,

-158- and (iii) to integrate and terms or conditions from any Incremental Facility Amendment that are more restrictive than this Agreement in accordance with Section 2.14(d) and (b) without the consent of any Lender or L/C Issuer, the Loan Parties and the Administrative Agent or any collateral agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into (x) any amendment, modification or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties or as required by local law to give effect to, or protect any security interest for benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law or this Agreement or in each case to otherwise enhance the rights or benefits of any Lender under any Loan Document or (y) any Acceptable Intercreditor Agreement pursuant to the terms thereof, in each case with the holders of Indebtedness permitted by this Agreement to be secured by the Collateral. Without limitation of the foregoing, the Borrowers may, without the consent of any Lenders, upon delivery to the Administrative Agent (i) increase the interest rates (including any interest rate margins or interest rate floors), fees and other amounts payable to any Class or Classes of Lenders hereunder, (ii) add, increase, expand and/or extend the call protection provisions and any “most favored nation” provisions benefiting any Class or Classes of Lenders hereunder and/or (iii) with the consent of the Administrative Agent, modify any other provision hereunder or under any other Loan Document in a manner, as determined by the Administrative Agent in its sole discretion, more favorable to the then-existing Lenders or Class or Classes of Lenders; provided that the Administrative Agent will have at least five Business Days (or such shorter period to which the Administrative Agent may consent in its reasonable discretion) after written notice from the Borrowers to provide such consent and may, in its sole discretion, provide written notice to the Lenders regarding any such proposed amendment. Section 10.02. Notices and Other Communications; Facsimile Copies. (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to any Borrower, to it at the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; (ii) if to the Administrative Agent from the Borrowers, to the address or addresses separately provided to the Parent Borrower; (iii) if to the Administrative Agent from the Lenders, to JPMorgan Chase Bank, N.A., 500 Stanton Christiana Rd., NCC5 / 1st Floor, Newark, DE 19713, Attention: Loan & Agency Services Group; (iv) if to any L/C Issuer, to it at the address separately provided to the Parent Borrower; (v) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a written notice to the Borrowers, the Administrative Agent and L/C Issuer. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) by hand or overnight courier service,

-159- or mailed by certified or registered mail, shall be deemed to have been given when received; (B) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (C) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(b)), when delivered; provided that notices and other communications to the Administrative Agent and L/C Issuer pursuant to Article II shall not be effective until actually received by such Person during the person’s normal business hours. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder. (b) Electronic Communications. Notices and other communications to the Borrowers, the Lenders and the L/C Issuers hereunder may be delivered or furnished by using Approved Electronic Platforms or Approved Borrower Portals (as applicable), in each case, pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by such electronic communication. The Administrative Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) [Reserved]. (d) Change of Address, Etc. Each of the Borrowers, the Administrative Agent and any L/C Issuer may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrowers, the Administrative Agent and the L/C Issuers. In addition, each Lender agrees to notify the Administrative Agents from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. (e) Reliance by Agents and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including any telephonic notices) purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify each Agent-Related Person and each L/C Issuer and Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Borrower in the absence of gross negligence or willful misconduct. All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent or the L/C Issuer, as applicable, and each of the parties hereto hereby consents to such recording. (f) Notice to other Loan Parties. The Borrowers agree that notices to be given to any other Loan Party under this Agreement or any other Loan Document may be given to the Borrowers in accordance

-160- with the provisions of this Section 10.02 with the same effect as if given to such other Loan Party in accordance with the terms hereunder or thereunder. (g) Communications. Each Loan Party hereby agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and any other Loan Document, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication (unless otherwise approved in writing by the Administrative Agent) that (i) relates to a request for a new, or a conversion of an existing, Borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) [reserved], (iv) provides notice of any Default under this Agreement or (v) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non excluded communications, collectively, the “Specified Communications”), by transmitting the Specified Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent at such e-mail address(es) provided to the Borrowers from time to time or in such other form, including hard copy delivery thereof, as the Administrative Agent shall require. In addition, each Loan Party agrees to continue to provide the Specified Communications to the Administrative Agent in the manner specified in this Agreement or any other Loan Document or in such other form, including hard copy delivery thereof, as the Administrative Agent shall reasonably request. Nothing in this Section 10.02 shall prejudice the right of the Agents, any Lender or any Loan Party to give any notice or other communication pursuant to this Agreement or any other Loan Document in any other manner specified in this Agreement or any other Loan Document or as any such Agent shall require. Section 10.03. No Waiver; Cumulative Remedies. No failure by any Lender, the L/C Issuers or the Administrative Agent or Collateral Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Section 10.04. Attorney Costs and Expenses. The Borrowers agree (a) if the Effective Date occurs, to pay or reimburse the Administrative Agent and the Lead Arrangers for all reasonable and documented or invoiced out-of-pocket costs and expenses associated with the syndication of the Loans and Commitments and the preparation, execution and delivery, administration, amendment, modification, waiver and/or enforcement of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), including all Attorney Costs of Davis Polk & Wardwell LLP (and any other counsel retained with the Borrowers’ consent (such consent not to be unreasonably withheld or delayed)) and one local and foreign counsel in each relevant jurisdiction, (b) all reasonable and documented out of-pocket costs and expenses incurred by each L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (c) to pay or reimburse the Administrative Agent, the Lead Arrangers, the L/C Issuers and each Lender for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all costs and expenses incurred in connection with any workout or restructuring in respect of the Loans, all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of one counsel for all such Persons (and, in the case of an actual or perceived conflict of interest, where such Person affected by such conflict informs the Borrowers of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Person)). The foregoing costs and

-161- expenses shall include all reasonable search, filing, recording and title insurance charges and fees related thereto, and other reasonable and documented out-of-pocket expenses incurred by any Agent. The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid within ten (10) Business Days of receipt by the Borrowers of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion. Section 10.05. Indemnification by the Borrowers. Whether or not the transactions contemplated hereby are consummated, the Borrowers shall indemnify and hold harmless each Agent-Related Person, each Lender, each L/C Issuer, each Lead Arranger and their respective Affiliates and their and their Affiliates’ respective partners, directors, officers, employees, counsel, agents, advisors, and other representatives (collectively, the “Indemnitees”) from and against any and all losses, liabilities, damages, claims, and reasonable and documented or invoiced out-of-pocket fees and expenses (including reasonable Attorney Costs of one counsel for all Indemnitees and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all Indemnitees (and, in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrowers of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Indemnitee)) of any such Indemnitee arising out of or relating to any claim or any litigation or other proceeding (regardless of whether such Indemnitee is a party thereto and whether or not such proceedings are brought by any Borrower, its equity holders, its Affiliates, creditors or any other third person) that relates to the Transaction, including the financing contemplated hereby, of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or Release or threat of Release of Hazardous Materials on, at, under or from any property currently or formerly owned, leased or operated by any Borrower, any other Loan Party or any of their respective Subsidiaries, or any Environmental Liability related in any way to any Borrower, any other Loan Party or any of their respective Subsidiaries, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its controlled Affiliates or controlling Persons or any of the partners, officers, directors, employees, agents, advisors or members of any of the foregoing, in each case who are involved in or aware of the Transaction (as determined by a court of competent jurisdiction in a final and non-appealable decision), (y) a material breach of the Loan Documents by such Indemnitee or one of its Affiliates (as determined by a court of competent jurisdiction in a final and non-appealable decision) or (z) disputes solely between and among such Indemnitees to the extent such disputes do not arise from any act or omission of the Borrowers or any of their Affiliates (other than with respect to a claim against an Indemnitee acting in its capacity as an Agent or Lead Arranger or similar role under the Loan Documents unless such claim arose from the gross negligence, bad faith or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). No Indemnitee

-162- shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Effective Date); provided that the foregoing shall not limit any Loan Party’s indemnification obligations hereunder. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, managers, partners, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 10.05 shall be paid within ten (10) Business Days after demand therefor; provided, however, if the Borrowers have reimbursed any Indemnitee for any legal or other expenses in connection with any Indemnified Liabilities and there is a final non-appealable judgment of a court of competent jurisdiction that the Indemnitee was not entitled to indemnification or contribution with respect to such Indemnified Liabilities pursuant to the express terms of this Section 10.05, then the Indemnitee shall promptly refund such expenses paid by the Borrowers to the Indemnitee. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. For the avoidance of doubt, this Section 10.05 shall not apply to Taxes other than Taxes that represent liabilities, obligations, losses, damages, etc., with respect to a non-Tax claim. Section 10.06. Payments Set Aside. To the extent that any payment by or on behalf of the Borrowers is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect. Section 10.07. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except as otherwise provided herein (including without limitation as permitted under Section 7.04), neither the Parent Borrower nor any of its Subsidiaries may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee, (ii) by way of participation in accordance with the provisions of Section 10.07(e) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(g) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b)

-163- (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations) at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of: (A) the Borrowers; provided that, (I) no consent of the Borrowers shall be required for an assignment (1) to any other Lender, any Affiliate of a Lender or any Approved Fund or (2) if an Event of Default pursuant to Sections 8.01(a), 8.01(f) or 8.01(g) has occurred and is continuing with respect to any Borrower or Guarantor, to any Assignee, and (II) the Borrowers shall be deemed to have consented to any such assignment of any Revolving Credit Loan unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; (B) the Administrative Agent; and (C) in the case of any assignment of any of the Revolving Credit Facility, each L/C Issuer. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Borrowers and the Administrative Agent otherwise consent; provided that (1) no such consent of the Borrowers shall be required if a Specified Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any; (B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption; (C) (1) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and any documentation required by Section 3.01(f) and (2) the Assignee shall have delivered to the Administrative Agent all documentation and other information that the Administrative Agent reasonably requests in order to comply with its ongoing obligations under applicable “know your customer”, and anti-money laundering rules and regulations, including the USA PATRIOT Act; (D) the Assignee shall not be a natural person, holding company, investment vehicle or trust for the primary benefit of a natural person or a Disqualified Lender (and such Assignee shall be required to represent that it is not a Disqualified Lender or an Affiliate of a Disqualified Lender that would constitute a Disqualified Lender but for the fact that it is not readily identifiable as such on the basis of its name); provided that whether a prospective assignee is a Disqualified Lender may be communicated to a Lender upon request but the list of Disqualified Lenders shall not be posted or otherwise distributed to the Lenders, prospective Lenders and prospective assignees; provided, further, that it is agreed that the Parent Borrower may withhold its consent to an assignment to any person

-164- that is known by it to be an Affiliate of a Disqualified Lender (regardless of whether it is readily identifiable as an Affiliate by virtue of its name (other than, in the case of Disqualified Lenders under clause (ii) of the definition thereof, such Affiliates that are bona fide debt funds)); (E) the Assignee shall not be a Defaulting Lender; (F) [reserved]; (G) [reserved]; (H) [reserved]; (I) [reserved]; (J) [reserved]; and (K) Notwithstanding anything to the contrary contained herein, if any Loans or Commitments are assigned or participated (x) to a Disqualified Lenders or (y) without complying with the Parent Borrower consent or notice requirements of this Section 10.07, then: (I) the Parent Borrower may require such Person to assign its rights and obligations to one or more Eligible Assignees at a price equal to the lesser of (X) the current trading price of the Loans, (Y) par and (Z) the amount such Person paid to acquire such Loans or Commitments, in each case, without premium, penalty, prepayment fee or breakage (which assignment shall not be subject to any processing and recordation fee) and if such Person does not execute and deliver to the Administrative Agent a duly executed Assignment and Assumption reflecting such assignment within three (3) Business Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption to such Person, then such Person shall be deemed to have executed and delivered such Assignment and Assumption without any action on its part, (II) no such Person shall receive any information or reporting provided by the Parent Borrower, the Administrative Agent or any Lender, (III) for purposes of voting, any Loans or Commitments held by such person shall be deemed not to be outstanding, and such person shall have no voting or consent rights with respect to “Required Lenders” or Class votes or consents, (IV) for purposes of any matter requiring the vote or consent of each Lender affected by any amendment or waiver, such Person shall be deemed to have voted or consented to approve such amendment or waiver if a majority of the affected Class (giving effect to clause (III) above) so approves, and (V) such Person shall not be entitled to any expense reimbursement or indemnification rights under any Loan Documents (including Sections 10.04 and 10.05) and the Parent Borrower expressly reserves all rights against such person under contract, tort or any other theory and shall be treated in all other respects as a Defaulting Lender; it being understood and agreed that the foregoing provisions shall not apply to any assignee of a Disqualified Lender that becomes a Lender so long as such assignee is not a Disqualified Lender or an Affiliate thereof. This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis. (c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d) and receipt by the Administrative Agent from the parties to each assignment of a processing and recordation fee of $3,500 (provided that (x) the Administrative Agent may, in its sole

-165- discretion, elect to waive such processing and recordation fee in the case of any assignment and (y) such processing and recordation fee shall not be payable in the case of assignments by any Affiliate of the Lead Arrangers), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.03, 3.04, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note (if any), the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e). For greater certainty, any assignment by a Lender pursuant to this Section 10.07 shall not in any way constitute or be deemed to constitute a novation, discharge, recession, extinguishment or substitution of the existing Indebtedness and any Indebtedness so assigned shall continue to be the same obligation and not a new obligation. (d) The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.03, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection (including, without limitation, electronically) by the Borrowers, any Agent and any Lender (with respect to its own interests only), at any reasonable time and from time to time upon reasonable prior notice. (e) Any Lender may at any time, without the consent of, or notice to, the Borrowers, the Administrative Agent or any L/C Issuer, sell participations to any Person (other than a natural person, the Parent Borrower or any of its Affiliates or, so long as whether a prospective participant is a Disqualified Lender may be communicated to a Lender upon request, a Disqualified Lender) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 10.01(a), (b), (c), (d), (e) or (f) that directly affects such Participant. Subject to Section 10.07(f), the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.03 and 3.04 (through the applicable Lender), subject to the requirements and limitations of such Sections (including Section 3.01(f)) and Sections 3.05 and 3.06, to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(b) (provided that any documentation required to be provided under Section 3.01(f)

-166- shall be provided solely to the participating Lender). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant shall be subject to Section 2.13 as though it were a Lender. Any Lender that sells participations shall maintain a register on which it enters the name and the address of each Participant and the principal amounts and related interest amounts of each Participant’s participation interest in the Commitments and/or Loans (or other rights or obligations) held by it (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation interest as the owner thereof for all purposes. In maintaining the Participant Register, such Lender shall be acting as the non-fiduciary agent of the Borrowers solely for this purpose and undertakes no duty, responsibility or obligation to the Borrowers (without limitation, in no event shall such Lender be a fiduciary of the Borrowers for any purpose). No Lender shall have any obligation to disclose all or any portion of a Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103(c) of the United States Treasury Regulations or, if different, under Sections 871(h) or 881(c) of the Code. (f) A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.03 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to a greater payment results from a Change in Law after such Participant acquired the applicable participation. (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (h) [Reserved]. (i) Notwithstanding anything to the contrary contained herein, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise. (j) Notwithstanding anything to the contrary contained herein, subject to the appointment and acceptance of a successor L/C Issuer reasonably acceptable to the Borrowers, any L/C Issuer may, upon thirty (30) days’ notice to the Borrowers, the Administrative Agent and the Lenders, resign as an L/C Issuer. In the event of any such resignation of an L/C Issuer, the Borrowers shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer hereunder; provided that no failure by the Borrowers to appoint any such successor shall affect the resignation of the relevant L/C Issuer. If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to

-167- make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)) but shall not be required to issue additional Letters of Credit or extend or otherwise amend any existing Letter of Credit. (k) [Reserved]. (l) No Agent-Related Person shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders; further, without limiting the generality of the foregoing clause, no Agent-Related Person shall (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Lender. Notwithstanding anything to the contrary herein, no Lender shall make any assignment to the Parent Borrower or its Subsidiaries. Section 10.08. Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information and to not use or disclose such information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ partners, directors, officers, employees, trustees, investment advisors, professionals and other experts or agents, including accountants, legal counsel, independent auditors and other advisors, in each case, who need to know such information in connection with the transactions contemplated hereby (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority, to any regulator referred to in Section 10.07(g) in which case the Agent or Lenders, as applicable, agree, to the extent not prohibited by applicable law, rule or regulation, to inform the Borrowers promptly thereof prior to disclosure; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process or upon the request or demand of any regulatory authority (including any self-regulatory authority) or other governmental authority having jurisdiction over the Agents or the relevant Lender (as applicable) (in which case the Agent or Lender, as applicable, agrees (except with respect to any audit or examination conducted by bank accountants or any self-regulatory authority or governmental or regulatory authority exercising examination or regulatory authority) to the extent not prohibited by applicable law, rule or regulation, to inform the Borrowers promptly thereof); (d) to any other party to this Agreement; (e) subject to an agreement containing provisions substantially the same as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrowers), to any pledgee referred to in Section 10.07(i), counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement; (f) with the written consent of the Borrowers; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08; (h) to any Governmental Authority or examiner regulating any Lender in which case the Agent or Lenders, as applicable, agree (except in connection with routine audits and reviews by bank accountants or governmental or self-regulatory authorities exercising examination or regulatory authority), to the extent not prohibited by applicable law, rule or regulation, to inform the Borrowers promptly thereof prior to disclosure; (i) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender); (j) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (k) to the extent that such Information is received by such Lender, Agents or any of its Affiliates or Agent-Related Persons from a third party that is not, to such Lender’s knowledge, subject to any contractual or fiduciary confidentiality obligations owing to the Borrowers or any of their Affiliates; (l) to the extent that such Information is independently developed by such Lender or any of its Affiliates,

-168- (m) to the extent consisting of customary disclosure regarding portfolio holdings in any public filing by such Lender or (n) upon the request or demand of any Governmental Authority or other regulatory authority having jurisdiction over the Agent or Lenders, as applicable, (in which case the Agent or Lenders, as applicable, agree (except with respect to any audit or examination conducted by bank accountants or any regulatory authority exercising examination or regulatory authority and any disclosures required in the ordinary course by Law or regulation), to the extent practicable and not prohibited by applicable law, rule or regulation, to inform the Borrowers promptly thereof prior to disclosure). In addition, the Agents, the L/C Issuers and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section 10.08, “Information” means all information received from any Loan Party or its Affiliates or its Affiliates’ directors, managers, officers, employees, trustees, investment advisors or agents, relating to the Borrowers or any of their Subsidiaries or their business, other than any such information that is available to any Agent or any Lender on a nonconfidential basis and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08, including, without limitation, information delivered pursuant to Section 6.01, 6.02 or 6.03 hereof. For the avoidance of doubt, nothing in this Agreement prevents an individual from communicating directly with any regulator or law enforcement authority about a possible violation of law or regulation. Section 10.09. Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of an Event of Default under Section 8.01(a), Section 8.01(f) or Section 8.01(g), each Agent and its Affiliates, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrowers or any other Loan Party, any such notice being waived by the Borrowers (on their own behalf and on behalf of each Loan Party and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness (in any currency) at any time owing by, such Agent and its Affiliates, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Agent and its Affiliates, such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent, such Lender, such L/C Issuer or such Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, none of each Agent and its Affiliates, each Lender and its Affiliates and each L/C Issuer and its Affiliates shall have a right to set off and apply any deposits held or other Indebtedness owing by such Agent or its Affiliates, such Lender or its Affiliates or such L/C Issuer or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party that is a Foreign Subsidiary or a Domestic Foreign Holding Company. Each Lender and L/C Issuer agrees promptly to notify the Borrowers and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Agent, each Lender and each L/C Issuer under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that such Agent, such Lender and such L/C Issuer may have. Section 10.10. Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission of an

-169- executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by facsimile or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic transmission. Section 10.11. Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Section 10.12. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding (other than contingent indemnification obligations not yet due, Secured Hedge Agreements, Cash Management Obligations, and Letters of Credit that have been Cash Collateralized or back-stopped to the reasonable satisfaction of the applicable L/C Issuer). The provisions of Sections 10.14 and 10.15 shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. Section 10.13. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 10.14. GOVERNING LAW, JURISDICTION, SERVICE OF PROCESS. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN). (b) EXCEPT AS SET FORTH IN THE FOLLOWING PARAGRAPH, ANY LEGAL ACTION OR PROCEEDING (WHETHER IN TORT, CONTRACT, LAW OR EQUITY) ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE SITTING IN THE BOROUGH OF MANHATTAN (PROVIDED THAT IF NONE OF SUCH COURTS CAN AND WILL

-170- EXERCISE SUCH JURISDICTION, SUCH EXCLUSIVITY SHALL NOT APPLY), AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWERS, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWERS, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING (WHETHER IN TORT, CONTRACT, LAW OR EQUITY) IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING (WHETHER IN TORT, CONTRACT, LAW OR EQUITY) RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION (I) FOR PURPOSES OF ENFORCING A JUDGMENT, (II) IN CONNECTION WITH EXERCISING REMEDIES AGAINST THE COLLATERAL IN A JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED, (III) IN CONNECTION WITH ANY PENDING BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING IN SUCH JURISDICTION OR (IV) TO THE EXTENT THE COURTS REFERRED TO IN THE PREVIOUS PARAGRAPH DO NOT HAVE JURISDICTION OVER SUCH LEGAL ACTION OR PROCEEDING (WHETHER IN TORT, CONTRACT, LAW OR EQUITY) OR THE PARTIES OR PROPERTY SUBJECT THERETO. Section 10.15. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN TORT, CONTRACT, LAW OR EQUITY; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. Section 10.16. Binding Effect. This Agreement shall become effective when it shall have been executed by each of the Borrowers and the Administrative Agent shall have been notified by each Lender and L/C Issuer that each such Lender and L/C Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Borrowers, each Agent, the L/C Issuers and each Lender and their respective successors and assigns, except that the Borrowers shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as permitted by Section 7.04. Section 10.17. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrowers in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such

-171- sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrowers in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrowers (or to any other Person who may be entitled thereto under applicable Law). Section 10.18. Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents or the Secured Hedge Agreements (including the exercise of rights on account of any banker’s lien or similar claim or other rights of self-help (other than any right of setoff)), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent. The provisions of this Section 10.18 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party. Section 10.19. Know-Your-Customer, Etc. Each Lender shall, promptly following a request by the Administrative Agent, provide all documentation and other information that the Administrative Agent reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act. Section 10.20. USA PATRIOT Act. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act and the requirements of the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name, address and tax identification number of such Loan Party and other information regarding such Loan Party that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA Patriot Act and the Beneficial Ownership Regulation. This notice is given in accordance with the requirements of the USA Patriot Act and the requirements of the Beneficial Ownership Regulation and is effective as to the Lenders and the Administrative Agent. Section 10.21. Intercreditor Agreements. (a) Notwithstanding anything to the contrary in this Agreement or in any other Loan Document: (i) the Liens granted to the Collateral Agent in favor of the Secured Parties pursuant to the Loan Documents and the exercise of any right related to any Collateral shall be subject, in each case, to the terms of any Acceptable Intercreditor Agreement then in effect, (ii) in the event of any conflict between the express terms and provisions of this Agreement or any other Loan Document, on the one hand, and an Acceptable Intercreditor Agreement, on the other hand, the terms and provisions of any such Acceptable Intercreditor Agreement, shall control, and (iii) each Lender (and, by its acceptance of the benefits of any Collateral Document, each other Secured Party) hereunder authorizes and instructs the Administrative Agent and Collateral Agent to execute any Acceptable Intercreditor Agreement from time to time on behalf of such Lender, and such Lender agrees to be bound by the terms thereof. (b) Each Lender (and, by its acceptance of the benefits of any Collateral Document, each other Secured Party) hereunder authorizes and instructs the Collateral Agent, as Collateral Agent and on behalf

-172- of such Lender or other Secured Party, to enter into one or more Acceptable Intercreditor Agreements from time to time and agrees that it will be bound by and will take no actions contrary to the provisions thereof. Section 10.22. Obligations Absolute. To the fullest extent permitted by applicable Law, all obligations of the Loan Parties hereunder shall be absolute and unconditional irrespective of: (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Loan Party; (b) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto against any Loan Party; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto; (d) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; (e) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect hereof or any Loan Document; or (f) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Loan Parties. Section 10.23. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Borrowers acknowledges and agrees, and acknowledges their Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Lead Arrangers are arm’s-length commercial transactions between the Borrowers and their respective Affiliates, on the one hand, and the Administrative Agent and the Lead Arrangers, on the other hand, (B) each of the Borrowers has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Borrowers is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Lender and each Lead Arranger each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, nor any Lender or Lead Arranger has any obligation to the Borrowers or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each Lender and each Lead Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their respective Affiliates, and neither the Administrative Agent nor any Lead Arranger has any obligation to disclose any of such interests to the Borrowers or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrowers hereby waives and releases any claims that it may have against the Administrative Agent, each Lender and each Lead Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 10.24. Electronic Execution of Assignments and Certain Other Documents. This Agreement, any Loan Document and any other Communication, including Communications required to be

-173- in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent, the L/C Issuers and each Lender (collectively, each a “Credit Party”) agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Credit Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent nor any L/C Issuer is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent and/or the applicable L/C Issuer has agreed to accept such Electronic Signature, the Administrative Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Credit Party without further verification and regardless of the appearance or form of such Electronic Signature, and (b) upon the request of the Administrative Agent or any Credit Party, any Communication executed using an Electronic Signature shall be promptly followed by a manually executed counterpart. Neither the Administrative Agent nor any L/C Issuer shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s or the L/C Issuer’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent and the L/C Issuers shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Each of the Loan Parties and each Credit Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document based solely on the lack of paper original copies of this Agreement or such other Loan Document, and (ii) any claim against the Administrative Agent, each Credit Party and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Credit Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. Section 10.25. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be

-174- subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (i) the effects of any Bail-in Action on any such liability, including, if applicable: (ii) a reduction in full or in part or cancellation of any such liability; (iii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (b) the variation of the terms of such liability in connection with the exercise of the Write- Down and Conversion Powers of the applicable Resolution Authority. Section 10.26. [Reserved]. Section 10.27. Acknowledgement Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.27, the following terms have the following meanings:

-175- “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841 (k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

[Signature Page to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. TENABLE HOLDINGS, INC., as the Parent Borrower By: Name: Matthew Brown Title: Chief Financial Officer Docusign Envelope ID: 1F722ED1-2E54-8C92-801E-C99F0F9B59EC

[Signature Page to Credit Agreement] JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent By: Name: Vidita J. Shah Title: Vice President

[Signature Page to Credit Agreement] JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer By: Name: Vidita J. Shah Title: Vice President

[Signature Page to Credit Agreement] MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: Name: Michael King Title: Vice President and L/C Issuer

[Signature Page to Credit Agreement] Bank of America N.A., as a Lender and L/C Issuer By: Name: Ena Ukachi Title: Senior Vice President

and L/C Issuer

[Signature Page to Credit Agreement] ROYAL BANK OF CANADA, as a Lender By: Name: Harsh Grewal Title: Authorized Signatory and L/C Issuer

Schedule 2.01 Commitments Lender Revolving Commitment Applicable Percentage of Aggregate Revolving Commitments JPMorgan Chase Bank, N.A. $90,000,000.00 22.5% Bank of America, N.A. $80,000,000.00 20.0% Morgan Stanley Senior Funding, Inc. $90,000,000.00 22.5% Wells Fargo Bank, National Association $80,000,000.00 20.0% Royal Bank of Canada $60,000,000.00 15.0% Total: $400,000,000.00 100.000000000% L/C Commitments L/C Issuer L/C Commitment JPMorgan Chase Bank, N.A. $9,000,000.00 Bank of America, N.A. $8,000,000.00 Morgan Stanley Senior Funding, Inc. $9,000,000.00 Wells Fargo Bank, National Association $8,000,000.00 Royal Bank of Canada $6,000,000.00 Total: $40,000,000.00

Schedule 2.03(a) Existing Letters of Credit 1. Bank Guarantee No. GT005362/22 issued by Bank of America, N.A., Australian Branch, in favor of The Trust Company Ltd on behalf of Tenable Network Security Pty Ltd, in a face amount of AUD 309,645.34.

Schedule 6.12 Post-Closing Covenants 1. Within 30 days following the Effective Date (or such longer period as the Administrative Agent may agree in its discretion), the Parent Borrower shall deliver or cause to be delivered to the Administrative Agent all insurance endorsements with respect to each insurance policy required pursuant to, and which satisfy the requirements set forth in, Section 4.01(h)(vii) of the Credit Agreement. 2. Within 30 days following the Effective Date (or such longer period as the Administrative Agent may agree in its discretion), the Parent Borrower shall deliver to the Collateral Agent all Pledged Securities (as defined in the Security Agreement) and promissory notes required to be delivered under the Security Agreement, accompanied by duly executed instruments of transfer or assignment in blank, in form and substance reasonably satisfactory to the Collateral Agent. 3. Within 60 days following the Effective Date (or such longer period as the Administrative Agent may agree in its discretion), the Parent Borrower shall deliver or cause to be delivered to the Collateral Agent an original copy of the Master Intercompany Note, accompanied by a corresponding undated allonge or endorsement duly executed in blank and in form and substance reasonably satisfactory to the Collateral Agent. 4. Within 90 days following the Effective Date (or such longer period as the Administrative Agent may agree in its discretion), the Parent Borrower shall deliver or cause to be delivered to the Administrative Agent evidence, in form and substance reasonably satisfactory to the Administrative Agent, of the termination of that certain UCC financing statement filed with the Secretary of the State of Delaware on June 14, 2024, listing Tenable, Inc., as debtor and Meshpay US Inc. as secured party.

Schedule 10.02 Certain Addresses for Notices The website address of the Parent Borrower is: https://www.tenable.com/ Parent Borrower Notice Information: Tenable, Inc. 6100 Merriweather Drive Columbia, MD 21044 Attn: Matthew Brown, CFO E-Mail: svintz@tenable.com; legal@tenable.com with a copy to (which shall not constitute notice): Cooley LLP 110 N. Wacker Drive Suite 4200 Chicago, IL 60606-1511 Attn: Addison Pierce E-Mail: afpierce@cooley.com

Execution Version EXHIBIT A [RESERVED]

EXHIBIT B FORM OF NOTE FOR VALUE RECEIVED, the undersigned, TENABLE HOLDINGS, INC., a Delaware corporation, (together with its permitted successors and assigns, the “Parent Borrower”), HEREBY PROMISES TO PAY _______ or its registered assigns (the “Lender”) for the account of its Applicable Lending Office the principal amount of each Loan on the dates and in the amounts specified in the Credit Agreement (as defined below) owing to the Lender by the Parent Borrower pursuant to the Credit Agreement dated as of October 13, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”, terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Parent Borrower, the Lender and certain other Lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Collateral Agent and Administrative Agent for the Lenders and for such other Lenders and the other agents party thereto. The Parent Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement. Both principal and interest are payable in lawful money of the United States of America, or an Alternative Revolver Currency, as applicable, to JPMorgan Chase Bank, N.A., as Administrative Agent, at such office and in the manner specified in the Credit Agreement. Each Loan owing to the Lender by the Parent Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the schedule attached hereto, which is part of this promissory note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Parent Borrower under this promissory note. This promissory note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of each Loan by the Lender to the Parent Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Parent Borrower resulting from each Loan being evidenced by this promissory note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Obligations of the Parent Borrower under this promissory note and the other Loan Documents, and the Obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents. The Parent Borrower, for itself and its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this promissory note. THIS PROMISSORY NOTE MAY NOT BE TRANSFERRED OR ASSIGNED BY THE LENDER TO ANY PERSON EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. The rights evidenced by this Note to receive principal and interest may only be transferred if the transfer is registered on a record of ownership and the transferee is identified as the owner of an interest in the obligation pursuant to Section 10.07 of the Credit Agreement. This Note may not at any time be endorsed to, or to the order of, bearer. This Note shall be governed by, and construed in accordance with, the laws of the State of New York. [SIGNATURE PAGE TO FOLLOW]

TENABLE HOLDINGS, INC., as the Parent Borrower By: Name: Title:

LOANS AND PAYMENTS OF PRINCIPAL Date Amount of Loan Amount of Principal Paid or Prepaid Unpaid Principal Balance Notation Made By

EXHIBIT C FORM OF COMPLIANCE CERTIFICATE Financial Statement Date: _____ To JPMorgan Chase Bank, N.A., as Administrative Agent Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of October 13, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time the “Credit Agreement”) among TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, and each lender from time to time party thereto (capitalized terms used herein have the meanings attributed thereto in the Credit Agreement unless otherwise defined herein). In addition, “Computation Period” shall mean the most recently ended Test Period covered by the financial statements accompanying this Compliance Certificate and the “Computation Date” shall mean the last date of the Computation Period. Pursuant to Section 6.02(a) of the Credit Agreement, the undersigned, in his/her capacity as a Responsible Officer of the Parent Borrower, certifies as follows: [Use following paragraph 1 for fiscal year-end financial statements] 1. [Attached hereto as Schedule I-A is the Parent Borrower’s audited consolidated balance sheet as of [_______] and the related consolidated statements of operations, stockholders’ equity (or deficit) and cash flows for the fiscal year then ended, setting forth in each case in comparative form the figures for the previous fiscal year, accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing (without a “going concern” or like qualification or exception (other than (x) an emphasis of matter to the extent such statement does not qualify such audit in any respect, (y) with respect to, or resulting from, the regularly scheduled maturity of the Loans under the Credit Agreement or any other Indebtedness, occurring within one year from the time opinion is delivered or (z) a prospective default under the Financial Covenant or any other financial covenant)) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.] [Use following paragraph 1 for fiscal quarter-end financial statements] 1. [Attached hereto as Schedule I is the Parent Borrower’s consolidated balance sheet as of [_____] and the related consolidated statements of operations, stockholders’ equity (or deficit) and cash flows for the fiscal quarter then ended and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Responsible Officers as presenting fairly in all material respects the financial condition and results of operations of the Parent Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end adjustments and the absence of footnotes.] 2. The Loan Parties are in compliance with the Financial Covenant contained in Section 7.11 of the Credit Agreement as of the last day of the fiscal quarter ended [●], 20[●], as demonstrated by the calculation of such financial covenant in the calculations attached as Schedule II hereto. 3. The Total Leverage Ratio as of the last day of the most recently ended Test Period was [●], as demonstrated by calculations attached as Schedule II hereto. 4. Attached hereto as Schedule III are (i) the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from the consolidated financial statements referred to in paragraph 1 above and (ii) a customary management discussion and analysis of operating results. 5. Attached hereto as Schedule IV is a list of Subsidiaries that identifies each Subsidiary as a Material Subsidiary, Unrestricted Subsidiary or an Immaterial Subsidiary as of the Computation Date or confirmation that there is no change in such information since the later of the Effective Date or the date of the last such list. 6. To my knowledge, during such Computation Period, except as otherwise disclosed to the Administrative Agent in writing pursuant to the Credit Agreement, no Default or Event of Default has occurred and is continuing. [SIGNATURE PAGE TO FOLLOW]

TENABLE HOLDINGS, INC., as the Parent Borrower By: Name: Title:

EXHIBIT D FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: _________________ _________________ 2. Assignee[s]: _________________ _________________ [for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]] 3. Borrowers: TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”) 4. Administrative Agent: JPMorgan Chase Bank, N.A., as the Administrative Agent under the Credit Agreement 5. Credit Agreement: Credit Agreement, dated as of October 13, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) 6. Assigned Interest: Assignor [s]5 Assignee[ s]|6 Commitment/ Loans Assigned7 Aggregate Amount of Commitment/ Loans of such Class for all Lenders8 Amount of Commitment/ Loans of such Class Assigned9 Percentage Assigned of Commitment/ Loans of such Class10 CUSIP Number 5 List each Assignor, as appropriate. 6 List each Assignee, as appropriate. 7 Fill in Class of Commitment/Loans being assigned. 8 Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. “All Lenders” refers to all Lenders under the applicable Class. 9 Amounts in this column shall not be less than $5,000,000 unless the Borrowers and the Administrative Agent otherwise consent, provided that (1) no consent of Borrowers is required if a Specified Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds. 10 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders under the applicable Class.

$[ ] $[ ] _____% $[ ] $[ ] _____% $[ ] $[ ] _____% [7. Trade Date: _________________]11 Effective Date: _________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] 11 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Name: Title:

[Consented to]12 and Accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent By: Name: Title: [Consented to: [ ], as L/C Issuer By: Name: Title:]13 [Consented to: TENABLE HOLDINGS, INC., as Parent Borrower By: Name: Title:]14 12 Include if Administrative Agent consent required under Section 10.07(b)(i)(B) of the Credit Agreement. 13 Include if L/C Issuers consent required under Section 10.07(b)(i)(C) of the Credit Agreement. 14 Include Borrowers’ consent required under Section 10.07(b)(i)(A) of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Parent Borrower or any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Parent Borrower or any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.07(a) and Section 10.07(b)(i) and (b)(ii) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.07(b)(i) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest [and][,] (vii) it is not a Disqualified Lender or an Affiliate of a Disqualified Lender that would constitute a Disqualified Lender but for the fact that it is not readily identifiable as such on the basis of its name [and][,] (viii) it is not a Defaulting Lender [and][,] and (ix) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, including but not limited to any documentation required pursuant to Section 3.01 of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, [the][any]

Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and (c) appoints and authorizes the Administrative Agent and Collateral Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent or Collateral Agent, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT E FORM OF GUARANTY [Attached]

GUARANTY dated as of [____], among TENABLE HOLDINGS, INC., THE OTHER GUARANTORS FROM TIME TO TIME PARTY HERETO and JPMORGAN CHASE BANK, N.A., as Collateral Agent

i TABLE OF CONTENTS PAGE ARTICLE I. DEFINITIONS ............................................................................................................... 1 Section 1.01. Defined Terms ................................................................................................. 1 Section 1.02. Other Defined Terms ....................................................................................... 1 ARTICLE II. THE GUARANTEES ..................................................................................................... 2 Section 2.01. Guarantee ......................................................................................................... 2 Section 2.02. Guarantee of Payment; Continuing Guarantee ................................................ 3 Section 2.03. No Limitations. ................................................................................................ 3 Section 2.04. Reinstatement................................................................................................... 5 Section 2.05. Agreement to Pay; Subrogation ....................................................................... 5 Section 2.06. Information ...................................................................................................... 5 Section 2.07. Payments .......................................................................................................... 6 Section 2.08. Excluded Swap Obligations ............................................................................. 6 Section 2.09. Keepwell .......................................................................................................... 6 ARTICLE III. INDEMNITY, SUBROGATION AND SUBORDINATION .................................................. 6 Section 3.01. Indemnity and Subrogation .............................................................................. 6 Section 3.02. Contribution and Subrogation .......................................................................... 7 Section 3.03. Subordination. .................................................................................................. 7 ARTICLE IV. REPRESENTATIONS AND WARRANTIES ..................................................................... 7 Section 4.01. Representations and Warranties ....................................................................... 7 ARTICLE V. MISCELLANEOUS ....................................................................................................... 8 Section 5.01. Notices ............................................................................................................. 8 Section 5.02. Waivers; Amendment ...................................................................................... 8 Section 5.03. Collateral Agent’s Fees and Expenses; Indemnification ................................. 9 Section 5.04. Successors and Assigns ................................................................................... 9 Section 5.05. Survival of Agreement ..................................................................................... 9 Section 5.06. Counterparts; Effectiveness; Several Agreement .......................................... 10 Section 5.07. Severability .................................................................................................... 10 Section 5.08. Right of Set-Off ............................................................................................. 10 Section 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent. ............................................ 11 Section 5.10. WAIVER OF JURY TRIAL ......................................................................... 11 Section 5.11. Headings ........................................................................................................ 12 Section 5.12. Termination or Release .................................................................................. 12 Section 5.13. Additional Guarantors.................................................................................... 12

1 This GUARANTY (this “Agreement”) is entered into as of [____], among TENABLE HOLDINGS, INC., a Delaware corporation (“Parent Borrower”), the other GUARANTORS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Collateral Agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Reference is made to (i) that certain Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent Borrower, the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent, and (ii) that certain Security Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Parent Borrower, the other Grantors (as defined therein) from time to time party thereto and the Collateral Agent. The Lenders and the L/C Issuers have agreed to extend credit to the Parent Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the L/C Issuers to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Guarantors (as defined below) are Affiliates of the Parent Borrower, will derive substantial benefits from the extension of credit to the Parent Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the L/C Issuers to extend such credit. Accordingly, the parties hereto agree as follows: ARTICLE I. DEFINITIONS Section 1.01. Defined Terms. (a) Capitalized terms used in this Agreement (including in the preamble and introductory paragraph hereto) and not otherwise defined herein have the meanings specified in the Credit Agreement. (b) The rules of construction specified in Sections 1.02 and 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis. Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Agreement” has the meaning assigned to such term in the preamble to this Agreement. “Applicable Guarantee Limitations” has the meaning assigned to such term in Section 5.13. “Claiming Party” has the meaning assigned to such term in Section 3.02. “Collateral Agent” has the meaning assigned to such term in the preamble to this Agreement. “Contributing Party” has the meaning assigned to such term in Section 3.02.

2 “Credit Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement. “Guarantors” means Parent Borrower (except with respect to obligations of Parent Borrower) and the Subsidiary Guarantors. “Guaranty Supplement” means an instrument in the form of Exhibit A hereto, or any other form reasonably satisfactory to the Collateral Agent. “Parent Borrower” has the meaning assigned to such term in the preamble to this Agreement. “Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act, as amended, or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act, as amended. “Security Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement. “Subsidiary Guarantors” means the Subsidiaries of Parent Borrower identified as such on Schedule I hereto and each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Effective Date pursuant to Section 5.13; provided that if a Subsidiary is released from its obligations as a Subsidiary Guarantor hereunder as provided in Section 5.12(b), such Subsidiary shall cease to be a Subsidiary Guarantor hereunder effective upon such release. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. ARTICLE II. THE GUARANTEES Section 2.01. Guarantee. Each Guarantor absolutely, irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, to each of the Secured Parties, jointly with the other Guarantors and severally, the due and punctual payment and performance of the Obligations. Each Guarantor further agrees that the Obligations may be increased, extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such increase, extension or renewal, or amendment or modification, of any of the Obligations. Each Guarantor waives presentment to, demand of payment from and protest to the Parent Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and

3 notice of protest for nonpayment, notice of dishonor, default and nonpayment. Notwithstanding anything to the contrary contained herein, the obligations of each Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any comparable provisions of any other applicable law. Section 2.02. Guarantee of Payment; Continuing Guarantee. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual of collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives diligence, marshaling, and any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of any of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Parent Borrower, any other Loan Party or any other Person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all of the Obligations, whether currently existing or hereafter incurred. Section 2.03. No Limitations. (a) Except for the termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 5.12, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations, any impossibility in the performance of any of the Obligations or otherwise. Without limiting the generality of the foregoing, except for the termination or release of its obligations hereunder as expressly provided in Section 5.12, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by: (i) the failure of the Collateral Agent, any other Secured Party or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document, Secured Hedge Agreement or Cash Management Obligation or otherwise; (ii) any rescission, waiver, amendment, supplement, restatement or modification of, or any release or departure from any of the terms or provisions of, any Loan Document, any Secured Hedge Agreement or Cash Management Obligation or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release, impairment, exchange or substitution of, or failure to perfect, any Lien on, any security held by the Collateral Agent or any other Secured Party for any of the Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of any of the Obligations;

4 (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations (excluding contingent obligations (other than any such obligations in respect of a Letter of Credit) as to which no claim has been made or which are otherwise not due)); (vi) any illegality, lack of validity or lack of enforceability of any of the Credit Agreement, any other Loan Document, the Obligations, any agreement with respect to any of the Obligations or any other agreement or any instrument related to the forgoing; (vii) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Loan Party or its assets or any resulting release or discharge of any of the Obligations; (viii) the existence of any claim, set-off or other rights that any Guarantor may have at any time against the Parent Borrower, any other Guarantor, the Collateral Agent, any other Secured Party or any other Person, whether in connection with the Credit Agreement, the other Loan Documents, Secured Hedge Agreements or Cash Management Obligations or any unrelated transaction; (ix) this Agreement having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Guarantor ab initio or at any time after the Effective Date; (x) the fact that any Person that, pursuant to the Loan Documents, was required to become a party hereto may not have executed or is not effectually bound by this Agreement, whether or not this fact is known to the Collateral Agent or the Secured Parties; (xi) any action permitted or authorized hereunder; (xii) any other circumstance (including any statute of limitations), or any existence of or reliance on any representation by the Collateral Agent, any other Secured Party or any other Person, that might otherwise constitute a defense to, or a legal or equitable discharge of, the Parent Borrower, any other Guarantor or any other guarantor or surety (other than the payment in full in cash of all the Obligations (excluding contingent obligations (other than any such obligations in respect of a Letter of Credit) as to which no claim has been made or which are otherwise not due)); or (xiii) any renewal, extension or acceleration of, or any increase in the amount of the Obligations. (b) Each Guarantor expressly authorizes the Secured Parties to take and hold security in accordance with the terms of the Loan Documents, the Secured Hedge Agreements and the Cash Management Obligations for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute

5 any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder. (c) To the fullest extent permitted by applicable Laws, each Guarantor hereby waives any defense based on or arising out of any defense of the Parent Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Parent Borrower or any other Loan Party, other than the payment in full in cash of all the Obligations and the termination or release of such Guarantor’s obligations hereunder as expressly provided under Section 5.12. The Collateral Agent and the other Secured Parties may, at their election and in accordance with the terms of the Loan Documents, the Secured Hedge Agreements and the Cash Management Obligations, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Parent Borrower or any other Loan Party or exercise any other right or remedy available to them against the Parent Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid in full in cash and such Guarantor has been subject to the termination or release of such Guarantor’s obligations hereunder as expressly provided in Section 5.12. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Parent Borrower or any other Loan Party, as the case may be, or any security. Section 2.04. Reinstatement. Each Guarantor agrees that, unless released pursuant to Section 5.12(b), its guarantee hereunder shall continue to be effective or automatically and immediately be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Parent Borrower, any other Loan Party or otherwise. Section 2.05. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at applicable law or in equity against any Guarantor by virtue hereof, upon the failure of the Parent Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties, in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Parent Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III. Section 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Parent Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder,

6 and agrees that none of the Collateral Agent or any of the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks. Section 2.07. Payments. Any and all payments by or on account of any obligation of any Guarantor hereunder or under any other Loan Document, Secured Hedge Agreement and/or Cash Management Obligation shall be made without setoff or counterclaim and free and clear of and without deduction for any Indemnified Taxes or Other Taxes on the same terms and to the same extent that payments by the Parent Borrower are required to be so made pursuant to the terms of Section 3.01 of the Credit Agreement. The provisions of Section 3.01 of the Credit Agreement shall apply to each Guarantor, mutatis mutandis. The obligations of the Guarantor under this paragraph shall survive the payment in full of the Obligations and termination of this Agreement. Section 2.08. Excluded Swap Obligations. Notwithstanding any provision hereof or in any other Loan Document, Secured Hedge Agreement and/or Cash Management Obligation to the contrary, the Obligations shall not include any Excluded Swap Obligations. Section 2.09. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.09 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.09, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.09 shall remain in full force and effect until the termination of this Agreement in full or with respect to such Qualified ECP Guarantor in accordance with Section 5.12 hereof. Each Qualified ECP Guarantor intends that this Section 2.09 constitute, and this Section 2.09 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. ARTICLE III. INDEMNITY, SUBROGATION AND SUBORDINATION Section 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable Law (but subject to Section 3.03) in respect of any payment hereunder, the Parent Borrower agrees that (a) in the event a payment in respect of any obligation of the Parent Borrower shall be made by any Guarantor under this Agreement, the Parent Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Collateral Document to satisfy in whole or in part any Obligations owed to any Secured Party, the Parent Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

7 Section 3.02. Contribution and Subrogation. Each Guarantor (a “Contributing Party”) agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligations (other than payments made by the Parent Borrower with respect to the Parent Borrower’s own obligations) or assets of any other Guarantor (other than payments made by the Parent Borrower with respect to the Parent Borrower’s own obligations) shall be sold pursuant to any Collateral Document to satisfy any Obligation owed to any Secured Party and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.13, the date of the Guaranty Supplement executed and delivered by such Guarantor) and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.13, such other date). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment. Section 3.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of the Guarantors of indemnity, contribution or subrogation under applicable Law or otherwise shall be fully subordinated to the payment in full in cash of all the Obligations. No failure on the part of the Parent Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder. (b) Each Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor or any other Subsidiary shall be fully subordinated to the payment in full in cash of all the Obligations, and any such Indebtedness collected or received by such Guarantor after an Event of Default has occurred and continuing shall be held in trust for the Collateral Agent on behalf of the Secured Parties and shall forthwith be paid over to the Collateral Agent for the benefit of the Secured Parties to be credited and applied against the Obligations, but without affecting, impairing or limiting in any manner the liability of such Guarantor under any other provision hereof. ARTICLE IV. REPRESENTATIONS AND WARRANTIES Section 4.01. Representations and Warranties. Each Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that (a) this Agreement has been duly executed and delivered by such Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency,

8 reorganization, moratorium or other laws affecting creditors’ rights generally and (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law, and similar concepts under applicable law, and (b) all representations and warranties set forth in the Credit Agreement and any other Loan Document as to such Guarantor are true and correct in all material respects; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that, in each case, any such representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects. ARTICLE V. MISCELLANEOUS Section 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of Parent Borrower as provided in Section 10.02 of the Credit Agreement. Section 5.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, any L/C Issuer, any Lender or any other Secured Party in exercising any right or power hereunder or under any other Loan Document, Secured Hedge Agreement and/or Cash Management Obligation shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the L/C Issuers, the Lenders and any other Secured Parties hereunder and under the other Loan Documents, the Secured Hedge Agreements and the Cash Management Obligations are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender, any L/C Issuer or any other Secured Party may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances. (b) Neither this Agreement nor any provision hereof may be waived, amended, restated, amended and restated or otherwise modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement; provided that the Collateral Agent may, without the consent of any Secured Party, consent to a departure by any Guarantor from any covenant of such Guarantor set forth herein to the extent such departure is consistent

9 with the authority of the Collateral Agent set forth in the definition of the term “Collateral and Guarantee Requirement” or elsewhere in the Credit Agreement. Section 5.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) Each Guarantor, jointly with the other Guarantors and severally, agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket fees and expenses incurred hereunder as provided in, and subject to the limitations set forth in, Section 10.04 of the Credit Agreement; provided that, each reference therein to “the Borrowers” shall be deemed to be a reference to “each Guarantor” or the “Guarantors”. (b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor, jointly with the other Guarantors and severally, agrees to indemnify the Collateral Agent and the other Indemnitees as provided in, and subject to the limitations set forth in, Section 10.05 of the Credit Agreement; provided that, each reference therein to “the Borrowers” shall be deemed to be a reference to “each Guarantor” or the “Guarantors”. (c) To the fullest extent permitted by applicable law, no Guarantor shall assert, and each Guarantor hereby waives, any claim against any Indemnitee as provided in Section 10.05 of the Credit Agreement; provided that, each reference therein to “the Borrowers” shall be deemed to be a reference to “each Guarantor” or the “Guarantors”. (d) The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, Secured Hedge Agreement or Cash Management Obligation, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, Secured Hedge Agreement or Cash Management Obligation, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section shall be payable no later than ten (10) Business Days after written demand therefor; provided, however, any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 5.03. Any such amounts payable as provided hereunder shall be additional Obligations. Section 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Guarantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Section 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Loan Document, Secured Hedge Agreement or Cash Management Obligation, and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document, Secured Hedge Agreement or Cash Management Obligation, shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and

10 the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that the Collateral Agent, any L/C Issuer, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Loan Document, Secured Hedge Agreement or Cash Management Obligation, and shall continue in full force and effect until such time as (a) the Aggregate Commitments shall have expired or been terminated and (b) all Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations (other than any such obligations in respect of a Letter of Credit) as to which no claim has been made or which are otherwise not due) payable under any Loan Document, any Secured Hedge Agreement and any Cash Management Obligation, shall have been paid in full in cash and all Letters of Credit shall have expired or been terminated and all L/C Borrowings shall have been fully reimbursed. Section 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart to this Agreement that is an Electronic Signature (as defined in the Credit Agreement) transmitted by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties and their respective successors and permitted assigns, it being understood and agreed that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement and the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, restated, amended and restated, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder. Section 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Section 5.08. Right of Set-Off. Each Lender, each L/C Issuer, the Collateral Agent and each other Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in

11 whatever currency) at any time owing by such Person as provided in Section 10.09 of the Credit Agreement. Section 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent. (a) This Agreement (and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement) shall be construed in accordance with and governed by the laws of the State of New York. (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, Secured Hedge Agreement or Cash Management Obligation, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, any L/C Issuer, any Lender or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Guarantor or its respective properties in the courts of any jurisdiction. (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement or any other Loan Document, Secured Hedge Agreement or Cash Management Obligation to serve process in any other manner permitted by law. (e) Each Guarantor hereby irrevocably designates, appoints and empowers the Parent Borrower as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding and the Parent Borrower hereby accepts such designation and appointment. Section 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR

12 INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SECURED HEDGE AGREEMENT, CASH MANAGEMENT OBLIGATION, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10. Section 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement. Section 5.12. Termination or Release. (a) Subject to Section 2.04, this Agreement and the Guarantees made herein shall terminate when (i) the Aggregate Commitments shall have expired or been terminated and (ii) all Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations (other than any such obligations in respect of a Letter of Credit) as to which no claim has been made or which are otherwise not due) payable under any Loan Document, any Secured Hedge Agreement and any Cash Management Obligation shall have been paid in full and all Letters of Credit shall have expired or been terminated and all L/C Borrowings shall have been fully reimbursed. (b) The guarantees made herein shall also terminate and be released at the time or times and in the manner set forth in Section 9.06(d) of the Credit Agreement. (c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Collateral Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release so long as the applicable Loan Party shall have provided the Collateral Agent such certifications or documents as the Collateral Agent shall reasonably request in order to demonstrate compliance with this Section 5.12. Any execution and delivery of documents by the Collateral Agent pursuant to this Section 5.12 shall be without recourse or warranty by the Collateral Agent or any other Secured Party. Section 5.13. Additional Guarantors. Additional Persons may become Guarantors after the date hereof as contemplated by the Credit Agreement. Upon execution and delivery by the Collateral Agent and a Person of a Guaranty Supplement, any such Person shall become a Guarantor hereunder with the same force and effect as if originally named as such herein. With respect to any Person who becomes a Guarantor hereunder that is organized under or incorporated in the laws of a jurisdiction other than the United States, any state thereof or the District of Columbia, the Guaranty Supplement executed by such Person shall contain any applicable legal and statutory guaranty limitations with respect to such Person’s jurisdiction of organization or

13 incorporation that may limit the ability of such Person to provide a guarantee or may require that such guarantee be limited as to amount or otherwise (such limitations, the “Applicable Guarantee Limitations”). In the event of any conflict between this Agreement (or any portion thereof) and any such Applicable Guarantee Limitations set forth in any Guaranty Supplement, the terms of the applicable Guaranty Supplement containing such Applicable Guarantee Limitations shall prevail. The execution and delivery of any Guaranty Supplement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Person as a party to this Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Guaranty (TENB)] IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. TENABLE HOLDINGS, INC., as a Guarantor By ____________________________________ Name: ______________________________ Title: _______________________________ TENABLE, INC., as a Guarantor By ____________________________________ Name: ______________________________ Title: _______________________________ TENABLE PUBLIC SECTOR LLC, as a Guarantor By ____________________________________ Name: ______________________________ Title: _______________________________ ACCURICS, INC., as a Guarantor By ____________________________________ Name: ______________________________ Title: _______________________________ BIT DISCOVERY, INC., as a Guarantor By ____________________________________ Name: ______________________________ Title: _______________________________

[Guaranty (TENB)] JPMORGAN CHASE BANK, N.A., as Collateral Agent By ____________________________________ Name: ______________________________ Title: _______________________________

Schedule I to the Guaranty SUBSIDIARY GUARANTORS Guarantor Tenable, Inc. Tenable Public Sector LLC Accurics, Inc. Bit Discovery, Inc.

Exhibit A – 1 Exhibit A to the Guaranty SUPPLEMENT NO. ___, dated as of [●] to the Guaranty, dated as of [____] (the “Guaranty”), among TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), the other GUARANTORS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”). A. Reference is made to that certain Credit Agreement, dated as of October 13, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent Borrower, the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent. B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guaranty, as applicable. C. The original Guarantors entered into the Guaranty in order to induce the Lenders and the L/C Issuers to extend credit to the Parent Borrower. Section 5.13 of the Guaranty provides that additional Persons may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this instrument (this “Supplement”). The undersigned Person (the “New Guarantor”) is executing this Supplement to become a Guarantor under the Guaranty in order to induce the Lenders and the L/C Issuers to make additional extensions of credit under the Credit Agreement and/or as consideration for such extensions of credit previously issued. Accordingly, the Collateral Agent and the New Guarantor agree as follows: SECTION 1. Joinder. In accordance with Section 5.13 of the Guaranty, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder. Each reference to a “Guarantor” or “Loan Party” in the Guaranty or in any other Loan Document shall be deemed to include the New Guarantor. The Guaranty is hereby incorporated herein by reference. SECTION 2. Representations and Warranties. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that (a) this Supplement has been duly executed and delivered by the New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law, and similar concepts under applicable law, and (b) all representations and warranties set forth in the Credit Agreement and any other Loan Document as to the New Guarantor are true and correct in all material respects as of the date hereof; provided that no representations and warranties are made hereunder by New Guarantor, to the extent they specifically refer to an earlier date and New Guarantor was not a Subsidiary of Parent Borrower as of such earlier date; provided, further that, in each case, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects.

Exhibit A – 2 SECTION 3. Severability; No Other Changes. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect. SECTION 4. Counterparts. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart to this Supplement that is an Electronic Signature (as defined in the Credit Agreement) transmitted by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective as to the New Guarantor when a counterpart hereof executed on behalf of the New Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the New Guarantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of the New Guarantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that the New Guarantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Guaranty and the Credit Agreement. SECTION 5. Governing Law. This Supplement shall be construed in accordance with and governed by the laws of the State of New York. SECTION 6. Affirmation. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect. [SECTION 7. Guarantee Limitations. [●].] 1 SECTION 8. Reimbursement. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Guaranty Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent in accordance with the terms of the Credit Agreement. 1 Applicable Guarantee Limitations to be included if the New Guarantor is a Foreign Subsidiary.

IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guaranty as of the day and year first above written. [NAME OF NEW GUARANTOR], as a Guarantor By ____________________________________ Name: ______________________________ Title: _______________________________ JPMORGAN CHASE BANK, N.A., as Collateral Agent By ____________________________________ Name: ______________________________ Title: _______________________________

EXHIBIT F-1 [FORM OF PARI PASSU INTERCREDITOR AGREEMENT ATTACHED]

[Form of] PARI PASSU INTERCREDITOR AGREEMENT among TENABLE HOLDINGS, INC., as the Parent Borrower AND THE OTHER GRANTORS FROM TIME TO TIME PARTY HERETO JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent for the Credit Agreement Secured Parties, [_______], as Pari Representative and Pari Collateral Agent and each Additional Collateral Agent and each additional Authorized Representative from time to time party hereto dated as of [_______]

PARI PASSU INTERCREDITOR AGREEMENT, dated as of [_____] (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, this “Agreement”), among TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), the other Grantors from time to time party hereto, JPMORGAN CHASE BANK, N.A., as collateral agent for the Credit Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Credit Agreement Collateral Agent”), JPMORGAN CHASE BANK, N.A., as Authorized Representative for the Credit Agreement Secured Parties (as each such term is defined below), [_______], in its capacity as [“[_______] Collateral Agent”] under the Pari Indebtedness Agreement (as defined below) (in such capacity, the “Pari Collateral Agent”), [_______], in its capacity as [“[_______]”] under the Pari Indebtedness Agreement, as Authorized Representative for the Pari Secured Parties (in such capacity and together with its successors in such capacity, the “Pari Representative”), and each additional Authorized Representative and additional Collateral Agent from time to time party hereto for the other Additional Secured Parties of the Series (as defined below) with respect to which it is acting in such capacity. In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Credit Agreement Collateral Agent, the Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties), the Pari Representative (for itself and on behalf of the Pari Secured Parties), the Pari Collateral Agent and each additional Authorized Representative and additional Collateral Agent (each for itself and on behalf of the Additional Secured Parties of the applicable Series) agree as follows: ARTICLE I Definitions SECTION 1.01 Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Credit Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below: “Additional Collateral Agent” means in the case of any other Series of Additional Obligations that becomes subject to this Agreement after the date hereof, the Additional Senior Class Debt Collateral Agent for such Series named in the applicable Joinder Agreement. “Additional Documents” means, with respect to any Series of Additional Senior Class Debt, the indentures, credit agreements, security documents and other operative agreements evidencing or governing such indebtedness and liens securing such indebtedness, including the Additional Security Documents and each other agreement entered into for the purpose of securing any Series of Additional Senior Class Debt; provided that, in each case, the Indebtedness thereunder has been designated as Additional Obligations pursuant to Section 5.13 hereto. “Additional Obligations” means all amounts owing to any Additional Secured Party pursuant to the terms of any Additional Documents , including, without limitation, all amounts in respect of any principal, premium, interest (including any interest, fees, and expenses accruing subsequent to the commencement of an Insolvency or Liquidation Proceeding at the rate provided for in the respective Additional Document, whether or not such interest, fees, and expenses are an allowed claim under any such proceeding or under applicable Bankruptcy Law or state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages, letter of credit commissions, and other liabilities, and Guarantees of the foregoing amounts. “Additional Secured Party” means the holders of any Additional Obligations and any Authorized Representative and any Collateral Agent with respect thereto. “Additional Security Documents” means any collateral agreement, security agreement or any other document now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure the Additional Obligations. “Additional Senior Class Debt” has the meaning assigned to such term in Section 5.13. “Additional Senior Class Debt Collateral Agent” has the meaning assigned to such term in Section 5.13. “Additional Senior Class Debt Parties” has the meaning assigned to such term in Section 5.13. “Additional Senior Class Debt Representative” has the meaning assigned to such term in Section 5.13. “Administrative Agent” means JPMorgan Chase Bank, N.A. in its capacity as administrative agent under the Credit Agreement, or any successor administrative agent thereunder. “Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement. “Agreement Currency” has the meaning assigned to such term in Section 5.16. “Applicable Authorized Representative” means, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative. “Applicable Collateral Agent” means, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Credit Agreement Collateral Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non- Controlling Authorized Representative Enforcement Date, the Collateral Agent (other than the Credit Agreement Collateral Agent) for the Series of Obligations (other than the Credit Agreement Obligations) represented by the Major Non-Controlling Authorized Representative. “Applicable Creditor” has the meaning assigned to such term in Section 5.16.

“Authorized Representative” means, at any time, (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of the Pari Obligations or the Pari Secured Parties, the Pari Representative, and (iii) in the case of any other Series of Additional Obligations or Additional Secured Parties that become subject to this Agreement after the date hereof, the Additional Senior Class Debt Representative named for such Series in the applicable Joinder Agreement. “Bankruptcy Case” has the meaning assigned to such term in Section 2.05(b). “Bankruptcy Code” means Title 11 of the United States Code, as amended. “Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors. “Borrowers” means, collectively, (i) the Parent Borrower and (ii) each Additional Borrower. “Collateral” means all assets and properties subject to Liens created pursuant to any Security Document to secure one or more Series of Obligations. “Collateral Agent” means (i) in the case of any Credit Agreement Obligations, the Credit Agreement Collateral Agent, (ii) in the case of the Pari Obligations, the Pari Collateral Agent and (iii) in the case of the Additional Obligations, the Additional Collateral Agent. “Controlling Secured Parties” means, with respect to any Shared Collateral, (i) at any time when the Credit Agreement Collateral Agent is the Applicable Collateral Agent, the Credit Agreement Secured Parties and (ii) at any other time, the Series of Secured Parties whose Authorized Representative is the Applicable Authorized Representative for such Shared Collateral. “Credit Agreement” means that certain Credit Agreement dated as of October 13, 2026, by and among the Parent Borrower, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, as amended, restated, amended and restated, extended, refinanced, replaced, supplemented or otherwise modified from time to time. “Credit Agreement Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement. “Credit Agreement Collateral Documents” means the Credit Agreement Security Agreement, the other Collateral Documents (as defined in the Credit Agreement) and each other agreement entered into in favor of the Credit Agreement Collateral Agent for the purpose of securing any Credit Agreement Obligations. “Credit Agreement Obligations” means all “Obligations” as defined in the Credit Agreement. “Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement.

“Credit Agreement Security Agreement” means the Security Agreement (as defined in the Credit Agreement), as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time. “DIP Financing” has the meaning assigned to such term in Section 2.05(b). “DIP Financing Liens” has the meaning assigned to such term in Section 2.05(b). “DIP Lenders” has the meaning assigned to such term in Section 2.05(b). “Discharge” means, with respect to any Shared Collateral and any Series of Obligations, the date on which such Series of Obligations is no longer secured by, and no longer required to be secured by, such Shared Collateral in accordance with the terms of the documentation governing such Series of Obligations. The term “Discharged” shall have a corresponding meaning. “Discharge of Credit Agreement Obligations” means, with respect to any Shared Collateral, the date on which the Credit Agreement Obligations are no longer secured by, and no longer required to be secured by, Liens on such Shared Collateral in accordance with the terms of the Credit Agreement; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations in accordance with the terms of the Credit Agreement or any other documentation governing the Credit Agreement Obligations. “Event of Default” means an “Event of Default” (or similarly defined term) as defined in any Secured Credit Document. “Grantors” means the Borrowers and each Subsidiary Guarantor which has granted, pledged or charged a security interest pursuant to any Security Document to secure any Series of Obligations. The Grantors existing on the date hereof are set forth in Annex I hereto. “Impairment” has the meaning assigned to such term in Section 1.03. “Insolvency or Liquidation Proceeding” means: (1) any case or proceeding commenced by or against the Parent Borrower or any other Grantor under any Bankruptcy Law, any other case or proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Parent Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Parent Borrower or any other Grantor or any similar case or proceeding relative to the Parent Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary; (2) except as permitted by the Secured Credit Documents, any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Parent Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other case or proceeding of any type or nature in which substantially all claims of creditors of the Parent Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims. “Intervening Creditor” has the meaning assigned to such term in Section 2.01(a). “Joinder Agreement” means a joinder to this Agreement in the form of Annex II hereto required to be delivered by an Additional Senior Class Debt Representative and Additional Senior Class Debt Collateral Agent and each other Authorized Representative pursuant to Section 5.13 hereof in order to establish an additional Series of Additional Obligations and add Additional Secured Parties hereunder. “Judgment Currency” has the meaning assigned to such term in Section 5.16. “Loan Documents” has the meaning assigned to such term in the Credit Agreement. “Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the Series of Obligations (other than the Credit Agreement Obligations) that constitutes the largest outstanding principal amount of any then outstanding Series of Obligations (other than the Credit Agreement Obligations) with respect to such Shared Collateral. “New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York. “Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral. “Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is 180 days (throughout which 180-day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Secured Credit Document under which such Non-Controlling Authorized Representative is the Authorized Representative) and (ii) each Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the Secured Credit Document under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Secured Credit Document; provided that, such Event of Default (under and as defined in the Secured Credit Document under which such Non-Controlling Authorized Representative is the Authorized Representative) shall be continuing at the end of such 180-day period; provided, further that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Administrative Agent or the Credit Agreement Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to all or a material portion of such Shared Collateral or (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding. “Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral. “Obligations” means, collectively, (i) the Credit Agreement Obligations, (ii) the Pari Obligations and (iii) each Series of Additional Obligations. “Pari Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement. “Pari Documents” means the Pari Indebtedness Agreement, the [debt securities issued][indebtedness incurred] pursuant thereto, the Pari Security Agreement and any security documents and other operative agreements evidencing or governing the Indebtedness thereunder, and the Liens securing such Indebtedness, including any agreement entered into for the purpose of securing the Pari Obligations. “Pari Indebtedness Agreement” means that certain [], dated as of [], among [], as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time. “Pari Obligations” means the “[Secured Obligations]” as such term is defined in the Pari Security Agreement. “Pari Representative” has the meaning assigned to such term in the introductory paragraph of this Agreement. “Pari Secured Parties” means the Pari Representative, the Pari Collateral Agent and the holders of the Pari Obligations issued pursuant to the Pari Indebtedness Agreement. “Pari Security Agreement” means that certain [], dated as of [], among [], as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time. “Pari Security Documents” means the Pari Security Agreement and each other agreement entered into in favor of the Pari Collateral Agent for the purpose of securing any Pari Obligations. “Possessory Collateral” means any Shared Collateral in the possession of a Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments and Chattel Paper, in each case, delivered to or in the possession of a Collateral Agent under the terms of the applicable Security Documents.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrue after the commencement of any Insolvency or Liquidation Proceeding whether or not allowed or allowable as a claim in any such Insolvency or Liquidation Proceeding. “Proceeds” has the meaning assigned to such term in Section 2.01(a). “Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings. “Responsible Officer” has the meaning assigned to such term in the Credit Agreement. “Secured Credit Document” means (i) the Credit Agreement and each Loan Document, (ii) each Pari Document, and (iii) each Additional Document. “Secured Parties” means (i) the Credit Agreement Secured Parties, (ii) the Pari Secured Parties and (iii) the Additional Secured Parties with respect to each Series of Additional Obligations. “Security Documents” means, collectively, (i) the Credit Agreement Collateral Documents, (ii) the Pari Security Documents and (iii) the Additional Security Documents. “Series” means (a) with respect to the Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Pari Secured Parties (in their capacities as such) and (iii) the Additional Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Additional Secured Parties) and (b) with respect to any Obligations, each of (i) the Credit Agreement Obligations, (ii) the Pari Obligations, and (iii) the Additional Obligations incurred pursuant to any Additional Document, which pursuant to any Joinder Agreement are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Additional Obligations). “Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of Obligations hold a valid and perfected security interest at such time. If more than two Series of Obligations are outstanding at any time and the holders of less than all Series of Obligations hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of Obligations that hold a valid and perfected security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.

“Uniform Commercial Code” or “UCC” shall mean the New York UCC; provided, however, that if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of a security interest is governed by the personal property security laws of any jurisdiction other than New York, “Uniform Commercial Code” or “UCC” shall mean those personal property security laws as in effect in such other jurisdiction for the purposes of the provisions hereof relating to such perfection or priority and for the definitions related to such provisions SECTION 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and (vi) the term “or” is not exclusive. SECTION 1.03 Impairments. It is the intention of the Secured Parties of each Series that the holders of Obligations of such Series (and not the Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Obligations), (y) any of the Obligations of such Series do not have a valid and perfected security interest in any of the Collateral securing any other Series of Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Obligations) on a basis ranking prior to the security interest of such Series of Obligations but junior to the security interest of any other Series of Obligations or (ii) the existence of any Collateral for any other Series of Obligations that is not Shared Collateral (any such condition referred to in the foregoing clause (i) or (ii) with respect to any Series of Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any mortgaged real property which applies to all Obligations shall not be deemed to be an Impairment of any Series of Obligations. In the event of any Impairment with respect to any Series of Obligations, the results of such Impairment shall be borne solely by the holders of such Series of Obligations, and the rights of the holders of such Series of Obligations (including, without limitation, the right to receive distributions in respect of such Series of Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Obligations subject to such Impairment. Additionally, in the event the Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Obligations or the Security Documents governing such Obligations shall refer to such obligations or such documents as so modified. ARTICLE II Priorities and Agreements with Respect to Shared Collateral SECTION 2.01 Priority of Claims. (a) Notwithstanding anything contained herein or in any of the Secured Credit Documents to the contrary (but subject to Section 1.03), if an Event of Default has occurred and is continuing, and the Applicable Collateral Agent or any Secured Party is taking action to enforce rights or remedies in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding of the Parent Borrower or any other Grantor (including any adequate protection payments) or any Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Shared Collateral by any Secured Party on account of such enforcement rights or remedies or received by the Applicable Collateral Agent or any Secured Party pursuant to such intercreditor agreement with respect to such Shared Collateral and any such distribution or payment (subject, in the case of any such distribution, payment or proceeds to the sentence immediately following) to which the Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Shared Collateral and all such payments and such distribution being collectively referred to as “Proceeds”) shall be applied, (i) FIRST, to the payment of all amounts owing to each Collateral Agent (in its capacity as such) and each Authorized Representative (in its capacity as such) on a ratable basis pursuant to the terms of any Secured Credit Document, (ii) SECOND, subject to Section 1.03, to the payment in full of the Obligations of each Series on a ratable basis, with such Proceeds to be applied to the Obligations of a given Series in accordance with the terms of the applicable Secured Credit Documents; provided, that following the commencement of any Insolvency or Liquidation Proceeding with respect to the Borrowers or any other Grantor, solely for purposes of this Section 2.01(a) and not any other documents governing Obligations, in the event the value of the Shared Collateral is not sufficient for the entire amount of Post Petition Interest on the Obligations to be allowed under Section 506(a) and (b) of the Bankruptcy Code or any other applicable provision of the Bankruptcy Code or other Bankruptcy Law in such Insolvency or Liquidation Proceeding, the amount of Obligations of each Series of Obligations shall include only the maximum amount of Post-Petition Interest allowable under Section 506(a) and (b) of the Bankruptcy Code or any other applicable provision of the Bankruptcy Code or other Bankruptcy Law in such Insolvency or Liquidation Proceedings; and (iii) THIRD, after payment of all Obligations, to the Parent Borrower and the other Grantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. If, despite the provisions of the Section 2.01(a), any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Obligations to which it is then entitled in accordance with this Section 2.01(a), such Secured Party shall hold such payment or recovery in trust for the benefit of all Secured Parties for distribution in accordance with this Section 2.01(a). Notwithstanding the foregoing, with respect to any Shared Collateral upon which a third party (other than a Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of Obligations (such third party, an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of Obligations with respect to which such Impairment exists. (b) It is acknowledged that the Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the Secured Parties of any Series. (c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03), each Secured Party hereby agrees that the Liens securing each Series of Obligations on any Shared Collateral shall be of equal priority. (d) Notwithstanding anything in this Agreement or any other Security Documents to the contrary, Collateral consisting of cash and cash equivalents pledged to secure Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the Administrative Agent or the Credit Agreement Collateral Agent pursuant to Section 2.03(f) or 2.16 of the Credit Agreement (or any equivalent successor provision) shall be applied as specified in the Credit Agreement and will not constitute Shared Collateral. SECTION 2.02 Actions with Respect to Shared Collateral; Prohibition on Contesting Liens. (a) Only the Applicable Collateral Agent shall act or refrain from acting with respect to any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral). At any time when the Credit Agreement Collateral Agent is the Applicable Collateral Agent, no Pari Secured Party or Additional Secured Party shall, or shall instruct any Collateral Agent to, and neither the Pari Collateral Agent, the Additional Collateral Agent nor any other Collateral Agent that is not the Applicable Collateral Agent shall, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any other intercreditor agreement with respect to any Shared Collateral), whether under any Security Document, applicable law or otherwise, it being agreed that only the Credit Agreement Collateral Agent, acting in accordance with the Credit Agreement Collateral Documents (or any Person authorized by it), shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral at such time. Notwithstanding the foregoing,

(i) in any Insolvency or Liquidation Proceeding, any Authorized Representative or any other Secured Party may file a proof of claim or statement of interest with respect to the Obligations owed to the applicable Secured Parties; (ii) any Authorized Representative or any other Secured Party may take any action to preserve or protect (but not enforce) the validity and enforceability of the Liens granted in favor of the applicable Secured Parties, provided that no such action is, or could reasonably be expected to be, (A) adverse to the Liens granted in favor of the Controlling Secured Parties or the rights of the Applicable Collateral Agent or any other Controlling Secured Parties to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement; and (iii) any Authorized Representative or any other Secured Party may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of such Secured Party, including any claims secured by the Shared Collateral, in each case, to the extent not inconsistent with the terms of this Agreement. (b) With respect to any Shared Collateral at any time when a Collateral Agent other than the Credit Agreement Collateral Agent is the Applicable Collateral Agent, (i) the Applicable Collateral Agent shall act only on the instructions of the Applicable Authorized Representative, (ii) the Applicable Collateral Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any other intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other Secured Party (other than the Applicable Authorized Representative) shall, or shall instruct the Applicable Collateral Agent to, commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Security Document, applicable law or otherwise, it being agreed that only the Applicable Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the applicable Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral. (c) Notwithstanding the equal priority of the Liens on the Shared Collateral securing each Series of Obligations, the Applicable Collateral Agent (in the case that the Pari Collateral Agent or any Additional Collateral Agent is the Applicable Collateral Agent, acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Collateral Agent had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Applicable Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party or any other exercise by the Applicable Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or cause the Applicable Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any Secured Party, the Applicable Collateral Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(d) Each of the Secured Parties agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Secured Parties on all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent, any Authorized Representative or any other Secured Party to enforce this Agreement. SECTION 2.03 No Interference; Payment Over. (a) Each Secured Party agrees that (i) it will not challenge or question in any proceeding (including any Insolvency or Liquidation Proceeding) the validity or enforceability of any Obligations of any Series or any Security Document or the validity, attachment, perfection or priority of any Lien under any Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Applicable Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Applicable Collateral Agent or any other Secured Party to exercise, and shall not exercise, any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Applicable Collateral Agent or any other Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, Insolvency or Liquidation Proceeding or other proceeding any claim against the Applicable Collateral Agent or any other Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Applicable Collateral Agent, any Applicable Authorized Representative or any other Secured Party shall be liable for any action taken or omitted to be taken by the Applicable Collateral Agent, such Applicable Authorized Representative or other Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Applicable Collateral Agent or any other Secured Party to enforce this Agreement. (b) Each Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Applicable Collateral Agent, to be distributed in accordance with the provisions of Section 2.01.

SECTION 2.04 Automatic Release of Liens. (a) If at any time the Applicable Authorized Representative or Applicable Collateral Agent forecloses upon or otherwise exercises remedies against any Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Collateral Agents for the benefit of each Series of Secured Parties upon such Shared Collateral will automatically be released and discharged as and when, but only to the extent, such Liens of the Applicable Collateral Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01. (b) Each Collateral Agent and Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable Collateral Agent to evidence and confirm any release of Shared Collateral provided for in this Section. (c) Each Authorized Representative and Collateral Agent that is not the Applicable Authorized Representative or Applicable Collateral Agent, hereby irrevocably appoints the Applicable Collateral Agent and any officer or agent of the Applicable Collateral Agent, which appointment is coupled with an interest with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Authorized Representative or Collateral Agent, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement, including the exercise of any and all remedies under each Security Document with respect to Shared Collateral and to evidence and confirm any release of Shared Collateral provided for in this Section 2.04. SECTION 2.05 Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings. (a) This Agreement shall continue in full force and effect notwithstanding the commencement and continuance of any proceeding under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Parent Borrower or any of its Subsidiaries. The relative rights as to the Shared Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor. All references herein to any Grantor shall include such Grantor as a debtor-in- possession and any receiver or trustee for such Grantor. (b) If the Parent Borrower and/or any other Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code or any other applicable Bankruptcy Law and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law and/or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each Secured Party (other than any Controlling Secured Party or Authorized Representative of any Controlling Secured Party) agrees that it will not raise, join or support any objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless the Authorized Representative of any Controlling Secured Party with respect to such Shared Collateral shall then oppose or object (or join in any objection) to such DIP Financing or such DIP Financing Liens and/or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non- Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other Secured Parties (other than any Liens of the Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the Secured Parties of each Series are granted Liens on any additional or replacement collateral pledged to any Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis the Secured Parties as set forth in this Agreement (other than any Liens of the Secured Parties constituting DIP Financing Liens), (C) if any amount of such DIP Financing and/or cash collateral is applied to repay any of the Obligations, such amount is applied pursuant to Section 2.01, and (D) if any Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing and/or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01; provided that the Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the Secured Parties of such Series or their Authorized Representative that shall not constitute Shared Collateral; and provided, further, that the Secured Parties receiving adequate protection shall not object to any other Secured Party receiving adequate protection comparable to any adequate protection granted to such Secured Parties in connection with a DIP Financing and/or use of cash collateral. SECTION 2.06 Reinstatement. In the event that any of the Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference, fraudulent transfer, or other avoidance action under the Bankruptcy Code, any other applicable Bankruptcy Law, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such Obligations shall again have been paid in full in cash. SECTION 2.07 Insurance. As between the Secured Parties, the Applicable Collateral Agent (and in the case that the Pari Collateral Agent or any Additional Collateral Agent is the Applicable Collateral Agent, acting at the direction of the Applicable Authorized Representative) shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

SECTION 2.08 Refinancings. The Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document) of, any Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative and Collateral Agent of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness, to the extent not already party hereto in such capacity. SECTION 2.09 Possessory Collateral Agent as Gratuitous Bailee for Perfection. (a) The Possessory Collateral shall be delivered to the Credit Agreement Collateral Agent and the Credit Agreement Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Shared Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Security Documents, in each case, subject to the terms and conditions of this Section 2.09; provided that at any time the Credit Agreement Collateral Agent is not the Applicable Collateral Agent, the Credit Agreement Collateral Agent shall promptly deliver all Possessory Collateral to the then Applicable Collateral Agent together with any necessary endorsements (or otherwise allow the then Applicable Collateral Agent to obtain control of such Possessory Collateral). The Borrowers shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Collateral Agent for loss or damage suffered by such Collateral Agent as a result of such transfer except for loss or damage suffered by such Collateral Agent as a result of its own willful misconduct or gross negligence. (b) The Applicable Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Security Documents, in each case, subject to the terms and conditions of this Section 2.09. (c) The duties or responsibilities of each Collateral Agent under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other Secured Party for purposes of perfecting the Lien held by such Secured Parties thereon. SECTION 2.10 Amendments to Security Documents. (a) Each Collateral Agent agrees that no Security Document of the applicable Series of Obligations of such Collateral Agent may, without the prior written consent of each other Collateral Agent, be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any such Security Document, would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(c) In making determinations required by this Section 2.10, each Collateral Agent may conclusively rely on an officer’s certificate of the Parent Borrower. ARTICLE III Existence and Amounts of Liens and Obligations SECTION 3.01 Determinations with Respect to Amounts of Liens and Obligations. Whenever a Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Obligations of any Series, or the Shared Collateral subject to any Lien securing the Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative or Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if an Authorized Representative or a Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Parent Borrower. Each Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other Person as a result of such determination. ARTICLE IV The Applicable Collateral Agent SECTION 4.01 Authority. (a) Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Applicable Collateral Agent to any Non- Controlling Secured Party or give any Non-Controlling Secured Party the right to direct any Applicable Collateral Agent, except that each Applicable Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01. (b) In furtherance of the foregoing, each Non-Controlling Secured Party acknowledges and agrees that the Applicable Collateral Agent shall be entitled, for the benefit of the Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the Security Documents, as applicable, pursuant to which the Applicable Collateral Agent is the collateral agent for such Shared Collateral, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the Obligations held by such Non-Controlling Secured Parties. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Applicable Collateral Agent, the Applicable Authorized Representative or any other Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non- Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the Secured Parties waives any claim it may now or hereafter have against any Collateral Agent or the Authorized Representative of any other Series of Obligations or any other Secured Party of any other Series arising out of (i) any actions in accordance with this Agreement which any Collateral Agent, Authorized Representative or the Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Obligations from any account debtor, guarantor or any other party) in accordance with the Security Documents or any other agreement related thereto or to the collection of the Obligations or the valuation, use, protection or release of any security for the Obligations, (ii) any election by any Applicable Authorized Representative or any holders of Obligations in any Insolvency or Liquidation Proceeding of the application of Section 1111(b) of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, the Parent Borrower or any of its Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Applicable Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing holders of each Series of Obligations for which such Collateral constitutes Shared Collateral. SECTION 4.02 Rights as a Secured Party. The Person serving as the Applicable Authorized Representative and/or Applicable Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party under any Series of Obligations that it holds as any other Secured Party of such Series and may exercise the same as though it were not the Applicable Authorized Representative and/or Applicable Collateral Agent and the term “Secured Party” or “Secured Parties” or (as applicable) “Credit Agreement Secured Party”, “Credit Agreement Secured Parties,” “Pari Secured Party,” “Pari Secured Parties,” “Additional Secured Party” or “Additional Secured Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Applicable Authorized Representative and/or Applicable Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may but is not required to accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Grantors or any Subsidiary or other Affiliate thereof as if such Person were not the Applicable Authorized Representative and/or Applicable Collateral Agent hereunder and without any duty to account therefor to any other Secured Party. SECTION 4.03. Exculpatory Provisions. The Applicable Authorized Representative and each Applicable Collateral Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, the Applicable Authorized Representative and each Applicable Collateral Agent:

(i) shall not be subject to any fiduciary duties and/or any implied duties, regardless of whether an Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers; provided that the Applicable Authorized Representative and each Applicable Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Applicable Authorized Representative or the Applicable Collateral Agent to liability or that is contrary to this Agreement or applicable law; (iii) shall not, except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to a Grantor or any of its Affiliates that is communicated to or obtained by the Person serving as the Applicable Authorized Representative and/or Applicable Collateral Agent or any of its Affiliates in any capacity; (iv) shall not be liable for any action taken or not taken by it (1) in the absence of its own gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment or (2) in reliance on a certificate of an authorized officer of the Parent Borrower stating that such action is permitted by the terms of this Agreement. The Applicable Authorized Representative and the Applicable Collateral Agent shall be deemed not to have knowledge of any Event of Default under any Series of Obligations unless and until written notice describing such Event of Default and referencing applicable agreement is given to the Applicable Authorized Representative and Applicable Collateral Agent at its address as provided in Section 5.01; (v) shall not be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement or any other Security Document, (2) the contents of any certificate, opinion, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Security Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents (including the preparation or filing of financing statements), (5) the value or the sufficiency of any Collateral for any Series of Obligations, or (6) the satisfaction of any condition set forth in any Secured Credit Document, other than to confirm receipt of items expressly required to be delivered to such Applicable Authorized Representative or Applicable Collateral Agent; and (vi) need not segregate money held hereunder from other funds except to the extent required by law. The Applicable Authorized Representative and the Applicable Collateral Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing. SECTION 4.04. Collateral and Guaranty Matters. Each of the Secured Parties irrevocably authorizes the applicable Collateral Agent to release any Lien on any property granted to or held by such Collateral Agent under any Security Document in accordance with Section 2.04.

SECTION 4.05. Delegation of Duties. The Applicable Authorized Representative and/or the Applicable Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Security Document by or through any one or more sub- agents appointed by the Applicable Authorized Representative and/or Applicable Collateral Agent, and such Applicable Authorized Representative or Applicable Collateral Agent shall not be responsible to any other Secured Party for any misconduct or negligence on the part of such sub- agent appointed with due care. The Applicable Authorized Representative and/or Applicable Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of the Applicable Authorized Representative and/or Applicable Collateral Agent and any such sub-agent; provided, however that in no event shall any Applicable Authorized Representative or Applicable Collateral Agent be responsible or liable to any other Secured Party for any misconduct or negligence on the part of any such sub-agent appointed with due care. ARTICLE V Miscellaneous SECTION 5.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows: (a) if to the Credit Agreement Collateral Agent or the Administrative Agent, to it at: JPMorgan Chase Bank, N.A. 500 Stanton Christiana Rd. NCC5 / 1st Floor Newark, DE 19713 Attention: Loan & Agency Services Group With a copy (which shall not constitute notice) to: Davis Polk & Wardwell LLP 450 Lexington Ave. New York, NY 10017 Attention: Ruben Henriquez Email: Ruben.Henriquez@davispolk.com (b) if to the Pari Representative or Pari Collateral Agent, to it at [_______], Attention of [_______] (Fax No. [_______]) (e-mail: [_______]); (c) if to any other additional Authorized Representative, to it at the address set forth in the applicable Joinder Agreement; and (d) if to Parent Borrower and/or any of the Grantors, to the applicable party at:

Tenable, Inc. 6100 Merriweather Drive Columbia, MD 21044 Attention: Matthew Brown, CFO E-Mail: svintz@tenable.com; legal@tenable.com With a copy (which shall not constitute notice) to: Cooley LLP 110 N. Wacker Drive Suite 4200 Chicago, IL 60606-1511 Attention: Addison Pierce E-Mail: afpierce@cooley.com Any party hereto may change its address or email address for notices and other communications hereunder by notice to the other parties hereto. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by email shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). SECTION 5.02 Waivers; Amendment; Joinder Agreements. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by Section 5.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances. (b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative, each Collateral Agent and the Parent Borrower. (c) Notwithstanding the foregoing, without the consent of any Secured Party, any Authorized Representative and Collateral Agent may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.13 and upon such execution and delivery, such Authorized Representative, such Collateral Agent and the Additional Secured Parties and Additional Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the Additional Security Documents applicable thereto. (d) Notwithstanding the foregoing, without the consent of any other Authorized Representative or Secured Party, the Collateral Agents may effect amendments and modifications to this Agreement (which may be in the form of an amendment and restatement) to the extent necessary to reflect any incurrence of any Additional Obligations in compliance with the Credit Agreement and the other Secured Credit Documents, any Refinancing of the Credit Agreement or any successor Credit Agreement Collateral Agent. SECTION 5.03 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of which are intended to be bound by, and to be third party beneficiaries of, this Agreement. SECTION 5.04 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. SECTION 5.05 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic transmission (e.g., a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart hereof. SECTION 5.06 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. SECTION 5.07 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 5.08 Submission to Jurisdiction Waivers; Consent to Service of Process. Each party hereto, on behalf of itself and, as applicable, the Secured Parties of the Series for which it is acting, irrevocably and unconditionally: (a) submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement and/or the Secured Credit Documents shall affect any right that any representative may otherwise have to bring any action or proceeding relating to any Secured Credit Document against any Grantors or its respective properties in the courts of any jurisdiction; (b) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address set forth in Section 5.01; (d) as it relates to any Grantor, such Grantor designates, appoints and empowers the Parent Borrower as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding and the Parent Borrower hereby accepts such designation and appointment; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages; provided that the foregoing shall not limit any Grantor’s indemnification obligations under the Secured Credit Documents. SECTION 5.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT

ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5.09 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. SECTION 5.10 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. SECTION 5.11 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the Security Documents or any of the other Secured Credit Documents, the provisions of this Agreement shall control. SECTION 5.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties in relation to one another. None of the Borrowers, any other Grantor or any creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement, and none of the Borrowers or any other Grantor may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09 and Article V). Notwithstanding anything in this Agreement to the contrary (other than Section 2.04, 2.05, 2.08, 2.09 or Article V), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Credit Agreement, any other Security Document, or permit the Borrowers or any Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Credit Agreement or any other Security Document or (b) obligate the Borrowers or any Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Credit Agreement or any other Security Document. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their terms. SECTION 5.13 Additional Senior Debt. To the extent, but only to the extent, permitted by the provisions of the Secured Credit Documents then in effect, the Grantors may incur additional indebtedness after the date hereof that is permitted by the Secured Credit Documents to be incurred and secured on an equal and ratable basis by the Liens securing the Obligations (such indebtedness referred to as “Additional Senior Class Debt”). Any such Additional Senior Class Debt may be secured by a Lien and may be guaranteed by the Grantors on a senior basis, in each case under and pursuant to the Additional Documents, if and subject to the condition that the administrative agent, trustee or similar representative of any such Additional Senior Class Debt (each, an “Additional Senior Class Debt Representative”) and the collateral agent or similar representative of any such Additional Senior Class Debt (each, an “Additional Senior Class Debt Collateral Agent”), acting on behalf of the holders of such Additional Senior Class Debt (such Additional Senior Class Debt Representative, Additional Senior Class Debt Collateral Agent and holders in respect of any Additional Senior Class Debt being referred to as the “Additional Senior Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order for an Additional Senior Class Debt Representative and Additional Senior Class Debt Collateral Agent to become a party to this Agreement, (i) such Additional Senior Class Debt Representative, Additional Senior Class Debt Collateral Agent and each Grantor shall have executed and delivered an instrument substantially in the form of Annex II (with such changes as may be reasonably approved by the Applicable Collateral Agent and such Additional Senior Class Debt Representative) pursuant to which such Additional Senior Class Debt Representative becomes an Authorized Representative hereunder, such Additional Senior Class Debt Collateral Agent becomes a Collateral Agent hereunder and the Additional Senior Class Debt in respect of which such Additional Senior Class Debt Representative is the Authorized Representative and the related Additional Senior Class Debt Parties become subject hereto and bound hereby; (ii) the Parent Borrower shall have (x) delivered to each Collateral Agent true and complete copies of each of the Additional Documents relating to such Additional Senior Class Debt, certified as being true and correct by a Responsible Officer of the Parent Borrower, and (y) identified in a certificate of an authorized officer the obligations to be designated as Additional Obligations and the initial aggregate principal amount or face amount thereof, and certified that such obligations are permitted to be incurred and secured on a pari passu basis with the Lien securing the other Obligations by the terms of each then existing Secured Credit Document; (iii) to the extent required by the applicable Additional Documents, all filings, recordations and/or amendments or supplements to the Security Documents necessary or desirable in the reasonable judgment of the Additional Collateral Agent for such Additional Senior Class Debt to confirm and perfect the Liens securing the relevant obligations relating to such Additional Senior Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordations shall have been taken in the reasonable judgment of such Additional Collateral Agent), and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments shall have been taken in the reasonable judgment of such Additional Collateral Agent); and (iv) the Additional Documents, as applicable, relating to such Additional Senior Class Debt shall provide, in a manner reasonably satisfactory to each Collateral Agent, that each Additional Senior Class Debt Party with respect to such Additional Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Senior Class Debt. SECTION 5.14 Agent Capacities. Except as expressly provided herein or in the Credit Agreement Collateral Documents, JPMorgan Chase Bank, N.A. is acting in the capacities of Administrative Agent and Credit Agreement Collateral Agent solely for the Credit Agreement Secured Parties. Except as expressly provided herein or in the Pari Security Documents, [_______] is acting in the capacity of Pari Representative and Pari Collateral Agent solely for the Pari Secured Parties. Except as expressly set forth herein, none of the Administrative Agent, the Credit Agreement Collateral Agent, the Pari Representative or the Pari Collateral Agent shall have any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the applicable Secured Credit Documents. Each of the Administrative Agent, the Credit Agreement Collateral Agent, the Pari Collateral Agent, the Pari

Representative and each Additional Collateral Agent and Additional Authorized Representative shall be entitled to the rights, privileges, immunities and indemnities granted to it, respectively, under its applicable Secured Credit Documents. SECTION 5.15 Integration. This Agreement together with the other Secured Credit Documents and the Security Documents represents the agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Credit Agreement Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the Security Documents. SECTION 5.16 Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b) The obligations of the Borrowers or other Grantor in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Borrowers and other Grantors agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss, and if the amount of the Agreement Currency so purchased exceeds the sum originally due to the Applicable Creditor in the Agreement Currency, the Applicable Creditor shall refund the amount of such excess to the Borrowers or such Grantor, as applicable. The obligations of the parties contained in this Section 5.16 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. JPMORGAN CHASE BANK, N.A., as Credit Agreement Collateral Agent By: Name: Title: JPMORGAN CHASE BANK, N.A., as Authorized Representative for the Credit Agreement Secured Parties By: Name: Title: [_______], solely in its capacity as Pari Collateral Agent under the Pari Indebtedness Agreement, as Additional Collateral Agent By: Name: Title: [_______], solely in its capacity as Pari Representative, as Additional Authorized Representative By: Name: Title:

[•], as a Grantor By: Name: Title: [•], as a Grantor By: Name: Title: [EACH SUBSIDIARY GUARANTOR], each as a Grantor By: Name: Title:

ANNEX I Grantors [_] [_] [_] [_] [_] [_]

ANNEX II [FORM OF] JOINDER NO. [ ] dated as of [_______], 20[ ] to the PARI PASSU INTERCREDITOR AGREEMENT dated as of [_______] (the “Intercreditor Agreement”), (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, this “Agreement”), among [•], [•], the other Grantors from time to time party hereto and JPMORGAN CHASE BANK, N.A., as collateral agent for the Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Credit Agreement Collateral Agent”), JPMORGAN CHASE BANK, N.A., as Authorized Representative for the Credit Agreement Secured Parties, [_______], as Pari Collateral Agent, , [_______], as Pari Representative for the Pari Secured Parties and each additional Authorized Representative and additional Collateral Agent from time to time party thereto. A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement. B. As a condition to the ability of the Grantors to incur Additional Obligations and to secure such Additional Senior Class Debt with the liens and security interests created by the Additional Security Documents, the Additional Senior Class Debt Representative and Additional Senior Class Debt Collateral Agent in respect of such Additional Senior Class Debt is required to become an Authorized Representative and Collateral Agent respectively, and such Additional Senior Class Debt and the Additional Senior Class Debt Parties in respect thereof are required to become subject to and bound by the Intercreditor Agreement. Section 5.13 of the Intercreditor Agreement provides that such Additional Senior Class Debt Representative and Additional Senior Class Debt Collateral Agent may become an Authorized Representative and Collateral Agent, respectively, and such Additional Senior Class Debt and such Additional Senior Class Debt Parties may become subject to and bound by the Intercreditor Agreement, upon the execution and delivery by the Additional Senior Class Debt Representative and Additional Senior Class Debt Collateral Agent of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 5.13 of the Intercreditor Agreement. The undersigned Additional Senior Class Debt Representative (the “New Representative”) and Additional Senior Class Debt Collateral Agent (the “New Collateral Agent”) is executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement and the Security Documents. Accordingly, the New Representative and New Collateral Agent agree as follows: SECTION 1. In accordance with Section 5.13 of the Intercreditor Agreement, the New Representative by its signature below becomes an Authorized Representative under, the New Collateral Agent by its signature below becomes a Collateral Agent, and the related Additional Senior Class Debt and Additional Senior Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative and New Collateral Agent had originally been named therein as an Authorized Representative and Collateral Agent respectively and the New Representative and the New Collateral Agent, each on its behalf and on behalf of such Additional Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as Authorized Representative and as New Collateral Agent and to the Additional Senior Class Debt Parties that it represents as Additional Secured Parties. Each reference to an “Authorized Representative” in the Intercreditor

Agreement shall be deemed to include the New Representative. Each reference to a “Collateral Agent” in the Intercreditor Agreement shall be deemed to include the New Collateral Agent. The Intercreditor Agreement is hereby incorporated herein by reference. SECTION 2. The New Representative and the New Collateral Agent each represents and warrants to each Collateral Agent, each Authorized Representative and the other Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee] under [describe new debt facility], (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (iii) the Additional Documents relating to such Additional Senior Class Debt provide that, upon the New Representative’s and New Collateral Agent’s entry into this Joinder Agreement, the Additional Senior Class Debt Parties in respect of such Additional Senior Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Additional Secured Parties. SECTION 3. This Joinder may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. The words “execution,” “signed,” “signature,” and words of like import in this Joinder shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart of a signature page of this Joinder by facsimile transmission or other electronic transmission (e.g., a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart hereof. SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect. SECTION 5. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 6. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative and the New Collateral Agent shall be given to it at its address set forth below its signature hereto.

SECTION 8. The Borrowers agree to reimburse each Collateral Agent and each Authorized Representative for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel, in each case as required by the applicable Secured Credit Documents. IN WITNESS WHEREOF, each of the New Representative and New Collateral Agent has duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written. [NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ], By: Name: Title: Address for notices: _________________ _________________ Attention of: _________________ Telecopy: _________________ [NAME OF NEW COLLATERAL AGENT], as [ ] for the holders of [ ], By: Name: Title: Address for notices: _________________ _________________ Attention of: _________________ Telecopy: _________________

Acknowledged by: [GRANTORS]15 By: Name: Title: THE OTHER GRANTORS LISTED ON SCHEDULE I HERETO, By: Name: Title: 15 To conform with Credit Agreement.

EXHIBIT F-2 [FORM OF JUNIOR LIEN INTERCREDITOR AGREEMENT ATTACHED]

INTERCREDITOR AGREEMENT dated as of [ ], 20[ ] among JPMORGAN CHASE BANK, N.A., as Senior Credit Agreement Collateral Agent, and [ ], as Initial Junior Lien Collateral Agent, and Each additional REPRESENTATIVE from time to time party hereto, and acknowledged and agreed by TENABLE HOLDINGS, INC., as the Parent Borrower, and the other Grantors from time to time party hereto

INTERCREDITOR AGREEMENT dated as of [ ], 20[ ] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among JPMORGAN CHASE BANK, N.A., as collateral agent for the Senior Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Senior Credit Agreement Collateral Agent”), [ ], as collateral agent for the Initial Junior Lien Secured Parties (in such capacity and together with its successors in such capacity, the “Initial Junior Lien Collateral Agent”), and each additional Junior Priority Representative and Senior Representative that from time to time becomes a party hereto pursuant to Section 8.09, and acknowledged and agreed by TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), and the other Grantors (as defined below) party hereto. In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Senior Credit Agreement Collateral Agent (for itself and on behalf of the Senior Credit Agreement Secured Parties), the Initial Junior Lien Collateral Agent (for itself and on behalf of the Initial Junior Lien Secured Parties), each additional Senior Representative (for itself and on behalf of the Additional Senior Debt Parties under the applicable Additional Senior Debt Facility) and each additional Junior Priority Representative (for itself and on behalf of the Junior Priority Debt Parties under the applicable Junior Priority Debt Facility) agree as follows: ARTICLE I Definitions SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein, have the meaning set forth in the Senior Credit Agreement or, if defined in the New York UCC, have the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below. “Additional Junior Priority Debt” means any Indebtedness (other than Indebtedness constituting Initial Junior Lien Obligations) that is issued, borrowed or guaranteed by the Borrowers and/or any other Grantor (and not guaranteed by any Subsidiary that is not a Guarantor), which Indebtedness and guarantees are secured by the Junior Priority Collateral (or any portion thereof) on a junior basis (but without regard to control of remedies) to the Senior Obligations then outstanding; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Debt Document and Junior Priority Debt Document in effect at the time of such incurrence, security grant or guarantee and (ii) the Representative for the holders of such Indebtedness shall have (A) become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and (B) become a party to an Applicable Intercreditor Agreement (if relevant). Additional Junior Priority Debt shall include any Registered Equivalent Notes and guarantees thereof by the Guarantors issued in connection therewith. “Additional Junior Priority Debt Documents” means, with respect to any series, issue or class of Additional Junior Priority Debt, the notes, loan agreements, indentures, note purchase agreements or other operative agreements evidencing or governing such Indebtedness, including the Junior Priority Collateral Documents relating to such Additional Junior Priority Debt.

“Additional Junior Priority Debt Facility” means each indenture, note purchase agreement, loan agreement or other governing agreement with respect to any Additional Junior Priority Debt. “Additional Junior Priority Debt Obligations” means, with respect to any series, issue or class of Additional Junior Priority Debt, all amounts owing pursuant to the terms of such Additional Junior Priority Debt, including, without limitation, the obligation (including guarantee obligations) to pay principal, interest, fees, expenses (including interest, fees, and expenses that accrue after the commencement of an Insolvency or Liquidation Proceeding, regardless of whether such interest, fees, and expenses is an allowed claim under such Insolvency or Liquidation Proceeding), letter of credit commissions, reimbursement obligations, charges, attorneys’ costs, indemnities and other amounts payable by a Grantor under any Additional Junior Priority Debt Document. “Additional Junior Priority Debt Parties” means, with respect to any series, issue or class of Additional Junior Priority Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Junior Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrowers or any other Grantor under any related Additional Junior Priority Debt Documents. “Additional Senior Debt” means any Indebtedness (other than Indebtedness constituting Senior Credit Agreement Obligations) that is issued, borrowed or guaranteed by the Borrowers and/or any Grantor (and not guaranteed by any Subsidiary that is not a Guarantor), which Indebtedness and guarantees are secured by the Senior Collateral (or any portion thereof) on a senior basis (but without regard to control of remedies) to the Junior Priority Debt Obligations then outstanding; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Debt Document and Junior Priority Debt Document in effect at the time of such incurrence, security grant or guarantee and (ii) the Representative for the holders of such Indebtedness shall have (A) become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof and (B) become a party to an Applicable Intercreditor Agreement (if relevant). Additional Senior Debt shall include any Registered Equivalent Notes and guarantees thereof by the Guarantors issued in connection therewith. “Additional Senior Debt Documents” means, with respect to any series, issue or class of Additional Senior Debt, the notes, loan agreements, indentures, note purchase agreements or other operative agreements evidencing or governing such Indebtedness, including the Senior Collateral Documents relating to such Additional Senior Debt. “Additional Senior Debt Facility” means each indenture, note purchase agreement, loan agreement or other governing agreement with respect to any Additional Senior Debt. “Additional Senior Debt Obligations” means, with respect to any series, issue or class of Additional Senior Debt, all amounts owing pursuant to the terms of such Additional Senior Debt, including, without limitation, the obligation (including guarantee obligations) to pay principal, interest, fees, expenses (including interest, fees, and expenses that accrue after the commencement of an Insolvency or Liquidation Proceeding, regardless of whether such interest, fees, or expenses are an allowed claim under such Insolvency or Liquidation Proceeding), letter of credit commissions, reimbursement obligations, charges, attorneys’ costs, indemnities and other amounts payable by a Grantor under any Additional Senior Debt Document. “Additional Senior Debt Parties” means, with respect to any series, issue or class of Additional Senior Debt, the holders of such Indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Senior Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrowers or any Grantor under any related Additional Senior Debt Documents. “Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement. “Applicable Intercreditor Agreement” means an intercreditor agreement in form and substance reasonably satisfactory to the Parent Borrower and the Senior Credit Agreement Collateral Agent or the Initial Junior Lien Collateral Agent, as the context requires. “Authorized Officer” means, with respect to any Person, the chief executive officer, the chief financial officer, principal accounting officer, the president, any vice president, treasurer, general counsel, secretary or another executive officer of such Person. “Bankruptcy Code” means Title 11 of the United States Code, as amended. “Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors. “Borrowers” means, collectively, (i) the Parent Borrower and (ii) each Additional Borrower. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed. “Class Debt” has the meaning assigned to such term in Section 8.09. “Class Debt Parties” has the meaning assigned to such term in Section 8.09. “Class Debt Representatives” has the meaning assigned to such term in Section 8.09. “Collateral” means the Senior Collateral and the Junior Priority Collateral. “Collateral Agents” means the Senior Credit Agreement Collateral Agent, any collateral agent designated pursuant to any Additional Senior Debt Documents, the Initial Junior Lien Collateral Agent and any collateral agent designated pursuant to any Additional Junior Priority Debt Documents. “Collateral Documents” means the Senior Collateral Documents and the Junior Priority Collateral Documents. “Debt Facility” means any Senior Facility and any Junior Priority Debt Facility.

“Designated Junior Priority Representative” means (i) the Initial Junior Lien Collateral Agent, until such time as the Initial Junior Lien Agreement ceases to be the only Junior Priority Debt Facility under this Agreement and (ii) at any time when clause (i) does not apply, the “[Applicable Collateral Agent]” (as defined in the Applicable Intercreditor Agreement among the Junior Priority Representatives). “Designated Senior Representative” means the (i) Senior Credit Agreement Collateral Agent, until such time as the Senior Credit Agreement ceases to be the only Senior Facility under this Agreement and (ii) at any time when clause (i) does not apply, the “[Applicable Collateral Agent]” (as defined in the Applicable Intercreditor Agreement among the Senior Representatives). “DIP Financing” has the meaning assigned to such term in Section 6.01. “Discharge” means, subject to Section 5.06 and Section 6.04, with respect to any Shared Collateral and any Debt Facility, the date on which such Debt Facility and the Senior Obligations or Junior Priority Debt Obligations thereunder, as the case may be, are no longer secured by, and no longer required to be secured by, such Shared Collateral in accordance with the terms of the Debt Documents governing such Debt Facility. The term “Discharged” shall have a corresponding meaning. “Discharge of Junior Priority Debt Obligations” means the date on which the Discharge of the Junior Priority Debt Obligations has occurred. “Discharge of Senior Obligations” means the date on which the Discharge of the Senior Obligations has occurred. The Parent Borrower agrees to notify the Designated Junior Priority Representative in writing of the occurrence of the Discharge of Senior Obligations; provided that failure to deliver any such notice shall not impact whether such Discharge of Senior Obligations has occurred. “Governmental Authority” means any nation or government, any state, provincial, country, territorial or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Grantors” means the Borrowers, the other Guarantors, and each of their respective Subsidiaries or direct or indirect parent company of the Parent Borrower which has granted a security interest pursuant to any Collateral Document to secure any Secured Obligations. The Grantors existing on the date hereof are listed on the signature pages hereto as Grantors. “Guarantors” means each of the Senior Guarantors and the Junior Guarantors. “Indebtedness” means any obligations that constitute “Indebtedness” within the meaning of any Senior Facility or Junior Priority Debt Facility. “Initial Junior Lien Agreement” means that certain [ ], dated as of [•], 202[ ], among the Parent Borrower, [ ], as [ ], as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“Initial Junior Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor Collateral Agent under the Initial Junior Agreement. “Initial Junior Lien Debt Documents” means the Initial Junior Lien Agreement and the other “[ ]” as defined in the Initial Junior Lien Agreement. “Initial Junior Lien Obligations” means the “[ ]” as such term is defined in the Initial Junior Lien Agreement. “Initial Junior Lien Secured Parties” means “Secured Parties” as such term is defined in the Initial Junior Lien Agreement. “Initial Junior Lien Security Agreement” means the “[Security Agreement]” as such term is defined in the Initial Junior Lien Agreement. “Insolvency or Liquidation Proceeding” means: (1) any case or proceeding commenced by or against any Borrower or any other Grantor under any Bankruptcy Law, any other case or proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of any Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrowers or any other Grantor or any similar case or proceeding relative to the Borrowers or any other Grantor or its creditors, as such, in each case whether or not voluntary; (2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to any Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or (3) any other case or proceeding of any type or nature in which substantially all claims of creditors of any Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims. “Joinder Agreement” means a supplement to this Agreement in substantially the form of Annex II or Annex III hereof. “Junior Guarantors” means each Person that guarantees any Junior Priority Debt Obligations pursuant to any Junior Priority Debt Documents. “Junior Permitted Actions” has the meaning assigned to such term in Section 3.01(a). “Junior Priority Class Debt” has the meaning assigned to such term in Section 8.09. “Junior Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09. “Junior Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09.

“Junior Priority Collateral” means any “Collateral” as defined in any Initial Junior Lien Debt Document or any other Junior Priority Debt Document or any other assets or property of the Borrowers or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Junior Priority Collateral Document as security for any Junior Priority Debt Obligations. “Junior Priority Collateral Documents” means the Initial Junior Lien Security Agreement and the other “[Collateral Documents]” as defined in the Initial Junior Lien Agreement and each of the collateral agreements, security agreements, any Applicable Intercreditor Agreement and other instruments and documents executed and delivered by the Borrowers or any other Grantor for purposes of providing collateral security for any Junior Priority Debt Obligation. “Junior Priority Debt” means any Initial Junior Lien Obligations and any Additional Junior Priority Debt. “Junior Priority Debt Documents” means the Initial Junior Lien Debt Documents and any Additional Junior Priority Debt Documents. “Junior Priority Debt Facilities” means the Initial Junior Lien Agreement and any Additional Junior Priority Debt Facilities. “Junior Priority Debt Obligations” means the Initial Junior Lien Obligations and any Additional Junior Priority Debt Obligations. “Junior Priority Debt Parties” means the Initial Junior Lien Secured Parties and any Additional Junior Priority Debt Parties. “Junior Priority Enforcement Date” means, with respect to any Junior Priority Representative, the date which is 180 days after the occurrence of both (i) an “Event of Default” (under and as defined in the Junior Priority Debt Document for which such Junior Priority Representative has been named as Representative) and (ii) the Designated Senior Representative’s and each other Representative’s receipt of written notice from such Junior Priority Representative that (x) such Junior Priority Representative is the Designated Junior Priority Representative and that an “Event of Default” (under and as defined in the Junior Priority Debt Document for which such Junior Priority Representative has been named as Representative) has occurred and is continuing and (y) the Junior Priority Debt Obligations of the series with respect to which such Junior Priority Representative is the Junior Priority Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Junior Priority Debt Document; provided that such “Event of Default” (under and as defined in the Junior Priority Debt Document for which such Junior Priority Representative has been named as Representative) shall not have been cured or waived (or the applicable acceleration rescinded) at the end of such 180 day period; provided, further that the Junior Priority Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time any Senior Representative has commenced and is diligently pursuing any enforcement action with respect to all or a material portion of Shared Collateral or (2) at any time the Grantor which has granted a security interest in Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Junior Priority Lien” means the Liens on the Junior Priority Collateral in favor of Junior Priority Debt Parties under Junior Priority Collateral Documents. “Junior Priority Majority Representatives” means Junior Priority Representatives representing at least a majority of the then aggregate principal amount of outstanding Junior Priority Debt Obligations for borrowed money. “Junior Priority Representative” means (i) in the case of the Initial Junior Lien Obligations or the Initial Junior Lien Secured Parties, the Initial Junior Lien Collateral Agent and (ii) in the case of any Junior Priority Debt Facility incurred after the date hereof or the Junior Priority Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Junior Priority Debt Facility that is named as the Representative in respect of such Junior Priority Debt Facility in the applicable Joinder Agreement. “New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York. “Officer’s Certificate” has the meaning provided to such term in Section 8.08. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Possessory Collateral” means any Shared Collateral in the possession of a Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of any Collateral Agent under the terms of the Senior Collateral Documents or the Junior Priority Collateral Documents. “Proceeds” means the proceeds of any sale, collection or other liquidation of Shared Collateral and any payment or distribution made in respect of Shared Collateral in an Insolvency or Liquidation Proceeding and any amounts received by any Senior Representative or any Senior Secured Party from a Junior Priority Debt Party in respect of Shared Collateral pursuant to this Agreement. “Purchase Event” has the meaning assigned to such term in Section 5.07. “Recovery” has the meaning assigned to such term in Section 6.04. “Refinance” means, in respect of any Indebtedness, to refinance, extend, exchange, renew, refund, repay, prepay, redeem, purchase, defease, retire, restructure, amend, increase, modify, supplement or replace, or to issue other Indebtedness or enter alternative financing arrangements in exchange or replacement for, such Indebtedness, in whole or in part, including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including, in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” shall have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Replacement Senior Obligations” has the meaning assigned to such term in Section 8.10. “Representative(s)” means, individually and/or collectively, each of the Senior Representatives and the Junior Priority Representatives. “SEC” means the United States Securities and Exchange Commission and any successor agency thereto. “Secured Obligations” means the Senior Obligations and the Junior Priority Debt Obligations. “Secured Parties” means the Senior Secured Parties and the Junior Priority Debt Parties. “Senior Class Debt” has the meaning assigned to such term in Section 8.09. “Senior Class Debt Parties” has the meaning assigned to such term in Section 8.09. “Senior Class Debt Representative” has the meaning assigned to such term in Section 8.09. “Senior Collateral” means any “Collateral” as defined in any Senior Credit Agreement Loan Document or any other Senior Debt Document or any other assets or property of the Borrowers or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Senior Collateral Document as security for any Senior Obligations. “Senior Collateral Documents” means the Senior Credit Agreement Security Agreement and the other “Collateral Documents” as defined in the Senior Credit Agreement, any Applicable Intercreditor Agreement (upon and after the initial execution and delivery thereof by the initial parties thereto) and each of the collateral agreements, security agreements and other instruments and documents executed and delivered by the Borrowers or any other Grantor for purposes of providing collateral security for any Senior Obligation. “Senior Credit Agreement” means that certain Credit Agreement dated as of October 13, 2026 by and among the Parent Borrower, the other guarantors party thereto from time to time, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time. “Senior Credit Agreement Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor Collateral Agent under the Senior Credit Agreement. “Senior Credit Agreement Loan Documents” means the Senior Credit Agreement and the other “Loan Documents” as defined in the Senior Credit Agreement.

“Senior Credit Agreement Obligations” means the “Obligations” as defined in the Senior Credit Agreement. “Senior Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Senior Credit Agreement. “Senior Credit Agreement Security Agreement” means the “Security Agreement” as defined in the Senior Credit Agreement. “Senior Debt Documents” means the Senior Credit Agreement Loan Documents and any Additional Senior Debt Documents. “Senior Facilities” means the Senior Credit Agreement and any Additional Senior Debt Facilities. “Senior Guarantors” means each Person that guarantees any Senior Obligations pursuant to any Senior Debt Documents. “Senior Lien” means the Liens on the Senior Collateral in favor of the Senior Secured Parties under the Senior Collateral Documents. “Senior Obligations” means the Senior Credit Agreement Obligations and any Additional Senior Debt Obligations. “Senior Representative” means (i) in the case of any Senior Credit Agreement Obligations or the Senior Credit Agreement Secured Parties, the Senior Credit Agreement Collateral Agent and (ii) in the case of any Additional Senior Debt Facility and the Additional Senior Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Senior Debt Facility that is named as the Representative in respect of such Additional Senior Debt Facility hereunder or in the applicable Joinder Agreement. “Senior Secured Parties” means the Senior Credit Agreement Secured Parties and any Additional Senior Debt Parties. “Shared Collateral” means, at any time, Collateral in which the holders of Senior Obligations under at least one Senior Facility and the holders of Junior Priority Debt Obligations under at least one Junior Priority Debt Facility (or their Representatives) hold a valid security interest at such time (or, in either case, are deemed pursuant to Article II to hold a security interest). If, at any time, any portion of the Senior Collateral under one or more Senior Facilities does not constitute Junior Priority Collateral under one or more Junior Priority Debt Facilities, then such portion of such Senior Collateral shall constitute Shared Collateral only with respect to the Junior Priority Debt Facilities for which it constitutes Junior Priority Collateral and shall not constitute Shared Collateral for any Junior Priority Debt Facility which does not have a valid security interest in such Collateral at such time. “Subsidiary” of a Person means a corporation, company, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent Borrower. “Uniform Commercial Code” or “UCC” shall mean the New York UCC; provided, however, that if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of a security interest is governed by the personal property security laws of any jurisdiction other than New York, “Uniform Commercial Code” shall mean those personal property security laws as in effect in such other jurisdiction for the purposes of the provisions hereof relating to such perfection or priority and for the definitions related to such provisions. SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive. ARTICLE II Priorities and Agreements with Respect to Shared Collateral SECTION 2.01. Subordination. (a) Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Junior Priority Representative or any Junior Priority Debt Parties on the Shared Collateral or of any Liens granted to any Senior Representative or any other Senior Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any Junior Priority Debt Document or any Senior Debt Document or any other circumstance whatsoever, each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby agrees that (a) any

Lien on the Shared Collateral securing or purporting to secure any Senior Obligations now or hereafter held by or on behalf of any Senior Representative or any other Senior Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and priority to any Lien on the Shared Collateral securing or purporting to secure any Junior Priority Debt Obligations and (b) any Lien on the Shared Collateral securing or purporting to secure any Junior Priority Debt Obligations now or hereafter held by or on behalf of any Junior Priority Representative, any Junior Priority Debt Parties or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing or purporting to secure any Senior Obligations. All Liens on the Shared Collateral securing or purporting to secure any Senior Obligations shall be and remain senior in all respects and priority to all Liens on the Shared Collateral securing or purporting to secure any Junior Priority Debt Obligations for all purposes, whether or not such Liens securing or purporting to secure any Senior Obligations are subordinated to any Lien securing any other obligation of the Borrowers, any Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed. SECTION 2.02. Nature of Senior Lender Claims. Each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, acknowledges that (a) a portion of the Senior Obligations may be revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Senior Debt Documents and the Senior Obligations may be amended, supplemented or otherwise modified, and the Senior Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Senior Obligations may be increased from time to time, in each case, without notice to or consent by the Junior Priority Representatives or the Junior Priority Debt Parties and without affecting the provisions hereof. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, supplement or other modification, or any Refinancing, of either the Senior Obligations or the Junior Priority Debt Obligations, or any portion thereof. As between the Borrowers and the other Grantors and the Junior Priority Debt Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Borrowers and the Grantors contained in any Junior Priority Debt Document with respect to the incurrence of additional Senior Obligations. SECTION 2.03. Prohibition on Contesting Liens. Each of the Junior Priority Representatives, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing, or the allowability of any claim asserted with respect to, any Senior Obligations held (or purported to be held) by or on behalf of any Senior Representative or any of the other Senior Secured Parties or other agent or trustee therefor in any Senior Collateral, and each Senior Representative, for itself and on behalf of each Senior Secured Party under its Senior Facility, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing, or the allowability of any claim asserted with respect to, any Junior Priority Debt Obligations held (or purported to be held) by or on behalf of any Junior Priority Representative or any of the Junior Priority Debt Parties in the Junior Priority Collateral.

Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any Senior Representative to enforce this Agreement (including the priority of the Liens securing the Senior Obligations as provided in Section 2.01) or any of the Senior Debt Documents with respect to the Senior Obligations. SECTION 2.04. No Other Liens. The parties hereto agree that, so long as the Discharge of Senior Obligations has not occurred (a)(i), none of the Grantors shall, or shall permit any of its Subsidiaries to, grant or permit any Lien on any asset or property of such Grantor to secure any Junior Priority Debt Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Senior Obligations and (ii) none of the Grantors shall grant any Liens on any asset or property of any Grantor to secure any Senior Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Junior Priority Debt Obligations and (b)(i) if any Junior Priority Representative or any Junior Priority Debt Party shall hold any Lien on any assets or property of any Grantor securing any Junior Priority Debt Obligations that are not also subject to the Liens securing all Senior Obligations under the Senior Collateral Documents, such Junior Priority Representative or Junior Priority Debt Party (1) shall notify the Designated Senior Representative in writing promptly upon becoming aware thereof and such Grantor shall promptly also grant a similar Lien on such assets or property to each Senior Representative as security for the Senior Obligations, and (2) until such grant of a similar Lien to each Senior Representative, shall be deemed to hold and have held such Lien for the benefit of each Senior Representative and the other Senior Secured Parties as security for the Senior Obligations (subject to the relative Lien priorities set forth in this Agreement) and (ii) if any Senior Representative or any Senior Secured Party shall hold any Lien on any assets or property of any Grantor securing any Senior Obligations that are not also subject to the second-priority Liens securing all Junior Priority Debt Obligations under the Junior Priority Collateral Documents, such Senior Representative or Senior Secured Party shall notify the Designated Junior Priority Representative in writing promptly upon becoming aware thereof and such Grantor shall promptly also grant a similar Lien on such assets or property to each Junior Priority Representative as security for the Junior Priority Debt Obligations. Notwithstanding the foregoing, with respect to a grant of a Lien on an asset, the foregoing shall not be violated with respect to a Debt Facility if the Representative for such Debt Facility, has been offered a Lien on such asset, and has declined in writing on behalf of such Debt Facility to accept a Lien on such asset. To the extent that the provisions of clause (a)(i) or (b)(i) of the immediately preceding sentences are not complied with for any reason, without limiting any other right or remedy available to any Senior Representative or any other Senior Secured Party, each Junior Priority Representative agrees, for itself and on behalf of the other Junior Priority Debt Parties under its Junior Priority Debt Facility, that any amounts received by or distributed to any Junior Priority Debt Party pursuant to or as a result of any Lien granted in contravention of this Section 2.04 shall be subject to Sections 4.01 and 4.02. SECTION 2.05. Perfection of Liens. Except for the limited agreements of the Senior Representatives pursuant to Section 5.05 hereof, none of the Senior Representatives or the Senior Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Junior Priority Representatives or the Junior Priority Debt Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Secured Parties and the Junior Priority Debt Parties and shall not impose on the Senior Representatives, the Senior Secured Parties, the Junior Priority

Representatives, the Junior Priority Debt Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or Governmental Authority or any applicable law. SECTION 2.06. Letters of Credit. Notwithstanding anything in this Agreement or any other Collateral Documents to the contrary, Collateral consisting of cash and cash equivalents pledged to secure Senior Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the Senior Credit Agreement Collateral Agent pursuant to Section 2.03(f) or 2.16 of the Senior Credit Agreement (or any equivalent successor provision) shall be applied as specified in the Senior Credit Agreement and will not constitute Shared Collateral. ARTICLE III Enforcement SECTION 3.01. Exercise of Remedies. (a) So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor, (i) neither any Junior Priority Representative nor any Junior Priority Debt Party will (x) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Shared Collateral in respect of any Junior Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Shared Collateral or any other Senior Collateral by any Senior Representative or any Senior Secured Party in respect of the Senior Obligations, the exercise of any right by any Senior Representative or any Senior Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Representative or any Senior Secured Party either is a party or may have rights as a third-party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the Senior Debt Documents or otherwise in respect of the Senior Collateral or the Senior Obligations, or (z) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of Senior Obligations and (ii) the Senior Representatives and the Senior Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff, recoupment, and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral without any consultation with or the consent of any Junior Priority Representative or any Junior Priority Debt Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrowers or any other Grantor, any Junior Priority Representative may (x) file a claim, proof of claim, or statement of interest with respect to the Junior Priority Debt Obligations under its Junior Priority Debt Facility or (y) credit bid their debt in accordance with Section 6.10(c) of this Agreement, (B) any Junior Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the Senior Obligations or the rights of the Senior

Representatives or the Senior Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) any Junior Priority Representative and the Junior Priority Debt Parties may exercise their rights and remedies as unsecured creditors, to the extent provided in Section 5.04, (D) the Junior Priority Debt Parties may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Junior Priority Debt Parties or the avoidance of any Junior Priority Lien to the extent not inconsistent with the terms of this Agreement, (E) any Junior Priority Debt Party may (subject to the provisions of Section 6.10(b)) vote on any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding, (F) the Junior Priority Representatives and/or the other Junior Priority Debt Parties shall be entitled to receive the required payments of principal, premium, interest, fees and other amounts due under the Junior Priority Debt Documents and any prepayments of principal and related premium, interest, fees and other amounts under the Junior Priority Debt Documents to the extent such prepayment is permitted by the then extant Senior Debt Documents, in each case so long as such receipt is not the direct or indirect result of the exercise in contravention of this Agreement by a Junior Priority Representative or any Junior Priority Debt Party of rights or remedies in respect of Shared Collateral and (G) from and after the Junior Priority Enforcement Date, the Designated Junior Priority Representative may exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Junior Priority Debt Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure) (clauses (A) through (G) above referred to as “Junior Permitted Actions”). In exercising rights and remedies with respect to the Senior Collateral, the Senior Representatives and the Senior Secured Parties may enforce the provisions of the Senior Debt Documents and exercise remedies in accordance with the terms thereof, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. (b) So long as the Discharge of Senior Obligations has not occurred, except pursuant to the Junior Permitted Actions, each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that it will not take or receive any Shared Collateral or any Proceeds of Shared Collateral, in respect of Junior Priority Debt Obligations and in connection with the exercise of any right or remedy (including setoff) with respect to any Shared Collateral and that any Shared Collateral or any such Proceeds taken by it shall be paid over to the Designated Senior Representative in accordance with Section 4.02. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Obligations has occurred, except pursuant to the Junior Permitted Actions, the sole right of the Junior Priority Representatives and the Junior Priority Debt Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Junior Priority Debt Obligations pursuant to the Junior Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Obligations has occurred. (c) Without in any way limiting the Junior Permitted Actions, (i) each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that neither such Junior Priority Representative nor any such Junior Priority Debt Party will take any action that would hinder, delay, or otherwise interfere with any exercise of remedies undertaken by any Senior Representative or any Senior Secured Party with respect to the Shared Collateral under the Senior Debt Documents, including any sale, lease, exchange, transfer or other disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby waives any and all rights it or any such Junior Priority Debt Party may have as a junior lien creditor or otherwise to object to the manner in which the Senior Representatives or the Senior Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any of the Senior Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Representative or any other Senior Secured Party is adverse to the interests of the Junior Priority Debt Parties. (d) Each Junior Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Junior Priority Debt Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Senior Representatives or the Senior Secured Parties with respect to the Senior Collateral as set forth in this Agreement and the Senior Debt Documents. (e) Without in any way limiting and subject to the Junior Permitted Actions, the Designated Senior Representative or any Person authorized by it shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto, in each case in accordance with the terms of the Senior Debt Documents. Following the Discharge of Senior Obligations, the Designated Junior Priority Representative or any Person authorized by it who may be instructed by the Junior Priority Majority Representatives shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Junior Priority Representative or any Person authorized by it who may be instructed by the Junior Priority Majority Representatives shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Junior Priority Debt Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Junior Priority Representatives, or for the taking of any other action authorized by the Junior Priority Collateral Documents; provided, however, that nothing in this Section 3.01(e) shall impair the right of any Junior Priority Representative or other agent or trustee acting on behalf of the Junior Priority Debt Parties to take such actions with respect to the Collateral after the Discharge of Senior Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Junior Priority Debt Parties or the Junior Priority Debt Obligations. SECTION 3.02. Cooperation. Without in any way limiting Junior Permitted Actions, each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that, unless and until the Discharge of Senior Obligations has occurred, it will not commence, or join with any Person (other than the Senior Secured Parties and the Senior Representatives upon the request of the Designated Senior Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the Junior Priority Debt Documents or otherwise in respect of the Junior Priority Debt Obligations. SECTION 3.03. Actions upon Breach. Should any Junior Priority Representative or any Junior Priority Debt Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any Senior Representative or other Senior Secured Party (in its or their own name or in the name of the Borrowers or any other Grantor) or the Borrowers may obtain relief against such Junior Priority Representative or such Junior Priority Debt Party by injunction, specific performance or other appropriate equitable relief. Each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby (i) agrees that the Senior Secured Parties’ damages from the actions of the Junior Priority Representatives or any Junior Priority Debt Party may at that time be difficult to ascertain and may be irreparable and waives any defense that the Borrowers, any other Grantor or the Senior Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Senior Representative or any other Senior Secured Party. SECTION 3.04. No Additional Rights for the Grantors Hereunder. If any Senior Secured Party or Junior Priority Debt Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Grantor shall be entitled to use such violation as a defense to any action by any Senior Secured Party or Junior Priority Debt Party, nor to assert such violation as a counterclaim or basis for setoff or recoupment against any Senior Secured Party or Junior Priority Debt Party. ARTICLE IV Payments SECTION 4.01. Application of Proceeds. After an “Event of Default” under, and as defined in, any Senior Debt Document has occurred and is continuing and until such “Event of Default” under such Senior Debt Document is cured or waived, so long as the Discharge of Senior Obligations has not occurred, the Shared Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the exercise of remedies or in any Insolvency or Liquidation Proceeding shall be applied in the following order: (i) to the Senior Obligations in such order as specified in the relevant Senior Debt Documents (including an Applicable Intercreditor Agreement) until the Discharge of Senior Obligations has occurred, and then (ii) to the Junior Priority Debt Obligations in such order as specified in the relevant Junior Priority Debt Documents until the Discharge of Junior Priority Debt Obligations has occurred. Upon the Discharge of Senior Obligations, each applicable Senior Representative shall deliver promptly to the Designated Junior Priority Representative any Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be held or applied by the Designated

Junior Priority Representative to the Junior Priority Debt Obligations in such order as specified in the relevant Junior Priority Debt Documents. SECTION 4.02. Payments Over. Unless and until the Discharge of Senior Obligations has occurred, any Shared Collateral or Proceeds thereof received by any Junior Priority Representative or any Junior Priority Debt Party in any Insolvency or Liquidation Proceeding (except as otherwise provided in Article VI), in connection with the exercise of any right or remedy (including setoff) relating to the Shared Collateral in contravention of this Agreement or otherwise shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Senior Representative for the benefit of the Senior Secured Parties in the same form as received and applied pursuant to Section 4.01, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Designated Senior Representative is hereby authorized to make any such endorsements as agent for each of the Junior Priority Representatives or any such Junior Priority Debt Party. This authorization is coupled with an interest and is irrevocable. ARTICLE V Other Agreements SECTION 5.01. Releases. (a) Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that, in the event of a sale, transfer or other disposition of any specified item of Shared Collateral (including all or substantially all of the equity interests of the Parent Borrower or any Subsidiary of the Parent Borrower), the Liens granted to the Junior Priority Representatives and the Junior Priority Debt Parties upon such Shared Collateral to secure Junior Priority Debt Obligations shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure Senior Obligations; provided that each Junior Priority Representative, for the benefit of the applicable Junior Priority Debt Parties, shall retain a Lien on the Proceeds of such sale, transfer or other disposition (to the extent that such Proceeds are not applied to permanently reduce the Senior Obligations pursuant to Section 4.01); provided further that, in the case of any such sale, transfer or other disposition of Shared Collateral, the Liens granted to the Junior Priority Representatives and the Junior Priority Debt Parties shall not be so released if (i) such sale, transfer or other disposition is not permitted under the terms of any Junior Priority Debt Document unless such sale, transfer or other disposition is in connection with the enforcement or exercise of any rights or remedies by the Designated Senior Representative on behalf of the Senior Secured Parties with respect to the Shared Collateral following an “Event of Default” under, and as defined in, any Senior Debt Document or (ii) such release of Senior Secured Parties’ Liens is granted upon or following the Discharge of Senior Obligations unless such sale, transfer or other disposition is in connection with the enforcement or exercise of any rights or remedies by the Designated Senior Representative on behalf of the Senior Secured Parties with respect to the Shared Collateral following an “Event of Default” under, and as defined in, any Senior Debt Document. Upon delivery to a Junior Priority Representative of an Officer’s Certificate stating that any such termination and release of Liens securing the Senior Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Junior Priority Debt Parties and the Junior Priority Representatives) and

any necessary or proper instruments of termination or release prepared by any Borrower or any other Grantor, such Junior Priority Representative will promptly execute, deliver or acknowledge, at such Borrower’s or the other Grantor’s sole cost and expense, such instruments to evidence such termination and release of the Liens. Nothing in this Section 5.01(a) will be deemed to affect any agreement of a Junior Priority Representative, for itself and on behalf of the Junior Priority Debt Parties under its Junior Priority Debt Facility, to release the Liens on the Junior Priority Collateral as set forth in the relevant Junior Priority Debt Documents. (b) Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby irrevocably constitutes and appoints the Designated Senior Representative and any officer or agent of the Designated Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Junior Priority Representative or such Junior Priority Debt Party or in the Designated Senior Representative’s own name, from time to time in the Designated Senior Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release. (c) Unless and until the Discharge of Senior Obligations has occurred, each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby consents to the application whether prior to or after an “Event of Default” under, and as defined in, any Senior Debt Document of Proceeds of Shared Collateral to the repayment of Senior Obligations pursuant to the Senior Debt Documents, provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Junior Priority Representatives or the Junior Priority Debt Parties to receive Proceeds in connection with the Junior Priority Debt Obligations not otherwise in contravention of this Agreement. (d) Notwithstanding anything to the contrary in any Junior Priority Collateral Document, in the event the terms of a Senior Collateral Document and a Junior Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in the case of each of the foregoing clauses (i) through (vii), any Senior Representative and/or Senior Secured Party, on the one hand, and any Junior Priority Representative and/or Junior Priority Debt Party, on the other hand, such Grantor may, unless and until the Discharge of Senior Obligations has occurred, comply with such requirement under the applicable Junior Priority Collateral

Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated Senior Representative. SECTION 5.02. Insurance and Condemnation Awards. Unless and until the Discharge of Senior Obligations has occurred, the Designated Senior Representative and the Senior Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Debt Documents, (a) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Grantor, (b) to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and (c) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. Unless and until the Discharge of Senior Obligations has occurred, all proceeds of any such policy and any such award, if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Obligations, to the Designated Senior Representative for the benefit of Senior Secured Parties pursuant to the terms of the Senior Debt Documents, (ii) second, after the occurrence of the Discharge of Senior Obligations, to the Designated Junior Priority Representative for the benefit of the Junior Priority Debt Parties pursuant to the terms of the applicable Junior Priority Debt Documents and (iii) third, if no Junior Priority Debt Obligations or Senior Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Unless and until the Discharge of Senior Obligations has occurred, if any Junior Priority Representative or any Junior Priority Debt Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated Senior Representative in accordance with the terms of Section 4.02. SECTION 5.03. Amendments to Debt Documents. (a) The Senior Debt Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the Senior Debt Documents may be Refinanced, in each case, without the consent of any Junior Priority Debt Party; provided, however, that, without the consent of the Designated Junior Priority Representative, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall: (i) add restrictions on the payment of the Junior Priority Debt Obligations; or (ii) contravene the provisions of this Agreement. (b) The Junior Priority Debt Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the Junior Priority Debt Documents may be Refinanced, in each case, without the consent of any Senior Secured Party; provided, however, that, without the consent of each Senior Representative, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall: (i) add restrictions on the payment of the Senior Obligations; (ii) contravene the provisions of this Agreement;

(iii) change to earlier dates any scheduled dates for payment of principal (including the final maturity date) on Indebtedness under such Junior Priority Debt Document that would be prior to the maturity date of the Senior Obligations; or (iv) reduce the capacity to incur Indebtedness for borrowed money constituting Senior Obligations to an amount less than the aggregate principal amount of term loans or outstanding notes and aggregate principal amount of revolving commitments, in each case, under the Senior Debt Documents on the day of any such amendment, restatement, supplement, modification or Refinancing. (c) Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that each Junior Priority Collateral Document under its Junior Priority Debt Facility shall include the following language (or language to similar effect reasonably approved by the Designated Senior Representative): “Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to [_______] pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to JPMorgan Chase Bank, N.A., as collateral agent, pursuant to or in connection with the Credit Agreement, dated as of October 13, 2026, among the Parent Borrower, the other guarantors from time to time party thereto, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time and (ii) the exercise of any right or remedy by the [the collateral agent] hereunder is subject to the limitations and provisions of the Intercreditor Agreement dated as of [•], 202[ ] (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as Senior Credit Agreement Collateral Agent, [ ], as Initial Junior Lien Collateral Agent, the additional Representatives from time to time party thereto, the Parent Borrower and its subsidiaries party thereto. [_______] (a) acknowledges that it has received and reviewed a copy of the Intercreditor Agreement and (b) consents, on behalf of the Junior Priority Debt Parties (as defined in the Intercreditor Agreement) that it represents, to the subordination of Liens and the other limitations and provisions provided for (or set forth) in the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.” (d) In the event that the Designated Senior Representative and/or the Senior Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents (other than this Agreement) for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Senior Representatives, the Senior Secured Parties, the Borrowers or any other Grantor thereunder (including the release of any Liens in Senior Collateral) in a manner that is applicable to all Senior Facilities, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Junior Priority Collateral Document without the consent of any Junior Priority Representative or any Junior Priority Debt Party and without any action by any Junior Priority Representative, the Borrowers or any other Grantor; provided, however, that (i) no such amendment, waiver or consent shall (A)

remove assets or property subject to the Junior Priority Liens or release any such Liens except to the extent that (x) such release is provided for in Section 5.01(a) and (y) there is a concurrent release of the corresponding Senior Liens, (B) amend, modify or otherwise affect the rights or duties of any Junior Priority Representative in its role as Junior Priority Representative without its prior written consent or (C) permit Liens on the Collateral to be incurred under the terms of the Junior Priority Debt Documents that are not permitted to be incurred under the terms of the Junior Priority Debt Documents prior to giving to such amendment, waiver or consent and (ii) written notice of such amendment, waiver or consent shall have been given by the Parent Borrower to each Junior Priority Representative within 10 Business Days (or such longer period of time as may be agreed by the Junior Priority Representative) after the effectiveness of such amendment, waiver or consent. (e) The Parent Borrower agrees to deliver to each of the Designated Senior Representative and the Designated Junior Priority Representative copies of (i) any amendments, supplements or other modifications to the Senior Debt Documents or the Junior Priority Debt Documents and (ii) any new Senior Debt Documents or Junior Priority Debt Documents, in each case, promptly after effectiveness thereof. SECTION 5.04. Rights as Unsecured Creditors. The Junior Priority Representatives and the Junior Priority Debt Parties may exercise rights and remedies as unsecured creditors against the Borrowers and any other Grantor in accordance with the terms of the Junior Priority Debt Documents and applicable law so long as such rights and remedies do not violate or are not otherwise inconsistent with any other provision of this Agreement (including any provision prohibiting or restricting the Junior Priority Debt Parties from taking various actions or making various objections). Nothing in this Agreement shall prohibit the receipt by any Junior Priority Representative or any Junior Priority Debt Party of the required payments of principal, premium, interest, fees and other amounts due under the Junior Priority Debt Documents so long as such receipt is not the direct or indirect result of the exercise in contravention of this Agreement by a Junior Priority Representative or any Junior Priority Debt Party of rights or remedies in respect of Shared Collateral in contravention of this Agreement. In the event any Junior Priority Representative or any Junior Priority Debt Party becomes a judgment lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Junior Priority Debt Obligations, such judgment lien shall be subordinated to the Liens securing Senior Obligations on the same basis as the other Liens securing the Junior Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Representatives or the Senior Secured Parties may have with respect to the Senior Collateral in respect of the Senior Obligations. SECTION 5.05. Bailment for Perfection of Security Interest. (a) The Possessory Collateral shall be delivered to the Designated Senior Representative and by accepting such Possessory Collateral such Designated Senior Representative agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of the Junior Priority Representatives and the Junior Priority Debt Parties and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Junior Priority Collateral Documents, in each case, subject to the terms and conditions of this Section 5.05. (b) Except as otherwise specifically provided herein, until the Discharge of Senior Obligations has occurred, the Senior Representatives and the Senior Secured Parties shall be entitled to deal with the Possessory Collateral in accordance with the terms of the Senior Debt Documents as if the Liens under the Junior Priority Collateral Documents did not exist. The rights of the Junior Priority Representatives and the Junior Priority Debt Parties with respect to the Possessory Collateral shall at all times be subject to the terms of this Agreement. (c) The Senior Representatives and the Senior Secured Parties shall have no obligation whatsoever to the Junior Priority Representatives or any Junior Priority Debt Party to assure that any of the Possessory Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Senior Representatives under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the applicable Junior Priority Debt Parties for purposes of perfecting the Liens held by the Junior Priority Representatives. (d) The Senior Representatives shall not have by reason of the Junior Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Junior Priority Representative or any Junior Priority Debt Party, and each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby waives and releases the Senior Representatives from all claims and liabilities arising pursuant to the Senior Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral. (e) Upon the Discharge of Senior Obligations, each applicable Senior Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated Junior Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Senior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Possessory Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any Governmental Authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Junior Priority Representative is entitled to approve any awards granted in such proceeding. The Senior Representatives have no obligations to follow instructions from any Junior Priority Representative or any other Junior Priority Debt Party in contravention of this Agreement. (f) None of the Senior Representatives nor any of the other Senior Secured Parties shall be required to marshal any present or future collateral security for any obligations of the Parent

Borrower or any Subsidiary to any Senior Representative or any Senior Secured Party under the Senior Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising. SECTION 5.06. When Discharge Deemed To Not Have Occurred. (a) If, at any time substantially concurrently with or subsequent to the occurrence of the Discharge of Senior Obligations, the Parent Borrower or any Subsidiary consummates any Refinancing of any Senior Obligations, then such Discharge of Senior Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Obligations) and the applicable agreement governing such Senior Obligations resulting from such Refinancing shall automatically be treated as a Senior Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Senior Obligations shall be the Senior Representative for all purposes of this Agreement; provided that such Senior Representative shall have become a party to this Agreement pursuant to Section 8.09. Upon receipt of notice of such incurrence (including the identity of the new Senior Representative) from the Parent Borrower, each Junior Priority Representative (including the Designated Junior Priority Representative) shall promptly (i) enter into such documents and agreements, including amendments or supplements to this Agreement, in each case, as the Parent Borrower or such new Senior Representative shall reasonably request in writing in order to provide the new Senior Representative the rights of a Senior Representative contemplated hereby, (ii) deliver to such Senior Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Junior Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Possessory Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral and (iii) notify, upon request from a Grantor, any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iv) notify, upon request from a Grantor, and Governmental Authority involved in any condemnation or similar proceeding involving a Grantor that the new Senior Representative is entitled to approve any awards granted in such proceeding. (b) If, at any time substantially concurrently with or subsequent to the occurrence of the Discharge of any Junior Priority Debt Obligations, the Parent Borrower or any Subsidiary consummates any Refinancing of such Junior Priority Debt Obligations, then such Discharge of Junior Priority Debt Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken or any payments received prior to the date of such designation as a result of the occurrence of such Discharge of Junior Priority Debt Obligations) and the applicable agreement governing such Junior Priority Debt Obligations resulting from such financing shall automatically be treated as a Junior Priority Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Junior Priority Debt Obligations shall be the Junior Priority Representative for all purposes of this Agreement; provided that such Junior Priority Representative shall have become a party to this Agreement pursuant to Section 8.09. Upon receipt of notice of such incurrence (including the identity of the new Junior Priority Representative), each Senior Representative shall promptly enter into such documents and agreements, including amendments or supplements to this Agreement, in each case, reasonably acceptable to such Senior Representative, as the Parent Borrower or such new Junior Priority Representative shall reasonably request in writing in order to provide the new Junior Priority Representative the rights of a Junior Priority Representative contemplated hereby. SECTION 5.07. Purchase Right. Without prejudice to the enforcement of the Senior Secured Parties remedies, the Senior Secured Parties agree that following (a) the acceleration of all Senior Obligations in accordance with the terms of the Senior Debt Documents or (b) the commencement of an Insolvency or Liquidation Proceeding (each, a “Purchase Event”), within thirty (30) days of the Purchase Event, one or more of the Junior Priority Debt Parties may request, and the Senior Secured Parties hereby offer the Junior Priority Debt Parties the option, to purchase all, but not less than all, of the aggregate amount of outstanding Senior Obligations (and to assume the entire amount of unfunded commitments under the Senior Debt Documents)at (i) in the case of Senior Obligations (other than obligations under Secured Hedge Agreements and Cash Management Obligations) par, plus any premium, if any, that would be applicable upon prepayment of the Senior Obligations, accrued and unpaid interest, fees, and expenses plus cash collateral to be furnished to the Senior Secured Parties providing letters of credit under the Senior Debt Documents in such amount as determined by such Senior Secured Parties and (ii) in the case of obligations under Secured Hedge Agreements and Cash Management Obligations the aggregate amount then owing to counterparties under Secured Hedge Agreements and Cash Management Obligations, including, in the case of Secured Hedge Agreements, all amounts owing to the counterparties as a result of the termination (or early termination) thereof plus accrued and unpaid interest, fees, and expenses, without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to the Assignment and Assumption (as such term is defined in the applicable Senior Debt Documents)). If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request. If one or more of the Junior Priority Debt Parties exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the Senior Representative and the Junior Priority Representative. If none of the Junior Priority Debt Parties exercise such right within thirty (30) days of such Purchase Event, the Senior Secured Parties shall have no further obligations pursuant to this Section 5.07 for such Purchase Event and may take any further actions in their sole discretion in accordance with the Senior Debt Documents and this Agreement. ARTICLE VI Insolvency or Liquidation Proceedings. SECTION 6.01. Financing Issues. Unless and until the Discharge of Senior Obligations has occurred, if the Borrowers or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any Senior Representative or any Senior Secured Party shall desire to consent (or not object) to the sale, use or lease of cash or other Shared Collateral or to consent (or not object) to the Borrowers’ or any other Grantor’s obtaining financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision(s) of any other Bankruptcy Law (“DIP Financing”), then each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that it will raise no objection to and will not otherwise contest (i) such sale, use or lease of such cash or other Shared Collateral, unless each Senior Representative shall oppose or object to such sale, use or lease of cash or other Shared Collateral (in which case, no Junior Priority Representative nor any other Junior Priority Debt Party shall seek any relief in connection therewith that is inconsistent with the relief being sought by the Senior Secured Parties); or (ii) such DIP Financing, unless each Senior Representative shall oppose or object to such DIP Financing (provided that the foregoing shall not prevent the Junior Priority Debt Parties from proposing any other DIP Financing to any Grantors or to a court of competent jurisdiction), and, except to the extent permitted pursuant to the Junior Permitted Actions or Section 6.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Obligations are subordinated to or pari passu with the Liens securing such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) the Liens securing such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Junior Priority Debt Obligations are so subordinated to Liens securing Senior Obligations under this Agreement, (y) any adequate protection Liens provided to the Senior Secured Parties, and (z) any “carve-out” for professional and United States Trustee fees agreed to by the Senior Representatives; provided that (1) [reserved], (2) such DIP Financing and the Liens securing such DIP Financing are pari passu with, or superior in priority to, the then outstanding Senior Obligations and the Liens securing such Senior Obligations and the Junior Priority Debt Parties retain Liens on the Junior Priority Collateral to the same extent and with the same priority relative to the Senior Obligations as existed immediately prior to the commencement of the Insolvency or Liquidation Proceeding, (3) such DIP Financing or proposed cash collateral use does not compel any Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the documentation or order relating to such DIP Financing or proposed cash collateral use (it being understood that the inclusion in such DIP Financing or order approving use of cash collateral of termination events or milestones that involve the proposal after the initial funding under such DIP Financing or entry of an initial order approving use of cash collateral of a plan of reorganization acceptable to the lenders under such DIP Financing is not such a requirement) and (4) such DIP Financing or proposed cash collateral use does not expressly require the sale, liquidation or disposition of all or any substantial part of the Shared Collateral prior to a default under the DIP Financing or cash collateral order (other than a sale pursuant to Section 363 of the Bankruptcy Code or any similar provision of any other applicable Bankruptcy Law in compliance with the terms of this Agreement) (it being understood that the inclusion in such DIP Financing or order approving use of cash collateral of termination events or milestones that involve the sale, liquidation or disposition of the Shared Collateral after the initial funding under such DIP Financing or entry of an initial order approving use of cash collateral is not such a requirement). Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that notice received two Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such DIP Financing shall be adequate notice. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, further agrees that, unless and until the Discharge of Senior Obligations has occurred, it will raise no objection to and will not otherwise contest or oppose (a) any motion for relief from the automatic stay (including pursuant to Section 362 of the Bankruptcy Code or any similar provision of any other applicable Bankruptcy Law) or from any injunction against foreclosure or enforcement in respect of Senior Obligations made by any Senior Representative or any other Senior Secured Party; (b) any exercise by any Senior Secured Party of the right to credit bid Senior Obligations at any sale in foreclosure of Senior Collateral in any Insolvency or Liquidation Proceeding or otherwise under Section 363(k) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law; (c) any other request for judicial relief made in any court by any Senior Secured Party relating to the lawful enforcement of any Lien on Senior Collateral with respect to the Senior Obligations; (d) any election made by any Senior Representative or any other Senior Secured Party of the application of Section 1111(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral in respect of the Senior Obligations, or (e) any sale or other disposition (including pursuant to Section 363 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law) of assets or property of any Grantor to which any Senior Representative has consented or not objected that provides, (i) to the extent such sale or other disposition is to be free and clear of Liens, that either (A) the net Proceeds of such sale or other disposition shall be applied pursuant to Section 4.01 or (B) the Liens securing the Senior Obligations and the Junior Priority Debt Obligations will attach to the proceeds of the sale or other disposition on the same basis of priority as the Liens on the Shared Collateral securing the Senior Obligations rank to the Liens on the Shared Collateral securing the Junior Priority Debt Obligations pursuant to this Agreement, and (ii) such sale or other disposition shall be made pursuant to a process or procedures that have been approved by the Bankruptcy Court; provided that the Junior Priority Debt Representative, for itself and on behalf of the Junior Priority Debt Parties, reserves the right to raise any objection that could be raised by an unsecured creditor of the Grantors to such proposed bidding procedures prior to approval of such procedures by the Bankruptcy Court; provided, however, that the Junior Priority Debt Parties are not deemed to have waived any rights to credit bid on the Shared Collateral in any such disposition in accordance with Section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law), so long as any such credit bid provides for the payment in full in cash of the Senior Obligations. SECTION 6.02. Relief from the Automatic Stay. Unless and until the Discharge of Senior Obligations has occurred, each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding (including pursuant to Section 362 of the Bankruptcy Code or any similar provision of any other applicable Bankruptcy Law) or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated Senior Representative. SECTION 6.03. Adequate Protection. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that, unless and until the Discharge of Senior Obligations has occurred, none of them shall (A) object, contest or support any other Person objecting to or contesting (a) any request by any Senior Representative or any Senior Secured Parties for adequate protection in any form, (b) any objection by any Senior Representative or any Senior Secured Parties to any motion, relief, action or proceeding based on any Senior Representative’s or Senior Secured Party’s claiming a lack of adequate protection or (c) the allowance and/or payment of interest, fees, expenses or other amounts of any Senior Representative or any other Senior Secured Party under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or (B) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law. Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (i) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral and/or a superpriority claim in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, then each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, may seek or request adequate protection in the form of a Lien on such additional or replacement collateral and/or superpriority claim (as applicable), which (A) Lien is subordinated to the Liens securing and providing adequate protection for all Senior Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Junior Priority Debt Obligations are so subordinated to the Liens securing Senior Obligations under this Agreement and (B) superpriority claim is subordinated to all superpriority claims of the Senior Secured Parties, (ii) in the event any Junior Priority Representatives, for themselves and on behalf of the Junior Priority Debt Parties under their Junior Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a Lien on additional or replacement collateral, then such Junior Priority Representatives, for themselves and on behalf of each Junior Priority Debt Party under their Junior Priority Debt Facilities, agree that each Senior Representative shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the Senior Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing or providing adequate protection for the Junior Priority Debt Obligations shall be subordinated to the Liens on such collateral securing the Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens securing the Junior Priority Debt Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement (and, to the extent the Senior Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Junior Priority Debt Party pursuant to or as a result of any Lien on such additional or replacement collateral so granted to the Junior Priority Debt Parties shall be subject to Section 4.02), and (iii) in the event any Junior Priority Representatives, for themselves and on behalf of the Junior Priority Debt Parties under their Junior Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a superpriority claim, then such Junior Priority Representatives, for themselves and on behalf of each Junior Priority Debt Party under their Junior Priority Debt Facilities, agree that each Senior Representative shall also be granted adequate protection in the form of a superpriority claim, which superpriority claim shall be senior to the superpriority claim of the Junior Priority Debt Parties (and, to the extent the Senior Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Junior Priority Debt Party pursuant to or as a result of any such superpriority claim so granted to the Junior Priority Debt Parties shall be subject to Section 4.02). Notwithstanding anything herein to the contrary, the Junior Priority Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Junior Priority Debt Parties under its Junior Priority Debt Facility, in any stipulation or order granting adequate protection of its junior interest in the Shared Collateral, that such junior super priority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims. Without limiting the generality of the foregoing, to the extent that the Senior Secured Parties are granted adequate protection in the form of payments in the amount of current post-petition fees and expenses, interest and/or other cash payments, then the Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under their Junior Priority Debt Facilities, shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition incurred fees and expenses, interest and/or other cash payments (as applicable), subject to the right of the Senior Secured Parties to object to the reasonableness of the amounts of fees and expenses, interest or other cash payments so sought by the Junior Priority Debt Parties. SECTION 6.04. Preference Issues. If any Senior Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of the Borrowers or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be or avoided as fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff, recoupment, or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference, fraudulent transfer, or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement. SECTION 6.05. Separate Grants of Security and Separate Classifications. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the Senior Collateral Documents and the Junior Priority Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Junior Priority Debt Obligations are fundamentally different from the Senior Obligations and must be separately classified in any plan of reorganization or similar dispositive restructuring plan proposed, confirmed, or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if, prior to the Discharge of Senior Obligations, it is held that any claims of the Senior Secured Parties and the Junior Priority Debt Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral, with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Junior Priority Debt Parties), the Senior Secured Parties shall be entitled to receive in respect of the Senior Obligations, in addition to amounts distributed to them in respect of principal, pre-petition interest, fees, expenses, and other claims, all amounts owing in respect of post-petition interest, fees, and expenses (whether or not allowed or allowable) before any distribution is made in respect of the Junior Priority Debt Obligations, and each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby acknowledges and agrees to turn over to the Designated Senior Representative amounts otherwise received or receivable by them prior to the Discharge of Senior Obligations to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Junior Priority Debt Parties. SECTION 6.06. No Waivers of Rights of Senior Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Representative or any other Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Junior Priority Debt Party, including the seeking by any Junior Priority Debt Party of adequate protection or the assertion by any Junior Priority Debt Party of any of its rights and remedies under the Junior Priority Debt Documents or otherwise. SECTION 6.07. Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor. SECTION 6.08. Other Matters. To the extent that any Junior Priority Representative or any Junior Priority Debt Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Shared Collateral, such Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, or such Junior Priority Debt Party agrees not to assert any such rights prior to the Discharge of Senior Obligations without the prior written consent of each Senior Representative, provided that if requested by any Senior Representative, such Junior Priority Representative shall timely exercise such rights in the manner requested by the Senior Representatives (acting unanimously), including any rights to payments in respect of such rights. SECTION 6.09. 506(c) Claims. Unless and until the Discharge of Senior Obligations has occurred, each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the Senior Obligations for costs or expenses of preserving or disposing of any Shared Collateral. SECTION 6.10. Reorganization Securities; Voting; Credit Bidding. (a) If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Obligations and the Junior Priority Debt Obligations, then, to the extent the debt obligations distributed on account of the Senior Obligations and on account of the Junior Priority Debt Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations. (b) Unless and until the Discharge of Senior Obligations has occurred, no Junior Priority Debt Party (whether in the capacity of a secured creditor or an unsecured creditor) shall propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization or similar dispositive restructuring plan that violates the payment priorities set forth in Section 4.01 or is otherwise inconsistent with or in violation of the terms of this Agreement other than with the prior written consent of the Designated Senior Representative or to the extent any such plan is proposed or supported by the number of Senior Secured Parties required under Section 1126(c) of the Bankruptcy Code. (c) Any Junior Priority Debt Parties may bid for or purchase Shared Collateral at any public, private or judicial foreclosure upon such Shared Collateral initiated by any Senior Secured Party or any other person, or any sale of Shared Collateral during an Insolvency or Liquidation Proceeding so long as any credit bid of any Junior Priority Debt Party provides for the payment in full in cash of the Senior Obligations. SECTION 6.11. Section 1111(b) of the Bankruptcy Code. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, shall not, unless and until the Discharge of Senior Obligations has occurred, object to, oppose, support any objection, or take any other action to impede, the right of any Senior Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law. Unless and until the Discharge of Senior Obligations has occurred, each Junior Priority Representative, for itself and on behalf of each Junior Priority Debt Party under its Junior Priority Debt Facility, waives any claim it may hereafter have against any senior claimholder arising out of the election by any Senior Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law. SECTION 6.12. Post-Petition Interest. (a) None of the Junior Priority Representatives or any other Junior Priority Debt Party shall oppose or seek to challenge any claim by any Senior Representative or any other Senior Class Debt Party for allowance in any Insolvency or Liquidation Proceeding of Senior Obligations of claims for post-petition interest, fees or expenses, under Section 506(b) of the Bankruptcy Code

(or any similar provision of any other Bankruptcy Law) or otherwise (for this purpose ignoring all claims or Liens held by the Junior Priority Debt Parties). (b) None of the Senior Representatives or any other Senior Class Debt Party shall oppose or seek to challenge any claim by the Junior Priority Representative or any other Junior Priority Debt Party for allowance in any Insolvency or Liquidation Proceeding of Junior Priority Debt Obligations consisting of claims for post-petition interest, fees or expenses, under Section 506(b) of the Bankruptcy Code (or any similar provision of any other Bankruptcy Law) or otherwise, to the extent of the value of the Lien of the Junior Priority Representative on behalf of the Junior Priority Debt Parties on the Shared Collateral (after taking into account the Senior Obligations or the Senior Lien). ARTICLE VII Reliance; Etc. SECTION 7.01. Reliance. All loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Secured Parties to the Parent Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, acknowledges that it and such Junior Priority Debt Parties have, independently and without reliance on any Senior Representative or other Senior Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Junior Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the Junior Priority Debt Documents or this Agreement. SECTION 7.02. No Warranties or Liability. Each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, acknowledges and agrees that neither any Senior Representative nor any other Senior Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Senior Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Junior Priority Representatives and the Junior Priority Debt Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither any Senior Representative nor any other Senior Secured Party shall have any duty to any Junior Priority Representative or Junior Priority Debt Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with the Parent Borrower or any Subsidiary (including the Junior Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives and the Junior Priority Debt Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Senior Obligations, the Junior Priority Debt Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement. SECTION 7.03. Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives and the Junior Priority Debt Parties hereunder shall remain in full force and effect irrespective of: (a) any lack of validity or enforceability of any Senior Debt Document or any Junior Priority Debt Document; (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Junior Priority Debt Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Debt Document or of the terms of the Initial Junior Lien Agreement or any other Junior Priority Debt Document; (c) any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Junior Priority Debt Obligations or any guarantee thereof; (d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Borrower or any other Grantor; or (e) any other circumstances that otherwise might constitute a defense available to (i) any Borrower or any other Grantor in respect of the Senior Obligations (other than the Discharge of Senior Obligations subject to Sections 5.06 and 6.04) or (ii) any Junior Priority Representative or Junior Priority Debt Party in respect of this Agreement. ARTICLE VIII Miscellaneous SECTION 8.01. Conflicts. (a) In the event of any conflict between the provisions of this Agreement and the provisions of any Senior Debt Document or any Junior Priority Debt Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, (a) the relative rights and obligations of the Senior Representatives and the Senior Secured Parties (as amongst themselves) with respect to any Senior Collateral shall be governed by the terms of the Applicable Intercreditor Agreement among such parties and in the event of any conflict between such Applicable Intercreditor Agreement and this Agreement as to such relative rights and obligations, the provisions of such Applicable Intercreditor Agreement shall control solely with respect to such rights and obligations and (b) the relative rights and obligations of the Junior Priority Representatives and the Junior Priority Debt Parties (solely as amongst themselves) with respect to any Junior Priority Collateral shall be governed by the terms of any Applicable Intercreditor Agreement and in the event of any conflict between any Applicable Intercreditor Agreement and this Agreement, the provisions of such Applicable Intercreditor Agreement shall control solely with respect to such rights and obligations. SECTION 8.02. Continuing Nature of this Agreement; Severability. Subject to Section 5.06 and Section 6.04, this Agreement shall continue to be effective until both the Discharge of Senior Obligations and the Discharge of Junior Priority Debt Obligations shall have occurred. This is a continuing agreement of Lien subordination, and the Senior Secured Parties may continue, at any time and without notice to the Junior Priority Representatives or any Junior Priority Debt Party, to extend credit and other financial accommodations and lend monies to or for the benefit of any Borrower or any Subsidiary constituting Senior Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. SECTION 8.03. Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.03, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances. (b) This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility) and the Parent Borrower. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Secured Parties and the Junior Priority Debt Parties and their respective successors and assigns. (c) Notwithstanding the foregoing, without the consent of any Secured Party, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 of this Agreement and upon such execution and delivery, such Representative and the Secured Parties and Senior Obligations or Junior Priority Debt Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

(d) Notwithstanding the foregoing, without the consent of any Secured Party, the Representatives may effectuate amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Additional Senior Debt Obligations or any Additional Junior Priority Debt Obligations in compliance with the Senior Credit Agreement, the other Senior Debt Documents and the Junior Priority Debt Documents. SECTION 8.04. Information Concerning Financial Condition of the Parent Borrower and the Subsidiaries. The Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives and the Junior Priority Debt Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Parent Borrower and the Subsidiaries and all endorsers or guarantors of the Senior Obligations or the Junior Priority Debt Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Obligations or the Junior Priority Debt Obligations. The Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives and the Junior Priority Debt Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Senior Representative, any Senior Secured Party, any Junior Priority Representative or any Junior Priority Debt Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives and the Junior Priority Debt Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential. SECTION 8.05. Subrogation. Each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, hereby agrees not to assert any rights of subrogation it may acquire as a result of any payment hereunder unless and until the Discharge of Senior Obligations has occurred. SECTION 8.06. Application of Payments. Except as otherwise provided herein, all payments received by the Senior Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Senior Debt Documents. Except as otherwise provided herein, each Junior Priority Representative, on behalf of itself and each Junior Priority Debt Party under its Junior Priority Debt Facility, assents to any such extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor. SECTION 8.07. Additional Grantors. The Parent Borrower agrees that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex I. Upon such execution and delivery, such Subsidiary will be party hereto as a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Designated Junior Priority Representative and the Designated Senior Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement. SECTION 8.08. Dealings with Grantors. Upon any application or demand by any Borrower or any Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), at the request of such Representative, such Borrower or Grantor, as appropriate, shall furnish to such Representative a certificate of an Authorized Officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished. SECTION 8.09. Additional Debt Facilities. To the extent, but only to the extent, permitted by the provisions of the then extant Senior Debt Documents and Junior Priority Debt Documents, the Grantors may incur or issue and sell one or more series or classes of Additional Junior Priority Debt and one or more series or classes of Additional Senior Debt. Any such additional class or series of Junior Priority Debt (the “Junior Priority Class Debt”) may be secured by a junior priority, subordinated Lien on Shared Collateral, in each case under and pursuant to the relevant Junior Priority Collateral Documents for such Junior Priority Class Debt, if and subject to the condition that the Representative of any such Junior Priority Class Debt (each, a “Junior Priority Class Debt Representative”), acting on behalf of the holders of such Junior Priority Class Debt (such Representative and holders in respect of any Junior Priority Class Debt being referred to as the “Junior Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (A) through (C), as applicable, of the immediately succeeding paragraph. Any such additional class or series of Senior Facilities (the “Senior Class Debt”; and the Senior Class Debt and Junior Priority Class Debt, collectively, the “Class Debt”) may be secured by a senior Lien on Shared Collateral, in each case under and pursuant to the relevant Senior Collateral Documents, if and subject to the condition that the Representative of any such Senior Class Debt (each, a “Senior Class Debt Representative”; and the Senior Class Debt Representatives and Junior Priority Class Debt Representatives, collectively, the “Class Debt Representatives”), acting on behalf of the holders of such Senior Class Debt (such Representative and holders in respect of any such Senior Class Debt being referred to as the “Senior Class Debt Parties”; and the Senior Class Debt Parties and Junior Priority Class Debt Parties, collectively, the “Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (A) through (C), as applicable, of the immediately succeeding paragraph. In order for a Class Debt Representative to become a party to this Agreement: (A) such Class Debt Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (if such Representative is a Junior Priority Class Debt Representative) or Annex III (if such Representative is a Senior Class Debt Representative) (with such changes as may be reasonably approved by the Designated Senior Representative, the Designated Junior Priority Representative and such Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Class Debt in respect of which such Class Debt Representative is the Representative constitutes Additional Senior Debt Obligations or Additional Junior Priority Debt Obligations, as applicable, and the related Class Debt Parties become subject hereto and bound hereby as Additional Senior Debt Parties or Additional Junior Priority Debt Parties, as applicable; (B) the Parent Borrower (a) shall have delivered to the Designated Senior Representative and the Designated Junior Priority Representative an Officer’s Certificate identifying the obligations to be designated as Additional Senior Debt Obligations or Additional Junior Priority Debt Obligations, as applicable, and the initial aggregate principal amount or face amount thereof and certifying that such obligations are permitted to be incurred and secured (I) in the case of Additional Senior Debt Obligations, on a senior basis under each of the Senior Debt Documents and (II) in the case of Additional Junior Priority Debt Obligations, on a junior basis under each of the Junior Priority Debt Documents and (b) if requested, shall have delivered true and complete copies of each of the Junior Priority Debt Documents or Senior Debt Documents, as applicable, relating to such Class Debt, certified as being true and correct by an authorized officer of the Parent Borrower; and (C) the Junior Priority Debt Documents or Senior Debt Documents, as applicable, relating to such Class Debt shall provide that each Class Debt Party with respect to such Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Class Debt. SECTION 8.10. Refinancings. The Senior Obligations and the Junior Priority Debt Obligations may be increased, exchanged, refinanced or replaced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Senior Debt Document or any Junior Priority Debt Document) of any Senior Representative or any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof, so long as permitted by the terms of this Agreement and the terms of each Senior Debt Document and Junior Priority Debt Document. Each Junior Priority Representative hereby agrees that at the request of the Parent Borrower in connection with refinancing or replacement of Senior Obligations (“Replacement Senior Obligations”) it will enter into an agreement in form and substance reasonably acceptable to the Junior Priority Representative with the agent for the Replacement Senior Obligations containing terms and conditions substantially similar to the terms and conditions of this Agreement. Each Senior Representative hereby agrees, at the request of the Parent Borrower in connection with Refinancing or replacement of Junior Priority Debt Obligations (“Replacement Junior Priority Obligations”), to enter into an agreement in form and substance reasonably acceptable to such Senior Representatives with the agent for the Replacement Junior Priority Obligations containing terms and conditions substantially similar to the terms and conditions of this Agreement. SECTION 8.11. Consent to Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York or the United

States of America located in the Borough of Manhattan, City of New York, and appellate courts from any thereof; (b) consents and agrees that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same and agrees not to commence or support any such action or proceeding in any other jurisdiction; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 8.12; (d) agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.11 any special, exemplary, punitive or consequential damages. SECTION 8.12. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent: (A) if to the Parent Borrower or any Grantor, to the Parent Borrower, at its address at: Tenable, Inc. 6100 Merriweather Drive Columbia, MD 21044 Attention: Matthew Brown, CFO E-Mail: svintz@tenable.com; legal@tenable.com With a copy (which shall not constitute notice) to: Cooley LLP 110 N. Wacker Drive Suite 4200 Chicago, IL 60606-1511 Attention: Addison Pierce E-Mail: afpierce@cooley.com (B) if to the Senior Credit Agreement Collateral Agent, to it at: JPMorgan Chase Bank, N.A. 500 Stanton Christiana Rd. NCC5 / 1st Floor Newark, DE 19713 Attention: Loan & Agency Services Group

(C) if to the Initial Junior Lien Collateral Agent, to it at: [ ] (D) if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09. Any party hereto may change its address or email address for notices and other communications hereunder by notice to the other parties hereto. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by email shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). SECTION 8.13. Further Assurances. Each Senior Representative, on behalf of itself and each Senior Secured Party under the Senior Facility for which it is acting, each Junior Priority Representative, on behalf of itself, and each Junior Priority Debt Party under its Junior Priority Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement. SECTION 8.14. GOVERNING LAW; WAIVER OF JURY TRIAL. (A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (B) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN. SECTION 8.15. Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives, the Junior Priority Debt Parties, the Borrowers, the other Grantors which have acknowledged this Agreement and their respective successors and assigns. SECTION 8.16. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. SECTION 8.17. Counterparts and Electronic Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic transmission (e.g., a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart hereof. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to the Senior Credit Agreement Collateral Agent or the Initial Junior Lien Collateral Agent hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to the Senior Credit Agreement Collateral Agent or the Initial Junior Lien Collateral Agent by the Borrowers), in English. The Borrowers agree to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Senior Credit Agreement Collateral Agent or the Initial Junior Lien Collateral Agent, including without limitation the risk of the Senior Credit Agreement Collateral Agent or the Initial Junior Lien Collateral Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties. SECTION 8.18. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. SECTION 8.19. No Third-Party Beneficiaries; Successors and Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the Senior Representatives, the Senior Secured Parties, the Junior Priority Representatives, Junior Priority Debt Parties, the Grantors and their respective permitted successors and assigns, and no other Person (including any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights. Nothing in this Agreement is intended to or shall impair the obligations of any Borrower or any other Grantor, which are absolute and unconditional, to pay the Senior Obligations and the Junior Priority Debt Obligations as and when the same shall become due and payable in accordance with their terms. SECTION 8.20. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. SECTION 8.21. Collateral Agent and Representative. It is understood and agreed that (a) the Senior Credit Agreement Collateral Agent is entering into this Agreement in its capacity as administrative agent and collateral agent under the Senior Credit Agreement and the provisions of Article IX of the Senior Credit Agreement applicable to the Agents (as defined therein) thereunder shall also apply to the Senior Credit Agreement Collateral Agent hereunder and (b) the Initial Junior Lien Collateral Agent is entering into this Agreement in its capacity as [administrative agent] and [collateral agent] under the Initial Junior Lien Agreement and the provisions of Article VII of the Initial Junior Lien Agreement applicable to the Trustee and Collateral Agent (each as defined therein) thereunder shall also apply to the Initial Junior Lien Collateral Agent hereunder. SECTION 8.22. Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Sections 5.01(a), 5.01(d) or 5.03(d)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Senior Credit Agreement, any other Senior Debt Document, the Initial Junior Lien Agreement or any other Junior Priority Debt Documents, (b) change the relative priorities of the Senior Obligations or the Liens granted under the Senior Collateral Documents on the Shared Collateral (or any other assets or property) as among the Senior Secured Parties or change the relative priorities of the Junior Priority Debt Obligations or the Liens granted under the Junior Priority Collateral Documents on the Shared Collateral (or any other assets or property) as among the Junior Priority Debt Parties, (c) otherwise change the relative rights of the Senior Secured Parties in respect of the Shared Collateral as among the Senior Secured Parties or change the relative rights of the Junior Priority Debt Parties in respect of the Shared Collateral as among the Junior Priority Debt Parties or (d) obligate any Borrower or any Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Senior Credit Agreement, any other Senior Debt Document, the Initial Junior Lien Agreement or any other Junior Priority Debt Document. SECTION 8.23. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. JPMORGAN CHASE BANK, N.A., as Senior Credit Agreement Collateral Agent By: Name: Title: [ ], as Initial Junior Lien Collateral Agent By: Name: Title:

ACKNOWLEDGED AND AGREED: TENABLE HOLDINGS, INC., as a Grantor By: Name: Title: [EACH SUBSIDIARY GUARANTOR], as a Grantor By: Name: Title:

ANNEX I SUPPLEMENT NO. [ ] dated as of , to the INTERCREDITOR AGREEMENT dated as of [•], 202[ ] (the “Intercreditor Agreement”), among JPMORGAN CHASE BANK, N.A., as Senior Credit Agreement Collateral Agent under the Senior Credit Agreement, [ ], as Initial Junior Lien Collateral Agent under the Initial Junior Lien Agreement, and the additional Representatives from time to time party thereto, and acknowledged and agreed by TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”) and certain subsidiaries of the Parent Borrower (collectively with the Parent Borrower, each a “Grantor”). A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement. B. The Grantors have entered into the Intercreditor Agreement. Pursuant to the Intercreditor Agreement, certain newly acquired or organized Subsidiaries of the Parent Borrower are required to enter into the Intercreditor Agreement. Section 8.07 of the Intercreditor Agreement provides that such Subsidiaries may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Intercreditor Agreement. Accordingly, the Designated Senior Representative and the New Grantor agree as follows: SECTION 1. In accordance with Section 8.07 of the Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Intercreditor Agreement shall be deemed to include the New Grantor. The Intercreditor Agreement is hereby incorporated herein by reference. SECTION 2. The New Grantor represents and warrants to the Designated Senior Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Bankruptcy Laws and by general principles of equity. SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement. SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.12 of the Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Parent Borrower as specified in the Intercreditor Agreement. SECTION 8. The Parent Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative as required by the applicable Senior Debt Documents.

IN WITNESS WHEREOF, the New Grantor, and the Designated Senior Representative have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written. [NAME OF NEW SUBSIDIARY GRANTOR] By: Name: Title: Acknowledged by: [ ], as Designated Senior Representative By: Name: Title: [ ], as Designated Junior Priority Representative By: Name: Title:

ANNEX II [FORM OF] REPRESENTATIVE SUPPLEMENT NO. [ ] dated as of , to the INTERCREDITOR AGREEMENT dated as of [•], 202[ ] (the “Intercreditor Agreement”), among JPMORGAN CHASE BANK, N.A., as Senior Credit Agreement Collateral Agent under the Senior Credit Agreement, [ ], as Initial Junior Lien Collateral Agent under the Initial Junior Lien Agreement, and the additional Representatives from time to time party thereto, and acknowledged and agreed by TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”) and certain subsidiaries of the Parent Borrower (collectively with the Parent Borrower, each a “Grantor”). A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement. B. As a condition to the ability of the Parent Borrower to incur Junior Priority Class Debt after the date of the Intercreditor Agreement and to secure such Junior Priority Class Debt with the Junior Priority Lien and to have such Junior Priority Class Debt guaranteed by the Grantors, in each case under and pursuant to the Junior Priority Collateral Documents relating thereto, the Junior Priority Class Debt Representative in respect of such Junior Priority Class Debt is required to become a Representative under, and such Junior Priority Class Debt and the Junior Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 8.09 of the Intercreditor Agreement provides that such Junior Priority Class Debt Representative may become a Representative under, and such Junior Priority Class Debt and such Junior Priority Class Debt Parties may become subject to and bound by, the Intercreditor Agreement as Additional Junior Priority Debt Obligations and Additional Junior Priority Debt Parties, respectively, pursuant to the execution and delivery by the Junior Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Intercreditor Agreement. The undersigned Junior Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Junior Priority Debt Documents. Accordingly, the New Representative agrees as follows: SECTION 1. In accordance with Section 8.09 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Junior Priority Class Debt and Junior Priority Class Debt Parties become subject to and bound by, the Intercreditor Agreement as Additional Junior Priority Debt Obligations and Additional Junior Priority Debt Parties, respectively, with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Junior Priority Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Junior Priority Representative and to the Junior Priority Class Debt Parties that it represents as Junior Priority Debt Parties. Each reference to a “Representative” or “Junior Priority Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee] under [describe new facility], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Junior Priority Debt Documents relating to such Junior Priority Class Debt in respect of which the New Representative is the Junior Priority Debt Representative provide that, upon the New Representative’s entry into this Agreement, the Junior Priority Class Debt Parties in respect of such Junior Priority Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Junior Priority Debt Parties. SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement. SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect. SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.12 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto. SECTION 8. The Parent Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative as required by the applicable Senior Debt Documents.

IN WITNESS WHEREOF, the New Representative has duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written. [NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ] By: Name: Title: Address for notices: Attention of: ___________ Telecopy: ___________

Acknowledged by: TENABLE HOLDINGS, INC., as a Grantor By: Name: Title: [EACH SUBSIDIARY GUARANTOR], as a Grantor By: Name: Title:

ANNEX III [FORM OF] REPRESENTATIVE SUPPLEMENT NO. [ ] dated as of , to the INTERCREDITOR AGREEMENT dated as of [•], 20[ ] (the “Intercreditor Agreement”), among JPMORGAN CHASE BANK, N.A., as Senior Credit Agreement Collateral Agent under the Senior Credit Agreement, [ ], as Initial Junior Lien Collateral Agent under the Initial Junior Lien Agreement, and the additional Representatives from time to time party thereto, and acknowledged and agreed by TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), and certain subsidiaries of the Parent Borrower (collectively with the Parent Borrower, each a “Grantor”). A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement. B. As a condition to the ability of the Parent Borrower to incur Senior Class Debt after the date of the Intercreditor Agreement and to secure such Senior Class Debt with the Senior Lien and to have such Senior Class Debt guaranteed by the Grantors on a senior basis, in each case under and pursuant to the Senior Collateral Documents relating thereto, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become a Representative under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 8.09 of the Intercreditor Agreement provides that such Senior Class Debt Representative may become a Representative under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the Intercreditor Agreement as Additional Senior Debt Obligations and Additional Senior Debt Parties, respectively, pursuant to the execution and delivery by the Senior Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Intercreditor Agreement. The undersigned Senior Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Debt Documents and the Junior Priority Debt Documents. Accordingly, the New Representative agrees as follows: SECTION 1. In accordance with Section 8.09 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the Intercreditor Agreement as Additional Senior Debt Obligations and Additional Senior Debt Parties, respectively, with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Senior Representative and to the Senior Class Debt Parties that it represents as Senior Class Debt Parties. Each reference to a “Representative” or “Senior Representative” in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference. SECTION 2. The New Representative represents and warrants to the Designated Senior Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee] under [describe new facility], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Senior Debt Documents relating to such Senior Class Debt in respect of which the New Representative is the Senior Class Debt Representative provide that, upon the New Representative’s entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Senior Secured Parties. SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement. SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect. SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.12 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto. SECTION 8. The Parent Borrower agrees to reimburse the Designated Senior Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Representative as required by the applicable Senior Debt Documents.

IN WITNESS WHEREOF, the New Representative has duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written. [NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ] By: Name: Title: Address for notices: Attention of: ___________ Telecopy: ___________

Acknowledged by: TENABLE HOLDINGS, INC., as a Grantor By: Name: Title: [EACH SUBSIDIARY GUARANTOR], as a Grantor By: Name: Title:

EXHIBIT G FORM OF SECURITY AGREEMENT [Attached]

SECURITY AGREEMENT dated as of [____], among TENABLE HOLDINGS, INC., THE OTHER GRANTORS PARTY HERETO and JPMORGAN CHASE BANK, N.A., as Collateral Agent

i TABLE OF CONTENTS PAGE ARTICLE I. DEFINITIONS Section 1.01. Defined Terms ......................................................................................... 3 Section 1.02. Other Defined Terms ............................................................................... 3 ARTICLE II. PLEDGE OF SECURITIES Section 2.01. Pledge ....................................................................................................... 7 Section 2.02. Delivery of the Pledged Collateral ........................................................... 7 Section 2.03. Representations, Warranties and Covenants ............................................ 8 Section 2.04. Registration in Nominee Name; Denominations ................................... 10 Section 2.05. Voting Rights; Dividends and Interest ................................................... 10 Section 2.06. Article 8 Opt-In ...................................................................................... 12 ARTICLE III. SECURITY INTERESTS IN PERSONAL PROPERTY Section 3.01. Security Interest ..................................................................................... 13 Section 3.02. Representations and Warranties ............................................................. 14 Section 3.03. Covenants ............................................................................................... 16 Section 3.04. Other Actions ......................................................................................... 18 Section 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral ...... 19 ARTICLE IV. REMEDIES Section 4.01. Remedies upon Default .......................................................................... 20 Section 4.02. Application of Proceeds ......................................................................... 22 Section 4.03. Securities Act ......................................................................................... 22 Section 4.04. Grant of License to Use Intellectual Property ........................................ 23 ARTICLE V. MISCELLANEOUS Section 5.01. Notices ................................................................................................... 24

ii Section 5.02. Waivers; Amendment ............................................................................ 24 Section 5.03. Collateral Agent’s Fees and Expenses; Indemnification ....................... 25 Section 5.04. Successors and Assigns .......................................................................... 25 Section 5.05. Survival of Agreement ........................................................................... 25 Section 5.06. Counterparts; Effectiveness; Several Agreement .................................. 26 Section 5.07. Severability ............................................................................................ 26 Section 5.08. Right of Set-off ...................................................................................... 26 Section 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent ............................................. 27 Section 5.10. Waiver of Jury Trial ............................................................................... 27 Section 5.11. Headings ................................................................................................ 28 Section 5.12. Security Interest Absolute ...................................................................... 28 Section 5.13. Termination or Release .......................................................................... 28 Section 5.14. Additional Subsidiaries .......................................................................... 28 Section 5.15. Collateral Agent Appointed Attorney-in-Fact ....................................... 29 Section 5.16. General Authority of the Collateral Agent............................................. 30 Section 5.17. Reinstatement ......................................................................................... 30 Schedules Schedule I Grantors Schedule II Pledged Equity Interests; Pledged Debt Securities Schedule III Intellectual Property Schedule IV Commercial Tort Claims Exhibits Exhibit I Form of Supplement Exhibit II Form of Copyright Security Agreement Exhibit III Form of Patent Security Agreement Exhibit IV Form of Trademark Security Agreement

iii This SECURITY AGREEMENT (the “Agreement”) is entered into as of [____], among TENABLE HOLDINGS, INC., a Delaware corporation (“Parent Borrower”), the other GRANTORS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Collateral Agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Reference is made to that certain Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent Borrower, the Lenders party thereto from time to time, the L/C Issuers party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent. Certain Lenders and L/C Issuers have agreed to extend credit to the Parent Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the L/C Issuers to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantors (other than the Parent Borrower) are Affiliates of the Parent Borrower, will derive substantial benefits from the extension of credit to the Parent Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the L/C Issuers to extend such credit. Accordingly, the parties hereto agree as follows: ARTICLE I. Definitions Section 1.01. Defined Terms. (a) Capitalized terms used in this Agreement (including in the preamble and introductory paragraph hereto) and not otherwise defined herein have the meanings specified in the Credit Agreement; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement or the Credit Agreement shall have the meaning specified in the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC. (b) The rules of construction specified in Sections 1.02 and 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis. Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Account Debtor” means any Person that is or may become obligated to any Grantor under, with respect to or on account of an Account, Chattel Paper or General Intangible. “Agreement” has the meaning assigned to such term in the preamble to this Agreement. “Article 9 Collateral” has the meaning assigned to such term in Section 3.01.

4 “Collateral” means Article 9 Collateral and Pledged Collateral. “Collateral Agent” has the meaning assigned to such term in the preamble to this Agreement. “Copyright License” means any written agreement or license now or hereafter in effect, granting to or from any Person any right under any Copyright now or hereafter owned by any other Person or that such other Person otherwise has the right to license, and all rights of any such Person under any such agreement or license. “Copyright Security Agreement” means each Copyright Security Agreement executed by one or more Grantors and the Collateral Agent, substantially in the form of Exhibit II hereto. “Copyrights” means (a) all copyright rights in any work arising under the copyright laws of the United States or any other jurisdiction, whether as author, assignee, transferee or otherwise, whether registered or unregistered and whether published or unpublished, (b) all registrations and applications for registration of any such copyright in the United States or any other jurisdiction, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, and including, in the case of any Grantor, the Copyrights set forth next to its name on Schedule III hereto and (c) all extensions, renewals, and restorations thereof. “Credit Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement. “Federal Securities Laws” has the meaning assigned to such term in Section 4.03. “Grantors” means (a) the Parent Borrower, (b) each Subsidiary of Parent Borrower identified on Schedule I hereto and (c) each Subsidiary of the Parent Borrower that becomes a party to this Agreement as a Grantor on or after the Effective Date. “Intellectual Property” means any and all intellectual property or similar proprietary rights of every kind and nature, including rights in inventions, Patents, Copyrights, Licenses, Trademarks, rights in Trade Secrets, and rights in Software, all rights to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, all applications and registrations therefor, and all other rights of any kind accruing thereunder or pertaining thereto throughout the world. “License” means any Patent License, Trademark License or Copyright License. “New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

5 “Parent Borrower” has the meaning assigned to such term in the preamble to this Agreement. “Patent License” means any written agreement or license now or hereafter in effect, granting to or from any Person any right under any Patent, now or hereafter owned by any other Person or that any other Person now or hereafter otherwise has the right to license, and all rights of any such Person under any such agreement or license. “Patent Security Agreement” means each Patent Security Agreement executed by one or more Grantors and the Collateral Agent, substantially in the form of Exhibit III hereto. “Patents” means (a) all patents and patent applications, for letters patent of the United States or the equivalent thereof in any other country, including issued patents and pending patent applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III hereto (provided that the patents and patent applications in Schedule III are limited to those filed with the United States Patent and Trademark Office) and (b) all reissues, substitutes, divisionals, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, and the inventions, discoveries, designs and improvements disclosed or claimed therein. “Perfection Certificate” means that certain Perfection Certificate dated as of the Effective Date delivered to the Collateral Agent pursuant to Section 4.01(h)(v) of the Credit Agreement. “Pledged Collateral” has the meaning assigned to such term in Section 2.01. “Pledged Debt Securities” has the meaning assigned to such term in Section 2.01. “Pledged Equity Interests” has the meaning assigned to such term in Section 2.01. “Pledged Securities” means Pledged Equity Interests and Pledged Debt Securities. “Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon and distributions or payments with respect thereto. “Quarterly Update Date” means the latest of (a) the date of delivery of the Compliance Certificate pursuant to Section 6.02(a) of the Credit Agreement, (b) ninety (90) days after the acquisition of the applicable after-acquired Collateral or occurrence of applicable change, and (c) any later date agreed by the Collateral Agent in its reasonable discretion. “Secured Parties” has the meaning assigned to such term in the Credit Agreement. “Security Interest” has the meaning assigned to such term in Section 3.01(a).

6 “Software” means computer programs, object code, source code and supporting documentation, including, without limitation, “software” as such term is defined in the UCC and computer programs that may be construed as included in the definition of “goods” in the UCC, including any licensed rights thereto. “Supplement” means an instrument in the form of Exhibit I hereto, or any other form approved by the Collateral Agent, and in each case reasonably satisfactory to the Collateral Agent. “Trade Secrets” means any trade secrets or other proprietary and confidential information, including unpatented inventions, invention disclosures, engineering or other technical data, financial data, procedures, know-how, designs, supplier lists, customer lists, business, production or marketing plans, formulae, methods (whether or not patentable), processes, compositions, schematics, algorithms, techniques, analyses, source code, object code and data collections. “Trademark License” means any written agreement or license now or hereafter in effect, granting to or from any Person any right under any Trademark now or hereafter owned by any other Person or that any other Person otherwise has the right to license and all rights of any such Person under any such agreement or license. “Trademark Security Agreement” means each Trademark Security Agreement executed by one or more Grantors and the Collateral Agent, substantially in the form of Exhibit IV hereto. “Trademarks” means (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, logos, domain names and other source or business identifiers, in each case whether arising under the trademark laws of the United States or any other jurisdiction, (b) all registrations and applications for the registration thereof, including all registrations and applications for registration filed in the United States Patent and Trademark Office or any similar offices in any other country, and all renewals thereof, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule III hereto and (c) all of the goodwill of the applicable business connected with the use of and symbolized by any of the foregoing. “UCC” means the New York UCC; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

7 ARTICLE II. Pledge of Securities Section 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby grants, assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under, and whether now or hereafter existing or arising: (a) (i) Equity Interests owned by such Grantor in any Subsidiary of such Grantor, including, without limitation, those listed opposite the name of such Grantor on Schedule II hereto, (ii) any other Equity Interests obtained in the future by such Grantor in any Subsidiary of such Grantor and (iii) the certificates or other instruments representing all such Equity Interests (if any) together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank (collectively, the “Pledged Equity Interests”); provided that Pledged Equity Interests shall not include any Excluded Property; (b) (i) the debt securities owned by such Grantor, including, without limitation, those listed opposite the name of such Grantor on Schedule II hereto, (A) any debt securities in the future issued to or otherwise acquired by such Grantor and (iii) the promissory notes and any other instruments evidencing all such debt securities referred to in subclauses (i) and (ii) of this paragraph (b) (collectively, the “Pledged Debt Securities”); provided that Pledged Debt Securities shall not include any Excluded Property; (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01 and Section 2.02; (d) subject to Section 2.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, any Pledged Equity Interests or any Pledged Debt Securities; (e) subject to Section 2.05, all rights and privileges of such Grantor with respect to the securities and other property referred to in paragraphs (a) through (d) above; and (f) all Proceeds of any of the foregoing unless such Proceeds constitute Excluded Property (the items referred to in paragraphs (a) through (e) above being collectively referred to as the “Pledged Collateral”). Notwithstanding the foregoing, in no event shall the Pledged Collateral include any Excluded Property. Section 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered to the Collateral Agent (i) on the date such Grantor becomes party to this Agreement (or such later date permitted by Sections 4.01(h)(i) or 6.10 of the Credit Agreement), any certificates representing or evidencing Pledged

8 Securities (other than Excluded Property) constituting certificated securities owned by such Grantor on such date; provided, in each case, that a Grantor that becomes party to this Agreement pursuant to Section 6.10 agrees only to deliver or cause to be delivered certificates representing or evidencing Pledged Securities constituting certificated securities owned by such Grantor in Material Subsidiaries (other than Excluded Property), and (ii) on or before the next Quarterly Update Date occurring after the acquisition thereof, any certificates representing or evidencing Pledged Securities constituting certificated securities in a Material Subsidiary (other than Excluded Property) acquired by such Grantor after the date such Grantor becomes party to this Agreement. (b) Except as otherwise addressed in Section 3.03(b) herein, (i) on the date such Grantor becomes party to this Agreement (or such later date permitted by Sections 4.01(h) or 6.10 of the Credit Agreement) and (ii) on or before the next Quarterly Update Date occurring after the receipt thereof, each Grantor will deliver or cause to be delivered to the Collateral Agent any promissory notes evidencing Indebtedness for borrowed money (including in respect of cash management arrangements) that is owed to such Grantor by any Person in a principal amount of $10,000,000 or more (other than Excluded Property); provided, however, that the foregoing delivery requirement with respect to any intercompany indebtedness may be satisfied by delivery of an omnibus or global intercompany note executed by all Loan Parties as payees and all such obligors as payors in the form of the Master Intercompany Note. (c) Upon delivery to the Collateral Agent, (i) any certificate or promissory note representing Pledged Securities shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other undated instruments of transfer duly executed in blank and reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed in blank by the applicable Grantor and such other instruments and documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be deemed attached to, and shall supplement, Schedule II hereto and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered. Section 2.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that: (a) as of the Effective Date, Schedule II hereto sets forth a true and complete list, with respect to each Grantor, of (i) all the Pledged Equity Interests owned by such Grantor in any Subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such Grantor and (ii) all the Pledged Debt Securities owned by such Grantor;

9 (b) each Grantor has good and valid rights in and title to the Pledged Collateral with respect to which it has purported to grant a security interest hereunder and has full power and authority to grant to the Collateral Agent the security interest in such Pledged Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person, except for (i) consents and approvals which have been obtained and are in full force and effect and (ii) consents and approvals the failure of which to obtain could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (c) (i) the Pledged Equity Interests and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a Person other than a Grantor or a Subsidiary of the Grantors, to the best of the Grantors’ knowledge) have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable (to the extent such concept is applicable in the relevant jurisdiction, and other than any assessment of the equity holders imposed as a matter of law) and (ii) the Pledged Debt Securities issued by any Grantor are legal, valid and binding obligations of the issuers thereof, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally; provided that the foregoing representations, insofar as they relate to the Pledged Collateral issued by a Person other than a Loan Party or any Subsidiary of any Loan Party, are made to the knowledge of the Grantors; (d) except for the security interests granted hereunder and under any other Loan Documents, Secured Hedge Agreements and Cash Management Obligations, each of the Grantors (i) is and, subject to any transfers not prohibited by the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II hereto as owned by such Grantor, (ii) holds the Pledged Collateral free and clear of all Liens, other than Permitted Liens and transfers not prohibited by the Credit Agreement, (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Permitted Liens and transfers not prohibited by the Credit Agreement, and (iv) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens), however arising, of all Persons whomsoever; (e) except for restrictions and limitations not prohibited by the Loan Documents (including any non-consensual Permitted Liens) or securities laws generally, the Pledged Equity Interests and, to the extent issued by a Subsidiary of any Loan Party, the Pledged Debt Securities are and will continue to be freely transferable and assignable, and none of the Pledged Equity Interests and, to the extent issued by a Subsidiary of any Loan Party, none of the Pledged Debt Securities are or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law or other organizational document provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner adverse to the Secured Parties in any material respect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

10 (f) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated; (g) other than as set forth in the Credit Agreement, no consent or approval of any Governmental Authority or any other Person was or is necessary for the validity of the pledge effected hereby, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Grantors in favor of the Secured Parties, (ii) the consents and approvals which have been obtained and are in full force and effect and (iii) consents and approvals the failure of which to obtain could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (h) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities, free of any adverse claims (other than Permitted Liens), under the New York UCC, to the extent such lien and security interest may be created and perfected under the New York UCC, as security for the payment and performance of the Obligations; (i) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein; and (j) subject to the terms of this Agreement and to the extent permitted by applicable law, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with the instructions of the Collateral Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity Interests hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests. Section 2.04. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and is continuing and the Collateral Agent shall have provided the Grantors two (2) Business Days’ prior written notice of its intent to exercise such rights (provided that such prior written notice is not required if (x) an Event of Default under Section 8.01(f) or (g) of the Credit Agreement shall have occurred and is continuing or (y) payment of the Loans shall be due by acceleration), the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to (a) hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent or in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent), and each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor, and (b) exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement. Section 2.05. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and is continuing and the Collateral Agent shall

11 have provided the Grantors not less than two (2) Business Days’ prior written notice that the rights of the Grantors under this Section 2.05 are being suspended (provided that such prior written notice is not required if (x) an Event of Default under Section 8.01(f) or (g) of the Credit Agreement shall have occurred and is continuing or (y) payment of the Loans shall be due by acceleration): (i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights inuring to a holder of any Pledged Collateral or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same, unless such exercise of powers is in connection with an action permitted by the Credit Agreement. (ii) the Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be promptly executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to clause (a)(i) of this Section; and (iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests in the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor, shall be held in trust for the benefit of the Collateral Agent and the Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Collateral Agent), in each case, to the extent required pursuant to Section 2.02 or Section 2.06. (b) Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent shall have provided the Grantors with written notice (to the extent required under clause (a) of this Section 2.05), all rights of any Grantor to dividends,

12 interest, principal or other distributions that such Grantor is authorized to receive pursuant to clause (a)(iii) of this Section 2.05 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.05 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties and shall be forthwith promptly delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and, to the extent so received, shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Parent Borrower has delivered to the Collateral Agent a certificate of a Responsible Officer of the Parent Borrower to that effect, the Collateral Agent shall promptly repay to each Grantor all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of clause (a)(iii) of this Section 2.05 and that remain in such account. (c) Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent shall have provided the Grantors with written notice (to the extent required under clause (a) of this Section 2.05), all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to clause (a)(i) of this Section 2.05, and the obligations of the Collateral Agent under clause (a)(ii) of this Section 2.05, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. After all Events of Default have been cured or waived and the Parent Borrower shall have delivered to the Collateral Agent a certificate of a Responsible Officer of the Parent Borrower to that effect, all rights vested in the Collateral Agent pursuant to this paragraph (c) shall cease, and the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to clause (a)(i) of this Section 2.05. (d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 2.05 (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under clause (a)(i) or clause (a)(iii) of this Section 2.05 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing. Section 2.06. Article 8 Opt-In. No Grantor shall take any action to cause any membership interest, partnership interest, or other equity interest of any limited liability company or limited partnership owned or controlled by any Grantor comprising Collateral to be or become a “security” within the meaning of, or to be governed by,

13 Article 8 of the UCC as in effect under the laws of any state having jurisdiction and shall not cause or permit any such limited liability company or limited partnership to “opt in” or to take any other action seeking to establish any membership interest, partnership interest or other equity interest of such limited liability company or limited partnership comprising the Collateral as a “security” or to become certificated, in each case, without delivering all certificates evidencing such interest to the Collateral Agent in accordance with and as required by the provisions of Section 2.02. ARTICLE III. Security Interests in Personal Property Section 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, regardless of where located (but in all cases excluding any Excluded Property): (i) all Accounts; (ii) all Chattel Paper; (iii) all Deposit Accounts; (iv) all Documents; (v) all Equipment; (vi) all General Intangibles, including all Intellectual Property; (vii) all Instruments and Promissory Notes; (viii) all Inventory; (ix) all other Goods; (x) all Investment Property; (xi) all Letter-of-Credit Rights; (xii) all cash and Moneys; (xiii) all Securities Accounts;

14 (xiv) all Commercial Tort Claims specifically described on Schedule IV hereto, as such schedule may be supplemented from time to time pursuant to Section 3.04(c); (xv) all books and records pertaining to the Article 9 Collateral; and (xvi) to the extent not otherwise included, all Proceeds, substitutions, replacements and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing (all of the above in this Section 3.01, the “Article 9 Collateral”). It is understood that the term “Article 9 Collateral” shall not include any Excluded Property; provided, however, that Article 9 Collateral shall include any Proceeds, substitutions or replacements of any of the foregoing (unless such Proceeds, substitutions or replacements would constitute Excluded Property). (b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant U.S. jurisdiction any financing statements with respect to the Collateral or any part thereof and amendments thereto (including continuations) that (i) describe the collateral covered thereby in any manner that the Collateral Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Collateral granted under this Agreement, including indicating the Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the UCC for the filing of any financing statement, continuation statement or amendment, including whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request. The Collateral Agent is further irrevocably authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office thereof) such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in Article 9 Collateral consisting of Patents, Trademarks, Copyrights or exclusive Licenses to registered United States Copyrights granted by each Grantor, and naming any Grantor or Grantors as debtors and the Collateral Agent as secured party. (c) The Security Interest and the security interest granted pursuant to Article II are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral. Section 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent, for the benefit of the Secured Parties, that:

15 (a) Each Grantor has good title or valid rights in or to (except as otherwise permitted by the Loan Documents) the tangible Article 9 Collateral material to its business with respect to which it has purported to grant a Security Interest hereunder, (i) other than Permitted Liens and (ii) except for defects in title that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes, and has full power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and except to the extent that failure to obtain or make such consent or approval, as the case may be, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. This Agreement constitutes a legal, valid and binding obligation of such Grantor, enforceable against each Grantor that is a party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. (b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name and jurisdiction of organization of each Grantor, is correct and complete in all material respects as of the Effective Date. The Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent for filing in the appropriate governmental, municipal or other office (or specified by notice from the Parent Borrower to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by Section 6.12 of the Credit Agreement) are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States, and as of the date hereof no further or subsequent filing, refiling, recording, rerecording, registration or reregistration (other than filings, if any, which shall be made in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, to record the Security Interest in Article 9 Collateral consisting of registered or applied-for United States Patents, Trademarks, Copyrights and exclusive Licenses to registered United States Copyrights) is necessary, except as provided under applicable Law with respect to the filing of continuation statements (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of issued, registered or applied for Patents, Trademarks, and Copyrights and exclusive Licenses to registered United States Copyrights acquired or developed by a Grantor, or for which a “Statement of Use” or an “Amendment to Allege Use” is filed with the United States Patent and Trademark Office with respect to any “intent-to-use” Trademark application, after the date hereof). The Grantors represent and warrant that a fully executed Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as applicable, in each case containing a list of the Article 9 Collateral consisting of United States issued Patents, United States registered Trademarks and United States registered Copyrights (and applications for any of the foregoing) and exclusive Licenses to United States registered Copyrights, as applicable, and executed by each Grantor owning any such Article 9 Collateral, have been delivered to the Collateral Agent

16 in a form suitable for recording with the United States Patent and Trademark Office or the United States Copyright Office as applicable in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of registered and applied for Patents, Trademarks and Copyrights, and exclusive Licenses to United States registered Copyrights, in which a security interest may be filed, recorded or registered in the United States. No further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of issued, registered or applied for Patents, Trademarks and Copyrights, and exclusive Licenses to United States registered Copyrights, acquired or developed by a Grantor, or for which a “Statement of Use” or an “Amendment to Allege Use” is filed with the United States Patent and Trademark Office with respect to any “intent-to-use” Trademark application, after the date hereof). (c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in paragraph (b) of this Section 3.02, a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the applicable jurisdiction in the United States pursuant to the Uniform Commercial Code and (iii) subject to the filings described in paragraph (b) of this Section 3.02, a perfected security interest in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of a Patent Security Agreement, a Trademark Security Agreement and/or a Copyright Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted Liens. (d) As of the Effective Date, Schedule III hereto sets forth a true and complete list, with respect to each Grantor, of (i) all of such Grantor’s Patents and Trademarks applied for or issued or registered with the United States Patent and Trademark Office, including the name of the registered owner or applicant and the registration, application, or publication number, as applicable, of each such Patent or Trademark, (ii) all of such Grantor’s Copyrights applied for or registered with the United States Copyright Office, including the name of the registered owner and the registration number of each such Copyright and (iii) all of the exclusive Licenses to Copyrights registered with the United States Copyright Office to which such Grantor is a party, including the title and effective date of each such License and the parties thereto. Section 3.03. Covenants. (a) Each Grantor agrees promptly, but in any event within 30 days (or such longer period as the Collateral Agent may agree in its reasonable discretion), to notify the Collateral Agent in writing of any change (i) in legal name of any Grantor, (ii) in the type of organization of any Grantor, (iii) in the jurisdiction of organization or incorporation of any Grantor or (iv) in its organizational identification number (in the case of this clause (iv), to the extent an organizational identification number is required by applicable law to be disclosed on the UCC financing statements for such Grantor). Each Grantor agrees to provide the Collateral Agent, upon its reasonable request,

17 the certified Organization Documents reflecting any of the changes in the preceding sentence. (b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral (other than Intellectual Property, which is governed by Section 3.05) against all Persons, except with respect to Article 9 Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of such Grantor’s business, and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien prohibited by Section 7.01 of the Credit Agreement, subject to the rights of such Grantor under Section 9.06 of the Credit Agreement and corresponding provisions of the Collateral Documents to obtain a release of the Liens created under the Collateral Documents. (c) Each Grantor shall, on the date hereof, execute and deliver fully executed agreements in the form of Exhibit II, III or IV, as applicable, to the Collateral Agent, in order to record the security interest granted herein to the Collateral Agent with the United States Patent and Trademark Office and United States Copyright Office, as applicable. (d) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any reasonable and documented or invoiced out-of-pocket fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. Except to the extent otherwise provided in Article II, if any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note (which may be a global note) or other instrument (other than any promissory note or other instrument in a principal amount of less than $10,000,000 owed to the applicable Grantor by any Person), such note or instrument shall be delivered (on or before the next Quarterly Update Date occurring after receipt thereof) to the Collateral Agent, for the benefit of the Secured Parties, together with an undated instrument of transfer duly executed in blank and in a manner reasonably satisfactory to the Collateral Agent. (e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral that do not constitute Permitted Liens, and may pay for the maintenance and preservation of the tangible Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent, within ten (10) Business Days after demand, for any reasonable payment made or any reasonable and documented or invoiced out-of-pocket expense incurred by the Collateral Agent pursuant to the foregoing authorization in accordance with Section 5.03(a); provided that nothing in this paragraph shall be interpreted as imposing any obligation on the

18 Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents. (f) The exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under each contract, agreement or instrument relating to the Article 9 Collateral unless the Collateral Agent has expressly in writing assumed such duties and obligations and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance. (g) Notwithstanding anything herein to the contrary, it is understood that no Grantor shall be required by this Agreement to better assure, preserve, protect or perfect the security interest created hereunder by any means other than (i) filings of financing statements pursuant to the Uniform Commercial Code, (ii) filings with the United States Patent and Trademark Office and/or United States Copyright Office (or any successor office), as applicable, in respect of registered or applied for Intellectual Property or exclusive Copyright Licenses, (iii) in the case of Collateral that constitutes Instruments, Tangible Chattel Paper or negotiable Documents (other than those negotiable Documents held in the ordinary course of business), delivery thereof to the Collateral Agent in accordance with the terms hereof (together with, where applicable, undated stock or note powers or other undated proper instruments of assignment) and (iv) other actions to the extent required by Section 3.04 or Article II hereunder or otherwise expressly provided under this Agreement. No Grantor shall be required to complete any filings or other action with respect to the better assurance, preservation, protection or perfection of the security interests created hereby in any jurisdiction outside of the United States. Section 3.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral: (a) Instruments. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any Instruments constituting Collateral (other than Instruments with an individual face amount of less than $10,000,000 and other than checks to be deposited in the ordinary course of business), such Grantor shall (on or before the next Quarterly Update Date occurring after receipt thereof) endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. (b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities (other than certificated securities with an individual value of less than $10,000,000), such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. Except to the extent otherwise provided

19 in Section 2.06, if any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, upon the Collateral Agent’s request and following the occurrence and continuance of an Event of Default such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. (c) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim (in respect of which a complaint or counterclaim has been filed by or on behalf of such Grantor) seeking damages in an amount reasonably estimated to exceed $5,000,000, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and Schedule IV hereto shall be deemed to be supplemented to include such description of such Commercial Tort Claim as set forth in such writing. Section 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) With respect to registration or pending application of each item of any Grantor’s Intellectual Property, each Grantor agrees to take commercially reasonable efforts to (i) maintain the validity and enforceability of any registered Intellectual Property (or applications therefor) and to maintain such registrations and applications of Intellectual Property in full force and effect and (ii) pursue and maintain each Patent, Trademark or Copyright registration or application, as applicable, in each case, except for any failure to do any of the foregoing that would not reasonably be expected to have a Material Adverse Effect. Each Grantor shall take all commercially reasonable steps to defend title to and ownership of its Intellectual Property, except for any failure to do so that would not reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, nothing in this Section 3.05 shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, abandoning, failing to pursue or enforce or otherwise allowing to lapse, terminate, be invalidated or put into the public domain any of its registered or applied for Intellectual Property that is no longer used, or useful, or if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business. No Grantor shall knowingly do or authorize any act or knowingly omit to do any act whereby any Collateral consisting of material Intellectual Property owned by such Grantor may prematurely lapse, be terminated, or become invalid or unenforceable or abandoned (or in the case of a Trade Secret, become publicly known). (b) Each Grantor agrees that, should it obtain an ownership or other interest (including, in the case of United States registered Copyrights, a license to any exclusive rights) in any Intellectual Property after the Effective Date, should it file an application for the registration or issuance of any Intellectual Property after the Effective Date, or should it have accepted by the United States Patent and Trademark Office a “Statement of Use” or an “Amendment to Allege Use” with respect to any “intent-to-use” Trademark application owned by it after the Effective Date (i) the provisions of this Agreement shall automatically apply thereto and (ii) any such Intellectual Property shall automatically

20 become part of the Collateral subject to the terms and conditions of this Agreement with respect thereto. For the avoidance of doubt, a security interest shall not be granted in any Intellectual Property that constitutes Excluded Property. (c) Each Grantor, either itself or through any agent, employee, licensee or designee, shall (i) on each Quarterly Update Date, deliver to the Collateral Agent a schedule setting forth all of such Grantor’s Patents, Trademarks and Copyrights, as applicable, that are issued by, registered in, or applied for in the United States Patent and Trademark Office or the United States Copyright Office (including, for the avoidance of doubt, “intent-to-use” Trademark applications for which a “Statement of Use” or an “Amendment to Allege Use” has been filed with and accepted by the United States Patent and Trademark Office), and exclusive Licenses to Copyrights that are registered in the United States Copyright Office, and that are not listed on Schedule III hereto or on a schedule previously provided to the Collateral Agent pursuant to this (c), and (ii) within a reasonable time following the request of the Collateral Agent, and in any event on or prior to the next Quarterly Update Date, execute and deliver a Patent Security Agreement, Trademark Security Agreement or Copyright Security Agreement, as applicable, in respect of such Patents, Trademarks, Copyrights and/or exclusive Copyright Licenses, and any and all other agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence and perfect the Security Interest in such Patents, Trademarks, Copyrights or exclusive Copyright Licenses. ARTICLE IV. Remedies Section 4.01. Remedies upon Default. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and all rights under any other applicable law or in equity. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver, on demand, each item of Collateral to the Collateral Agent or any Person designated by the Collateral Agent, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent, for the benefit of the Secured Parties, or to license or sublicense, whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) in connection with exercise of its remedies hereunder, (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and the Pledged Collateral and occupy any premises owned or, to

21 the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under the Uniform Commercial Code or other applicable law and (c) to require each Grantor, on demand, to instruct all Account Debtors to remit all payments in respect of Accounts to a mailing location selected by the Collateral Agent. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law and the notice requirements described below, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall give the applicable Grantors no less than ten (10) days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral (provided that such notice is not required if (x) an Event of Default under Section 8.01(f) or (g) of the Credit Agreement shall have occurred and is continuing or (y) payment of the Loans shall be due by acceleration). Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon

22 like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price (which shall decrease the Obligations owed to such Secured Party by such amount used as a credit against the purchase price), and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercial reasonableness standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions. Section 4.02. Application of Proceeds. Subject to the terms of any applicable intercreditor agreement contemplated by the Credit Agreement, the Collateral Agent shall apply the proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral (including any Collateral consisting of cash) or the Guarantees, pursuant to the exercise by the Collateral Agent (in accordance with the terms of the Loan Documents) of its remedies, in each case, in accordance with Section 8.04 of the Credit Agreement. The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. The Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations. Section 4.03. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt

23 to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws to the extent the Collateral Agent has determined that such a registration is not required by applicable Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent and the other Secured Parties shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells. Section 4.04. Grant of License to Use Intellectual Property. Upon the occurrence and during the continuance of an Event of Default, for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement, each Grantor shall, upon request by the Collateral Agent (provided that such request is not required if (x) an Event of Default under Section 8.01(f) or (g) of the Credit Agreement shall have occurred and is continuing or (y) payment of the Loans shall be due by acceleration), grant to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use or sublicense (to its contractors, agents or representatives, or otherwise exercising its remedies hereunder) any Intellectual Property now owned, licensed or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof to the extent that such non-exclusive license (a) does not violate the express terms of any agreement between a Grantor and a third party governing such Intellectual Property, or give such third party any right of acceleration, modification, termination or cancellation therein and (b) is not prohibited by applicable Laws; provided that such licenses and sublicenses with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such

24 Trademarks. The use of such license by the Collateral Agent and its rights thereunder may be exercised, at the option of the Collateral Agent, only during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance with the provisions of this Agreement shall be binding upon the Grantors, notwithstanding any subsequent cure of an Event of Default. ARTICLE V. Miscellaneous Section 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Parent Borrower as provided in Section 10.02 of the Credit Agreement. Section 5.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, Administrative Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, Administrative Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit or the provision of services under Cash Management Obligations or Secured Hedge Agreements shall not be construed as a waiver of any Default hereunder, regardless of whether the Collateral Agent, Administrative Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances. (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement; provided that the Collateral Agent may, without the consent of any other Secured Party, consent to a departure by any Grantor from any covenant of such Grantor set forth herein to the extent such departure is consistent with the authority of the Collateral Agent set forth in the definition of the term “Collateral and Guarantee Requirement” or elsewhere in the Credit Agreement.

25 Section 5.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) Each Grantor, jointly with the other Grantors and severally, agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket fees and expenses incurred hereunder as provided in, and subject to the limitations set forth in, Section 10.04 of the Credit Agreement; provided that each reference therein to “the Borrowers” shall be deemed to be a reference to “each Grantor” and each reference therein to the “Administrative Agent” shall be deemed to be a reference to the “Collateral Agent.” (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor, jointly with the other Grantors and severally, agrees to indemnify the Collateral Agent and the other Indemnitees as provided in, and subject to the limitations set forth in, Section 10.05 of the Credit Agreement; provided that each reference therein to “the Borrowers” shall be deemed to be a reference to “each Grantor”. (c) To the fullest extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives, any claim against any Indemnitee as provided in Section 10.05 of the Credit Agreement; provided that, each reference therein to “the Borrowers” shall be deemed to be a reference to “each Grantor”. (d) The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section shall be payable not later than ten (10) Business Days after written demand therefor; provided, however, any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 5.03. Any such amounts payable as provided hereunder shall be additional Obligations. Section 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Section 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that the Collateral Agent, any L/C Issuer, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Loan Document, and shall

26 continue in full force and effect until such time as (a) the Aggregate Commitments shall have expired or been terminated and (b) all Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations (other than any such obligations in respect of a Letter of Credit) as to which no claim has been made or which are otherwise not due) payable under any Loan Document, any Secured Hedge Agreement and any Cash Management Obligation, shall have been paid in full in cash and all Letters of Credit shall have expired or been terminated and all L/C Borrowings shall have been fully reimbursed. Section 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart to this Agreement that is an Electronic Signature (as defined in the Credit Agreement) transmitted by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, it being understood that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement and the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder. Section 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Section 5.08. Right of Set-off. Each Lender, each L/C Issuer, the Collateral Agent and each other Secured Party is hereby authorized at any time and from time to time, without prior notice to the Borrowers or any other Grantor, any such notice being waived by the Borrowers (on its own behalf and on behalf of each Grantor and its Subsidiaries) to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Person as provided in Section 10.09 of the Credit Agreement.

27 Section 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent. (a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York. (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, any L/C Issuer or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Grantor or its respective properties in the courts of any jurisdiction. (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in any Loan Document, Secured Hedge Agreement or Cash Management Obligation will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Section 5.10. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

28 Section 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement. Section 5.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement. Section 5.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate when (i) the Aggregate Commitments shall have expired or been terminated and (ii) all Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations (other than any such obligations in respect of a Letter of Credit) as to which no claim has been made or which are otherwise not due) payable under any Loan Document, any Secured Hedge Agreement and any Cash Management Obligation, shall have been paid in full in cash and all Letters of Credit shall have expired or been terminated and all L/C Borrowings shall have been fully reimbursed. (b) The Security Interest and all other security interests granted hereby shall also automatically terminate and be released at the time or times and in the manner set forth in Section 9.06(d) of the Credit Agreement. (c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Collateral Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release so long as the applicable Loan Party shall have provided the Collateral Agent such certifications or documents as the Collateral Agent shall reasonably request in order to demonstrate compliance with this Section 5.13. Any execution and delivery of documents by the Collateral Agent pursuant to this Section 5.13 shall be without recourse or warranty by the Collateral Agent or any other Secured Party. Section 5.14. Additional Subsidiaries. Additional Persons shall become Grantors hereunder as required under the Credit Agreement upon execution and delivery to the Collateral Agent of (a) a Supplement and (b) a supplement to the Perfection Certificate with respect to such Person, and any such Person shall become a Grantor

29 hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement. Section 5.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, but only upon the occurrence and during the continuance of an Event of Default and written notice by the Collateral Agent to the Parent Borrower of its intent to exercise such rights (provided that such notice is not required if (x) an Event of Default under Section 8.01(f) or (g) of the Credit Agreement shall have occurred and is continuing or (y) payment of the Loans shall be due by acceleration), with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, indorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of accounts receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; (h) to use, sell, assign, transfer, pledge, license, sublicense, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes, and (i) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, indorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct or that of any of their controlled

30 Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact (in each case, as determined by a court of competent jurisdiction in a final non-appealable judgment). Section 5.16. General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) except as set forth in Section 5.08 or in the Credit Agreement, to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor and the exercise of remedies hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) except as set forth in Section 5.08 or in the Credit Agreement, to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, or to exercise any remedy hereunder except as expressly provided in the Credit Agreement, this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents. Section 5.17. Reinstatement. The obligations of the Grantors under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Parent Borrower or other Loan Party in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Security Agreement (TENB)] #103395845v12 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. TENABLE HOLDINGS, INC., as a Grantor By: Name: Title: TENABLE, INC., as a Grantor By: Name: Title: TENABLE PUBLIC SECTOR LLC, as a Grantor By: Name: Title: ACCURICS, INC., as a Grantor By: Name: Title: BIT DISCOVERY, INC., as a Grantor By: Name: Title: JPMORGAN CHASE BANK, N.A., as Collateral Agent By: Name: Title:

Schedule I-1 Schedule I to the Security Agreement GRANTORS NAME JURISDICTION OF FORMATION Tenable Holdings, Inc. Delaware Tenable, Inc. Delaware Accurics, Inc. Delaware Tenable Public Sector LLC Delaware Bit Discovery, Inc. Delaware

Schedule II-1 Schedule II to the Security Agreement PLEDGED EQUITY INTERESTS [To be added once PC is final] PLEDGED DEBT SECURITIES [To be added once PC is final]

Schedule III-1 Schedule III to the Security Agreement INTELLECTUAL PROPERTY [To be added once PC is final]

Schedule IV-1 Schedule IV to the Security Agreement COMMERCIAL TORT CLAIMS [None.]

Exhibit I-1 Exhibit I to the Security Agreement SUPPLEMENT NO. [__], dated as of [●] (this “Supplement”), to the Security Agreement, dated as of [____] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among TENABLE HOLDINGS, INC., a Delaware corporation (“Parent Borrower”), the other grantors from time to time party thereto and JPMORGAN CHASE BANK, N.A., as collateral agent (in such capacity, the “Collateral Agent”). A. Reference is made to (a) that certain Credit Agreement, dated as of October 13, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent Borrower, the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent, and (b) the Security Agreement. B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement. C. The initial Grantors entered into the Security Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 5.14 of the Security Agreement provides that additional Persons may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and/or as consideration for Loans previously made and Letters of Credit previously issued. Accordingly, the Collateral Agent and the New Grantor agree as follows: SECTION 1. Joinder. In accordance with Section 5.14 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof; provided that no representations and warranties are made hereunder by the New Grantor to the extent they specifically refer to an earlier date. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in and lien on all of the New Grantor’s right, title and interest in, to and under the Pledged Collateral and the Article 9 Collateral. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

Exhibit I-2 SECTION 2. Representations and Warranties. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that: (a) this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, (i) except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and (ii) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and similar concepts under applicable law. (b) set forth on Schedule I attached hereto is a schedule with the true and correct legal name of the New Grantor, its jurisdiction of organization and the location of its chief executive office; (c) set forth on Schedule II attached hereto is a true and complete list, as of the date hereof, with respect to the New Grantor, of (i) all the Equity Interests owned by the New Grantor in any Subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests (other than any Excluded Property) owned by the New Grantor and (ii) all the Pledged Debt Securities (other than any Excluded Property) owned by the New Grantor, (d) set forth on Schedule III attached hereto is a true and complete list, as of the date hereof, with respect to the New Grantor, of (i) all of the New Grantor’s Patents, including the name of the registered owner, type and registration or application number of each such Patent owned by the New Grantor, (ii) all of the New Grantor’s Trademarks, including the name of the registered owner and the registration or application number of each such Trademark owned by the New Grantor and (iii) all of the New Grantor’s Copyrights, including the name of the registered owner, title and, if applicable, the registration number of each such Copyright owned by the New Grantor; (e) set forth on Schedule IV attached hereto is a true and complete list, as of the date hereof, with respect to the New Grantor, of each Commercial Tort Claim (in respect of which a complaint or counterclaim has been filed by or on behalf of such New Grantor) seeking damages in an amount reasonably estimated to exceed $5,000,000. SECTION 3. Severability; No Other Changes. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect. SECTION 4. Counterparts. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart to this Supplement that is an Electronic Signature (as defined

Exhibit I-3 in the Credit Agreement) transmitted by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective as to the New Grantor when a counterpart hereof executed on behalf of the New Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the New Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of the New Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that the New Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Security Agreement and the Credit Agreement. SECTION 5. Governing Law. This Supplement shall be construed in accordance with and governed by the laws of the State of New York. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit I-4 IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written. [NAME OF NEW GRANTOR], as a Grantor By: Name: Title: JPMORGAN CHASE BANK, N.A., as Collateral Agent By: Name: Title:

Exhibit I-5 Schedule I to Supplement No. __ to the Security Agreement NEW GRANTOR INFORMATION LEGAL NAME JURISDICTION OF ORGANIZATION CHIEF EXECUTIVE OFFICE

Exhibit I-6 Schedule II to Supplement No. __ to the Security Agreement PLEDGED EQUITY INTERESTS GRANTOR ISSUER NUMBER OF CERTIFICATE NUMBER AND CLASS OF EQUITY INTERESTS PERCENTAGE OF TOTAL EQUITY INTERESTS PLEDGED DEBT SECURITIES GRANTOR ISSUER PRINCIPAL AMOUNT DATE OF ISSUANCE MATURITY DATE

Exhibit I-7 Schedule III to Supplement No. __ to the Security Agreement INTELLECTUAL PROPERTY US COPYRIGHT REGISTRATIONS AND APPLICATIONS Registrations TITLE REGISTRATION NO. DATE OWNER OF RECORD Applications TITLE REGISTRATION NO. DATE OWNER OF RECORD US PATENT REGISTRATIONS AND APPLICATIONS Patent Registrations OWNER PATENT PATENT NO. Patent Applications OWNER PATENT APPLICATION NO. US TRADEMARK REGISTRATIONS AND APPLICATIONS Trademark Registrations

Exhibit I-8 MARK NAME APPLICATION NO. FILED REGISTRATION NO REGISTERED OWNER Trademark Applications MARK NAME APPLICATION NO. FILED CLASSES OWNER

Exhibit I-9 Schedule IV to Supplement No. __ to the Security Agreement COMMERCIAL TORT CLAIMS [__]

Exhibit II-1 Exhibit II to the Security Agreement COPYRIGHT SECURITY AGREEMENT, dated as of [●] (this “Agreement”), among [●] (the “Grantor”) and JPMORGAN CHASE BANK, N.A., as collateral agent (in such capacity, the “Collateral Agent”). Reference is made to (a) that certain Credit Agreement, dated as of October 13, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent, and (b) that certain Security Agreement, dated as of [____] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Parent Borrower, the other grantors from time to time party thereto and the Collateral Agent. The Lenders and the L/C Issuers have agreed to extend credit to the Parent Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Parent Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and/or as consideration for Loans previously made and Letters of Credit previously issued. Accordingly, the parties hereto agree as follows: SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.01(b) of the Security Agreement also apply to this Agreement. SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under (a) the Copyrights and exclusive Licenses to registered United States Copyrights listed on Schedule I attached hereto, (b) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (c) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing and (d) all other rights of any kind accruing thereunder or pertaining thereto throughout the world (collectively, the “Copyright Collateral”). This Agreement is not to be construed as an assignment of any copyright or copyright application. SECTION 3. Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are

Exhibit III-2 hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern. SECTION 4. Termination. Subject to Section 5.13 of the Security Agreement, at such time when (a) the Aggregate Commitments shall have expired or been terminated and (b) all Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations (other than any such obligations in respect of a Letter of Credit) as to which no claim has been made or which are otherwise not due) payable under any Loan Document, any Secured Hedge Agreement and any Cash Management Obligation, shall have been paid in full in cash and all Letters of Credit shall have expired or been terminated and all L/C Borrowings shall have been fully reimbursed, the security interest granted herein shall terminate and, upon the Grantors’ request, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the security interest in the Copyright Collateral under this Agreement. Any execution and delivery of documents by the Collateral Agent pursuant to this Section 4 shall be without recourse or warranty by the Collateral Agent or any other Secured Party. SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. SECTION 6. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit II-3 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. [APPLICABLE GRANTOR], as Grantor By: Name: Title: JPMORGAN CHASE BANK, N.A., as Collateral Agent By: Name: Title:

Exhibit II-4 Schedule I COPYRIGHTS TITLE REGISTRATION NO. DATE OWNER OF RECORD COPYRIGHT LICENSES AGREEMENT REGISTRATION NO. DATE PARTIES

Exhibit III-5 Exhibit III to the Security Agreement PATENT SECURITY AGREEMENT, dated as of [●] (this “Agreement”), among [●] (the “Grantor”) and JPMORGAN CHASE BANK, N.A., as collateral agent (in such capacity, the “Collateral Agent”). Reference is made to (a) that certain Credit Agreement, dated as of October 13, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TENABLE HOLDINGS, INC., a Delaware corporation (“Parent Borrower”), the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent, and (b) that certain Security Agreement, dated as of [____] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Parent Borrower, the other grantors from time to time party thereto and the Collateral Agent. The Lenders and the L/C Issuers have agreed to extend credit to the Parent Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Parent Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and/or as consideration for Loans previously made and Letters of Credit previously issued. Accordingly, the parties hereto agree as follows: SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.01(b) of the Security Agreement also apply to this Agreement. SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under (a) the Patents listed on Schedule I attached hereto, (b) all rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, (c) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing and (d) all other rights accruing thereunder or pertaining thereto throughout the world (collectively, the “Patent Collateral”). This Agreement is not to be construed as an assignment of any patent or patent application. SECTION 3. Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any

Exhibit III-6 conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern. SECTION 4. Termination. Subject to Section 5.13 of the Security Agreement, at such time as (a) the Aggregate Commitments shall have expired or been terminated and (b) all Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations (other than any such obligations in respect of a Letter of Credit) as to which no claim has been made or which are otherwise not due) payable under any Loan Document, any Secured Hedge Agreement and any Cash Management Obligation, shall have been paid in full in cash and all Letters of Credit shall have expired or been terminated and all L/C Borrowings shall have been fully reimbursed, the security interest granted herein shall terminate and, upon the Grantors’ request, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the security interest in the Patent Collateral under this Agreement. Any execution and delivery of documents by the Collateral Agent pursuant to this Section 4 shall be without recourse or warranty by the Collateral Agent or any other Secured Party. SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. SECTION 6. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit II-7 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. [APPLICABLE GRANTOR], as Grantor By: Name: Title: JPMORGAN CHASE BANK, N.A., as Collateral Agent By: Name: Title:

Schedule I PATENTS Patent Registrations OWNER PATENT PATENT NO. Patent Applications OWNER PATENT APPLICATION NO.

Exhibit IV-1 Exhibit IV to the Security Agreement TRADEMARK SECURITY AGREEMENT, dated as of [●] (this “Agreement”), among [●] (the “Grantor”) and JPMORGAN CHASE BANK, N.A., as collateral agent (in such capacity, the “Collateral Agent”). Reference is made to (a) that certain Credit Agreement, dated as of October 13, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TENABLE HOLDINGS, INC., a Delaware corporation (“Parent Borrower”), the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent, and (b) that certain Security Agreement, dated as of [____] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Parent Borrower, the other grantors from time to time party thereto and the Collateral Agent. The Lenders and the L/C Issuers have agreed to extend credit to the Parent Borrower subject to the terms and conditions set forth in the Credit Agreement. The Grantor is an Affiliate of the Parent Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and/or as consideration for Loans previously made and Letters of Credit previously issued. Accordingly, the parties hereto agree as follows: SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.01(b) of the Security Agreement also apply to this Agreement. SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under (a) the Trademarks listed on Schedule I attached hereto, (b) all rights to sue or otherwise recover for any past, present and future infringement, dilution, or other violation thereof, (c) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, proceeds of suit and other payments now or hereafter due and/or payable with respect thereto, and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing and (d) all other rights of any kind accruing thereunder or pertaining thereto throughout the world (collectively, the “Trademark Collateral”). This Agreement is not to be construed as an assignment of any trademark or trademark application. Notwithstanding anything herein to the contrary, the Trademark Collateral shall not include, and in no event shall the Security Interest attach to, any intent-to-use trademark applications filed in the United States Patent and Trademark Office, pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. Section 1051, prior to the accepted filing of a “Statement of Use” or an “Amendment to Allege Use” with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or

Exhibit IV-2 enforceability of any registration that issues from such intent-to-use application under applicable federal law. SECTION 3. Termination. Subject to Section 5.13 of the Security Agreement, at such time as (a) the Aggregate Commitments shall have expired or been terminated and (b) all Obligations, including the principal of and interest on each Loan and all fees, expenses and other amounts (excluding contingent obligations (other than any such obligations in respect of a Letter of Credit) as to which no claim has been made or which are otherwise not due) payable under any Loan Document, any Secured Hedge Agreement and any Cash Management Obligation, shall have been paid in full in cash and all Letters of Credit shall have expired or been terminated and all L/C Borrowings shall have been fully reimbursed, the security interest granted herein shall terminate and, upon the Grantors’ request, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the security interest in the Trademark Collateral under this Agreement. Any execution and delivery of documents by the Collateral Agent pursuant to this Section 3 shall be without recourse or warranty by the Collateral Agent or any other Secured Party. SECTION 4. Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern. SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. SECTION 6. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. [APPLICABLE GRANTOR], as Grantor By: Name: Title: JPMORGAN CHASE BANK, N.A., as Collateral Agent By: Name: Title:

Schedule I TRADEMARKS Trademark Registrations MARK NAME APPLICATION NO. FILED REGISTRATION NO REGISTERED OWNER Trademark Applications MARK NAME APPLICATION NO. FILED CLASSES OWNER

EXHIBIT H-1 FORM OF UNITED STATES TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Treated As Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Credit Agreement dated as of October 13, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time the “Credit Agreement”; the terms defined therein being used herein as therein defined) among TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, and each lender from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Parent Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments under the Loan Documents are effectively connected with the undersigned’s conduct of a U.S. trade or business. The undersigned has furnished the Administrative Agent and the Parent Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform the Parent Borrower and the Administrative Agent in writing and deliver promptly to the Parent Borrower and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Parent Borrower or the Administrative Agent) or promptly notify the Parent Borrower and the Administrative Agent in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished the Parent Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment. [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on the day_______ of _______, 20__. [NAME OF FOREIGN LENDER] By: Name: Title:

EXHIBIT H-2 FORM OF UNITED STATES TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Treated As Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Credit Agreement dated as of October 13, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time the “Credit Agreement”; the terms defined therein being used herein as therein defined) among TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, and each lender from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Pursuant to the provisions of Section 3.01(f) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) neither the undersigned nor any of its applicable direct or indirect partners/members that is claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its applicable direct or indirect partners/members claiming the portfolio interest exemption on its own behalf is a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, (v) none of its applicable direct or indirect partners/members claiming the portfolio interest exemption on its own behalf is a “controlled foreign corporation” related to the Parent Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments under the Loan Documents are effectively connected with the conduct of a U.S. trade or business by the undersigned or any of its applicable direct or indirect partners/members claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners. The undersigned has furnished the Administrative Agent and the Parent Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members that is claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners: an IRS Form W-8BEN, W-8BEN-E, or W-8IMY, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform the Parent Borrower and the Administrative Agent in writing and deliver promptly to the Parent Borrower and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Parent Borrower or the Administrative Agent) or promptly notify the Parent Borrower and the Administrative Agent in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished the Parent Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on the day _______ of _______, 20__. [NAME OF FOREIGN LENDER] By: Name: Title:

EXHIBIT H-3 FORM OF UNITED STATES TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Treated As Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Credit Agreement dated as of October 13, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time the “Credit Agreement”; the terms defined therein being used herein as therein defined) among TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Pursuant to the provisions of Section 3.01(f) and Section 10.07(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Parent Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments under the Loan Documents are effectively connected with the undersigned’s conduct of a U.S. trade or business. The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment. [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on the day _______ of _______, 20__. [NAME OF FOREIGN LENDER] By: Name: Title:

EXHIBIT H-4 FORM OF UNITED STATES TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Treated As Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Credit Agreement dated as of October 13, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time the “Credit Agreement”; the terms defined therein being used herein as therein defined) among TENABLE HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Pursuant to the provisions of Section 3.01(f) and Section 10.07(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) neither the undersigned nor any of its applicable direct or indirect partners/members claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its applicable direct or indirect partners/members claiming the portfolio interest exemption on its own behalf is a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, (v) none of its applicable direct or indirect partners/members claiming the portfolio interest exemption on its own behalf is a “controlled foreign corporation” related to the Parent Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments under the Loan Documents are effectively connected with the conduct of a U.S. trade or business by the undersigned or any of its applicable direct or indirect partners/members claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members that is claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners: an IRS Form W-8BEN, W-8BEN-E, or W-8IMY, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

[Signature Page Follows] IN WITNESS WHEREOF, the undersigned has duly executed this certificate on the day _______ of _______, 20__. [NAME OF FOREIGN LENDER] By: Name: Title:

EXHIBIT I FORM OF MASTER INTERCOMPANY NOTE [Attached]

FORM OF MASTER INTERCOMPANY NOTE New York, New York Date: [  ], 20__ FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower from time to time from any other entity listed on the signature page hereto (each, in such capacity, a “Payor”), hereby promises to pay on demand to such other entity listed below (each, in such capacity, a “Payee”), in lawful money of the United States of America, or in such other currency as agreed to by such Payor and such Payee, in immediately available funds, at such location as a Payee shall from time to time designate, the unpaid principal amount of all loans and advances (including trade payables) made by such Payee to such Payor. Each Payor promises also to pay interest on the unpaid principal amount of all such loans and advances in like money at said location from the date of such loans and advances until paid at such rate per annum as shall be agreed upon from time to time by such Payor and such Payee. This note (“Note”) is the Master Intercompany Note referred to in the Credit Agreement, dated as of October 13, 2026 (as amended, restated, amend and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among TENABLE HOLDINGS, INC., a Delaware corporation (“Parent Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), collateral agent (the “Collateral Agent”) and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and is subject to the terms thereof, and shall be pledged, to the extent required to be pledged by any Payee pursuant to the terms of any Collateral Document, by such Payee. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement. Each Payee hereby acknowledges and agrees that after the occurrence and during the continuance of an Event of Default and after the Administrative Agent shall have provided to such Payee prior written notice of its intent to exercise such rights (provided that such prior written notice is not required if (x) an Event of Default under Sections 8.01(f) or 8.01(g) of the Credit Agreement shall have occurred and is continuing or (y) payment of the Loans shall be due by acceleration), the Administrative Agent may exercise any and all rights of any such Payee with respect to this Note. Anything in this Note to the contrary notwithstanding, the indebtedness evidenced by this Note owed by any Payor that is a Loan Party to any Payee that is not a Loan Party shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Obligations of such Payor until the payment in full in cash of all Obligations of such Payor; provided, that each Payor may make payments to the applicable Payee unless an Event of Default shall have occurred and be continuing and such Payor shall have received notice from the Administrative Agent (provided, that no such notice shall be required to be given in the case of any Event of Default arising under Sections 8.01(f) or 8.01(g) of the Credit Agreement) (such Obligations and other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in clause (i) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as “Senior Indebtedness”):

(i) in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Payor or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Payor, whether or not involving insolvency or bankruptcy, then, if an Event of Default has occurred and is continuing, (x) the holders of Senior Indebtedness shall be paid in full in cash in respect of all amounts constituting Senior Indebtedness before any Payee that is not a Loan Party is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of this Note and (y) until the holders of Senior Indebtedness are paid in full in cash in respect of all amounts constituting Senior Indebtedness, any payment or distribution to which such Payee would otherwise be entitled (other than debt securities of such Payor that are subordinated, to at least the same extent as this Note, to the payment of all Senior Indebtedness then outstanding (such securities being hereinafter referred to as “Restructured Debt Securities”)) shall be made to the holders of Senior Indebtedness; (ii) if any Event of Default has occurred and is continuing and after notice from the Administrative Agent (provided that no such notice shall be required to be given in the case of any Event of Default arising under Sections 8.01(f) or 8.01(g) of the Credit Agreement), then no payment or distribution of any kind or character shall be made by or on behalf of any Payor that is a Loan Party or any other Person on its behalf with respect to this Note owed to any Payee that is not a Loan Party; and (iii) if any payment or distribution of any character, whether in cash, securities or other property (other than Restructured Debt Securities), in respect of this Note shall (despite these subordination provisions) be received by any Payee in violation of clause (i) or (ii) before all Senior Indebtedness shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (or their representatives), ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all Senior Indebtedness in full in cash. To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of any Payor or by any act or failure to act on the part of such holder or any trustee or agent for such holder. Each Payee and each Payor hereby agree that the subordination of this Note is for the benefit of the Administrative Agent, each L/C Issuer (under the Credit Agreement) and the Lenders and the Administrative Agent, each L/C Issuer (under the Credit Agreement) and the Lenders are obligees under this Note to the same extent as if their names were written herein as such and the Administrative Agent may, on behalf of itself, each L/C Issuer and the Lenders, as applicable, proceed to enforce the subordination provisions herein. The indebtedness evidenced by this Note owed by any Payor to any Payee that is a Loan Party shall not be subordinated to, and shall rank pari passu in right of payment with, any other obligation of such Payor.

Nothing contained in the subordination provisions set forth above is intended to or will impair, as between each Payor and each Payee, the obligations of such Payor, which are absolute and unconditional, to pay to such Payee the principal of and interest on this Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of such Payee and other creditors of such Payor other than the holders of Senior Indebtedness. Each Payee is hereby authorized to record all loans and advances made by it to any Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein. Each Payor hereby waives presentment, demand, protest or notice of any kind in connection with this Note. All payments under this Note shall be made without offset, counterclaim or deduction of any kind. This Note shall be binding upon each Payor and its successors and assigns, and the terms and provisions of this Note shall inure to the benefit of each Payee and its successors and assigns, including subsequent holders hereof. Notwithstanding anything to the contrary contained herein, in any other Loan Document or in any other promissory note or other instrument, this Note replaces and supersedes any and all promissory notes or other instruments which create or evidence any loans or advances made on, before or after the date hereof by any Payee to any Loan Party or any Subsidiary, in each case to the extent required to be pledged by such Payee to the Collateral Agent pursuant to any Collateral Documents. From time to time after the date hereof, additional Loan Parties or Subsidiaries thereof may become parties hereto (as Payor and/or Payee, as the case may be) by executing a counterpart signature page to this Note (each additional Subsidiary, an “Additional Party”). Upon delivery of such counterpart signature page to the Payees, notice of which is hereby waived by the other Payors, each Additional Party shall be a Payor and/or a Payee, as the case may be, and shall be as fully a party hereto as if such Additional Party were an original signatory hereof. Each Payor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Payor or Payee hereunder. This Note shall be fully effective as to any Payor or Payee that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Payor or Payee hereunder. Any Subsidiary of a Loan Party that is a party to this Note, which ceases to be a Subsidiary of a Loan Party (the “Former Subsidiary”), shall be automatically released from the rights and obligations under this Note, provided, that, at the time of such release, any existing balances between the Former Subsidiary and the remaining parties hereto have been paid in full or settled. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

TENABLE, INC., as Payee and Payor By: ____________________________________ Name: Title: TENABLE HOLDINGS, INC., as Payee and Payor By: ____________________________________ Name: Title: TENABLE PUBLIC SECTOR LLC, as Payee and Payor By: ____________________________________ Name: Title: ACCURICS, INC., as Payee and Payor By: ____________________________________ Name: Title: BIT DISCOVERY, INC., as Payee and Payor By: ____________________________________ Name: Title:

[SUBSIDIARY], as Payee and Payor By: ____________________________________ Name: Title:

Note Power FOR VALUE RECEIVED, each of the undersigned does hereby sell, assign and transfer to ______ all of its right, title and interest in and to the Master Intercompany Note, dated [__________], 20[___] (as it may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Note”), made by Tenable Holdings, Inc., a Delaware corporation (“Parent Borrower”), and each Subsidiary thereof signatory thereto. This endorsement is intended to be attached to the Note and, when so attached, shall constitute an endorsement thereof. The initial undersigned shall be each Loan Party or Subsidiary thereof that is required to become party to the Note on the date hereof pursuant to the terms and conditions of the Loan Documents. From time to time after the date thereof, additional Subsidiaries of Holdings shall become parties to the Note (each, an “Additional Payee”) by executing a counterpart signature page to the Note and, if such Subsidiaries are or will become Loan Parties, a signatory to this endorsement by executing a counterpart signature page to this endorsement. Upon delivery of such counterpart signature page to the Collateral Agent, on behalf of the Payors, notice of which is hereby waived (to the extent permitted under applicable law) by the other Payees, each Additional Payee shall be a Payee and shall be as fully a Payee under the Note and, to the extent applicable, a signatory to this endorsement as if such Additional Payee were an original Payee under the Note and, to the extent applicable, an original signatory hereof. Each Payee expressly agrees that its obligations arising under the Note and hereunder shall not be affected or diminished by the addition or release of any other Payee under the Note or hereunder. This endorsement shall be fully effective as to any Payee that is or becomes a signatory hereto regardless of whether any other person becomes or fails to become or ceases to be a Payee under the Note or hereunder. [Signatures Follow on Next Page]

TENABLE HOLDINGS, INC. as Payee and Payor By: Name: Title: TENABLE, INC. as Payee and Payor By: Name: Title: TENABLE PUBLIC SECTOR LLC, as Payee and Payor By: Name: Title: ACCURICS, INC., as Payee and Payor By: ____________________________________ Name: Title: BIT DISCOVERY, INC., as Payee and Payor By: ____________________________________ Name: Title:

[SUBSIDIARY] as Payee and Payor By: Name: Title: